UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2013

Date of reporting period: June 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

The Bridgeway Large Cap Value Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The Holland Large Cap Growth Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Because the Fund may invest in fewer companies than a more diversified portfolio, the fluctuating value of a single holding may have a greater impact on the value of the Fund. The Stephens Mid-Cap Growth and Stephens Small Cap Growth Funds may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Please see the prospectus for a complete discussion of each Fund’s risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. The advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2013

Dear Shareholders,

The first six months of 2013 have been a strong period for U.S. equities. But even in a landscape like this one, there tend to be some pretty stark differences in how different areas of the market react to that rising tide.

While the S&P 500 Index was gaining 13.82% for the first half of the year, the Health Care sector was up more than 20%. The Materials sector, by contrast, was up just 2.90%. Among the stocks within the S&P 500, the returns for the first half of 2013 range from Netflix’s gain of 130% to Cliffs Natural Resources, which lost 58% of its value.

Even within a strong landscape for equities, we can see a significant amount of variation. That puts a premium on careful stock selection. American Beacon Advisors is proud to offer several equity funds that are sub-advised by some of the most highly respected investment teams in the nation.

For the six-month period ended June 30, 2013:

•	American Beacon Bridgeway Large Cap Value Fund (Institutional Class) returned 17.35%.

•	American Beacon Holland Large Cap Growth Fund (Institutional Class) returned 13.05%.

•	American Beacon Stephens Small Cap Growth Fund (Institutional Class) returned 17.53%.

•	American Beacon Stephens Mid-Cap Growth Fund (Institutional Class) returned 13.02%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

June 30, 2013 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Value Fund (the “Fund”) returned 17.14% for the six months ended June 30, 2013, compared to the Russell 1000® Value Index (the “Index”) return of 15.90% and the Lipper Large-Cap Value Funds Index return of 15.71%.

Total Returns for the Period ended 6/30/13

	6 Months*	1 Year	5 Years	Since Incep. 10/31/03
Institutional Class (1,7)	17.35%	27.96%	8.35%	8.45%
Y Class (1,2,7)	17.23%	27.76%	8.32%	8.43%
Investor Class (1, 3, 7)	17.14%	27.50%	8.24%	8.39%
A Class with sales charge (1,4,7)	10.33%	20.01%	6.93%	7.71%
A Class without sales charge (1,4,7)	17.05%	27.32%	8.20%	8.37%
C Class with sales charge (1,5,7)	15.56%	25.52%	8.00%	8.27%
C Class without sales charge (1,5,7)	16.56%	26.52%	8.00%	8.27%
Lipper Large-Cap Value Funds Index (6)	15.71%	24.61%	5.96%	6.32%
Russell 1000 Value Index (6)	15.90%	25.32%	6.67%	7.18%

*	Not annualized.
1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class was waived since 2008 and since 2012 for the Y, Investor, A, and C Classes.
2.	Fund performance for the five-year and since inception periods represent the returns achieved by the Institutional Class from 10/31/03 up to 2/3/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/03.
3.	Fund performance for the five-year and since inception periods represent the returns achieved by the Institutional Class from 10/31/03 up to 2/3/12, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional
Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 10/31/03.
4.	Fund performance for the five-year and since inception periods represent the returns achieved by the Institutional Class from 10/31/03 through 2/3/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/03. A Class shares have a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and since inception periods represent the returns achieved by the Institutional Class from 10/31/03 through 2/3/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/03. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
6.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000® Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.73%, 3.75%, 2.26% 2.21%, and 6.81%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index as both stock selection and sector allocation added value relative to the Index.

Investments in the Consumer Staples and Energy sectors contributed most to the Fund’s performance. In the Consumer Staples sector, Green Mountain Coffee (up 62.5%), Constellation Brands (up 47.3%) and Campbell Soup (up 28.4%) were the largest contributors. Exxon Mobil (up 3.1%), Marathon Petroleum (up 12.5%) and Pioneer Natural Resources (up 35.8%) added the most relative value in the Energy sector. Holdings in the Information Technology and Industrials sectors also contributed to the Fund’s returns. Activision

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

June 30, 2013 (Unaudited)

Blizzard (up 36.0%) and Western Digital (up 47.4%) contributed most to performance in the Information Technology sector, as did Delta Air Lines (up 58.1%), Northrop Grumman (up 25.3%) and General Electric (up 12.7%) in the Industrials sector. Poor stock selection in the Consumer Discretionary sector detracted relative value. Dillard’s (down 2.0%) and American Eagle Outfitters (down 2.2%) were the largest detractors in the Consumer Discretionary sector.

On average, an overweight position in Information Technology, the best performing sector in the Index, added relative value through sector allocation. Being underweight Materials, the worst performing sector in the Index, also contributed to the Fund’s returns.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)

AT&T, Inc.		1.5
Exxon Mobil Corp.		1.5
Chevron Corp.		1.3
U.S. Bancorp		1.3
Phillips 66		1.3
Delta Air Lines, Inc.		1.3
Hess Corp.		1.3
Time Warner, Inc.		1.3
Xcel Energy, Inc.		1.3
Northrop Grumman Corp.		1.3
Total Fund Holdings	124

Sector Allocation (% Equities)

Financials	28.9
Energy	13.6
Consumer Staples	10.9
Information Technology	10.2
Consumer Discretionary	9.7
Health Care	9.1
Industrials	7.2
Utilities	6.7
Telecommunication Services	2.1
Materials	1.6

American Beacon Holland Large Cap Growth FundSM

Performance Overview

June 30, 2013 (Unaudited)

The Investor Class of the American Beacon Holland Large Cap Growth Fund (the “Fund”) returned 12.87% for the six months ended June 30, 2013, compared to the Russell 1000® Growth Index (the “Index”) return of 11.80% and the Lipper Large-Cap Growth Funds Index return of 10.18%.

Total Returns for the Period ended 6/30/13

	6 Months*	1 Year	5 Years	10 Years
Institutional Class (1,2,8)	13.05%	17.12%	7.63%	7.05%
Y Class (1,3,8)	13.06%	17.00%	7.60%	7.03%
Investor Class (1,8)	12.87%	16.70%	7.46%	6.96%
A Class with sales charge (1,4,8)	6.29%	9.86%	6.14%	6.30%
A Class without sales charge (1,4,8)	12.78%	16.57%	7.41%	6.93%
C Class with sales charge (1,5,8)	11.39%	14.70%	7.21%	6.83%
C Class without sales charge (1,5,8)	12.39%	15.70%	7.21%	6.83%
Lipper Large-Cap Growth Funds Index (7)	10.18%	16.38	5.26%	6.24%
Russell 1000 Growth Index (7)	11.80%	17.07%	7.47%	7.40%

*	Not annualized
1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each class was waived since 2002. Performance prior to waiving fees was lower than the actual returns shown since 2002.
2.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 6/30/03 up to 3/1/10, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Institutional Class been in existence since 6/30/03.
3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 6/30/03 up to 3/23/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Y Class been in existence since 6/30/03.
4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 6/30/03 through 2/1/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/03. A Class shares have a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 6/30/03 through 3/23/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/03. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
6.	The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 1000® Growth Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. The Lipper Large-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.33%, 10.19%, 1.45% 2.74%, and 6.18% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index entirely due to stock selection as sector allocation detracted value relative to the Index.

Investments in the Information Technology and Energy sectors contributed most to the Fund’s returns. In the Information Technology sector, Apple (down 24.7%) positively impacted performance as the Fund held a much smaller position in the security compared to the Index. Cisco Systems (up 24.7%) also contributed relative value. In the Energy sector, Range Resources (up 23.2%), Halliburton (up 21.0%) and Occidental Petroleum (up 18.2%) were the largest

American Beacon Holland Large Cap Growth FundSM

Performance Overview

June 30, 2013 (Unaudited)

contributors. Poor stock selection in the Health Care and Consumer Discretionary sectors detracted from Fund performance. Hospira (down 5.8%) was the largest detractor in the Health Care sector. Not owning Bristol Myers Squibb and Celgene, which were up 39.8% and 49.1%, respectively, in the Index, also hurt performance. In the Consumer Discretionary sector, Yum! Brands (up 5.4%) detracted relative value. Not owning Home Depot and Netflix, which were up 26.6% and 128.0%, respectively, in the Index, also negatively impacted performance.

An overweight in Information Technology, the worst performing sector in the Index, detracted relative value through sector allocation. This was slightly offset by overweighting Health Care, the best performing sector in the Index, which contributed to the Fund’s returns.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)

Visa, Inc.		4.2
Amazon.com, Inc.		3.9
Range Resources Corp.		3.8
Citrix Systems, Inc.		3.6
Cisco Systems, Inc.		3.6
Google, Inc.		3.3
Yum! Brands, Inc.		3.3
Covidien PLC		3.1
Qualcomm, Inc.		4.1
Priceline.com, Inc.		2.9
Total Fund Holdings	48

Sector Allocation (% Equities)

Information Technology	35.0
Consumer Discretionary	16.6
Health Care	14.9
Consumer Staples	9.5
Energy	8.9
Industrials	6.9
Materials	4.8
Financials	3.4

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

June 30, 2013 (Unaudited)

The Investor Class of the American Beacon Stephens Small Cap Growth Fund (the “Fund”) returned 17.45% for the six months ended June 30, 2013, outperforming the Russell 2000® Growth Index (the “Index”) return of 17.44% and the Lipper Small-Cap Growth Funds Index return of 15.86% for the same period.

Total Returns for the Period ended 6/30/13

	6 Months*	1 Year	5 Years	Since Incep. 12/1/05
Institutional Class (1,2,7)	17.53%	18.48%	10.39%	8.83%
Y Class (1,3,7)	17.54%	18.41%	10.19%	7.41%
Investor Class (1,7)	17.45%	18.17%	10.12%	7.36%
A Class with sales charge (1,4,7)	10.54%	11.19%	8.76%	6.49%
A Class without sales charge (1,4,7)	17.31%	17.94%	10.06%	7.32%
C Class with sales charge (1,5,7)	15.86%	16.04%	9.84%	7.18%
C Class without sales charge (1,5,7)	16.86%	17.04%	9.84%	7.18%
S&P 500 Index (6)	13.82%	20.60%	7.01%	5.59%
Lipper Small-Cap Growth Funds Index (6)	15.86%	22.24%	8.01%	6.02%
Russell 2000 Growth Index (6)	17.44%	23.67%	8.89%	7.16%

*	Not annualized
1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class was waived since 2012. Performance prior to waiving fees was lower than the actual returns shown since 2012.
2.	Fund performance for the since inception period represents the returns achieved by the Institutional Class since its inception of 8/31/06.
3.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 12/1/05 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 12/1/05.
4.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 12/1/05 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result total returns shown may be higher than they would have been had the A Class been in existence since 12/1/05. A Class has a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 12/1/05 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/1/05. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell 2000 Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. The Russell 2000 Growth Index and the Russell 2000 Index are registered trademarks of Frank Russell Company. The Lipper Small-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.22% 2.07%, 1.58%, 2.10%, and 6.17% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index as both stock selection and sector allocation added value relative to the Index.

Holdings in the Financials, Consumer Discretionary and Health Care sectors contributed the most relative value for the Fund. In the Financials sector, Radian Group (up 68.5%), Portfolio Recovery Associates (up 45.0%) and SVB Financial Group (up 49.2%) were the largest contributors. Krispy Kreme Doughnuts (up 89.0%), Lions Gate Entertainment (up 69.4%) and Chuy’s (up 73.8%) had the largest impact to the Fund’s returns in the Consumer Discretionary sector. Medidata Solutions (up 97.1%) Proto Labs (up

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

June 30, 2013 (Unaudited)

66.2%) and Parexel International (up 54.6%) contributed most to relative performance in the Health Care sector.

Holdings in the Information Technology and Consumer Staples sectors detracted from the Fund’s returns. Vocus (down 52.5%), Vocera Communications (down 44.8%) and Aruba Networks (down 25.4%) hurt performance in the Information Technology sector. In the Consumer Staples sector, United Natural Foods (down 0.4%) and Boulder Brands (down 29.5%) were the largest detractors. Not owning SuperValu, which was up 151.8% in the Index, also negatively impacted performance.

The Fund’s significant underweight in Materials, the worst performing sector in the Index, added relative value through sector allocation.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in smaller capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)

CoStar Group, Inc.		2.1
Proto Labs, Inc.		1.8
Medidata Solutions, Inc.		1.7
Lions Gate Entertainment Corp.		1.7
WageWorks, Inc.		1.6
Neogen Corp.		1.5
Encore Capital Group, Inc.		1.5
Sourcefire, Inc.		1.5
PAREXEL International Corp.		1.5
Krispy Kreme Doughnuts, Inc.		1.5
Total Fund Holdings	118

Sector Allocation (% Equities)

Information Technology	23.1
Health Care	21.0
Consumer Discretionary	13.8
Industrials	13.8
Financials	11.5
Energy	8.1
Consumer Staples	7.2
Materials	1.0
Telecommunication Services	0.5

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

June 30, 2013 (Unaudited)

The Investor Class of the American Beacon Stephens Mid-Cap Growth Fund (the “Fund”) returned 12.81% for the six months ended June 30, 2013. The Fund underperformed the Russell Midcap® Growth Index (the “Index”) return of 14.70% and the Lipper Mid-Cap Growth Funds Index return of 14.26%.

Total Returns for the Period ended 6/30/13

	6 Months*	1 Year	5 Years	Since Incep. 2/1/06
Institutional Class (1,2,7)	13.02%	18.77%	7.89%	8.51%
Y Class (1,3,7)	12.87%	18.85%	7.68%	6.34%
Investor Class (1,7)	12.81%	18.33%	7.58%	6.27%
A Class with sales charge (1,4,7)	6.29%	11.36%	6.30%	5.41%
A Class without sales charge (1,4,7)	12.74%	18.16%	7.56%	6.26%
C Class with sales charge (1,5,7)	11.14%	16.47%	7.36%	6.12%
C Class without sales charge (1,5,7)	12.14%	17.47%	7.36%	6.12%
S&P 500 Index (6)	13.82%	20.60%	7.01%	5.35%
Russell Midcap Growth Index (6)	14.70%	22.88%	7.61%	6.23%
Lipper Mid-Cap Growth Funds Index (6)	14.26%	20.24%	6.09%	6.11%

*	Not annualized
1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class was waived since 2012. Performance prior to waiving fees was lower than the actual returns shown since 2012.
2.	Fund performance for the since inception period represents the returns achieved by the Institutional Class since its inception of 8/31/06.
3.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 2/1/06 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 2/1/06.
4.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 2/1/06 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 2/1/06. A Class has a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 2/1/06 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 2/1/06. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell Midcap Growth Index is an unmanaged index of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Growth Index and Russell 1000 are registered trademarks of Frank Russell Company. The Lipper Mid-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.29%, 3.86%, 1.68%, 1.84%, and 14.55%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index entirely through stock selection as sector allocation added modest value relative to the Index.

Investments in the Consumer Staples, Industrials and Health Care sectors detracted the most relative value. In the Consumer Staples sector, not owning Green Mountain Coffee and Kroger, which were up 81.9% and 34.0%, respectively, in the Index, negatively impacted Fund performance. In the Industrials sector, HMS Holdings (down 10.0%) and Clean Harbors (down 9.7%) detracted most from the Fund’s returns. Not owning Delta Air Lines, which was up 57.6% in the

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

June 30, 2013 (Unaudited)

Index, also hurt performance. In the Health Care sector, not owning Vertex Pharmaceuticals and Actavis, which were up 91.1% and 46.8%, respectively, in the Index, detracted from the Fund’s performance. Good stock selection in the Financials sector contributed to the Fund’s returns. Portfolio Recovery Associates (up 43.5%), SVB Financial Group (up 34.4%) and Intercontinental Exchange (up 44.0%) added relative value in the Financials sector.

A significant underweight in Materials, one of the poorer performing sectors in the Index, contributed to the Fund’s performance through sector allocation. An overweight in the Energy sector also contributed to the Fund’s returns. The aforementioned good performance was somewhat offset by an overweight in the Information Technology sector which detracted relative value.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in medium capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)

Cerner Corp.		2.0
Stericycle, Inc.		1.8
Portfolio Recovery Associates, Inc.		1.7
LKQ Corp.		1.6
Discovery Communications, Inc.		1.6
Verisk Analytics, Inc.		1.5
Whole Foods Market, Inc.		1.5
Illumina, Inc.		1.5
CarMax, Inc.		1.5
Core Laboratories NV		1.5
Total Fund Holdings	103

Sector Allocation (% Equities)

Consumer Discretionary	22.1
Information Technology	21.5
Health Care	18.7
Industrials	11.8
Energy	10.4
Financials	8.3
Consumer Staples	5.8
Materials	1.4

American Beacon FundSM

Fund Expenses

June 30, 2013 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundSM

Fund Expenses

June 30, 2013 (Unaudited)

Bridgeway Large Cap Value Fund:

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13
Institutional Class
Actual	$1,000.00	$1,173.49	$4.53
Hypothetical **	$1,000.00	$1,020.63	$4.21
Y Class
Actual	$1,000.00	$1,172.34	$5.06
Hypothetical **	$1,000.00	$1,020.13	$4.71
Investor Class
Actual	$1,000.00	$1,171.41	$6.57
Hypothetical **	$1,000.00	$1,018.74	$6.11
A Class
Actual	$1,000.00	$1,170.46	$7.21
Hypothetical **	$1,000.00	$1,018.15	$6.71
C Class
Actual	$1,000.00	$1,165.60	$11.22
Hypothetical **	$1,000.00	$1,014.43	$10.44

*	Expenses are equal to the Fund’s annualized expense ratios for the six- month period of 0.84%, 0.94%, 1.22%, 1.34% and 2.09% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half- year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Holland Large Cap Growth Fund

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13
Institutional Class
Actual	$1,000.00	$1,130.55	$4.70
Hypothetical **	$1,000.00	$1,020.38	$4.46
Y Class
Actual	$1,000.00	$1,130.62	$5.23
Hypothetical **	$1,000.00	$1,019.89	$4.96
Investor Class
Actual	$1,000.00	$1,128.71	$6.70
Hypothetical **	$1,000.00	$1,018.50	$6.36
A Class
Actual	$1,000.00	$1,127.80	$7.33
Hypothetical **	$1,000.00	$1,017.90	$6.95
C Class
Actual	$1,000.00	$1,123.94	$11.27
Hypothetical **	$1,000.00	$1,014.18	$10.69

*	Expenses are equal to the Fund’s annualized expense ratios for the six- month period of 0.89%, 0.99%, 1.27%, 1.39% and 2.14% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half- year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Stephens Small Cap Growth Fund

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13
Institutional Class
Actual	$1,000.00	$1,175.29	$5.88
Hypothetical **	$1,000.00	$1,019.39	$5.46
Y Class
Actual	$1,000.00	$1,175.43	$6.42
Hypothetical **	$1,000.00	$1,018.89	$5.96
Investor Class
Actual	$1,000.00	$1,174.47	$7.28
Hypothetical **	$1,000.00	$1,018.10	$6.76
A Class
Actual	$1,000.00	$1,173.14	$8.57
Hypothetical **	$1,000.00	$1,016.91	$7.95
C Class
Actual	$1,000.00	$1,168.58	$12.58
Hypothetical **	$1,000.00	$1,013.19	$11.68

*	Expenses are equal to the Fund’s annualized expense ratios for the six- month period of 1.09%, 1.19%, 1.35%, 1.59% and 2.34% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half- year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Stephens Mid-Cap Growth Fund

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13
Institutional Class
Actual	$1,000.00	$1,130.19	$5.23
Hypothetical **	$1,000.00	$1,019.89	$4.96
Y Class
Actual	$1,000.00	$1,128.72	$5.75
Hypothetical **	$1,000.00	$1,019.39	$5.46
Investor Class
Actual	$1,000.00	$1,128.15	$7.23
Hypothetical **	$1,000.00	$1,018.00	$6.85
A Class
Actual	$1,000.00	$1,127.42	$7.86
Hypothetical **	$1,000.00	$1,017.41	$7.45
C Class
Actual	$1,000.00	$1,121.43	$11.78
Hypothetical **	$1,000.00	$1,013.69	$11.18

*	Expenses are equal to the Fund’s annualized expense ratios for the six- month period of 0.99%, 1.09%, 1.37%, 1.49% and 2.24% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half- year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
COMMON STOCK - 96.30%
CONSUMER DISCRETIONARY - 9.38%
Auto Components - 0.99%
Lear Corp.	10,800	$653

Automobiles - 2.74%
Ford Motor Co.	38,900	602
General Motors Co.A	20,800	693
Hertz Global Holdings, Inc.A	20,800	516

		1,811

Home Builders - 0.43%
D.R. Horton, Inc.	13,300	283

Household Durables - 2.20%
Mohawk Industries, Inc.A	3,700	416
Pulte Group, Inc.A	27,900	529
Whirlpool Corp.	4,500	515

		1,460

Media - 1.29%
Time Warner, Inc.	14,800	856

Multiline Retail - 0.78%
Dillard’s, Inc., Class A	6,300	516

Specialty Retail - 0.50%
Home Depot, Inc.	4,300	333

Textiles & Apparel - 0.45%
PVH Corp.	2,400	300

Total Consumer Discretionary		6,212

CONSUMER STAPLES - 10.50%
Beverages - 1.25%
Constellation Brands, Inc., Class AA	9,700	505
Molson Coors Brewing Co., Class B	6,700	321

		826

Food & Drug Retailing - 3.15%
CST Brands, Inc.A	1,277	39
Kroger Co.	11,800	408
Safeway, Inc.	19,700	466
Sysco Corp.	12,200	417
Walgreen Co.	17,200	760

		2,090

Food Products - 3.59%
Archer-Daniels-Midland Co.	17,200	584
Campbell Soup Co.	7,400	331
ConAgra Foods, Inc.	10,700	374
General Mills, Inc.	6,800	330
Green Mountain Coffee Roasters, Inc.A	7,200	540
Mondelez International, Inc., Class A	7,500	214

		2,373

Household Products - 2.51%
Colgate-Palmolive Co.	14,800	848
Kimberly-Clark Corp.	4,300	418
Procter & Gamble Co.	5,200	400

		1,666

Total Consumer Staples		6,955

	Shares	Fair Value
		(000’s)
ENERGY - 13.14%
Energy Equipment & Services - 1.24%
Cobalt International Energy, Inc.A	12,600	$335
Helmerich & Payne, Inc.	7,800	487

		822

Oil & Gas - 11.90%
Chesapeake Energy Corp.	16,300	332
Chevron Corp.	7,514	889
ConocoPhillips	13,900	841
Exxon Mobil Corp.	10,700	966
Hess Corp.	12,900	858
HollyFrontier Corp.	7,800	334
Marathon Petroleum Corp.	10,900	775
Murphy Oil Corp.	8,400	511
Phillips 66	14,800	872
Pioneer Natural Resources Co.	2,600	376
Tesoro Corp.	6,400	335
Valero Energy Corp.	22,800	793

		7,882

Total Energy		8,704

FINANCIALS - 27.72%
Banks - 4.29%
BB&T Corp.	6,500	220
Fifth Third Bancorp	28,100	507
Huntington Bancshares, Inc.	51,800	408
Northern Trust Corp.	8,500	492
Regions Financial Corp.	34,500	329
U.S. Bancorp	24,400	883

		2,839

Diversified Financials - 10.92%
Ameriprise Financial, Inc.	5,400	437
Bank of America Corp.	36,300	467
Capital One Financial Corp.	12,900	810
Citigroup, Inc.	12,100	580
Discover Financial Services	13,100	624
Goldman Sachs Group, Inc.	5,300	802
H&R Block, Inc.	16,800	466
JPMorgan Chase & Co.	16,000	845
SLM Corp.	23,500	537
State Street Corp.	13,000	849
Wells Fargo & Co.	19,900	821

		7,238

Insurance - 10.13%
ACE Ltd.	8,100	725
Aflac, Inc.	14,000	814
Allstate Corp.	17,000	817
American International Group, Inc.A	8,300	371
Axis Capital Holdings Ltd.	8,000	366
Berkshire Hathaway, Inc., Class BA	6,200	694
Chubb Corp.	3,500	296
Everest Re Group Ltd.	1,600	205
Genworth Financial, Inc., Class AA	39,300	448
Marsh & McLennan Cos., Inc.	18,000	719
MetLife, Inc.	7,900	362
Prudential Financial, Inc.	5,000	365
Reinsurance Group of America, Inc.	3,500	242
Travelers Cos., Inc.	3,600	288

		6,712

Real Estate - 2.38%
Equity ResidentalB	6,500	377

See accompanying notes

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
Federal Realty Investment TrustB	4,400	$456
Rayonier, Inc.B	8,000	443
Ventas, Inc.B	4,300	299

		1,575

Total Financials		18,364

HEALTH CARE - 8.80%
Health Care Equipment & Supplies - 1.79%
Medtronic, Inc.	12,800	659
Thermo Fisher Scientific, Inc.	6,200	525

		1,184

Health Care Providers & Services - 3.52%
Aetna, Inc.	8,000	508
Cigna Corp.	9,200	667
Tenet Healthcare Corp.	10,000	461
WellPoint, Inc.	8,500	695

		2,331

Pharmaceuticals - 3.49%
Abbott Laboratories	5,300	185
AbbVie, Inc.	5,300	219
Eli Lilly & Co.	16,700	821
Johnson & Johnson	4,000	343
Mylan, Inc.A	18,400	571
Pfizer, Inc.	6,220	174

		2,313

Total Health Care		5,828

INDUSTRIALS - 6.93%
Aerospace & Defense - 2.12%
L-3 Communications Holdings, Inc.	6,500	557
Northrop Grumman Corp.	10,300	854

		1,411

Airlines - 1.31%
Delta Air Lines, Inc.	46,300	866

Commercial Services & Supplies - 0.81%
Cintas Corp.	11,800	537

Electrical Equipment - 0.57%
Hubbell, Inc., Class B	3,800	376

Industrial Conglomerates - 0.37%
General Electric Co.	10,500	243

Machinery - 0.96%
Dover Corp.	8,200	637

Road & Rail - 0.79%
Norfolk Southern Corp.	7,200	523

Total Industrials		4,593

INFORMATION TECHNOLOGY - 9.80%
Communications Equipment - 1.04%
Cisco Systems, Inc.	28,300	688

Computers & Peripherals - 1.58%
Hewlett-Packard Co.	10,800	268
NVIDIA Corp.	27,600	387
Western Digital Corp.	6,300	391

		1,046

	Shares	Fair Value
		(000’s)
Electronic Equipment & Instruments - 0.63%
Avnet, Inc.A	12,500	$420

IT Consulting & Services - 2.80%
Computer Sciences Corp.	10,100	442
Fiserv, Inc.A	4,000	350
Paychex, Inc.	17,000	621
Visa, Inc., Class A	2,400	439

		1,852

Office Electronics - 0.83%
Xerox Corp.	61,000	553

Semiconductor Equipment & Products - 2.36%
Cree, Inc.A	8,800	562
Intel Corp.	13,500	327
Micron Technology, Inc.A	47,200	676

		1,565

Software - 0.56%
Activision Blizzard, Inc.	26,000	371

Total Information Technology		6,495

MATERIALS - 1.54%
Chemicals - 1.06%
CF Industries Holdings, Inc.	1,900	326
Westlake Chemical Corp.	3,900	375

		701

Paper & Forest Products - 0.48%
MeadWestvaco Corp.	9,400	321

Total Materials		1,022

TELECOMMUNICATION SERVICES - 2.07%
AT&T, Inc.	27,749	982
Verizon Communications, Inc.	7,700	388

Total Telecommunication Services		1,370

UTILITIES - 6.42%
Electric - 4.50%
American Electric Power Co., Inc.	12,200	546
CMS Energy Corp.	14,300	389
Edison International	10,100	486
Entergy Corp.	9,200	641
Pinnacle West Capital Corp.	6,400	355
The Southern Co.	12,800	565

		2,982

Multi-Utilities - 1.92%
Westar Energy, Inc.	13,000	415
Xcel Energy, Inc.	30,100	854

		1,269

Total Utilities		4,251

Total Common Stock (Cost $55,089)		63,794

SHORT-TERM INVESTMENTS - 3.13% (Cost $2,073)
JPMorgan U.S. Government Money Market Fund, Capital Class	2,073,101	2,073

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2013 (Unaudited)

TOTAL INVESTMENTS - 99.43% (Cost $57,162)	$65,867
OTHER ASSETS, NET OF LIABILITIES - 0.57%	379

TOTAL NET ASSETS - 100.00%	$66,246

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	REIT—Real Estate Investment Trust.

Futures Contracts Open on June 30, 2013 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index Futures	Long	21	September, 2013	$1,679	$2

				$1,679	$2

See accompanying notes

American Beacon Holland Large Cap Growth FundSM

Schedule of Investments

June 30, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
COMMON STOCK - 97.88%
CONSUMER DISCRETIONARY - 16.28%
Hotels, Restaurants & Leisure - 3.25%
Yum! Brands, Inc.	34,650	$2,403

Internet & Catalog Retail - 6.79%
Amazon.com, Inc.A	10,350	2,874
priceline.com, Inc.A	2,585	2,138

		5,012

Specialty Retail - 3.50%
Advance Auto Parts, Inc.	19,250	1,562
GNC Holdings, Inc., Class A	23,200	1,026

		2,588

Textiles & Apparel - 2.74%
NIKE, Inc., Class B	18,100	1,152
Under Armour, Inc., Class AA	14,550	869

		2,021

Total Consumer Discretionary		12,024

CONSUMER STAPLES - 9.33%
Beverages - 4.15%
Monster Beverage Corp.A	25,450	1,547
PepsiCo, Inc.	18,550	1,517

		3,064

Food & Drug Retailing - 4.35%
Costco Wholesale Corp.	14,450	1,598
Mead Johnson Nutrition Co., Class A	20,450	1,620

		3,218

Household Products - 0.83%
Procter & Gamble Co.	7,950	612

Total Consumer Staples		6,894

ENERGY - 8.74%
Energy Equipment & Services - 2.03%
Halliburton Co.	35,900	1,498

Oil & Gas - 6.71%
Occidental Petroleum Corp.	14,500	1,294
Range Resources Corp.	36,700	2,837
Southwestern Energy Co.A	22,600	826

		4,957

Total Energy		6,455

FINANCIALS - 3.31%
BlackRock, Inc., Class A	4,005	1,029
Greenhill & Co. Inc	16,500	755
TD Ameritrade Holding Corp.	27,350	664

Total Financials		2,448

HEALTH CARE - 14.55%
Biotechnology - 4.74%
BioMarin Pharmaceutical, Inc.A	17,600	982
Gilead Sciences, Inc.A	25,900	1,327
Vertex Pharmaceuticals, Inc.A	14,950	1,194

		3,503

Health Care Equipment & Supplies - 4.17%
Covidien PLC	37,000	2,325
Waters Corp.A	7,550	755

		3,080

	Shares	Fair Value
		(000’s)
Health Care Providers & Services - 3.73%
Cerner Corp.A	12,550	$1,206
DaVita HealthCare Partners, Inc.A	12,800	1,546

		2,752

Pharmaceuticals - 1.91%
Bristol-Myers Squibb Co.	31,550	1,410

Total Health Care		10,745

INDUSTRIALS - 6.71%
Aerospace & Defense - 1.22%
United Technologies Corp.	9,700	902

Electrical Equipment - 1.76%
Roper Industries, Inc.	10,450	1,298

Industrial Conglomerates - 2.46%
Honeywell International, Inc.	22,950	1,821

Machinery - 1.27%
WABCO Holdings, Inc.A	12,550	937

Total Industrials		4,958

INFORMATION TECHNOLOGY - 34.28%
Communications Equipment - 5.05%
Cisco Systems, Inc.	107,950	2,625
NeuStar, Inc., Class AA	22,750	1,107

		3,732

Computers & Peripherals - 5.06%
Apple, Inc.	4,690	1,858
International Business Machines Corp.	9,850	1,882

		3,740

Internet Software & Services - 3.28%
Google, Inc., Class AA	2,755	2,425

IT Consulting & Services - 7.20%
Automatic Data Processing, Inc.	9,600	661
IHS, Inc., Class AA	14,550	1,519
Visa, Inc., Class A	17,150	3,134

		5,314

Semiconductor Equipment & Products - 4.08%
QUALCOMM, Inc.	49,300	3,011

Software - 9.61%
Adobe Systems, Inc.A	44,200	2,014
Citrix Systems, Inc.A	43,950	2,651
Intuit, Inc.	13,850	845
MICROS Systems, Inc.A	19,850	857
Microsoft Corp.	20,900	722

		7,089

Total Information Technology		25,311

MATERIALS - 4.68%
Ecolab, Inc.	11,650	992
Potash Corp of Saskatchewan, Inc.	27,950	1,066
Praxair, Inc.	12,150	1,399

Total Materials		3,457

Total Common Stock (Cost $49,835)		72,292

American Beacon Holland Large Cap Growth FundSM

Schedule of Investments

June 30, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
SHORT-TERM INVESTMENTS - 2.16% (Cost $1,592)
JPMorgan U.S. Government Money Market Fund, Capital Class	1,592,352	$1,592

TOTAL INVESTMENTS - 100.04% (Cost $51,427)		73,884
LIABILITIES, NET OF OTHER ASSETS - (0.04%)		(28)

TOTAL NET ASSETS - 100.00%		$73,856

Percentages are stated as a percent of net assets.

A	Non-income producing security.

Futures Contracts Open on June 30, 2013 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index Futures	Long	19	September, 2013	$1,519	$(22)

				$1,519	$(22)

See accompanying notes

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
COMMON STOCK - 98.15%
CONSUMER DISCRETIONARY - 13.55%
Distributors - 1.27%
Beacon Roofing Supply, Inc.A	77,300	$2,928
DXP Enterprises, Inc.A	23,900	1,592

		4,520

Hotels, Restaurants & Leisure - 6.47%
BJ’s Restaurants, Inc.A	62,496	2,319
Buffalo Wild Wings, Inc.A	32,300	3,171
Chuy’s Holdings, Inc.A	117,830	4,518
Ignite Restaurant Group, Inc.A	191,070	3,605
Krispy Kreme Doughnuts, Inc.A	290,015	5,060
National CineMedia, Inc.	260,700	4,403

		23,076

Media - 3.97%
Acacia Research Corp.	137,400	3,071
IMAX Corp.A B	146,356	3,638
Lions Gate Entertainment Corp.A B	210,700	5,789
Pandora Media, Inc.A B	89,100	1,639

		14,137

Specialty Retail - 1.84%
Aaron’s, Inc.	154,818	4,336
Cabela’s, Inc.A	34,200	2,215

		6,551

Total Consumer Discretionary		48,284

CONSUMER STAPLES - 7.11%
Food & Drug Retailing - 4.39%
Andersons, Inc.	49,700	2,644
Annie’s, Inc.A	89,062	3,807
Fresh Market, Inc.A	90,800	4,515
United Natural Foods, Inc.A	86,840	4,687

		15,653

Food Products - 1.71%
Boulder Brands, Inc.A	278,800	3,359
TreeHouse Foods, Inc.A	41,800	2,740

		6,099

Personal Products - 1.01%
Steiner Leisure Ltd.A	67,800	3,584

Total Consumer Staples		25,336

ENERGY - 7.96%
Energy Equipment & Services - 4.77%
Dril-Quip, Inc.A	37,000	3,341
Forum Energy Technologies, Inc.A	113,700	3,460
Hercules Offshore, Inc.A	368,800	2,596
Hornbeck Offshore Services, Inc.A	48,100	2,573
Oil States International, Inc.A	16,100	1,492
Pacific Drilling S.A.A	226,600	2,216
Tetra Technologies, Inc.A	129,400	1,328

		17,006

Oil & Gas - 3.19%
Carrizo Oil & Gas, Inc.A	111,200	3,150
Halcon Resources Corp.A B	412,889	2,341
Kodiak Oil & Gas Corp.A	262,900	2,337
Pioneer Energy Services Corp.A	286,700	1,898
Rosetta Resources, Inc.A	38,400	1,633

		11,359

Total Energy		28,365

	Shares	Fair Value
		(000’s)
FINANCIALS - 11.25%
Banks - 1.70%
East West Bancorp, Inc.	91,500	$2,516
SVB Financial GroupA	42,600	3,550

		6,066

Diversified Financials - 6.09%
Cardtronics, Inc.A	144,400	3,985
Encore Capital Group, Inc.A B	158,891	5,262
Euronet Worldwide, Inc.A	123,100	3,922
First Cash Financial Services, Inc.A	72,401	3,563
Portfolio Recovery Associates, Inc.	32,300	4,962

		21,694

Insurance - 3.03%
Hilltop Holdings, Inc.A	184,000	3,018
ProAssurance Corp.	73,600	3,839
Radian Group, Inc.B	338,200	3,929

		10,786

Real Estate - 0.43%
Move, Inc.A	119,200	1,528

Total Financials		40,074

HEALTH CARE - 20.64%
Biotechnology - 4.68%
Cepheid, Inc.A	108,100	3,721
Cubist Pharmaceuticals, Inc.A	42,600	2,058
Myriad Genetics, Inc.A	68,229	1,833
Neogen Corp.A	95,000	5,278
Polypore International, Inc.A B	54,400	2,192
Techne Corp.	22,900	1,582

		16,664

Health Care Equipment & Supplies - 4.43%
Abaxis, Inc.	56,900	2,703
Medidata Solutions, Inc.A	74,921	5,804
NuVasive, Inc.A	145,280	3,601
Thoratec Corp.A	69,800	2,185
Volcano Corp.A	82,305	1,492

		15,785

Health Care Providers & Services - 5.52%
Acadia Healthcare Co. IncA	94,700	3,132
Advisory Board Co.A	89,525	4,893
IPC The Hospitalist Co., Inc.A	77,160	3,963
PAREXEL International Corp.A	110,746	5,087
VCA Antech, Inc.A	99,455	2,595

		19,670

Pharmaceuticals - 6.01%
Akorn, Inc.A B	242,400	3,277
Greenway Medical TechnologiesA B	112,800	1,392
ICON PLCA	137,400	4,868
Pacira Pharmaceuticals, Inc.A	103,400	2,999
Proto Labs, Inc.A	96,840	6,292
Salix Pharmaceuticals Ltd.A	39,400	2,606

		21,434

Total Health Care		73,553

INDUSTRIALS - 13.55%
Air Freight & Couriers - 0.84%
Echo Global Logistics, Inc.A	153,400	2,990

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
Building Products - 0.51%
Trex Co., Inc.A	37,900	$1,800

Commercial Services & Supplies - 7.03%
Clean Harbors, Inc.A	34,700	1,753
Corporate Executive Board Co.	60,300	3,812
CoStar Group, Inc.A	55,001	7,100
HMS Holdings Corp.A	128,000	2,982
Marlin Business Services Corp.	87,179	1,986
Tetra Tech, Inc.A	82,000	1,928
WageWorks, Inc.A	160,302	5,523

		25,084

Construction & Engineering - 0.99%
Aegion Corp.A	78,800	1,773
Mistras Group, Inc.A	100,258	1,763

		3,536

Industrial Conglomerates - 0.49%
RPX Corp.A	103,400	1,737
Machinery - 2.49%
Chart Industries, Inc.A	25,546	2,404
ExOne Co.A B	30,700	1,895
Flow International Corp.A	336,700	1,242
Lindsay Corp.	18,900	1,417
Valmont Industries, Inc.	13,400	1,917

		8,875

Road & Rail - 0.58%
Knight Transportation, Inc.	122,400	2,059

Trading Companies & Distributors - 0.62%
MSC Industrial Direct Co., Inc., Class A	28,445	2,203

Total Industrials		48,284

INFORMATION TECHNOLOGY - 22.56%
Communications Equipment - 1.16%
Aruba Networks, Inc.A	169,700	2,607
Procera Networks, Inc.A	111,519	1,531

		4,138

Computers & Peripherals - 1.11%
Stratasys Ltd.A B	47,300	3,961

Electronic Equipment & Instruments - 1.89%
Hittite Microwave Corp.A	44,100	2,558
OSI Systems, Inc.A	65,100	4,194

		6,752

Internet Software & Services - 5.55%
Athenahealth, Inc.A B	41,202	3,491
Fortinet, Inc.A	101,900	1,783
Infoblox, Inc.A	31,100	910
MercadoLibre, Inc.B	26,900	2,899
Shutterfly, Inc.A	50,472	2,816
Sourcefire, Inc.A	92,400	5,132
Vocera Communications, Inc.A	50,400	741
Zix Corp.	476,300	2,015

		19,787

IT Consulting & Services - 0.59%
Tyler Technologies, Inc.	30,700	2,104

Semiconductor Equipment & Products - 4.53%
Cavium, Inc.A	59,100	2,090

	Shares	Fair Value
		(000’s)
Intermolecular, Inc.A	190,300	$1,383
Microsemi Corp.	126,330	2,874
Power Integrations, Inc.	92,900	3,768
Rudolph Technologies, Inc.A	162,600	1,821
Semtech Corp.A	120,000	4,205

		16,141

Software - 7.73%
Aspen Technology, Inc.A	167,648	4,826
Bottomline Technologies, Inc.A	67,000	1,694
Cognex Corp.	79,700	3,604
Concur Technologies, Inc.A B	30,700	2,498
inContact, Inc.A	299,300	2,460
MICROS Systems, Inc.A	48,100	2,076
National Instruments Corp.	60,367	1,687
PROS Holdings, Inc.A	123,100	3,687
QLIK Technologies, Inc.A	62,300	1,761
Ultimate Software Group, Inc.A	27,700	3,249

		27,542

Total Information Technology		80,425

MATERIALS - 0.99%
Chemicals - 0.56%
Balchem Corp.	44,100	1,974

Metals & Mining - 0.43%
Mueller Water Products, Inc., Class A	223,800	1,546

Total Materials		3,520

TELECOMMUNICATION SERVICES - 0.54%
Ruckus Wireless, Inc.A B	149,200	1,911

Total Common Stock (Cost $293,246)		349,752

SHORT-TERM INVESTMENTS - 3.26% (Cost $11,604)
JPMorgan U.S. Government Money Market Fund, Capital Class	11,604,106	11,604

SECURITIES LENDING COLLATERAL - 10.02%
American Beacon U.S. Government Money Market Select Fund, Select ClassC	27,703,415	27,703
DWS Government and Agency Securities Portfolio, Institutional Class	7,988,896	7,989

Total Securities Lending Collateral (Cost $35,702)		35,692

TOTAL INVESTMENTS - 111.43% (Cost $340,552)		397,048
LIABILITIES, NET OF OTHER ASSETS - (11.43%)		(40,729)

TOTAL NET ASSETS - 100.00%		$356,319

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at June 30, 2013.
C	The Fund is affiliated by having the same investment advisor.

See accompanying notes

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
COMMON STOCK - 97.37%
CONSUMER DISCRETIONARY - 21.48%
Auto Components - 1.65%
LKQ Corp.A	48,350	$1,245

Automobiles - 0.65%
Tesla Motors, Inc.A	4,600	494

Hotels, Restaurants & Leisure - 1.66%
Chipotle Mexican Grill, Inc.A	1,100	401
Panera Bread Co., Class AA	4,600	855

		1,256

Leisure Equipment & Products - 1.16%
Polaris Industries, Inc.	9,250	879

Media - 5.17%
Cinemark Holdings, Inc.	25,050	699
Discovery Communications, Inc., Class CA	17,800	1,240
IMAX Corp.A	25,177	626
Lions Gate Entertainment Corp.A	36,500	1,003
Pandora Media, Inc.A	18,050	332

		3,900

Multiline Retail - 0.92%
Nordstrom, Inc.	11,650	698

Specialty Retail - 8.05%
Cabela’s, Inc.A	16,950	1,098
CarMax, Inc.A	23,950	1,105
Ross Stores, Inc.	16,950	1,099
Tractor Supply Co.	8,350	982
Ulta Salon Cosmetics & Fragrance, Inc.	8,350	836
Urban Outfitters, Inc.A	23,750	955

		6,075

Textiles & Apparel - 2.22%
Lululemon Athletica, Inc.A	10,750	704
Under Armour, Inc., Class AA	16,250	971

		1,675

Total Consumer Discretionary		16,222

CONSUMER STAPLES - 5.62%
Beverages - 2.25%
Brown-Forman Corp., Class B	12,330	833
Monster Beverage Corp.A	14,300	869

		1,702

Food & Drug Retailing - 3.37%
Fresh Market, Inc.A	17,350	863
United Natural Foods, Inc.A	10,100	545
Whole Foods Market, Inc.	22,000	1,132

		2,540

Total Consumer Staples		4,242

ENERGY - 10.12%
Energy Equipment & Services - 7.27%
Core Laboratories N.V.	7,500	1,137
Dril-Quip, Inc.A	10,550	953
Ensco PLC, Class A	8,800	511
FMC Technologies, Inc.A	11,630	648
Oceaneering International, Inc.	13,200	953
Oil States International, Inc.A	7,500	695
Superior Energy Services, Inc.A	22,850	593

		5,490

	Shares	Fair Value
		(000’s)
Oil & Gas - 2.85%
Pioneer Natural Resources Co.	3,300	$478
Range Resources Corp.	8,600	664
Southwestern Energy Co.A	10,760	393
Whiting Petroleum Corp.A	13,400	618

		2,153

Total Energy		7,643

FINANCIALS - 8.10%
Banks - 2.11%
East West Bancorp, Inc.	27,950	769
SVB Financial GroupA	9,900	824

		1,593

Diversified Financials - 4.30%
Affiliated Managers Group, Inc.A	5,730	939
IntercontinentalExchange, Inc.A	5,950	1,058
Portfolio Recovery Associates, Inc.	8,150	1,253

		3,250

Insurance - 1.69%
ProAssurance Corp.	16,050	837
Radian Group, Inc.	37,550	436

		1,273

Total Financials		6,116

HEALTH CARE - 18.23%
Biotechnology - 2.98%
Alexion Pharmaceuticals, Inc.A	4,200	387
Cepheid, Inc.A	20,650	711
Cubist Pharmaceuticals, Inc.A	3,500	169
Polypore International, Inc.A	8,600	347
QIAGEN N.V.A	31,900	635

		2,249

Health Care Equipment & Supplies - 7.62%
Hologic, Inc.A	32,300	623
Idexx Laboratories, Inc.A	8,150	732
Illumina, Inc.A	14,950	1,119
Intuitive Surgical, Inc.A	1,755	889
ResMed, Inc.	20,650	932
Sirona Dental Systems, Inc.	7,700	507
Varian Medical Systems, Inc.A	7,050	476
Waters Corp.A	4,850	485

		5,763

Health Care Providers & Services - 6.23%
Catamaran Corp.A	21,100	1,028
Cerner Corp.A	15,390	1,479
Covance, Inc.A	11,630	886
Henry Schein, Inc.A	7,695	737
VCA Antech, Inc.A	21,980	573

		4,703

Pharmaceuticals - 1.40%
Salix Pharmaceuticals Ltd.A	9,000	595
Shire PLC, ADRB	4,855	462

		1,057

Total Health Care		13,772

INDUSTRIALS - 11.53%
Aerospace & Defense - 1.27%
B/E Aerospace, Inc.A	15,150	956

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2013 (Unaudited)

	Shares	Fair Value
		(000’s)
Commercial Services & Supplies - 5.47%
Clean Harbors, Inc.A	10,750	$543
CoStar Group, Inc.A	3,950	510
HMS Holdings Corp.A	25,300	589
Stericycle, Inc.A	12,100	1,337
Verisk Analytics, Inc., Class AA	19,350	1,155

		4,134

Electrical Equipment - 0.82%
IPG Photonics Corp.	3,500	213
Roper Industries, Inc.	3,300	409

		622

Machinery - 1.80%
Pall Corp.	7,700	512
Valmont Industries, Inc.	5,950	851

		1,363

Road & Rail - 0.57%
JB Hunt Transport Services, Inc.	5,950	430

Trading Companies & Distributors - 1.60%
Fastenal Co.	10,310	473
MSC Industrial Direct Co., Inc., Class A	9,480	734

		1,207

Total Industrials		8,712

INFORMATION TECHNOLOGY - 20.90%
Communications Equipment - 1.08%
Aruba Networks, Inc.A	27,500	422
Palo Alto Networks, Inc.A	9,250	390

		812

Computers & Peripherals - 1.53%
SanDisk Corp.A	10,100	617
Stratasys Ltd.A	6,400	536

		1,153

Electronic Equipment & Instruments - 0.58%
Trimble Navigation Ltd.A	16,720	435

Internet Software & Services - 4.49%
Akamai Technologies, Inc.A	14,300	608
Athenahealth, Inc.A	5,300	449
Fortinet, Inc.A	41,100	719
MercadoLibre, Inc.	7,950	857
VeriSign, Inc.	16,950	757

		3,390

IT Consulting & Services - 2.40%
Alliance Data Systems Corp.A	5,950	1,077
IHS, Inc., Class AA	7,050	736

		1,813

Semiconductor Equipment & Products - 3.42%
ARM Holdings PLC, ADRB	15,815	572
Cree, Inc.A	8,800	562
Lam Research Corp.A	14,268	633
Microchip Technology, Inc.	21,980	819

		2,586

Software - 7.40%
Ansys, Inc.A	5,050	369
Aspen Technology, Inc.A	21,100	607
Cadence Design Systems, Inc.A	43,300	627
Check Point Software Technologies Ltd.A	11,650	579
MICROS Systems, Inc.A	12,550	542
National Instruments Corp.	20,005	559

	Shares	Fair Value
		(000’s)
Nuance Communications, Inc.A	15,150	$278
Red Hat, Inc.A	12,540	600
Salesforce.com, Inc.A	11,020	421
SolarWinds, Inc.A	9,000	349
Ultimate Software Group, Inc.A	5,700	669

		5,600

Total Information Technology		15,789

MATERIALS - 1.39%
Airgas, Inc.	11,000	1,050

Total Common Stock (Cost $58,531)		73,546

SHORT-TERM INVESTMENTS - 2.19% (Cost $1,653)
JPMorgan U.S. Government Money Market Fund, Capital Class	1,653,301	1,653

TOTAL INVESTMENTS - 99.56% (Cost $60,184)		75,199
OTHER ASSETS, NET OF LIABILITIES - 0.44%		333

TOTAL NET ASSETS - 100.00%		$75,532

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	ADR - American Depositary Receipt.

See accompanying notes 20

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2013 (Unaudited) (in thousands, except share and per share amounts)

	Bridgeway Large Cap Value Fund	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid- Cap Growth Fund
Assets:
Investments in unaffiliated securities, at fair value A C	$65,867	$73,884	$369,345	$75,199
Investments in affiliated securities, at fair value B	—	—	27,703	—
Deposits with brokers for futures contracts	70	67	—	—
Receivable for investments sold	420	—	1,090	70
Dividends and interest receivable	71	28	34	10
Receivable for fund shares sold	520	19	15,329	361
Receivable for tax reclaims	—	—	1	—
Receivable for expense reimbursement (Note 2)	12	7	13	7
Prepaid expenses	25	13	65	38

Total assets	66,985	74,018	413,580	75,685

Liabilities:
Payable for investments purchased	637	—	18,551	—
Payable upon return of securities loaned	—	—	35,692	—
Payable for fund shares redeemed	2	16	2,345	4
Payable for variation margin from open futures contracts	8	7	—	—
Management and investment advisory fees payable	59	77	525	92
Administrative service and service fees payable	21	41	131	31
Transfer agent fees payable	5	2	5	5
Custody and fund accounting fees payable	—	1	5	2
Professional fees payable	7	6	6	10
Trustee fees payable	—	—	—	2
Payable for prospectus and shareholder reports	—	11	4	7
Other liabilities	—	1	—	—

Total liabilities	739	162	57,264	153

Net Assets	$66,246	$73,856	$356,316	$75,532

Analysis of Net Assets:
Paid-in-capital	55,489	47,293	293,062	58,732
Undistributed net investment income	229	6	94	(142)
Accumulated net realized gain	1,821	4,122	6,654	1,927
Unrealized appreciation of investments and futures contracts	8,707	22,435	56,506	15,015

Net assets	$66,246	$73,856	$356,316	$75,532

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	2,162,435	77,837	12,863,261	2,164,576

Y Class	354,757	4,758	1,365,886	61,882

Investor Class	547,808	2,911,626	9,066,846	1,651,304

A Class	465,279	23,584	471,573	685,894

C Class	38,250	22,644	80,211	46,151

Net assets (not in thousands):
Institutional Class	$40,221,397	$1,901,402	$195,755,190	$37,463,083

Y Class	$6,587,983	$116,111	$20,768,746	$1,071,010

Investor Class	$10,143,753	$70,726,252	$131,807,531	$25,643,623

A Class	$8,593,057	$570,184	$6,834,152	$10,644,747

C Class	$700,143	$541,985	$1,150,806	$709,524

Net asset value, offering and redemption price per share:
Institutional Class	$18.60	$24.43	$15.22	$17.31

Y Class	$18.57	$24.41	$15.21	$17.31

Investor Class	$18.52	$24.29	$14.54	$15.53

A Class	$18.47	$24.18	$14.49	$15.52

A Class (offering price)	$19.60	$25.66	$15.38	$16.47

C Class	$18.30	$23.94	$14.35	$15.37

A Cost of investments in unaffiliated securities	$57,162	$51,427	$312,849	$60,184
B Cost of investments in affiliated securities	$—	$—	$27,703	$—
C Fair value of securities on loan	$—	$—	$34,837	$—

American Beacon FundsSM

Statements of Operations

For the Six Months Ended June 30, 2013 (Unaudited) (in thousands)

	Bridgeway Large Cap Value Fund	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid-Cap Growth Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$449	$377	$303	$137
Income derived from securities lending, net	—	—	142	—

Total investment income	449	377	445	137

Expenses:
Management and investment advisory fees (Note 2)	101	160	979	180
Administrative service fees (Note 2):
Institutional Class	52	3	248	52
Y Class	1	—	16	1
Investor Class	6	105	144	32
A Class	10	1	9	18
C Class	1	1	2	1
Transfer agent fees:
Institutional Class	13	—	18	7
Y Class	—	—	—	1
Investor Class	1	5	2	3
A Class	—	—	—	1
C Class	—	—	—	1
Custody and fund accounting fees	5	6	12	3
Professional fees	20	14	25	21
Registration fees and expenses	49	57	54	46
Service fees (Note 2):
Y Class	—	—	5	—
Investor Class	7	131	180	40
A Class	4	—	3	7
C Class	—	—	1	—
Distribution fees (Note 2):
A Class	6	1	6	12
C Class	1	2	4	2
Prospectus and shareholder report expenses	8	10	18	7
Trustee fees	1	3	6	2
Other expenses	2	3	5	3

Total expenses	288	502	1,737	440

Net fees waived and expenses reimbursed (Note 2)	(76)	(41)	(75)	(45)

Net expenses	212	461	1,662	395

Net investment income	237	(84)	(1,217)	(258)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	1,529	3,598	7,187	1,939
Commission recapture (Note 3)	—	2	—	—
Futures contracts	(101)	234	—	—
Change in net unrealized appreciation or (depreciation) of:
Investments	3,968	5,033	36,634	6,099
Futures contracts	3	(33)	—	—

Net gain from investments	5,399	8,834	43,821	8,038

Net increase in net assets resulting from operations	$5,636	$8,750	$42,604	$7,780

A Foreign taxes	$—	$2	$—	$1

See accompanying notes

American Beacon FundsSM

Statements of Changes of Net Assets (in thousands)

	Bridgeway Large Cap Value Fund				Holland Large Cap Growth Fund
	Six Months Ended June 30, 2013	Six Months Ended Dec. 31, 2012	Year Ended June 30, 2012		Six Months Ended June 30, 2013	Year Ended Dec. 31, 2012
	(unaudited)				(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$237	$317	$455		$(84)	$55
Net realized gain from investments and futures contracts	1,428	1,722	2,132		3,834	4,191
Change in net unrealized appreciation or (depreciation) from investments and futures contracts	3,971	345	(1,989)		5,000	2,958

Net increase in net assets resulting from operations	5,636	2,384	598		8,750	7,204

Distributions to Shareholders:
Net investment income:
Institutional Class	—	(486)	(357	)A	—	(6)
Y Class	—	(1)	—		—	—
Investor Class	—	(8)	—		—	(41)
A Class	—	(6)	—		—	(1)
C Class	—	—	—		—	(1)
Net realized gain from investments:
Institutional Class	—	—	—		—	(84)
Y Class	—	—	—		—	(1)
Investor Class	—	—	—		—	(3,479)
A Class	—	—	—		—	(27)
C Class	—	—	—		—	(15)

Net distributions to shareholders	—	(501)	(357)		—	(3,655)

Net increase (decrease) in net assets from capital share transactions	33,085	(1,818)	(2,428)		(3,852)	5,522

Net increase (decrease) in net assets	38,721	65	(2,187)		4,898	9,071

Net Assets:
Beginning of period	27,525	27,460	29,647		68,958	59,887

End of Period *	$66,246	$27,525	$27,460		$73,856	$68,958

*Includes undistributed net investment income (loss) of	$229	$13	$200		$6	$6

A Formerly known as Class N

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	Stephens Small Cap Growth Fund				Stephens Mid-Cap Growth Fund
	Six Months Ended June 30, 2013	One Month Ended Dec. 31, 2012	Year Ended Nov. 30, 2012		Six Months Ended June 30, 2013	One Month Ended Dec. 31, 2012	Year Ended Nov. 30, 2012
	(unaudited)				(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,217)	$95	$(1,077)		$(258)	$72	$(274)
Net realized gain from investments and futures contracts	7,187	254	13,655		1,939	64	1,325
Change in net unrealized appreciation or (depreciation) from investments and futures contracts	36,634	3,482	(1,894)		6,099	665	3,884

Net increase in net assets resulting from operations	42,604	3,831	10,684		7,780	801	4,935

Distributions to Shareholders:
Net investment income:
Institutional Class	—	—	—	A	—	—	—	A
Investor Class	—	—	—	B	—	—	—	B
Net realized gain from investments:
Institutional Class	(500)	(6,551)	(4,196	)A	(144)	(157)	—	A
Y Class	(29)	(281)	—		(4)	(1)	—
Investor Class	(337)	(4,449)	(3,533	)B	(94)	(109)	—	B
A Class	(15)	(196)	—		(44)	(42)	—
C Class	(3)	(22)	—		(2)	(2)	—

Net distributions to shareholders	(884)	(11,499)	(7,729)		(288)	(311)	—

Net increase in net assets from capital share transactions	106,425	53,535	59,912		10,472	1,051	17,851

Net increase in net assets	148,145	45,867	62,867		17,964	1,541	22,786

Net Assets:
Beginning of period	208,171	162,304	99,437		57,568	56,027	33,241

End of Period *	$356,316	$208,171	$162,304		$75,532	$57,568	$56,027

*Includes undistributed net investment income (loss) of	$94	$95	$—		$(142)	$72	$—

A	Formerly known as Class I.
B	Formerly known as Class A.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of twenty-four Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Bridgeway Large Cap Value Fund, the American Beacon Holland Large Cap Growth Fund, the American Beacon Stephens Small Cap Growth Fund, and the American Beacon Stephens Mid-Cap Growth Fund, (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

The Funds have multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing directly or through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities for the Funds. Management fees paid by the Funds during the six months ended June 30, 2013 were as follows (in thousands):

	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
Bridgeway Large Cap Value	0.44%	$101	$89	$12
Holland Large Cap Growth	0.44%	160	142	18
Stephens Small Cap Growth	0.70%	979	894	85
Stephens Mid-Cap Growth	0.54%	180	163	17

American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes of the Fund and 0.40% of the average daily net assets of the A and C Classes of the Fund.

Distribution Plans

The Fund, except for the A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund or the U.S. Government Money Market Select Fund (the “USG Select Fund”) (collectively, the “Select Funds”). The Select Funds and the Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives from the Select Funds an annualized fee up to 0.09% of the average daily net assets of the Select Fund. During the six months ended June 30, 2013, the Manager earned $11,034 from the Stephens Small Cap Growth Fund’s investment in the Select Funds.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the six months ended June 30, 2013, the Stephens Mid-Cap Growth Fund borrowed from the American Beacon Large Cap Value Fund $431,989 for one day at 0.81% with interest charges of $9.49 and the American Beacon Short-Term Bond Fund $246,690 for one day at 0.79% with interest charges of $5.34.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded the Funds’ expense cap. For the period ended June 30, 2013, the Manager waived or reimbursed expenses as follows:

Fund	Class	Expense Cap	Waived or Reimbursed Expenses	Expiration
Bridgeway Large Cap Value	Institutional	0.84%	$63,453	2016
Bridgeway Large Cap Value	Y	0.94%	857	2016
Bridgeway Large Cap Value	Investor	1.22%	5,496	2016
Bridgeway Large Cap Value	A	1.34%	6,107	2016
Bridgeway Large Cap Value	C	2.09%	346	2016
Holland Large Cap Growth	Institutional	0.89%	1,275	2016
Holland Large Cap Growth	Y	0.99%	41	2016
Holland Large Cap Growth	Investor	1.27%	39,202	2016
Holland Large Cap Growth	A	1.39%	262	2016
Holland Large Cap Growth	C	2.14%	180	2016
Stephens Small Cap Growth	Institutional	1.09%	20,648	2016
Stephens Small Cap Growth	Y	1.19%	91	2016
Stephens Small Cap Growth	Investor	1.35%	53,928	2016
Stephens Small Cap Growth	A	1.59%	76	2016
Stephens Small Cap Growth	C	2.34%	4	2016
Stephens Mid-Cap Growth	Institutional	0.99%	24,437	2016
Stephens Mid-Cap Growth	Y	1.09%	1,178	2016
Stephens Mid-Cap Growth	Investor	1.37%	12,840	2016
Stephens Mid-Cap Growth	A	1.49%	5,916	2016
Stephens Mid-Cap Growth	C	2.24%	1,118	2016

Of these amounts, $11,956, $7,013, $13,389 and $6,864 were receivable from the Manager at June 30, 2013 for the Bridgeway Large Cap Value, Holland Large Cap Growth, Stephens Small Cap Growth, and Stephens Mid-Cap Growth Funds, respectively. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses above will expire in 2016. The carryover of excess expenses potentially reimbursable to the Manager is as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expiration of Reimbursed Expenses
Bridgeway Large Cap Value	$—	$125,600	2015
Holland Large Cap Growth	—	62,458	2015
Stephens Small Cap Growth	—	30,434	2015
Stephens Mid-Cap Growth	—	15,532	2015

For the period ended June 30, 2013, the Funds did not record a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the six months ended April 30, 2013, Foreside collected $3,645, $272, $10,590 and $15,298 for the Bridgeway Large Cap Value, Holland Large Cap Growth, Stephens Small Cap Growth and Stephens Mid-Cap Growth Funds, respectively, from the sale of Class A shares.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares

American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

redeemed. During the six months ended June 30, 2013 CDSC fees of $395 were collected from the Stephens Small Cap Growth Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.
Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments

American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the six months ended June 30, 2013, there were no transfers between levels. As of June 30, 2013, the investments were classified as described below (in thousands):

Bridgeway Large Cap Value Fund[1]	Level 1	Level 2	Level 3	Total
Common Stock	$63,794	$—	$—	$63,794
Short-Term Investments – Money Markets	2,073	—	—	2,073

Total Investments in Securities	$65,867	$—	$—	$65,867

Derivative Financial Instruments[2]
Assets:
Equity Contracts	$2	$—	$—	$2

Total	$2	$—	$—	$2

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Deposits with brokers for futures contracts	$70	$—	$—	$70

Total	$70	$—	$—	$70

Holland Large Cap Growth Fund[1]	Level 1	Level 2	Level 3	Total
Common Stock	$72,292	$—	$—	$72,292
Short-Term Investments – Money Markets	1,592	—	—	1,592

Total Investments in Securities	$73,884	$—	$—	$73,884

Derivative Financial Instruments[2]
Assets:
Equity Contracts	$(22)	$—	$—	$(22)

Total	$(22)	$—	$—	$(22)

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Deposits with brokers for futures contracts	$67	$—	$—	$67

Total	$67	$—	$—	$67

Stephens Small Cap Growth Fund[1]	Level 1	Level 2	Level 3	Total
Common Stock	$349,752	$—	$—	$349,752
Short-Term Investments – Money Markets	11,604	—	—	11,604
Securities Lending Collateral Invested in Money Markets	35,692	—	—	35,692

Total Investments in Securities	$397,048	$—	$—	$397,048

Stephens Mid-Cap Growth Fund[1]	Level 1	Level 2	Level 3	Total
Common Stock	$73,546	$—	$—	$73,546
Short-Term Investments – Money Markets	1,653	—	—	1,653

Total Investments in Securities	$75,199	$—	$—	$75,199

American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

[1]	Refer to the Schedules of Investments for industry information.
[2]	Derivative financial instruments financial futures contracts. Financial futures contracts are valued at the unrealized appreciation or (depreciation) on the instrument.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Funds’ Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

4. Securities and Other Investments

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Derivative Financial Instruments

The Funds engage in various portfolio strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to equity risks. These contracts may be transacted on an exchange or OTC.

Futures Contracts

Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Futures contracts will be traded for the same purposes as entering into forward contracts. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial deposit” consisting of cash or U.S. Government Securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. A Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by a sub-advisor may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the use of such contracts may benefit a Fund, if investment judgment about the general direction of, for example, an index is incorrect, a Fund’s overall performance would be worse than if it had not entered into any such contract. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure (in thousands) (1) (3):

Fair Values of derivative financial instruments as of June 30, 2013 (000’s):

		Bridgeway Large Cap Value	Holland Large Cap Growth
Statements of Assets and Liabilities	Derivative
Unrealized appreciation or (depreciation) of investments and futures contracts(2)	Equity Contracts	$2	$(22)

The effect of derivative financial instruments during the six months ended June 30, 2013 (000’s):

Statements of Operations
Net realized gain (loss) from futures contracts	Equity Contracts	(101)	234
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	3	(33)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes only current day’s variation margin as reported within the Statements of Assets and Liabilities. Cumulative appreciation or (depreciation) of futures contracts is reported in the Schedule of Investments footnotes.
(3)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Bridgeway Large Cap Value	Holland Large Cap Growth
Financial futures contracts:
Average Number of Contracts Purchased	5	3
Average Number of Contracts Sold	13	2
Average Value of Contracts Purchased	$402,396	$260,520
Average Value of Contracts Sold	$968,604	$128,177

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. With exchange traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

6. Federal Income and Excise Taxes

It is the policy of the Funds to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows (in thousands):

	Bridgeway Large Cap Value			Holland Large Cap Growth
	Six Months Ended June 30, 2013	Six Months Ended December 31, 2012	Year Ended June 30, 2012	Six Months Ended June 30, 2013	Year Ended December 31, 2012
	(unaudited)			(unaudited)
Distributions paid from:
Ordinary income*
Institutional Class	$—	$486	$357	$—	$6
Y Class	—	1	—	—	—
Investor Class	—	8	—	—	41
A Class	—	6	—	—	1
C Class	—	—	—	—	1
Long-Term Capital Gain
Institutional Class	—	—	—	—	84
Y Class	—	—	—	—	1
Investor Class	—	—	—	—	3,479
A Class	—	—	—	—	27
C Class	—	—	—	—	15

Total distributions paid	$—	$501	$357	$—	$3,655

	Stephens Small Cap Growth			Stephens Mid-Cap Growth
	Six Months Ended June 30, 2013	One Month Ended December 31, 2012	Year Ended November 30, 2012	Six Months Ended June 30, 2013	One Month Ended December 31, 2012	Year Ended November 30, 2012
	(unaudited)			(unaudited)
Distributions paid from:
Ordinary income*
Institutional Class	$—	$27	$—	$—	$—	$—
Y Class	—	1	—	—	—	—
Investor Class	—	18	—	—	—	—
A Class	—	1	—	—	—	—
C Class	—	—	—	—	—	—
Long-Term Capital Gain
Institutional Class	500	6,524	4,196	144	157	—
Y Class	29	280	—	4	1	—
Investor Class	337	4,431	3,533	94	109	—
A Class	15	195	—	44	42	—
C Class	3	22	—	2	2	—

Total distributions paid	$884	$11,499	$7,729	$288	$311	$—

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of June 30, 2013, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	Bridgeway Large Cap Value	Holland Large Cap Growth	Stephens Small Cap Growth	Stephens Mid-Cap Growth
Cost basis of investments for federal income tax purposes	$57,196	$51,605	$341,510	$60,238
Unrealized appreciation	9,020	22,984	61,741	16,100
Unrealized depreciation	(349)	(705)	(6,203)	(1,139)

Net unrealized appreciation or (depreciation)	8,671	22,279	55,538	14,961
Undistributed ordinary income	230	190	94	(142)
Accumulated long-term gain or (loss)	1,854	4,116	7,622	1,981
Other temporary differences	2	(22)	—	—

Distributable earnings or (deficits)	$10,757	$26,563	$63,254	$16,800

American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains or (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses and realized gains or (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from the realization for tax purposes of unrealized gains or (losses) on certain derivative instruments and prior period adjustments to income and expense as of June 30, 2012 (in thousands):

	Bridgeway Large Cap Value	Holland Large Cap Growth	Stephens Small Cap Growth	Stephens Mid-Cap Growth
Paid-in-capital	$—	$—	$(1,217)	$—
Undistributed net investment income	(21)	83	1,217	44
Accumulated net realized gain (loss)	21	(83)	—	(44)
Unrealized appreciation or (depreciation) of investments and futures contracts	—	—	—	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

As of June 30, 2013, the Fund had $0 net capital loss carryforwards

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the year ended June 30, 2013 were as follows (in thousands):

	Bridgeway Large Cap Value	Holland Large Cap Growth	Stephens Small Cap Growth	Stephens Mid-Cap Growth
Purchases (excluding U.S. government securities)	$39,608	$9,575	$153,910	$17,200
Sales and maturities (excluding U.S. government securities)	8,493	12,363	50,115	8,731

American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

A summary of the Funds’ direct transactions in Select Funds for the year ended June 30, 2013 is set forth below (in thousands):

	Affiliate	December 31, 2012 Shares/Fair Value	Purchases	Sales	June 30, 2013 Shares/Fair Value
Stephens Small Cap Growth	USG Select Fund	$9,303	$87,424	$69,024	$27,703

8. Securities Lending

The Stephens Small Cap Growth Fund (“Fund”) may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. If the market value of the loaned securities falls below 100%, the borrower is required to delivery additional collateral to the Fund. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, the net of fees paid by and rebates paid to borrowers and less the fees paid to the securities lending agent, Brown Brothers Harriman (“BBH”), and the Fund’s investment adviser, American Beacon Advisors, Inc. for its administration and oversight functions, including oversight of the of the securities lending agent. During the term of the loan, the Fund earns dividend or interest income, or the equivalent, on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BBH, if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The following table is a summary of Stephens Small Gap Growth Fund’s open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013 (in thousands):

Counterparty	Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower Collateral[1]	Net Amount
Barclays Capital, Inc.	$4,181,622	$—	$4,181,622	$—
BNP Paribas S.A.	52,076	—	52,076	—
Citigroup Global Markets, Inc.	4,679,163	—	4,679,163	—
Credit Suisse Securities (USA) LLC	4,035,533	—	4,035,533	—
Deutsche Bank Securities, Inc.	14,811,450	—	14,811,450	—
Goldman Sachs & Co.	22,221,176	—	22,221,176	—
INC Financial Markets LLC	317,608	—	317,608	—
JP Morgan Clearing Corp.	3,252,528	—	3,252,528	—
Scotia Capital USA, Inc.	600,362	—	600,362	—

American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

Counterparty	Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower Collateral[1]	Net Amount
SG Americas Securities LLC	$194,712	$—	$194,712	$—
USB Securities LLC	489,686	—	489,686	—

Total	$34,837,256	$—	$34,837,256	$—

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $35,692,310 has been received in connection with securities lending transactions.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required, may not return the securities when due, or may default or otherwise become insolvent. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BBH. BBH’s indemnity allows for full replacement of securities lent. Also, the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. The Fund attempts to minimize this risk by limiting the investment of cash collateral to registered money market funds. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

Cash collateral is listed on the Stephens Small Cap Growth Fund’s Schedule of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments, grossed up by the securities lending fees paid to the Manager, is included in Income derived from securities lending on the Statements of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statements of Assets and Liabilities.

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the Six months Ended June 30, 2013

	Institutional Class		Y Class		Investor Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	697	$12,491	353	$6,615	540	$9,759
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	(217)	(3,925)	(1)	(12)	(23)	(411)

Net increase in shares outstanding	480	$8,566	352	$6,603	517	$9,348

	A Class		C Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	456	$8,091	37	$673
Reinvestment of dividends	—	—	—	—
Shares redeemed	(10)	(190)	—	(6)

Net increase in shares outstanding	446	$7,901	37	$667

American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

	Institutional Class		Y Class		Investor Class
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5	$111	4	$85	53	$1,250
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	(2)	(42)	—	—	(235)	(5,528)

Net increase (decrease) in shares outstanding	3	$69	4	$85	(182)	$(4,278)

	A Class		C Class
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	5	$116	12	$294
Reinvestment of dividends	—	—	—	—
Shares redeemed	(3)	(69)	(3)	(69)

Net increase in shares outstanding	2	$47	9	$225

	Institutional Class		Y Class		Investor Class
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,043	$57,518	1,113	$16,159	4,189	$57,964
Reinvestment of dividends	34	488	1	24	24	334
Shares redeemed	(1,250)	(17,965)	(100)	(1,452)	(763)	(10,388)

Net increase in shares outstanding	2,827	$40,041	1,014	$14,731	3,450	$47,910

	A Class		C Class
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	249	$3,466	56	$753
Reinvestment of dividends	1	13	—	3
Shares redeemed	(31)	(436)	(4)	(56)

Net increase in shares outstanding	219	$3,043	52	$700

	Institutional Class		Y Class		Investor Class
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	281	$4,725	44	$731	479	$7,158
Reinvestment of dividends	8	142	—	3	6	90
Shares redeemed	(141)	(2,362)	(6)	(111)	(178)	(2,620)

Net increase in shares outstanding	148	$2,505	38	$623	307	$4,628

	A Class		C Class
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	201	$2,998	24	$368
Reinvestment of dividends	2	26	—	2
Shares redeemed	(45)	(672)	—	(6)

Net increase in shares outstanding	158	$2,352	24	$364

For the Period Ended December 31, 2012

	Institutional Class		Y Class		Investor Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	65	$1,021	2	$29	34	$540
Reinvestment of dividends	30	473	—	1	1	8
Shares redeemed	(233)	(3,617)	—	—	(19)	(298)

Net increase (decrease) in shares outstanding	(138)	$(2,123)	2	$30	16	$250

	A Class		C Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	6	$90	—	$6
Reinvestment of dividends	—	5	—	—
Shares redeemed	(5)	(75)	—	(1)

Net increase in shares outstanding	1	$20	—	$5

American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

	Institutional Class		Y Class		Investor Class
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	15	$345	2	$49	385	$8,615
Reinvestment of dividends	4	89	—	1	162	3,519
Shares redeemed	(3)	(72)	(1)	(26)	(353)	(7,755)

Net increase in shares outstanding	16	$362	1	$24	194	$4,379

	A Class		C Class
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	31	$687	12	$283
Reinvestment of dividends	1	18	1	15
Shares redeemed	(11)	(242)	—	(4)

Net increase in shares outstanding	21	$463	13	$294

	Institutional Class		Y Class		Investor Class
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,195	$42,178	155	$2,086	353	$4,515
Reinvestment of dividends	487	6,324	18	229	350	4,354
Shares redeemed	(203)	(2,676)	(21)	(271)	(281)	(3,549)

Net increase in shares outstanding	3,479	$45,826	152	$2,044	422	$5,320

	A Class		C Class
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	15	$189	—	$—
Reinvestment of dividends	14	178	2	21
Shares redeemed	(3)	(42)	—	—

Net increase in shares outstanding	26	$325	2	$21

	Institutional Class		Y Class		Investor Class
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	12	$184	10	$148	80	$1,092
Reinvestment of dividends	10	155	—	1	7	101
Shares redeemed	(7)	(110)	—	—	(62)	(855)

Net increase in shares outstanding	15	$229	10	$149	25	$338

	A Class		C Class
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	38	$525	11	$150
Reinvestment of dividends	2	24	—	2
Shares redeemed	(27)	(366)	—	—

Net increase in shares outstanding	13	$183	11	$152

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassG
	Six Months Ended June 30,		Six Months Ended Dec. 31,		Year Ended June 30,
	2013		2012		2012	2011		2010		2009
	(unaudited)
Net asset value, beginning of period	$15.85		$14.80		$14.62	$11.44		$9.74		$13.63

Income from investment operations:
Net investment income	0.08		0.20		0.24	0.20	B	0.19	B	0.23	B
Net gains (losses) on investments (both realized and unrealized)	2.67		1.14		0.12	3.21		1.73		(3.89)

Total income (loss) from investment operations	2.75		1.34		0.36	3.41		1.92		(3.66)

Less distributions:
Dividends from net investment income	—		(0.29)		(0.18)	(0.23)		(0.22)		(0.23)
Distributions from net realized gains	—		—		—	—		—		—

Total distributions	—		(0.29)		(0.18)	(0.23)		(0.22)		(0.23)

Net asset value, end of period	$18.60		$15.85		$14.80	$14.62		$11.44		$9.74

Total return C	17.35	%D	9.04	%D	2.60%	30.02%		19.65%		(26.88)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$40,220		$26,669		$26,950	$29,647		$25,534		$27,996
Ratios to average net assets:
Expenses, before reimbursements	1.20	%E	1.73	%E	1.30%	1.17%		1.11%		0.98%
Expenses, net of reimbursements	0.84	%E	0.84	%E	0.82%	0.84%		0.84%		0.84%
Net investment income (loss), before reimbursements	0.81	%E	1.38	%E	1.17%	1.17%		1.32%		2.06%
Net investment income (loss), net of reimbursements	1.17	%E	2.27	%E	1.66%	1.50%		1.58%		2.20%
Portfolio turnover rate	19	%D	21	%D	36%	43%		49%		65%

A	Commencement of operations.
B	Per share amounts calculated based on average daily shares outstanding during the period.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from July 1, 2011 to June 30, 2012.
G	Prior to the reorganization on February 3, 2012, the Institutional Class was known as Class N.

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class						Investor Class						A Class						C Class
Six Months Ended June 30, 2013		Six Months Ended Dec. 31, 2012		Feb. 3A to June 30, 2012		Six Months Ended June 30, 2013		Six Months Ended Dec. 31, 2012		Feb. 3A to June 30, 2012		Six Months Ended June 30, 2013		Six Months Ended Dec. 31, 2012		Feb. 3A to June 30, 2012		Six Months Ended June 30, 2013		Six Months Ended Dec. 31, 2012		Feb. 3A to June 30, 2012
(unaudited)						(unaudited)						(unaudited)						(unaudited)
$15.84		$14.80		$14.46		$15.81		$14.78		$14.46		$15.78		$14.77		$14.46		$15.70		$14.73		$14.46

0.14		0.07		0.09		0.15		0.12		0.03		0.16		0.15		0.01		0.18		0.09		0.02
2.59		1.26		0.25		2.56		1.19		0.29		2.53		1.15		0.30		2.42		1.17		0.25

2.73		1.33		0.34		2.71		1.31		0.32		2.69		1.30		0.31		2.60		1.26		0.27

—		(0.29)		—		—		(0.28)		—		—		(0.29)		—		—		(0.29)		—
—		—		—		—		—		—		—		—		—		—		—		—

—		(0.29)		—		—		(0.28)		—		—		(0.29)		—		—		(0.29)		—

$18.57		$15.84		$14.80		$18.52		$15.81		$14.78		$18.47		$15.78		$14.77		$18.30		$15.70		$14.73

17.23	%D	8.98	%D	2.35	%D	17.14	%D	8.84	%D	2.21	%D	17.05	%D	8.78	%D	2.14	%D	16.56	%D	8.54	%D	1.87	%D

$6,588		$36		$5		$10,144		$489		$215		$8,593		$311		$276		$700		$20		$14
1.15	%E	3.75	%E	144.38	%E	1.49	%E	2.26	%E	18.30	%E	1.58	%E	2.21	%E	15.39	%E	2.33	%E	6.81	%E	64.88	%E
0.94	%E	0.93	%E	0.94	%E	1.22	%E	1.21	%E	1.22	%E	1.34	%E	1.33	%E	1.34	%E	2.09	%E	1.77	%E	2.09	%E
0.69	%E	(0.51	)%E	(141.90	)%E	0.47	%E	1.00	%E	(15.48	)%E	0.33	%E	0.90	%E	(13.13	)%E	(0.34	)%E	(3.55	)%E	(62.47	)%E
0.90	%E	2.31	%E	1.54	%E	0.75	%E	2.05	%E	1.59	%E	0.57	%E	1.78	%E	0.92	%E	(0.10	)%E	1.49	%E	0.32	%E
19	%D	21	%D	36	%F	19	%D	21	%D	36	%F	19	%D	21	%D	36	%F	19	%D	21	%D	36	%F

American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class								Y Class
	Six Months Ended June 30,		Year Ended December 31,				March 1A to Dec. 31,		Six Months Ended June 30,		March 23A to Dec. 31,
	2013		2012		2011		2010		2013		2012
	(unaudited)								(unaudited)
Net asset value, beginning of period	$21.60		$20.30		$20.00		$17.88		$21.59		$23.00

Income from investment operations:
Net investment income (loss)	0.02		0.09	B	(0.02	)C	(0.01	)C	(0.01)		0.09	B
Net gains (losses) on investments (both realized and unrealized)	2.82		2.47		0.71		2.61		2.82		(0.26)

Total income (loss) from investment operations	2.84		2.56		0.69		2 .60		2.81		(0.17)

Less distributions:
Dividends from net investment income	—		(0.08)		—		—		—		(0.06)
Distributions from net realized gains on securities	—		(1.18)		(0.39)		(0.48)		—		(1.18)

Total distributions	—		(1.26)		(0.39)		(0.48)		—		(1.24)

Net asset value, end of period	$24.44		$21.60		$20.30		$20.00		$24.40		$21.59

Total return D	13.10	%E	12.57%		3.47%		14.58	%E	13.06	%E	(0.79	)%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,902		$1,619		$1,193		$1,126		$116		$23
Ratios to average net assets:
Expenses, before reimbursements	1.03	%F	1.32%		1.49%		1.91	%F	1.07	%F	10.18	%F
Expenses, net of reimbursements	0.89	%F	0.96%		1.20%		1.20	%F	0.99	%F	0.98	%F
Net investment income (loss), before expense reimbursements	0.00	%F	0.07%		(0.38)%		(0.77	)%F	0.03	%F	(8.77	)%F
Net investment income (loss), net of reimbursements	0.15	%F	0.43%		(0.09)%		0.06	%F	0.11	%F	0.43	%F
Portfolio turnover rate	13	%E	18%		12%		18	%E	13	%E	18	%G

A	Commencement of operations.
B	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
C	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from January 1, 2012 to December 31, 2012.

American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class												A Class								C Class
Six Months Ended June 30,		Year Ended December 31,										Six Months Ended June 30,		Year Ended December 31,				Feb. 1A to Dec. 31,		Six Months Ended June 30,		March 23A to Dec. 31,
2013		2012		2011		2010		2009		2008		2013		2012		2011		2010		2013		2012
(unaudited)												(unaudited)								(unaudited)
$21.52		$20.24		$19.97		$17.94		$12.90		$19.81		$21.43		$20.23		$19.96		$17.40		$21.29		$22.90

(0.03)		0.02	B	(0.05	)C	(0.04	)C	(0.02	)C	(0.04	)C	(0.04)		0.03	B	(0.05	)C	(0.04	)C	(0.07)		0.01	B
2.80		2.45		0.71		2.55		5.06		(6.86)		2.79		2.41		0.71		3 .08		2.72		(0.38)

2.77		2.47		0.66		2.51		5.04		(6.90)		2.75		2.44		0.66		3 .04		2.65		(0.37)

—		(0.01)		—		—		—		—		—		(0.06)		—		—		—		(0.06)
—		(1.18)		(0.39)		(0.48)		—		(0.01)		—		(1.18)		(0.39)		(0.48)		—		(1.18)

—		(1.19)		(0.39)		(0.48)		—		(0.01)		—		(1.24)		(0.39)		(0.48)		—		(1.24)

$24.29		$21.52		$20.24		$19.97		$17.94		$12.90		$24.18		$21.43		$20.23		$19.96		$23.94		$21.29

12.87	%E	12.18%		3.33%		14.03%		39.07%		(34.83)%		12.83	%E	11.99%		3.33%		17.51	%E	12.45	%E	(1.65	)%E

$70,737		$66,568		$58,682		$54,128		$50,341		$33,766		$571		$467		$13		$12		$542		$281
1.38	%F	1.44%		1.64%		1.77%		1.69%		1.71%		1.49	%F	2.73%		10.06%		42.81	%F	2.24	%F	6.17	%F
1.27	%F	1.29%		1.35%		1.35%		1.35%		1.35%		1.39	%F	1.38%		1.40%		1.40	%F	2.14	%F	2.12	%F
(0.35	)%F	(0.08)%		(0.53)%		(0.64)%		(0.45)%		(0.61)%		(0.45	)%F	(0.97)%		(8.94)%		(41.83	)%F	(1.19	)%F	(3.85	)%F
(0.23	)%F	0.07%		(0.24)%		(0.22)%		(0.11)%		(0.25)%		(0.35	)%F	0.37%		(0.28)%		(0.22	)%F	(1.09	)%F	0.20	%F
13	%E	18%		12%		18%		11%		35%		13	%E	18%		12%		18	%E	13	%E	18	%G

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30,		One Month Ended Dec. 31,		Year Ended November 30,
	2013		2012		2012A		2011A		2010A		2009A	2008A
	(unaudited)
Net asset value, beginning of period	$12.99		$13.54		$13.14		$12.03		$9.37		$7.09	$12.34

Income from investment operations:
Net investment income (loss)	(0.03)		0.06		(0.04	)I	(0.11	)B	(0.09	)B	(0.06)	(0.04)
Net gains (losses) from investments (both realized and unrealized)	2.30		0.23		1.43		1.37		2.75		2.34	(5.21)

Total income (loss) from investment operations	2.27		0.29		1.39		1.26		2.66		2.28	(5.25)

Less distributions:
Dividends from net investment income	—		—		—		—		—		—	—
Distributions from net realized gains on securities	(0.04)		(0.84)		(0.99)		(0.15)		—		—	—

Total distributions	(0.04)		(0.84)		(0.99)		(0.15)		—		—	—

Redemption fees added to beneficial interests	—		—		—		—		—		—	0.00	C

Net asset value, end of period	$15.22		$12.99		$13.54		$13.14		$12.03		$9.37	$7.09

Total return D	17.53	%E	2.15	%E	11.74%		10.49%		28.39%		32.16%	(42.54)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$195,754		$138,052		$88,815		$52,336		$39,169		$34,356	$13,792
Ratios to average net assets:
Expenses, before reimbursements	1.11	%F	1.20	%F	1.20%		1.15%		1.35%		1.65%	1.46%
Expenses, net of reimbursements	1.09	%F	1.06	%F	1.10%		1.10%		1.10%		1.25%	1.25%
Net investment income (loss), before reimbursements	(0.79	)%F	0.54	%F	(0.84)%		(0.91)%		(1.09)%		(1.33)%	(1.00)%
Net investment income (loss), net of reimbursements	(0.77	)%F	0 .68	%F	(0.74)%		(0.86)%		(0.84)%		(0.93)%	(0.79)%
Portfolio turnover rate	18	%E	6	%E	45%		36%		66%		35%	43%

A	Prior to the reorganization on February 24, 2012, the Institutional Class and Investor Classes were known as Class I and Class A, respectively.
B	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
C	Amount represents less than $0.01 per share.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.
H	Commencement of Operations.
I	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at November 30, 2012.

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class						Investor Class														A Class
Six Months Ended June 30,		One Month Ended Dec. 31,		Feb. 24H to Nov. 30,		Six Months Ended June 30,		One Month Ended Dec. 31,		Year Ended November 30,										Six Months Ended June 30,		One Month Ended Dec. 31,		Feb. 24H to Nov. 30,
2013		2012		2012		2013		2012		2012A		2011A		2010A		2009A		2008A		2013		2012		2012
(unaudited)						(unaudited)														(unaudited)
$12.98		$13.54		$13.59		$12.42		$12 .99		$12.67		$11.64		$9.09		$6.90		$12.03		$12.40		$12.98		$13.07

(0.03)		0.01		(0.02)		0.02		0 .02		(0 .06	)I	(0 .14	)B	(0 .11	)B	(0.09)		(0.13)		(0.03)		0.01		(0.07)
2.30		0.27		13 .56		2.14		0 .25		1.37		1.32		2.66		2.28		(5.00)		2 .16		0.25		(0.02)

2.27		0.28		13.54		2.16		0 .27		1.31		1.18		2.55		2.19		(5.13)		2 .13		0.26		(0.09)

—		—		—		—		—		—		—		—		—		—		—		—		—
(0.04)		(0.84)		—		(0.04)		(0.84)		(0.99)		(0.15)		—		—		—		(0.04)		(0.84)		—

(0.04)		(0.84)		—		(0.04)		(0.84)		(0.99)		(0.15)		—		—		—		(0.04)		(0.84)		—

—		—		—		—		—		—		0 .00	C	0 .00	C	0 .00	C	0 .00	C	—		—		—

$15.21		$12.98		$13.54		$14.54		$12 .42		$12.99		$12.67		$11.64		$9.09		$6.90		$14.49		$12.40		$12.98

17.54	%E	2.07	%E	(0.37	)%E	17.45	%E	15.92	%E	11.44%		10.15%		28.05%		31.74%		(42.64)%		17.31	%E	2.01	%E	(0.69	)%E

$20,769		$4,563		$2,699		$131,808		$69,786		$67,506		$47,101		$45,911		$22,058		$19,854		$6,834		$3,131		$2,941
1.19	%F	1.36	%F	2.05	%F	1.46	%F	1 .62	%F	1.56%		1.40%		1.60%		1.91%		1.69%		1.59	%F	1.79	%F	2.08	%F
1.19	%F	1.16	%F	1.21	%F	1.35	%F	1 .34	%F	1.36%		1.35%		1.35%		1.50%		1.50%		1.59	%F	1.58	%F	1.61	%F
(0.87	)%F	0.19	%F	(1.57	)%F	(1.14	)%F	0 .23	%F	(1.20)%		(1.16)%		(1.33)%		(1.59)%		(1.36)%		(1.27	)%F	0.04	%F	(1.68	)%F
(0.86	)%F	0.38	%F	(0.73	)%F	(1.03	)%F	0 .50	%F	(1.00)%		(1.11)%		(1.08)%		(1.18)%		(1.17)%		(1.27	)%F	0.25	%F	(1.21	)%F
18	%E	6	%E	45	%G	18	%E	6	%E	45%		36%		66%		35%		43%		18	%E	6	%E	45	%G

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2013		One Month Ended Dec. 31, 2012		Feb. 24H to Nov. 30, 2012
	(unaudited)
Net asset value, beginning of period	$12.32		$12.91		$13.07

Income from investment operations:
Net investment income (loss)	(0.06)		0.00		(0.06)
Net gains (losses) from investments (both realized and unrealized)	2.13		0.25		(0.10)

Total income (loss) from investment operations	2.07		0.25		(0.16)

Less distributions:
Dividends from net investment income	—		—		—
Distributions from net realized gains on securities	(0.04)		(0.84)		—

Total distributions	(0.04)		(0.84)		—

Redemption fees added to beneficial interests	—		—		—

Net asset value, end of period	$14.35		$12.32		$12.91

Total return D	16.86	%E	1.94%		(1.22	)%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,151		$349		$343
Ratios to average net assets:
Expenses, before reimbursements	2.34	%F	3.21	%F	6.15	%F
Expenses, net of reimbursements	2.34	%F	2.33	%F	2.35	%F
Net investment income (loss), before reimbursements	(2.01	)%F	(1.36	)%F	(5.71	)%F
Net investment income (loss), net of reimbursements	(2.01	)%F	(0.48	)%F	(1.91	)%F
Portfolio turnover rate	18	%E	6	%E	45	%G

A	Prior to the reorganization on February 24, 2012, the Institutional Class and Investor Classes were known as Class I and Class A, respectively.
B	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
C	Amount represents less than $0.01 per share.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.
H	Commencement of Operations.
I	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net D investment income by shares outstanding at November 30, 2012.

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American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30, 2013		One Month Ended Dec. 31, 2012		Year Ended November 30,
					2012B		2011B		2010B		2009B	2008B
	(unaudited)
Net asset value, beginning of period	$15 .38		$15 .24		$13.69		$12.44		$9.63		$7.18	$13.39

Income from investment operations:
Net investment income (loss)	(0 .04)		0 .02		0.00	C	(0 .10	)D	(0.09	)D	(0.07)	(0.06)
Net gains (losses) from investments (both realized and unrealized)	2 .04		0 .20		1.55		1.35		2.90		2.52	(6.15)

Total income (loss) from investment operations	2 .00		0 .22		1.55		1.25		2.81		2.45	(6.21)

Less distributions:
Dividends from net investment income	—		—		—		—		—		—	—
Distributions from net realized gains on securities	(0 .07)		(0 .08)		—		—		—		—	—

Total distributions	(0 .07)		(0 .08)		—		—		—		—	—

Redemption fees added to beneficial interests	—		—		—		—		—		—	0 .00	E

Net asset value, end of period	$17 .31		$15 .38		$15.24		$13.69		$12.44		$9.63	$7.18

Total return F	13 .02	%G	1.43	%G	11.32%		10.05%		29.18%		34.12%	(46.38)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$37,462		$31,005		$30,503		$13,208		$7,124		$4,552	$3,967
Ratios to average net assets:
Expenses, before reimbursements	1.13	%H	1.31	%H	1.28%		1.65%		2.27%		3.03%	2.19%
Expenses, net of reimbursements	0.99	%H	0.99	%H	1.03%		1.25%		1.25%		1.25%	1.25%
Net investment income (loss), before reimbursements	(0.72	)%H	1.37	%H	(0.62)%		(1.12)%		(1.81)%		(2.46)%	(1.57)%
Net investment income (loss), net of reimbursements	(0.58	)%H	1.69	%H	(0.37)%		(0.72)%		(0.79)%		(0.69)%	(0.63)%
Portfolio turnover rate	13	%G	1	%G	27%		30%		20%		29%	32%

A	Commencement of operations.
B	Prior to the reorganization on February 24, 2012, the Institutional Class and Investor Classes were known as Class I and Class A, respectively.
C	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
D	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
E	Amount represents less than $0.01 per share.
F	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
G	Not annualized.
H	Annualized.
I	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class						Investor Class														A Class
Six Months Ended June 30,		One Month Ended Dec. 31,		Feb. 24A to Nov. 30,		Six Months Ended June 30,		One Month Ended Dec. 31,												Six Months Ended June 30,		One Month Ended Dec. 31,		Feb. 24A to Nov. 30,
										Year Ended November 30,
2013		2012		2012		2013		2012		2012B		2011B		2010B		2009B		2008B		2013		2012		2012
(unaudited)						(unaudited)														(unaudited)
$15.38		$15.23		$15.09		$13 .83		$13 .72		$12.36		$11.26		$8.74		$6.53		$12.22		$13 .83		$13.72		$13.62

(0.04)		0.02		(0.03)		(0.02)		0 .02		(0 .14	)C	(0 .11	)D	(0 .10	)D	(0.07)		(0.11)		(0 .06)		0.02		(0.05)
2 .04		0 .21		0 .17		1 .79		0 .17		1.50		1.21		2.62		2.28		(5.58)		1 .82		0 .17		0 .15

2 .00		0 .23		0 .14		1 .77		0 .19		1.36		1.10		2.52		2.21		(5.69)		1 .76		0 .19		0 .10

—		—		—		—		—		—		—		—		—		—		—		—		—
(0.07)		(0 .08)		—		(0.07)		(0.08)		—		—		—		—		—		(0.07)		(0.08)		—

(0.07)		(0.08)		—		(0.07)		(0.08)		—		—		—		—		—		(0.07)		(0.08)		—

—		—		—		—		—		—		—		0 .00	E	0 .00	E	0 .00	E	—		—		—

$17.31		$15.38		$15.23		$15 .53		$13 .83		$13.72		$12.36		$11.26		$8.74		$6.53		$15 .52		$13.83		$13.72

12.87	%G	1.50	%G	1.13	%G	12.81	%G	1.37	%G	11.00%		9.77%		28.83%		33.84%		(46.56)%		12.74	%G	1.37	%G	0.73	%G

$1,071		$374		$222		$25,644		$18,585		$18,092		$20,034		$15,076		$9,637		$7,748		$10,645		$7,302		$7,063
1.37	%H	1.53	%H	3.85	%H	1.49	%H	1.68	%H	1.67%		1.91%		2.52%		3.32%		2.42%		1.61	%H	1.81	%H	1.83	%H
1.09	%H	1.09	%H	1.09	%H	1.37	%H	1.37	%H	1.40%		1.50%		1.50%		1.50%		1.50%		1.49	%H	1.49	%H	1.49	%H
(0.93	)%H	0.69	%H	(3.09)	%H	(1.07)	%H	0.94	%H	(1.04)%		(1.35)%		(2.06)%		(2.75)%		(1.97)%		(1.20	)%H	0.86	%H	(1.04	)%H
(0.66	)%H	1.13	%H	(0.33)	%H	(0.95)	%H	1.26	%H	(0.76)%		(0.94)%		(1.04)%		(0.93)%		(1.05)%		(1.07	)%H	1.18	%H	(0.70	)%H
13	%G	1	%G	27	%I	13	%G	1	%G	27%		30%		20%		29%		32%		13	%G	1	%G	27	%I

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2013		One Month Ended Dec. 31, 2012		Feb. 24A to Nov. 30, 2012
	(unaudited)
Net asset value, beginning of period	$13.75		$13.63		$13.62
Income from investment operations:
Net investment income (loss)	(0 .09)		0 .02		(0 .04)
Net gains (losses) from investments (both realized and unrealized)	1 .78		0 .18		0 .05

Total income (loss) from investment operations	1 .69		0 .20		0 .01

Less distributions:
Dividends from net investment income	—		—		—
Distributions from net realized gains on securities	(0 .07)		(0 .08)		—

Total distributions	(0 .07)		(0 .08)		—

Redemption fees added to beneficial interests	—		—		—

Net asset value, end of period	$15 .37		$13 .75		$13 .63

Total return FD	12.14%G		1.45%G		0.07%G

Ratios and supplemental data:
Net assets, end of period (in thousands)	$710		$302		$147
Ratios to average net assets:
Expenses, before reimbursements	2.66	%H	2.68	%H	14.54	%H
Expenses, net of reimbursements	2.24	%H	2.24	%H	2.24	%H
Net investment income (loss), before reimbursements	(2.24	)%H	0.15	%H	(13.65	)%H
Net investment income (loss), net of reimbursements	(1.82	)%H	0.59	%H	(1.36	)%H
Portfolio turnover rate	13	%G	1	%G	27%[i]

A	Commencement of operations.
B	Prior to the reorganization on February 24, 2012, the Institutional Class and Investor Classes were known as Class I and Class A, respectively.
C	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
D	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
E	Amount represents less than $0.01 per share.
F	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
G	Not annualized.
H	Annualized.
I	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

At its May 29, 2013 meeting, the Board of Trustees (“Board”) considered the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) on behalf of each of their series (collectively, the “Funds”) and the renewal of each investment advisory agreement between the Manager and a subadvisor (each an “Investment Advisory Agreement”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board’s consideration to renew and approve these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee, for the benefit of all Trustees, sponsored a separate meeting on May 10, 2013 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

•	In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested by the Board included, among other information, the following materials. For various reasons, a subadvisor may not have provided responses to each requested item. In these instances, the Board considered the materials that were received from such subadvisor. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•	a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•	a comparison of the performance of that portion of Fund assets managed or to be managed by each firm with the performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any actual or potential remedial measures if the firm’s longer-term performance was materially below that of the peer group;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an analysis of compensation, including a comparison with fee rates charged to other clients for which similar services are provided, any proposed changes to the fee rate schedule, if applicable, and the effect of any fee waivers;

•	a description of any payments made or to be made by the subadvisors to the Manager to support a Fund’s marketing efforts;

•	a copy of the firm’s proxy voting policies and procedures and, if applicable, the name of the third-party voting service used by the firm;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•	a description of the scope of portfolio management services provided or to be provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•	a description of the personnel who are or will be assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•	a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a description of the firm’s practices in monitoring the quality of portfolio holdings and in reviewing portfolio valuation, including any fair value determinations;

•	a description of the firm’s use of derivatives, short positions, leveraged trading strategies or other similar trading strategies for the Funds;

•	a discussion regarding the firm’s participation in third-party and/or proprietary “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions;

•	a discussion of the firm’s methodology for obtaining best execution, including any plans to improve the quality of execution in the upcoming year, and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of the firm’s criteria for assessing counterparties and counterparty risk to the extent the firm enters into transactions with counterparties on a Fund’s behalf;

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm utilizes “commission recapture” or “directed brokerage” arrangements for the benefit of the Funds or “step-out” transactions;

•	a discussion of whether the firm receives, or anticipates receiving, other compensation, including any payment for electronic communication network liquidity rebates with respect to the Funds;

•	a certification by the firm regarding the reasonable design of its compliance program;

•	a summary of the results of the firm’s most recent annual review of its compliance program and a discussion of any material compliance problems encountered by a subadvisor since the most recent annual review;

•	confirmation that the firm is prepared to provide to the Manager, directly or in summary form, any regulatory review comments that could have a material impact on services provided to the Funds;

•	a discussion of whether, due to the firm’s trading activities on behalf of the Funds, the firm would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendments to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the firm would so register or be exempt;

•	information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and verification of the firm’s insurance coverage with regards to the services provided to the Funds.

In addition, the Manager provided the following information specific to the renewal of the Management Agreement:

•	a comparison of the performance of a share class of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fee rates and expense ratios for comparable mutual funds;

•	a profit/loss analysis of the Manager;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a discussion of whether the Manager provides different types or levels of administrative and accounting related services to certain Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of arrangements pursuant to which certain firms may make any direct or indirect payments to partially reimburse the Manager for its marketing or other expenses on behalf of the Funds;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate for each Fund and, as applicable, each subadvisor to a Fund;

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated; and

•	confirmation that the Manager complies with applicable CFTC and National Futures Association rules and requirements for applicable Funds and a discussion regarding whether, due to the Manager’s trading activities on behalf of other Funds, the Manager would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendment to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the firm would so register or be exempt.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fee rate versus comparable mutual funds. For certain Funds, the Board also considered information regarding the performance of the Manager and individual subadvisors with respect to their allocated portions of a Fund’s portfolio, net of management or subadvisory fees, as applicable, but not other Fund expenses. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 10, 2013 at which the Trustees reviewed the investment performance of the Manager and the primary factors considered by the Board at its May 29, 2013 meeting at which the Board considered the renewal of the Agreement.

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

The Board did not identify any particular information that was most relevant to its consideration to renew the Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Agreement were reasonable and fair and that the renewal of the Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement.

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 29, 2013 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (5) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staff levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es). The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for each Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year. The Board further considered that with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager plus the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors. In analyzing the cost of services for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee rate a subadvisor charges for any comparable client

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and, those that do, likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current management and administration fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended December 31, 2012.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund. The performance comparisons below were made versus each Fund’s Lipper performance universe median, Lipper performance group median and/or benchmark index. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe median and Lipper expense group median. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Bridgeway Large Cap Value Fund. In considering the renewal of the Management Agreement and Investment Advisory Agreement for the American Beacon Bridgeway Large Cap Value Fund, the Trustees considered the following additional factors: (1) the American Beacon Bridgeway Large Cap Value Fund outperformed the Lipper performance universe median and Lipper performance group median for the one-, three- and five-year periods ended March 31, 2013; (2) the American Beacon Bridgeway Large Cap Value Fund acquired all of the assets of the Bridgeway Large Cap Value Fund, a series of Bridgeway Funds, Inc. (“Acquired Fund”), on February 3, 2012, and that the Fund’s performance prior to that date is that of the Acquired Fund; (3) the expense ratio of the Institutional Class of the Fund was lower than the median of its Lipper expense universe and Lipper expense group; and (4) the Institutional Class of the Fund was categorized by Morningstar as having an average expense ratio.

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

In considering the renewal of the Investment Advisory Agreement with Bridgeway Capital Management Inc. (“Bridgeway”), the Trustees considered the following additional factors: (1) representations by Bridgeway that, for fee rate comparison purposes, it does not manage other accounts comparable to the Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the Bridgeway Large Cap Value Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Bridgeway Large Cap Value Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Holland Large Cap Growth Fund. In considering the renewal of the Management Agreement and Investment Advisory Agreement for the American Beacon Holland Large Cap Growth Fund, the Trustees considered the following additional factors: (1) the American Beacon Holland Large Cap Growth Fund outperformed the Lipper performance universe median and Lipper performance group median for the one- and three-year periods ended March 31, 2013; (2) the American Beacon Holland Large Cap Growth Fund acquired all of the assets of the Lou Holland Growth Fund, a series of the Forum Funds (“Acquired Fund”), on March 23, 2012, and that the Fund’s performance prior to that date is that of the Acquired Fund; (3) the expense ratio of the Institutional Class of the Fund was equal to the median of its Lipper expense group and higher than the median of its Lipper expense universe; and (4) the Institutional Class of the Fund was categorized by Morningstar as having an above average expense ratio.

In considering the renewal of the Investment Advisory Agreement with Holland Capital Management LLC (“Holland”), the Trustees considered the following additional factors: (1) representations by Holland regarding fee rates charged to other comparable clients; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the American Beacon Holland Large Cap Growth Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Holland Large Cap Growth Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Mid-Cap Growth Fund. In considering the renewal of the Management Agreement for the American Beacon Stephens Mid-Cap Growth Fund, the Trustees considered the following additional factors: (1) the American Beacon Stephens Mid-Cap Growth Fund outperformed the Lipper performance universe median for the one-, three- and five-year periods ended March 31, 2013; (2) the American Beacon Stephens Mid-Cap Growth Fund outperformed the Lipper performance group median for the three- and five-year periods ended March 31, 2013, and was equal to the peer group median for the one-year period; (3) the American Beacon Stephens Mid-Cap Growth Fund acquired all of the assets of the Stephens Mid-Cap Growth Fund, a series of Professionally Managed Portfolios (“Acquired Fund”), on February 24, 2012, and that the Fund’s performance prior to that date is that of the Acquired Fund; (4) the expense ratio of the Institutional Class of the Fund was lower than the median of its Lipper expense universe and Lipper expense group; and (5) the Institutional Class of the Fund was categorized by Morningstar as having an average expense ratio.

In considering the renewal of the Investment Advisory Agreement with Stephens Investment Management Group, LLC (“Stephens”), the Trustees considered the following additional factors: (1) representations from Stephens regarding fee rates charged to other comparable clients; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the American Beacon Stephens Mid-Cap Growth Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Stephens Mid-Cap Growth Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Stephens Small Cap Growth Fund. In considering the renewal of the Management Agreement for the American Beacon Stephens Small Cap Growth Fund, the Trustees considered the following additional factors: (1) the American Beacon Stephens Small Cap Growth Fund outperformed the Lipper performance universe median and Lipper performance group median for the one-, three- and five-year periods ended March 31, 2013; (2) the American Beacon Stephens Small Cap Growth Fund acquired all of the assets of Stephens Small Cap Growth Fund, a series of Professionally Managed Portfolios (“Acquired Fund”), on February 24, 2012, and that the Fund’s performance prior to that date is that of the Acquired Fund; (3) the expense ratio of the Institutional Class of the Fund was lower than the median of its Lipper expense universe; (4) the expense ratio of the Institutional Class of the Fund was higher than the median of its Lipper expense group; and (5) the Institutional Class of the Fund was categorized by Morningstar as having an average expense ratio.

In considering the renewal of the Investment Advisory Agreement with Stephens Investment Management Group, LLC (“Stephens”), the Trustees considered the following additional factors: (1) representations from Stephens regarding fee rates it charged to other comparable clients; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the American Beacon Stephens Small Cap Growth Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Stephens Small Cap Growth Fund.

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Delivery of Documents

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www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the
Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at
www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s
Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520.
Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also available on www.americanbeaconfunds.com, approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of
Additional Information, is available free of charge on the Fund’s website
www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the
SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s
Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland Large Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund, and American Beacon Stephens Mid-Cap Growth Fund are service marks of American Beacon Advisors, Inc.

SAR 6/13

American Beacon®
FUNDS

2013 SEMI-ANNUAL

JUNE 30, 2013

S&P 500 INDEX FUND
SMALL CAP INDEX FUND - Closed to New Investors
INTERNATIONAL EQUITY INDEX FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability, and differences in accounting standards. Investing in derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when more advantageous. Investing in derivatives could result in losing more than the amount invested. Please see the prospectus for a complete discussion of these Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2013

Dear Shareholders,

The first six months of 2013 have been very good for the stock market. Despite a dip in June, fueled by the possible end of the Federal Reserve’s quantitative easing program, the market had risen enough through May to make the first half of the year a profitable one overall.

The S&P 500 Index gained 13.82% over the first six months of 2013, with all ten industry sectors posting positive returns.

Meanwhile, the Russell 2000 Index, which consists of small-cap stocks, gained 15.86% over that same period. In the developed international markets, the MSCI EAFE Index returned 4.10%.

American Beacon Advisors is proud to offer its shareholders several index funds that can take advantage of such broad-based market gains. For the six-month period ended June 30, 2013:

•	American Beacon S&P 500 Index Fund (Institutional Class) returned 13.75%.

•	American Beacon Small Cap Index Fund (Institutional Class) returned 15.90%.

•	American Beacon International Equity Index Fund (Institutional Class) returned 3.32%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

        Sincerely,

        Gene L. Needles, Jr.

        President

        American Beacon Funds

1

American Beacon S&P 500® Index Fund †

Performance Overview

June 30, 2013 (Unaudited)

For the six months ended June 30, 2013, the total return of the Investor Class of the American Beacon S&P 500 Index Fund (the “Fund”) was 13.48%, underperforming the S&P 500® Index (the “Index”) return of 13.82% and underperforming the Lipper S&P 500 Objective Funds Index return of 13.68%.

Total Returns for the Period ended 6/30/13

	6 Months*	1 Year	5 Years	10 Years
Institutional Class(1,3)	13.75%	20.41%	6.95%	7.19%
Investor Class(1,3)	13.48%	19.80%	6.47%	6.70%
Lipper S&P 500 Objective Funds Index (2)	13.68%	20.26%	6.78%	7.05%
S&P 500 Index (2)	13.82%	20.60%	7.01%	7.30%

*	Not annualized
1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	The Lipper S&P 500 Objective Funds Index tracks the results of the 30 largest mutual funds in the Lipper S&P 500 Objective Funds category. Lipper is an independent mutual fund research and ranking service. The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the U.S. One cannot invest directly in an index.
3.	The total annual Fund operating expense ratios set forth in the most recent prospectus for the Institutional and Investor Class shares were 0.15% and 0.63%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report which are based on expenses incurred during the period covered by this report.

Performance Summary provided by SSgA Funds Management, Inc.

After lagging the vast majority of global stock markets amid the fiscal worries that preoccupied the final quarter of 2012, U.S. equity averages recovered strongly during the opening months of 2013. Share prices jumped sharply in the first trading session of the year and built on those gains thereafter, as worries about the consequences of mandated budgetary restraint gave way to optimism that the U.S. private sector would keep employment growing and consumer demand solid. U.S. equity returns were as broad as they were strong in the first quarter, with more than 85% of the names in the S&P 500 generating positive returns.

Although the second quarter of 2013 confronted investors with numerous new sources of volatility, most notably a less straightforward monetary mantra that seemed unexpectedly hawkish relative to limited inflation and restrained global growth, the U.S. equity markets demonstrated an impressive resilience throughout the period. They found ready support despite weak employment and retail sales reports during April, and the S&P 500 climbed briskly into May to achieve a new set of record highs. The adjustments to monetary policy rhetoric during the second quarter caused considerable volatility across the major sectors in the S&P 500.

For the six-month reporting period, all of the ten sectors posted gains. The top performing sector was Health Care with a 20.2% return. Not far behind were Consumer Discretionary (up 19.8%) and Financials (up 19.5%). These three sectors also comprised the largest weights in the portfolio, amplifying the contribution to return. The bottom performing sector was Materials, with a return of 2.9%.

On an individual stock level, the top contributors for the reporting period were Microsoft Corp. (up 31.3%), Johnson & Johnson (up 24.4%), and Google (up 24.5%). Microsoft Corp. continued to see strong demand for its enterprise and cloud offerings, as well as increased consumer demand for services like Office 365, Outlook.com, Skype and Xbox LIVE. Johnson & Johnson experienced continued strength in its pharmaceuticals business and an improvement in the consumer healthcare segment. The company did well with its immunology and oncology drugs and showed resilience against the competition from generic drugs in central nervous system therapeutic area. Google had a strong six months due to the continued success of its robust search engine and Android operating systems businesses, as well as several other product innovations.

2

American Beacon S&P 500® Index Fund †

Performance Overview

June 30, 2013 (Unaudited)

The bottom individual security contributors were: Apple (down 24.6%), Oracle Corp. (down 7.8%) and Newmont Mining Corp. (down 34.1%). Apple was hurt by increasingly strong competition across its core iPhone and iPad business lines. Oracle was also negatively affected due to stiff competition in its hardware and services businesses. Newmont Mining Corp. suffered due to falling spot prices of gold; this put both high cost productions and future projects at risk.

Portfolio Strategy

The investment manager continues to utilize a replication strategy, owning all 500 names in the S&P 500 Index in approximately the same weightings as the Index. Therefore, the Fund is expected to continue to meet its objective of closely tracking, before expenses, the return of its benchmark, the S&P 500 Index.

Top Ten Holdings (% Net Assets)*

Exxon Mobil Corp.	2.8
Apple, Inc.	2.6
Microsoft Corp.	1.8
Johnson & Johnson	1.7
General Electric Co.	1.7
Google Inc.	1.7
Chevron Corp.	1.6
Procter & Gamble Co.	1.5
Berkshire Hathaway Inc. Cl B	1.4
Wells Fargo & Co.	1.4

*	Percent of the Net Assets of State Street Equity 500 Index Portfolio

Sector Allocation (% Equities)*

Information Technology	17.8
Financials	16.6
Health Care	12.7
Consumer Discretionary	12.3
Energy	10.5
Consumer Staples	10.5
Industrials	10.2
Utilities	3.3
Materials	3.3
Telecommunication Services	2.8

*	Percent of the equities of State Street Equity 500 Index Portfolio
†	S&P is a trademark of McGraw-Hill Companies, Inc. and has been licensed for use, “Standard and Poor’s®”, “S&P”, “Standard and Poor’s 500”, “S&P 500” are all trademarks of the McGraw-Hill Companies, Inc and have been licensed for use by State Street Bank of Trust Company.

3

American Beacon Small Cap Index FundSM

Performance Overview

June 30, 2013 (Unaudited)

For the six months ended June 30, 2013, the total return of the Institutional Class of the American Beacon Small Cap Index Fund (the “Fund”) was 15.90%. The Fund’s performance was above the Russell 2000® Index (the “Index”) return of 15.86% and also above the Lipper Small-Cap Core Funds Index return of 14.45% which consists primarily of actively managed funds.

Total Returns for the Period ended 6/30/13

	6 Months*	1 Year	5 Years	10 Years
Institutional Class(1,3)	15.90%	24.09%	8.80%	9.43%
Lipper Small-Cap Core Funds Index(2)	14.45%	24.89%	8.38%	9.71%
Russell 2000 Index(2)	15.86%	24.21%	8.77%	9.53%

*	Not annualized
1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. The Russell 2000 Index is an unmanaged index comprising approximately 2,000 smaller-capitalization stocks from various industrial sectors. One cannot invest directly in an index.
3.	The total annual Fund operating expense ratio set forth in the most recent prospectus for the Fund was 0.21%. The expense ratio above may vary from the expense ratio presented in other sections of this report which is based on expenses incurred during the period covered by this report.

Performance Summary provided by BlackRock Investment Management, LLC

Risk markets globally began 2013 with a powerful relief rally after the United States averted the worst of its fiscal cliff situation with a last minute tax deal struck on New Year’s Day. The rally stalled in February, however, as economic momentum slowed and investors weighed the global impact of the inevitable U.S. government spending cuts. Later in the first quarter, financial markets were rattled by a stalemate presidential election in Italy and a severe banking crisis in Cyprus, reminding investors that Europe was still quite vulnerable to political instability, and its debt and banking problems were far from resolved.

U.S. stocks persevered through these flare-ups in the eurozone as investors’ risk appetite was largely supported by the continuation of accommodative monetary policy from the U.S. Federal Reserve. Equities broadly advanced as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield. As the year progressed, the markets became increasingly dominated by speculation around the future direction of monetary policy. Sluggish global growth, ironically, was conducive to positive equity market performance. Although disappointing economic reports caused financial market volatility to rise, the weak data also afforded investors some comfort that the central bank would continue to maintain their accommodative stance.

However, after peaking in late May, U.S. stock markets recoiled in response to comments from the U.S. Federal Reserve, hinting that a change in its policy stance was on the horizon. Volatility picked up considerably and equities broadly declined through the remainder of the period due to concerns about the potential impact tighter monetary policy would have on financial markets and economic growth.

While rhetoric from the U.S. Federal Reserve about tapering its bond-buying stimulus program was the catalyst for the sell-off in equity markets, indicators that global growth was continuing to slow (with the exception of Japan) was another source of investor anxiety. The U.S. recovery showed signs of weakening and European countries already mired in recession saw economic conditions worsen. Slowing growth in emerging markets, particularly China and Brazil, dimmed the outlook for the entire global economy.

From a sector perspective, Consumer Discretionary (up 23.56%), Consumer Staples (up 21.70%) and Health Care (up 20.83%) were the stronger performers for the six-month period. Information Technology stocks also posted significant gains (up 17.54%), as did Industrials (up

4

American Beacon Small Cap Index FundSM

Performance Overview

June 30, 2013 (Unaudited)

15.01%), Financials (up 13.5%), Telecommunication Services (up 10.02%), Utilities (up 10.22%) and Energy (up 8.34%). The Materials sector generated more modest gains (up 1.66%) in the challenging global growth environment.

Portfolio Strategy

The Fund will continue to strive to meet its objective of closely replicating, before expenses, the return of its benchmark, the Russell 2000 Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

Top Ten Holdings (% Net Assets)*

CoStar Group, Inc.	0.3
CommVault Systems, Inc.	0.2
FirstMerit Corp.	0.2
Middleby Corp.	0.2
Prosperity Bancshares, Inc.	0.2
Ultimate Software Group, Inc.	0.2
Acuity Brands, Inc.	0.2
Lufkin Industries, Inc.	0.2
Isis Pharmaceuticals, Inc.	0.2
athenahealth, Inc.	0.2

*	Percent of Net Assets of Master Small Cap Index Series

Sector Allocation (% Equities)*

Financials	22.7
Information Technology	16.9
Consumer Discretionary	14.0
Industrials	13.9
Health Care	12.0
Energy	5.4
Materials	4.8
Consumer Staples	3.8
Utilities	3.2
Other	2.6
Telecommunications	0.7

*	Percent of equity portion of Master Small Cap Index Series

5

American Beacon International Equity Index FundSM

Performance Overview

June 30, 2013 (Unaudited)

For the six months ended June 30, 2013, the Institutional Class of the American Beacon International Equity Index Fund (the “Fund”) posted a total return of 3.32%, underperforming the MSCI EAFE Index (the “Index”) return of 4.10% and outperforming the Lipper International Large-Cap Core Funds Index return of 2.91% which consists primarily of actively managed funds. The investment manager’s application of its fair valuation policy during the period was a significant driver of the Fund’s underperformance versus the Index.

Total Returns for the Period ended 6/30/13

	6 Months*	1 Year	5 Years	10 Years
Institutional Class(1,3)	3.32%	18.11%	-0.64%	7.63%
Lipper International Large-Cap Core Funds Index(2)	2.91%	17.83%	-1.29%	6.00%
MSCI EAFE Index(2)	4.10%	18.62%	-0.63%	7.67%

*	Not annualized
1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	The Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Core International Funds category. Lipper is an independent mutual fund research and ranking service. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot invest directly in an index.
3.	The total annual Fund operating expense ratio set forth in the most recent prospectus for the Fund was 0.19%. The expense ratio above may vary from the expense ratio presented in other sections of this report, which is based on expenses incurred during the period covered by this report.

Performance Summary provided by BlackRock Investment Management, LLC

Risk markets globally began 2013 with a powerful relief rally after the United States averted the worst of its fiscal cliff situation with a last minute tax deal struck on New Year’s Day. The rally stalled in February, however, as economic momentum slowed and investors weighed the global impact of the inevitable U.S. government spending cuts. Later in the first quarter, financial markets were rattled by a stalemate presidential election in Italy and a severe banking crisis in Cyprus, reminding investors that Europe was still quite vulnerable to political instability, and its debt and banking problems were far from resolved.

International equities persevered through these flare-ups in the eurozone as investors’ risk appetite was largely supported by the continuation of accommodative monetary policy from the world’s largest central banks. As the year progressed, the markets became increasingly dominated by speculation around the future direction of monetary policy in response to signals from central banks, particularly the U.S. Federal Reserve. Equities broadly advanced as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield. Sluggish global growth, ironically, was conducive to positive equity market performance. Although disappointing economic reports caused financial market volatility to rise, the weak data also afforded investors some comfort that major central banks would continue to maintain their accommodative stance.

However, after peaking in late May, international markets recoiled in response to comments from the U.S. Federal Reserve, hinting that a change in its policy stance was on the horizon. Volatility picked up considerably and equities broadly declined through the remainder of the period due to concerns about the potential impact tighter U.S. monetary policy would have on financial markets and global growth.

While rhetoric from the U.S. Federal Reserve about tapering its bond-buying stimulus program was the catalyst for the sell-off in equity markets, indicators that global growth was continuing to slow (with the exception of Japan) was another source of investor anxiety. The U.S. recovery showed signs of weakening and European countries already mired in recession saw economic conditions worsen. Slowing growth in emerging countries, particularly China and Brazil, dimmed the outlook for the entire global economy.

6

American Beacon International Equity Index FundSM

Performance Overview

June 30, 2013 (Unaudited)

Nearly half of the developed countries represented in the Index posted losses (in U.S. dollar terms) for the six-month period; however, heavier weightings in Japanese and Swiss stocks, which posted gains of 16.56% and 10.92%, respectively, supported the overall performance of the Index. In the eurozone, Ireland (up 8.52%) posted strong performance, followed by the Netherlands (up 5.02%) and Belgium (up 4.03%). The core economies of France (up 3.17%) and Germany (up 2.89%) exhibited resilience despite widespread recession in the region, while markets were down in Spain (down 6.17%) and Italy (down 9.04%). Outside the euro currency bloc, Sweden (up 2.76%) and the United Kingdom (up 0.27%) generated modest positive returns, while Denmark (down 0.09%) and Norway (down 5.35%) did not fare as well. Elsewhere, Australian stocks (down 6.13%) struggled due to waning business conditions, severe currency weakness and declining commodity prices.

In June, MSCI announced its decision to reclassify the MSCI Greece Index from a Developed Market to an Emerging Market. This reclassification is scheduled to take effect on November 27, 2013; therefore, the performance of Greek stocks (up 2.66%) continues to be reflected in the performance of the Index for the first half of 2013.

From a sector perspective, the strongest performers were Consumer Discretionary (up 13.37%) and Health Care stocks (up 12.82%), while Telecommunication Services posted strong gains as well (up 11.35%). Positive returns also came from Consumer Staples and Information Technology (both up 5.85%), Industrials (up 4.07%) and the Financials sector (up 4.03%), in which the MSCI EAFE Index holds its largest weighting. Utilities finished the period with a modest gain (up 2.41%). However, Energy (down 4.92%) and Materials (down 13.06%) posted negative results in the weak global growth environment.

Portfolio Strategy

The Fund continues to pursue its objective of closely replicating, before expenses, the return of its benchmark, the MSCI EAFE Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

Top Ten Holdings (% Net Assets)*

Nestle S.A.	1.8
HSBC Holdings PLC	1.7
Roche Holding Ltd.	1.5
Toyota Motor Corp.	1.5
Novartis AG	1.4
Vodafone Group PLC	1.2
BP PLC	1.2
Sanofi S.A.	1.1
GlaxoSmithKline PLC	1.1
Royal Dutch Shell PLC	1.1

*	Percent of Net Assets of the Master International Index Series

Sector Allocation (% Equities)*

Financials	24.7
Industrials	12.4
Consumer Staples	11.6
Consumer Discretionary	11.5
Health Care	10.3
Materials	7.9
Energy	6.9
Telecommunications	5.1
Information Technology	4.3
Utilities	3.7
Other	1.6

*	Percent of equity portion of Master International Index Series

7

American Beacon International Equity Index FundSM

Performance Overview

June 30, 2013 (Unaudited)

Country Allocation (% Equities)*

Japan	22.5
United Kingdom	21.7
France	9.4
Switzerland	9.0
Germany	8.6
Australia	8.0
Sweden	3.1
Hong Kong	3.0
Spain	2.8
Netherlands	2.6
Italy	2.0
Singapore	1.6
Belgium	1.1
Denmark	1.1
Norway	0.8
Finland	0.8
Israel	0.5
Ireland	0.3
Austria	0.3
Portugal	0.2
New Zealand	0.1
Others	0.5

*	Percent of equity portion of Master International Index Series

8

American Beacon FundsSM

Fund Expenses

June 30, 2013 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The following table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid During Period” row to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and Investor Classes that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Actual

Institutional Class	S&P 500 Index	Small Cap Index	International Equity Index	Investor Class	S&P 500 Index
Beginning Account Value 1/1/13	$1,000.00	$1,000.00	$1,000.00	Beginning Account Value 1/1/13	$1,000.00
Ending Account Value 6/30/13	$1,137.52	$1,159.02	$1,033.16	Ending Account Value 6/30/13	$1,134.80
Expenses Paid During Period* 1/1/13—6/30/13	$0.74	$1.02	$1.16	Expenses Paid During Period* 1/1/13—6/30/13	$3.23
Annualized Expense Ratio	0.14%	0.19%	0.23%	Annualized Expense Ratio	0.61%

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and Investor Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Expenses Paid During Period” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

Hypothetical

Institutional Class	S&P 500 Index	Small Cap Index	International Equity Index	Investor Class	S&P 500 Index
Beginning Account Value 1/1/13	$1,000.00	$1,000.00	$1,000.00	Beginning Account Value 1/1/13	$1,000.00
Ending Account Value 6/30/13	$1,024.10	$1,023.85	$1,023.65	Ending Account Value 6/30/13	$1,021.77
Expenses Paid During Period* 1/1/13—6/30/13	$0.70	$0.95	$1.15	Expenses Paid During Period* 1/1/13—6/30/13	$3.06
Annualized Expense Ratio	0.14%	0.19%	0.23%	Annualized Expense Ratio	0.61%

*	Expenses are equal to each Fund’s annualized expense ratio for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

9

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2013 (Unaudited) (in thousands, except share and per share amounts)

	S&P 500 Index Fund	Small Cap Index Fund		International Equity Index Fund
Assets:
Investment in Portfolio, at fair value	$791,017		$200,202		$531,127
Receivable for fund shares sold	2,069		15		812
Prepaid expenses	17		6		20

Total assets	793,103		200,223		531,959

Liabilities:
Payable for fund shares redeemed	6		1		330
Administrative service and service fees payable (Note 2)	40		7		15
Printing fees payable	31		11		1
Professional fees payable	25		16		12
Sub-administration fees payable	—		19		264
Transfer agent fees payable	9		—		—
Trustee fees payable	—		—		—
Other liabilities	1		1		2

Total liabilities	112		55		624

Net Assets	$792,991		$200,168		$531,335

Analysis of Net Assets:
Paid-in-capital	637,930		182,940		564,552
Undistributed net investment income	4,125		1,217		10,393
Accumulated net realized gain (loss)	(52,100)		(11,151)		(82,485)
Unrealized net appreciation (depreciation) of investments, foreign currency contracts, and futures contracts	203,036		27,162		38,875

Net assets	$792,991		$200,168		$531,335

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	35,124,156		12,771,778		53,284,772

Investor Class	1,086,170		N/A		N/A

Net assets (not in thousands):
Institutional Class	$769,417,351		$200,167,943		$531,335,060

Investor Class	$23,573,927	$	N/A	$	N/A

Net asset value, offering and redemption price per share:
Institutional Class	$21.91		$15.67		$9.97

Investor Class	$21.70	$	N/A	$	N/A

See accompanying notes

See accompanying Financial Statements of the respective Master Portfolios

10

American Beacon FundsSM

Statements of Operations

For the Six Months ended June 30, 2013 (Unaudited) (in thousands)

	S&P 500 Index Fund	Small Cap Index Fund	International Equity Index Fund
Investment Income (expense) Allocated From Portfolio:
Dividend income (net of foreign taxes)A	$7,854	$1,257	$11,246
Interest income	9	3	1
Securities lending income	—	163	—
Portfolio expenses (net of fees waived)B	(168)	(64)	(181)
Other income	—	—	12

Net investment income allocated from Portfolio	7,695	1,359	11,078

Fund Expenses:
Administrative service fees (Note 2):
Institutional Class	181	52	134
Investor Class	27	—	—
Sub-administrative service fees:
Institutional Class	—	36	213
Transfer agent fees:
Institutional Class	15	3	13
Investor Class	3	—	—
Custody and accounting fees	6	6	6
Professional fees	25	10	14
Registration fees	21	2	6
Service fees—Investor Class (Note 2)	27	—	—
Printing expense	51	14	31
Trustee fees	25	6	16
Insurance expense	4	1	4
Other expenses	9	2	12

Total fund expenses	394	132	449

Net investment income	7,301	1,227	10,629

Realized and unrealized gain (loss) allocated from master portfolio
Net realized gain (loss) from:
Investments	3,135	1,306	(2,839)
Foreign currency transactions	—	—	(478)
Futures contracts	2,212	1,113	416
Change in net unrealized appreciation or (depreciation) of:
Investments	80,857	25,987	8,760
Futures contracts	(361)	(11)	(35)

Net gain on investments	85,843	28,395	5,824

Net increase in net assets resulting from operations	$93,144	$29,622	$16,453

A Foreign taxes	$17	$2	$966
B Fees waived by Master Portfolio	$—	$2	$1

See accompanying notes

See accompanying Financial Statements of the respective Master Portfolios

11

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	S&P 500 Index Fund		Small Cap Index Fund		International Equity Index Fund
	Six Months ended June 30, 2013	Year ended December 31, 2012	Six Months ended June 30, 2013	Year ended December 31, 2012	Six Months ended June 30, 2013	Year ended December 31, 2012
	(unaudited)		(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$7,301	$11,930	$1,227	$2,460	$10,629	$11,859
Net realized gain (loss) from investments, foreign currency, and futures contracts	5,347	15,814	2,419	488	(2,901)	(30,284)
Change in net unrealized appreciation or depreciation of investments and futures contracts	80,496	44,226	25,976	5,766	8,725	83,038

Net increase in net assets resulting from operations	93,144	71,970	29,622	8,714	16,453	64,613

Distributions to Shareholders:
Net investment income:
Institutional Class	(3,371)	(11,794)	—	(3,779)	—	(11,845)
Investor Class	(77)	(187)	—	—	—	—

Total distributions to shareholders	(3,448)	(11,981)	—	(3,779)	—	(11,845)

Net increase (decrease) in net assets from capital share transactions	35,664	169,151	(16,114)	138,568	33,982	106,540

Net increase in net assets	125,360	229,140	13,508	143,503	50,435	159,308

Net Assets:
Beginning of period	667,631	438,491	186,660	43,157	480,900	321,592

End of Period *	$792,991	$667,631	$200,168	$186,660	$531,335	$480,900

* Includes undistributed net investment income (loss) of	$4,125	$272	$1,217	$(10)	$10,393	$(236)

See accompanying notes

See accompanying Financial Statements of the respective Master Portfolios

12

American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of twenty-four Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund and the American Beacon International Equity Index Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Each Fund invests all of its investable assets in a corresponding portfolio. The State Street Equity 500 Index Portfolio, Master Small Cap Index Series and the Master International Index Series (each a “Portfolio” and collectively the “Portfolios”) are open-ended management investment companies registered under the Act. The value of such investment reflects each Fund’s proportionate interest in the net assets of the corresponding Portfolio.

American Beacon:	Portfolios:	% of Portfolio Held by Fund at June 30, 2013
S&P 500 Index Fund	State Street Equity 500 Index Portfolio	34.0%
Small Cap Index Fund	Master Small Cap Index Series	30.0%
International Equity Index Fund	Master International Index Series	63.9%

The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The following is a summary of the significant accounting policies followed by the Funds.

Class Disclosure

The S&P 500 Index Fund has two classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Investor Class	General public and investors investing through an intermediary

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.05% of the average daily net assets of the Institutional Class of the S&P 500 Index Fund, International Equity Index Fund

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

and the Small Cap Index Fund and an annualized fee of 0.25% of the average daily net assets of the Investor Class of the S&P 500 Index Fund.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor Class of S&P 500 Index Fund. As compensation for performing the duties required under the Service Plan, the Manager receives up to 0.375% of the average daily net assets of the Investor Class of the S&P 500 Index Fund.

Sub-administration Agreement

The Trust, the Manager and BlackRock Advisors, LLC (“BlackRock”) entered into a Sub-administration Agreement that obligates BlackRock to provide certain other administrative services to the Small Cap Index Fund and the International Equity Index Fund. As compensation for performing these services, BlackRock receives an annualized fee of 0.08% of the average daily net assets of the Small Cap Index Fund and 0.12% of the average daily net assets of the International Equity Index Fund; however, the fee of each is reduced by the total expense ratio of its corresponding Portfolio, net of any fee waivers.

3. Security Valuation and Fair Value Measurements

U.S. Generally Accepted Accounting Principals (“U.S. GAAP”) defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds’ policy is to fair value its financial instruments in the Portfolios at fair value based on the Fund’s apportionate interest in the net assets of the Portfolios. Valuation of securities held by the Portfolios is discussed in the accompanying Notes to the Financial Statements of the respective Portfolios attached.

Investment Income

Each Fund records its share of net investment income and realized and unrealized gains and losses from the security transactions of its corresponding Portfolio each day. All net investment income and realized and unrealized gains (losses) of each Portfolio are allocated pro rata among the investors in that Portfolio at the time of such determination.

Dividends to Shareholders

Dividends from net investment income of the Small Cap Index and International Equity Index Funds normally will be declared and paid annually. The S&P 500 Index Fund normally will declare and pay dividends quarterly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

Allocation of Income, Expenses, Gains and Losses

Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Valuation of Shares

The price per share is calculated on each day on which shares are offered for sale. NAV per share is computed by dividing the value of each Fund’s total assets (which includes the value of the Fund’s investments in its Portfolio) less liabilities, by the number of Fund shares outstanding.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The International Equity Index Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid during were as follows (in thousands):

	S&P 500 Index		Small Cap Index		International Equity Index
	Six Months Ended June 30, 2013	Year Ended December 31, 2012	Six Months Ended June 30, 2013	Year Ended December 31, 2012	Six Months Ended June 30, 2013	Year Ended December 31, 2012
	(unaudited)		(unaudited)		(unaudited)
Distributions paid from:
Ordinary income
Institutional Class	$3,371	$11,794	$—	$3,779	$—	$11,845
Investor Class	77	87	—	—	—	—

Total distributions paid	$3,448	$11,981	$—	$3,779	$—	$11,845

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Losses incurred for the year ended December 31, 2012 that will be carried forward under the provisions of the Act are as follows:

Loss Carryforward Character
Fund	Short term	Long term	Total
S&P 500 Index Fund	$—	$—	$—
Small Cap Index Fund	—	—	—
International Equity Index Fund	1,358	40,074	41,432

For the year ended December 31, 2012, the capital losses prior to the provisions of the Act which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, which ever occurs first are as follows (in thousands):

Fund	2016	2017	2018	Total
S&P 500 Index Fund	$3,294	$28,055	$4,955	$36,304
Small Cap Index Fund	—	—	2,620	2,620
International Equity Index Fund	9,746	13,890	5,259	28,895

5. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

For the Six Months ended June 30, 2013

	Institutional Class		Investor Class
S&P 500 Index Fund	Shares	Amount	Shares	Amount
Shares sold	3,404	$71,428	360	$7,607
Reinvestment of dividends	158	3,345	3	74
Shares redeemed	(2,006)	(42,067)	(224)	(4,723)

Net increase in shares outstanding	1,556	$32,706	139	$2,958

	Institutional Class
Small Cap Index Fund	Shares	Amount
Shares sold	3,125	$46,647
Reinvestment of dividends	—	—
Shares redeemed	(4,156)	(62,761)

Net increase in shares outstanding	(1,031)	$(16,114)

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

	Institutional Class
International Equity Index Fund	Shares	Amount
Shares sold	9,779	$98,110
Reinvestment of dividends	—	—
Shares redeemed	(6,315)	(64,128)

Net increase in shares outstanding	3,464	$33,982

For the Year ended December 31, 2012

	Institutional Class		Investor Class
S&P 500 Index Fund	Shares	Amount	Shares	Amount
Shares sold	13,072	$247,772	404	$7,440
Reinvestment of dividends	606	11,707	10	180
Shares redeemed	(4,882)	(90,024)	(428)	(7,924)

Net increase (decrease) in shares outstanding	8,796	$169,455	(14)	$(304)

	Institutional Class
Small Cap Index Fund	Shares	Amount
Shares sold	22,782	$302,080
Reinvestment of dividends	278	3,779
Shares redeemed	(12,896)	(167,291)

Net increase in shares outstanding	10,164	$138,568

	Institutional Class
International Equity Index Fund	Shares	Amount
Shares sold	19,602	$180,675
Reinvestment of dividends	1,206	11,691
Shares redeemed	(9,455)	(85,826)

Net increase in shares outstanding	11,353	$106,540

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American Beacon S&P 500 Index Fund

Financial Highlights

(For a share outstanding throughout each period)

	Institutional Class
	Six Months ended June 30,		Year Ended December 31,
	2013		2012	2011		2010	2009	2008
	(unaudited)
Net asset value, beginning of period	$19.35		$17.05	$17.07		$15.15	$12.21	$19.85

Income from investment operations:
Net investment income:A	0.20		0.39	0.34		0.29	0.30	0.35
Net gain (loss) from investments (both realized and unrealized)	2.46		2.31	0.02		1.95	2.91	(7.64)

Total income (loss) from investment operations	2.66		2.70	0.32		2.24	3.21	(7.29)

Less distributions:
Dividends from net investment income	(0.10)		(0.40)	(0.34)		(0.32)	(0.27)	(0.35)
Tax return of capital	—		—	(0 .00	)B	—	—	—

Total distributions	(0.10)		(0.40)	(0.34)		(0.32)	(0.27)	(0.35)

Net asset value, end of period	$21.91		$19.35	$17.05		$17.07	$15.15	$12.21

Total return C	13.75	%D	15.87%	1.92%		14.96%	26.70%	(37.08)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$769,417		$649,457	$422,337		$381,592	$316,975	$224,583
Ratios to average net assets:A
Net investment income	1.97	%E	2.19%	1.95%		1.90%	2.39%	2.23%
Expenses, including expenses allocated from the master portfolio	0.14	%E	0.15%	0.16%		0.13%	0.15%	0.13%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.
B	The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C	May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.

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American Beacon S&P 500 Index Fund

Financial Highlights

(For a share outstanding throughout each period)

Investor Class
Six Months ended June 30,		Year Ended December 31,
2013		2012	2011		2010	2009	2008
(unaudited)
$19.19		$16.82	$16.88		$15.00	$12.06	$19.60

0.19		0.68	0.22		0.15	0.33	0.33

2.39		1.88	0.02		1.99	2.80	(7.60)

2.58		2.56	0.24		2.14	3.13	(7.27)

(0.07)		(0.19)	(0.30)		(0.26)	(0.19)	(0.27)
—		—	(0 .00	)B	—	—	—

(0.07)		(0.19)	(0.30)		(0.26)	(0.19)	(0.27)

$21.70		$19.19	$16.82		$16.88	$15.00	$12.06

13.48	%D	15.25%	1.44%		14.43%	26.26%	(37.35)%

$23,574		$18,174	$16,154		$17,707	$22,261	$12,915

1.50	%E	1.67%	1.44%		1.42%	2.01%	1.73%

0.61	%E	0.63%	0.64%		0.60%	0.60%	0.62%

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American Beacon Small Cap Index FundSM

Financial Highlights

(For a share outstanding throughout each period)

	Institutional Class
	Six Months ended June 30,		Year Ended December 31,
	2013		2012		2011		2010		2009		2008
	(unaudited)
Net asset value, beginning of period	$13.52		$11.86		$12.64		$10.06		$8.00		$13.51

Income from investment operations:
Net investment incomeA	0.09		0.21		0.19		0.13		0.10		0.18
Net gain (loss) from investments and futures transactions (both realized and unrealized)	2.06		1.73		(0.76)		2.59		2.08		(4.78)

Total income (loss) from investment operations	2.15		1.94		(0.57)		2.72		2.18		(4.60)

Less distributions:
Dividends from net investment income	—		(0.18)		(0.21)		(0.13)		(0.11)		(0.17)
Distributions from net realized gains on investments	—		—		—		—		—		(0.61)
Tax return of capital	—		(0.10	)B	(0.00	)B,C	(0.01	)B	(0.01	)B	(0.13	)B

Total distributions	—		(0.28)		(0.21)		(0.14)		(0.12)		(0.91)

Net asset value, end of period	$15.67		$13.52		$11.86		$12.64		$10.06		$8.00

Total return D	15.90	%E	16.36%		(4.54)%		27.05%		27.21%		(33.58)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$200,168		$186,660		$43,157		$93,138		$39,958		$31,552
Ratios to average net assets:A
Net investment income	1.18	%F	2.23%		1.04%		1.21%		1.18%		1.54%
Expenses, including expenses allocated from the master portfolio	0.19	%F	0.21%		0.26%		0.18%		0.23%		0.20%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Small Cap Index Series.
B	The tax return of capital is calculated based upon outstanding shares at the time of distribution.
C	Amount is less than $0.01 per share
D	May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Annualized.

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American Beacon International Equity Index FundSM

Financial Highlights

(For a share outstanding throughout each period)

	Institutional Class
	Six Months ended June 30,		Year Ended December 31,
	2013		2012	2011	2010	2009	2008
	(unaudited)
Net asset value, beginning of period	$9.65		$8.36	$9.87	$9.38	$7.46	$13.37

Income from investment operations:
Net investment incomeA	0.20		0.25	0.29	0.22	0.21	0.39
Net gain (loss) from investments, foreign currency and futures transactions (both realized and unrealized)	0.12		1.29	(1.51)	0.49	1.93	(6.00)

Total income (loss) from investment operations	0.32		1.54	(1.22)	0.71	2.14	(5.61)

Less distributions:
Dividends from net investment income	—		(0.25)	(0.29)	(0.22)	(0.22)	(0.30)
Tax return of capital	—		—	—	—	—	—

Total distributions	—		(0.25)	(0.29)	(0.22)	(0.22)	(0.30)

Net asset value, end of period	$9.97		$9.65	$8.36	$9.87	$9.38	$7.46

Total return B	3.32	%C	18.42%	(12.29)%	7.57%	28.72%	(41.85)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$531,335		$480,900	$321,592	$326,055	$280,110	$185,860
Ratios to average net assets:A
Net investment income	3.96	%D	3.28%	3.26%	2.66%	2.66%	3.58%
Expenses, including expenses allocated from the master portfolio	0.23	%D	0.19%	0.24%	0.21%	0.23%	0.19%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master International Index Series.
B	May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.

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American Beacon FundsSM

Disclosure Regarding the Board of Trustees’ Approval of the

Management Agreements of the Funds (Unaudited)

At its May 29, 2013 meeting, the Board of Trustees (“Board”) considered the renewal of the Management Agreement (the “Agreement”) between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) on behalf of each of their series (collectively, the “Funds”). In preparation for the Board’s consideration to renew the Agreement, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, Lipper, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”).

The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee, for the benefit of all Trustees, sponsored a separate meeting on May 10, 2013 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested by the Board included, among other information, the following materials:

•	a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the Manager’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•	a summary of any material pending or anticipated litigation or regulatory proceedings involving the Manager or its personnel, including the results of any recent regulatory examination or independent audit;

•	a comparison of the performance of that portion of Fund assets managed or to be managed by the Manager with the performance of other similar accounts managed by the Manager, including a discussion of relative performance versus a peer group average and any actual or potential remedial measures if the Manager’s longer-term performance was materially below that of the peer group;

•	any actual or anticipated economies of scale in relation to the services the Manager provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an analysis of compensation, including a comparison with fee rates charged to other clients for which similar services are provided, any proposed changes to the fee rate schedule, if applicable, and the effect of any fee waivers;

•	a copy of the Manager’s proxy voting policies and procedures and, if applicable, the name of the third-party voting service used by the Manager;

•	an evaluation of any other benefits to the Manager or Funds as a result of their relationship, if any;

•	confirmation that the Manager’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•	a description of the scope of portfolio management services provided or to be provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the Manager’s involvement in other activities;

•	a description of the personnel who are or will be assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•	a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a description of the Manager’s practices in monitoring the quality of portfolio holdings and in reviewing portfolio valuation, including any fair value determinations;

•	a description of the Manager’s use of derivatives, short positions, leveraged trading strategies or other similar trading strategies for the Funds;

•	a discussion regarding the Manager’s participation in third-party and/or proprietary “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions;

•	a discussion of the Manager’s methodology for obtaining best execution, including any plans to improve the quality of execution in the upcoming year, and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the Manager has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of the Manager’s criteria for assessing counterparties and counterparty risk to the extent the Manager enters into transactions with counterparties on a Fund’s behalf;

•	a description of trade allocation procedures among accounts managed by the Manager;

•	a discussion of whether the Manager utilizes “commission recapture” or “directed brokerage” arrangements for the benefit of the Funds or “step-out” transactions;

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American Beacon FundsSM

Disclosure Regarding the Board of Trustees’ Approval of the

Management Agreements of the Funds (Unaudited)

•	a discussion of whether the Manager receives, or anticipates receiving, other compensation, including any payment for electronic communication network liquidity rebates with respect to the Funds;

•	a certification by the Manager regarding the reasonable design of its compliance program;

•	a summary of the results of the Manager’s most recent annual review of its compliance program;

•	confirmation that the Manager is prepared to provide to the Manager, directly or in summary form, any regulatory review comments that could have a material impact on services provided to the Funds;

•	a discussion of whether, due to the Manager’s trading activities on behalf of the Funds, the Manager would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendments to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the Manager would so register or be exempt;

•	information regarding the Manager’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the Manager;

•	a description of the Manager’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the Manager’s controlling persons; and

•	verification of the Manager’s insurance coverage with regards to the services provided to the Funds.

In addition, the Manager provided the following information specific to the renewal of the Management Agreement:

•	a comparison of the performance of a share class of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fee rates and expense ratios for comparable mutual funds;

•	a profit/loss analysis of the Manager;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a discussion of whether the Manager provides different types or levels of administrative and accounting related services to certain Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of arrangements pursuant to which certain firms may make any direct or indirect payments to partially reimburse the Manager for its marketing or other expenses on behalf of the Funds;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate for each Fund;

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated; and

•	confirmation that the Manager complies with applicable CFTC and National Futures Association rules and requirements for applicable Funds and a discussion regarding whether, due to the Manager’s trading activities on behalf of other Funds, the Manager would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendment to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the Manager would so register or be exempt.

In connection with the Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fee rate versus comparable mutual funds. For certain Funds, the Board also considered information regarding the performance of the Manager with respect to its allocated portions of a Fund’s portfolio, net of management or subadvisory fees, as applicable, but not other Fund expenses. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 10, 2013 at which the Trustees reviewed the investment performance of the Manager and the primary factors considered by the Board at its May 29, 2013 meeting at which the Board considered the renewal of the Agreement.

The Board did not identify any particular information that was most relevant to its consideration to renew the Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Agreement. The memorandum explained the regulatory

23

American Beacon FundsSM

Disclosure Regarding the Board of Trustees’ Approval of the

Management Agreements of the Funds (Unaudited)

requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Agreement were reasonable and fair and that the renewal of the Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement

In determining whether to renew the Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Agreement for all of the Funds was considered at the May 29, 2013 meeting, the Board considered each Fund’s investment management relationship separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund; and (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (5) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fee rates with contracts entered into by the Manager or its affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager from its relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staff levels.

Based on the foregoing information, the Board concluded that the nature, extent and quality of the management services provided by the Manager were appropriate for each Fund and, thus, determined to renew the Agreement.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es). The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for certain Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year. The Board further considered that with respect to each Fund, the Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager plus the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

The Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current management and administration fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager as a result of its advisory relationship with the Funds, including greater exposure in the marketplace with respect to the Manager’s investment process and expanding the level of assets under management by the Manager.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board also

24

American Beacon FundsSM

Disclosure Regarding the Board of Trustees’ Approval of the

Management Agreements of the Funds (Unaudited)

considered that the Funds did not pay commissions to any affiliated broker-dealer of the Manager during the most recent fiscal year ended December 31, 2012.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationship with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe median, Lipper performance group median and/or benchmark index. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe median and Lipper expense group median. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon International Equity Index Fund

In considering the renewal of the Agreement for the American Beacon International Equity Index Fund, the Trustees considered the following additional factors: (1) the American Beacon International Equity Index Fund outperformed the Lipper performance universe median and Lipper performance group median for the one-, three- and five-year periods ended March 31, 2013; (2) the Fund’s expense ratio was lower than the median of its Lipper expense universe and Lipper expense group; and (3) the Institutional Class of the Fund was categorized by Morningstar as having a low expense ratio.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Agreement are fair and reasonable; (2) determined that the Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon International Equity Index Fund.

Additional Considerations and Conclusions with Respect to the American Beacon S&P 500 Index Fund

In considering the renewal of the Agreement for the American Beacon S&P 500 Index Fund, the Trustees considered the following additional factors: (1) the American Beacon S&P 500 Index Fund outperformed the Lipper performance universe median for the one-, three- and five-year periods ended March 31, 2013; (2) the Fund outperformed the Lipper performance group median for the five-year period ended March 31, 2013, had performance equal to the three-year period, and underperformed for the one-year period; (3) the expense ratio of the Fund was lower than the median of its Lipper expense universe and Lipper expense group; and (4) the Institutional Class of the Fund was categorized by Morningstar as having a low expense ratio.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Agreement are fair and reasonable; (2) determined that the Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Agreement with respect to the American Beacon S&P 500 Index Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Small Cap Index Fund

In considering the renewal of the Agreement for the American Beacon Small Cap Index Fund, the Trustees considered the following additional factors: (1) the American Beacon Small Cap Index Fund outperformed the Lipper performance universe median and Lipper performance group median for the one-, three- and five-year periods ended March 31, 2013; (2) the Fund’s expense ratio was lower than the median of its Lipper expense universe and Lipper expense group; and (3) the Institutional Class of the Fund was categorized by Morningstar as having a low expense ratio.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Agreement are fair and reasonable; (2) determined that the Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Agreement with respect to the American Beacon Small Cap Index Fund.

25

State Street Equity 500 Index Portfolio

Semi-Annual Report

June 30, 2013

26

State Street Equity 500 Index Portfolio

Portfolio of Investments

June 30, 2013 (Unaudited)

	Shares	Market Value
COMMON STOCKS – 97.7%
Consumer Discretionary – 12.7%
Abercrombie & Fitch Co. Class A	13,046	$590,331
Amazon.com, Inc.(a)	57,992	16,103,798
AutoNation, Inc.(a)	6,363	276,091
AutoZone, Inc.(a)	5,564	2,357,411
Bed Bath & Beyond, Inc.(a)	36,545	2,591,040
Best Buy Co., Inc.	42,119	1,151,112
BorgWarner, Inc.(a)	18,500	1,593,775
Cablevision Systems Corp.	35,600	598,792
CarMax, Inc.(a)	37,200	1,717,152
Carnival Corp.	70,650	2,422,588
CBS Corp. Class B	91,203	4,457,091
Chipotle Mexican Grill, Inc.(a)	5,100	1,858,185
Coach, Inc.	44,828	2,559,230
Comcast Corp. Class A	420,448	17,608,362
D.R. Horton, Inc.	46,076	980,497
Darden Restaurants, Inc.	20,588	1,039,282
Delphi Automotive PLC	45,500	2,306,395
DIRECTV(a)	91,377	5,630,651
Discovery Communications, Inc. Class A(a)	38,100	2,941,701
Dollar General Corp.(a)	48,200	2,430,726
Dollar Tree, Inc.(a)	36,600	1,860,744
eBay, Inc.(a)	186,803	9,661,451
Expedia, Inc.	14,357	863,574
Family Dollar Stores, Inc.	15,558	969,419
Ford Motor Co.	630,098	9,747,616
Fossil Group, Inc.(a)	8,800	909,128
GameStop Corp. Class A	19,500	819,585
Gannett Co., Inc.	39,574	967,980
Gap, Inc.	48,098	2,007,130
Garmin Ltd.	17,300	625,568
General Motors Co.(a)	121,100	4,033,841
Genuine Parts Co.	25,209	1,968,067
Goodyear Tire & Rubber Co.(a)	34,957	534,492
H&R Block, Inc.	41,215	1,143,716
Harley-Davidson, Inc.	35,801	1,962,611
Harman International Industries, Inc.	12,021	651,538
Hasbro, Inc.	17,825	799,095
Home Depot, Inc.	232,112	17,981,717
Host Hotels & Resorts, Inc.	118,721	2,002,823
International Game Technology	39,819	665,375
Interpublic Group of Cos., Inc.	71,894	1,046,058
JC Penney Co., Inc.(a)	21,810	372,515
Johnson Controls, Inc.	109,586	3,922,083
Kohl’s Corp.	34,533	1,744,262
L Brands, Inc.	38,167	1,879,725
Lennar Corp. Class A	25,931	934,553
Lowe’s Cos., Inc.	170,362	6,967,806
Macy’s, Inc.	61,423	2,948,304
Marriott International, Inc. Class A	39,050	1,576,448
Mattel, Inc.	53,776	2,436,591
McDonald’s Corp.	159,925	15,832,575
McGraw-Hill Cos., Inc.	45,766	2,434,293
NetFlix, Inc.(a)	8,900	1,878,701
Newell Rubbermaid, Inc.	47,893	1,257,191
News Corp. Class A	320,809	10,458,373
NIKE, Inc. Class B	113,504	7,227,935

	Shares	Market Value
Nordstrom, Inc.	23,633	$1,416,562
O’Reilly Automotive, Inc.(a)	17,700	1,993,374
Omnicom Group, Inc.	40,441	2,542,526
PetSmart, Inc.	17,300	1,158,927
Priceline.com, Inc.(a)	8,190	6,774,195
PulteGroup, Inc.(a)	54,705	1,037,754
PVH Corp.	12,400	1,550,620
Ralph Lauren Corp.	9,515	1,653,136
Ross Stores, Inc.	35,900	2,326,679
Scripps Networks Interactive, Inc. Class A	13,535	903,597
Snap-on, Inc.	9,212	823,369
Stanley Black & Decker, Inc.	24,707	1,909,851
Staples, Inc.	110,033	1,745,123
Starbucks Corp.	117,261	7,679,423
Starwood Hotels & Resorts Worldwide, Inc.	31,247	1,974,498
Target Corp.	101,816	7,011,050
Tiffany & Co.	19,880	1,448,059
Time Warner Cable, Inc.	46,071	5,182,066
Time Warner, Inc.	150,191	8,684,044
TJX Cos., Inc.	113,912	5,702,435
TripAdvisor, Inc.(a)	16,857	1,026,086
Urban Outfitters, Inc.(a)	18,300	736,026
V.F. Corp.	14,393	2,778,713
Viacom, Inc. Class B	72,422	4,928,317
Walt Disney Co.	287,545	18,158,467
Washington Post Co. Class B	660	319,288
Whirlpool Corp.	12,661	1,447,912
Wyndham Worldwide Corp.	22,699	1,299,064
Wynn Resorts, Ltd.	12,700	1,625,600
Yum! Brands, Inc.	70,392	4,880,981

		295,024,835

Consumer Staples – 10.1%
Altria Group, Inc.	321,299	11,242,252
Archer-Daniels-Midland Co.	102,424	3,473,198
Avon Products, Inc.	67,660	1,422,890
Beam, Inc.	25,045	1,580,590
Brown-Forman Corp. Class B	23,482	1,586,209
Campbell Soup Co.	28,865	1,292,863
Clorox Co.	20,543	1,707,945
Coca-Cola Co.	606,222	24,315,564
Coca-Cola Enterprises, Inc.	40,801	1,434,563
Colgate-Palmolive Co.	137,802	7,894,677
ConAgra Foods, Inc.	65,375	2,283,549
Constellation Brands, Inc. Class A(a)	23,026	1,200,115
Costco Wholesale Corp.	68,589	7,583,886
CVS Caremark Corp.	196,832	11,254,854
Dr Pepper Snapple Group, Inc.	31,100	1,428,423
Estee Lauder Cos., Inc. Class A	38,504	2,532,408
General Mills, Inc.	103,664	5,030,814
Hormel Foods Corp.	21,200	817,896
Kellogg Co.	39,035	2,507,218
Kimberly-Clark Corp.	61,800	6,003,252
Kraft Foods Group, Inc.	94,769	5,294,744
Kroger Co.	81,676	2,821,089
Lorillard, Inc.	61,383	2,681,209
McCormick & Co., Inc.	20,753	1,460,181

See Notes to Financial Statements.

27

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

June 30, 2013 (Unaudited)

	Shares	Market Value
COMMON STOCKS – (continued)
Consumer Staples – (continued)
Molson Coors Brewing Co. Class B	25,162	$1,204,253
Mondelez International, Inc. Class A	285,809	8,154,131
Monster Beverage Corp.(a)	24,300	1,476,711
PepsiCo, Inc.	245,554	20,083,862
Philip Morris International, Inc.	260,599	22,573,085
Procter & Gamble Co.	434,819	33,476,715
Reynolds American, Inc.	52,074	2,518,819
Safeway, Inc.	37,164	879,300
Sysco Corp.	93,209	3,184,019
The Hershey Co.	23,482	2,096,473
The J.M. Smucker Co.	16,460	1,697,849
Tyson Foods, Inc. Class A	44,235	1,135,955
Wal-Mart Stores, Inc.	260,302	19,389,896
Walgreen Co.	137,218	6,065,036
Whole Foods Market, Inc.	55,066	2,834,798

		235,621,291

Energy – 10.3%
Anadarko Petroleum Corp.	79,126	6,799,297
Apache Corp.	62,125	5,207,939
Baker Hughes, Inc.	69,973	3,227,855
Cabot Oil & Gas Corp.	32,600	2,315,252
Cameron International Corp.(a)	38,500	2,354,660
Chesapeake Energy Corp.	83,182	1,695,249
Chevron Corp.(b)	309,146	36,584,338
ConocoPhillips	195,130	11,805,365
Consol Energy, Inc.	34,973	947,768
Denbury Resources, Inc.(a)	61,500	1,065,180
Devon Energy Corp.	60,151	3,120,634
Diamond Offshore Drilling, Inc.	11,500	791,085
Ensco PLC Class A	36,500	2,121,380
EOG Resources, Inc.	42,717	5,624,975
EQT Corp.	23,300	1,849,321
ExxonMobil Corp.(b)	706,547	63,836,521
FMC Technologies, Inc.(a)	38,600	2,149,248
Halliburton Co.	148,634	6,201,010
Helmerich & Payne, Inc.	16,300	1,017,935
Hess Corp.	47,801	3,178,289
Kinder Morgan, Inc.	101,326	3,865,587
Marathon Oil Corp.	111,777	3,865,249
Marathon Petroleum Corp.	51,688	3,672,949
Murphy Oil Corp.	27,441	1,670,883
Nabors Industries, Ltd.	48,204	738,003
National Oilwell Varco, Inc.	67,757	4,668,457
Newfield Exploration Co.(a)	20,600	492,134
Noble Corp.	39,400	1,480,652
Noble Energy, Inc.	55,820	3,351,433
Occidental Petroleum Corp.	127,044	11,336,136
Peabody Energy Corp.	44,124	645,975
Phillips 66	99,165	5,841,810
Pioneer Natural Resources Co.	21,100	3,054,225
QEP Resources, Inc.	27,068	751,949
Range Resources Corp.	25,500	1,971,660
Rowan Cos. PLC Class A(a)	19,620	668,453
Schlumberger, Ltd.	211,258	15,138,748
Southwestern Energy Co.(a)	54,600	1,994,538

	Shares	Market Value
Spectra Energy Corp.	104,398	$3,597,555
Tesoro Corp.	23,165	1,211,993
Valero Energy Corp.	87,909	3,056,596
Williams Cos., Inc.	105,468	3,424,546
WPX Energy, Inc.(a)	30,856	584,413

		238,977,245

Financials – 17.1%
ACE, Ltd.	54,100	4,840,868
AFLAC, Inc.	73,990	4,300,299
Allstate Corp.	76,406	3,676,657
American Express Co.	153,764	11,495,397
American International Group, Inc.(a)	234,433	10,479,155
American Tower Corp. REIT	62,800	4,595,076
Ameriprise Financial, Inc.	31,407	2,540,198
Aon PLC	48,347	3,111,129
Apartment Investment & Management Co. Class A	22,952	689,478
Assurant, Inc.	14,131	719,409
AvalonBay Communities, Inc.	19,298	2,603,493
Bank of America Corp.	1,712,071	22,017,233
BB&T Corp.	111,970	3,793,544
Berkshire Hathaway, Inc. Class B(a)	289,903	32,445,944
BlackRock, Inc.	19,634	5,042,993
Boston Properties, Inc.	23,867	2,517,253
Capital One Financial Corp.	92,963	5,839,006
CBRE Group, Inc.(a)	49,575	1,158,072
Charles Schwab Corp.	175,293	3,721,470
Chubb Corp.	40,575	3,434,674
Cincinnati Financial Corp.	23,114	1,060,933
Citigroup, Inc.	483,520	23,194,454
CME Group, Inc.	48,955	3,719,601
Comerica, Inc.	28,344	1,128,942
DDR Corp. REIT	1,532	25,508
Discover Financial Services	79,005	3,763,798
E*Trade Financial Corp.(a)	44,931	568,826
Equity Residential	51,157	2,970,175
Fifth Third Bancorp	135,116	2,438,844
Franklin Resources, Inc.	21,480	2,921,710
Genworth Financial, Inc. Class A(a)	72,151	823,243
Goldman Sachs Group, Inc.	68,534	10,365,768
Hartford Financial Services Group, Inc.	70,197	2,170,491
HCP, Inc.	70,500	3,203,520
Health Care REIT, Inc.	46,100	3,090,083
Hudson City Bancorp, Inc.	76,692	702,499
Huntington Bancshares, Inc.	141,956	1,118,613
IntercontinentalExchange, Inc.(a)	11,980	2,129,565
Invesco, Ltd.	72,200	2,295,960
J.P. Morgan Chase & Co.	600,615	31,706,466
KeyCorp	148,675	1,641,372
Kimco Realty Corp.	62,669	1,342,997
Legg Mason, Inc.	18,042	559,482
Leucadia National Corp.	46,736	1,225,418
Lincoln National Corp.	41,392	1,509,566
Loews Corp.	47,731	2,119,256
M&T Bank Corp.	18,737	2,093,860

See Notes to Financial Statements.

28

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

June 30, 2013 (Unaudited)

	Shares	Market Value
COMMON STOCKS – (continued)
Financials – (continued)
Marsh & McLennan Cos., Inc.	88,553	$3,535,036
Mastercard, Inc. Class A	16,900	9,709,050
MetLife, Inc.	174,396	7,980,361
Moody’s Corp.	30,266	1,844,107
Morgan Stanley	214,230	5,233,639
NASDAQ OMX Group, Inc.	18,400	603,336
Northern Trust Corp.	34,306	1,986,317
NYSE Euronext	40,200	1,664,280
Paychex, Inc.	50,738	1,852,952
People’s United Financial, Inc.	57,000	849,300
PNC Financial Services Group, Inc.	84,117	6,133,812
Principal Financial Group, Inc.	43,391	1,624,993
Progressive Corp.	84,501	2,148,015
ProLogis, Inc.	78,999	2,979,842
Prudential Financial, Inc.	74,339	5,428,977
Public Storage, Inc.	23,087	3,539,930
Regions Financial Corp.	218,789	2,085,059
Simon Property Group, Inc.	49,415	7,803,617
SLM Corp.	69,254	1,583,146
State Street Corp.(c)	72,725	4,742,397
SunTrust Banks, Inc.	86,518	2,731,373
T. Rowe Price Group, Inc.	40,075	2,931,486
The Bank of New York Mellon Corp.	181,685	5,096,264
The Macerich Co. REIT	21,800	1,329,146
Torchmark Corp.	14,931	972,605
Total System Services, Inc.	26,575	650,556
Travelers Cos., Inc.	59,004	4,715,600
U.S. Bancorp	299,052	10,810,730
Unum Group	40,929	1,202,085
Ventas, Inc.	45,400	3,153,484
Visa, Inc. Class A	80,500	14,711,375
Vornado Realty Trust	26,714	2,213,255
Wells Fargo & Co.	782,749	32,304,051
Western Union Co.	86,585	1,481,469
XL Group PLC	44,968	1,363,430
Zions Bancorp.	30,453	879,483

		398,786,856

Health Care – 12.2%
Abbott Laboratories	252,406	8,803,921
AbbVie, Inc.	252,906	10,455,134
Actavis, Inc.(a)	20,946	2,643,804
Aetna, Inc.	59,359	3,771,671
Alexion Pharmaceuticals, Inc.(a)	30,400	2,804,096
Allergan, Inc.	49,192	4,143,934
AmerisourceBergen Corp.	34,986	1,953,268
Amgen, Inc.	119,545	11,794,310
Baxter International, Inc.	85,361	5,912,956
Becton Dickinson and Co.	30,097	2,974,487
Biogen Idec, Inc.(a)	37,731	8,119,711
Boston Scientific Corp.(a)	219,034	2,030,445
Bristol-Myers Squibb Co.	262,516	11,731,840
C.R. Bard, Inc.	11,997	1,303,834
Cardinal Health, Inc.	53,957	2,546,770
CareFusion Corp.(a)	33,878	1,248,404
Celgene Corp.(a)	65,618	7,671,400

	Shares	Market Value
Cerner Corp.(a)	23,000	$2,210,070
CIGNA Corp.	45,996	3,334,250
Covidien PLC	73,700	4,631,308
DaVita, Inc.(a)	13,300	1,606,640
Dentsply International, Inc.	23,300	954,368
Edwards Lifesciences Corp.(a)	19,000	1,276,800
Eli Lilly & Co.	156,475	7,686,052
Express Scripts Holding Co.(a)	129,914	8,014,395
Forest Laboratories, Inc.(a)	37,402	1,533,482
Gilead Sciences, Inc.(a)	243,198	12,454,170
Hospira, Inc.(a)	25,303	969,358
Humana, Inc.	24,307	2,051,025
Intuitive Surgical, Inc.(a)	6,300	3,191,454
Johnson & Johnson	446,349	38,323,525
Laboratory Corp. of America Holdings(a)	15,422	1,543,742
Life Technologies Corp.(a)	27,887	2,063,917
McKesson Corp.	37,255	4,265,698
Mead Johnson Nutrition Co.	32,618	2,584,324
Medtronic, Inc.	159,778	8,223,774
Merck & Co., Inc.	478,170	22,210,997
Mylan, Inc.(a)	63,209	1,961,375
Patterson Cos., Inc.	12,894	484,814
Perrigo Co.	14,400	1,742,400
Pfizer, Inc.	1,073,781	30,076,606
Quest Diagnostics, Inc.	25,600	1,552,128
Regeneron Pharmaceuticals, Inc.(a)	12,100	2,721,048
St. Jude Medical, Inc.	45,126	2,059,099
Stryker Corp.	46,289	2,993,973
Tenet Healthcare Corp.(a)	15,542	716,486
UnitedHealth Group, Inc.	161,796	10,594,402
Varian Medical Systems, Inc.(a)	18,060	1,218,147
WellPoint, Inc.	47,738	3,906,878
Zimmer Holdings, Inc.	26,052	1,952,337
Zoetis, Inc.	67,048	2,071,113

		283,090,140

Industrials – 10.1%
3M Co.	101,772	11,128,768
ADT Corp.(a)	36,250	1,444,562
Amphenol Corp. Class A	26,100	2,034,234
Avery Dennison Corp.	15,388	657,991
Boeing Co.	108,988	11,164,731
Caterpillar, Inc.	103,679	8,552,481
CH Robinson Worldwide, Inc.	25,861	1,456,233
Cintas Corp.	17,588	800,957
CSX Corp.	162,814	3,775,657
Cummins, Inc.	28,358	3,075,709
Danaher Corp.	92,472	5,853,478
Deere & Co.	60,837	4,943,006
Dover Corp.	27,895	2,166,326
Eaton Corp. PLC	75,124	4,943,910
Emerson Electric Co.	112,948	6,160,184
Equifax, Inc.	19,983	1,177,598
Expeditors International Washington, Inc.	34,020	1,293,100
Fastenal Co.	42,500	1,948,625
FedEx Corp.	46,800	4,613,544
First Solar, Inc.(a)	8,070	360,971

See Notes to Financial Statements.

29

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

June 30, 2013 (Unaudited)

		Market
	Shares	Value
COMMON STOCKS – (continued)
Industrials – (continued)
Flir Systems, Inc.	23,500	$633,795
Flowserve Corp.	21,900	1,182,819
Fluor Corp.	24,960	1,480,378
Fortune Brands Home & Security, Inc.	1,145	44,357
General Dynamics Corp.	53,161	4,164,101
General Electric Co.	1,643,133	38,104,254
Honeywell International, Inc.	125,781	9,979,465
Illinois Tool Works, Inc.	66,271	4,583,965
Ingersoll-Rand PLC	43,300	2,404,016
Iron Mountain, Inc.	24,010	638,906
Jacobs Engineering Group, Inc.(a)	20,400	1,124,652
Joy Global, Inc.	17,200	834,716
Kansas City Southern	17,500	1,854,300
L-3 Communications Holdings, Inc.	13,603	1,166,321
Leggett & Platt, Inc.	20,398	634,174
Lockheed Martin Corp.	41,752	4,528,422
Masco Corp.	57,123	1,113,327
Norfolk Southern Corp.	48,955	3,556,581
Northrop Grumman Corp.	36,711	3,039,671
PACCAR, Inc.	56,774	3,046,493
Pall Corp.	18,609	1,236,196
Parker Hannifin Corp.	23,903	2,280,346
Pentair, Ltd.	33,495	1,932,327
Pitney Bowes, Inc.	29,727	436,392
Precision Castparts Corp.	23,007	5,199,812
Quanta Services, Inc.(a)	35,000	926,100
Raytheon Co.	50,482	3,337,870
Republic Services, Inc.	45,503	1,544,372
Robert Half International, Inc.	23,540	782,234
Rockwell Automation, Inc.	22,505	1,871,066
Rockwell Collins, Inc.	22,531	1,428,691
Roper Industries, Inc.	16,100	1,999,942
Ryder System, Inc.	7,921	481,518
Southwest Airlines Co.	114,186	1,471,858
Stericycle, Inc.(a)	14,100	1,557,063
Textron, Inc.	44,839	1,168,056
Thermo Fisher Scientific, Inc.	55,724	4,715,922
Tyco International, Ltd.	72,500	2,388,875
Union Pacific Corp.	74,268	11,458,067
United Parcel Service, Inc. Class B	112,546	9,732,978
United Technologies Corp.	134,678	12,516,973
W.W. Grainger, Inc.	9,669	2,438,328
Waste Management, Inc.	68,239	2,752,079
Xylem, Inc.	28,692	772,962

		236,096,805

Information Technology – 15.8%
Accenture PLC Class A	103,300	7,433,468
Adobe Systems, Inc.(a)	77,957	3,551,721
Advanced Micro Devices, Inc.(a)	84,086	343,071
Agilent Technologies, Inc.	54,968	2,350,432
Akamai Technologies, Inc.(a)	27,324	1,162,636
Altera Corp.	50,554	1,667,776
Analog Devices, Inc.	47,269	2,129,941
AOL, Inc.(a)	1	36
Apple, Inc.	149,184	59,088,799

		Market
	Shares	Value
Applied Materials, Inc.	185,707	$2,768,891
Autodesk, Inc.(a)	36,476	1,237,995
Automatic Data Processing, Inc.	78,417	5,399,795
BMC Software, Inc.(a)	22,421	1,012,084
Broadcom Corp. Class A	82,359	2,780,440
CA, Inc.	50,699	1,451,512
Cisco Systems, Inc.	849,619	20,654,238
Citrix Systems, Inc.(a)	29,667	1,789,810
Cognizant Technology Solutions Corp. Class A(a)	47,784	2,991,756
Computer Sciences Corp.	23,144	1,013,013
Corning, Inc.	228,576	3,252,636
Dell, Inc.	226,950	3,029,782
Dun & Bradstreet Corp.	7,100	691,895
Electronic Arts, Inc.(a)	50,400	1,157,688
EMC Corp.	334,284	7,895,788
F5 Networks, Inc.(a)	12,200	839,360
Fidelity National Information Services, Inc.	46,777	2,003,927
Fiserv, Inc.(a)	21,052	1,840,155
Google, Inc. Class A(a)	42,690	37,582,995
Harris Corp.	18,600	916,050
Hewlett-Packard Co.	305,616	7,579,277
Intel Corp.	789,956	19,132,734
International Business Machines Corp.	166,742	31,866,064
Intuit, Inc.	43,863	2,676,959
Jabil Circuit, Inc.	27,551	561,489
Juniper Networks, Inc.(a)	84,393	1,629,629
KLA-Tencor Corp.	27,005	1,504,989
Lam Research Corp.(a)	25,858	1,146,544
Linear Technology Corp.	35,263	1,299,089
LSI Corp.(a)	89,162	636,617
Microchip Technology, Inc.	29,389	1,094,740
Micron Technology, Inc.(a)	160,962	2,306,585
Microsoft Corp.(b)	1,199,335	41,413,038
Molex, Inc.	23,205	680,835
Motorola Solutions, Inc.	42,752	2,468,073
NetApp, Inc.(a)	57,357	2,166,947
NVIDIA Corp.	99,956	1,402,383
Oracle Corp.	587,962	18,062,193
PerkinElmer, Inc.	19,218	624,585
QUALCOMM, Inc.	274,511	16,767,132
Red Hat, Inc.(a)	29,800	1,425,036
SAIC, Inc.	42,900	597,597
Salesforce.com, Inc.(a)	84,800	3,237,664
SanDisk Corp.(a)	38,367	2,344,224
Seagate Technology PLC	49,100	2,201,153
Symantec Corp.	109,963	2,470,869
TE Connectivity, Ltd.	67,300	3,064,842
Teradata Corp.(a)	25,320	1,271,824
Teradyne, Inc.(a)	28,149	494,578
Texas Instruments, Inc.	176,199	6,144,059
VeriSign, Inc.(a)	24,721	1,104,040
Waters Corp.(a)	13,765	1,377,188
Western Digital Corp.	36,200	2,247,658
Xerox Corp.	187,601	1,701,541
Xilinx, Inc.	42,502	1,683,504
Yahoo!, Inc.(a)	154,519	3,879,972

		368,303,341

See Notes to Financial Statements.

30

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

June 30, 2013 (Unaudited)

		Market
	Shares	Value
COMMON STOCKS – (continued)
Materials – 3.4%
Air Products & Chemicals, Inc.	33,209	$3,040,948
Airgas, Inc.	11,600	1,107,336
Alcoa, Inc.	169,749	1,327,437
Allegheny Technologies, Inc.	17,228	453,269
Ball Corp.	25,024	1,039,497
Bemis Co., Inc.	17,462	683,463
CF Industries Holdings, Inc.	10,550	1,809,325
Cliffs Natural Resources, Inc.	22,200	360,750
Dow Chemical Co.	189,628	6,100,333
E.I. du Pont de Nemours & Co.	148,112	7,775,880
Eastman Chemical Co.	23,708	1,659,797
Ecolab, Inc.	42,166	3,592,122
FMC Corp.	21,400	1,306,684
Freeport-McMoRan Copper & Gold, Inc. Class B	165,004	4,555,761
International Flavors & Fragrances, Inc.	13,031	979,410
International Paper Co.	71,411	3,164,221
LyondellBasell Industries NV	59,400	3,935,844
MeadWestvaco Corp.	26,720	911,419
Monsanto Co.	86,055	8,502,234
Mosaic Co.	43,600	2,346,116
Newmont Mining Corp.	78,406	2,348,260
Nucor Corp.	49,654	2,151,011
Owens-Illinois, Inc.(a)	24,000	666,960
Plum Creek Timber Co., Inc.	25,311	1,181,264
PPG Industries, Inc.	22,771	3,333,902
Praxair, Inc.	46,511	5,356,207
Sealed Air Corp.	28,792	689,568
Sherwin-Williams Co.	13,696	2,418,714
Sigma-Aldrich Corp.	19,134	1,537,608
United States Steel Corp.	21,478	376,509
Vulcan Materials Co.	21,361	1,034,086
Weyerhaeuser Co.	87,474	2,492,134

		78,238,069

Telecommunication Services – 2.8%
AT&T, Inc.	854,950	30,265,230
CenturyLink, Inc.	99,565	3,519,623
Crown Castle International Corp.(a)	46,900	3,395,091
Frontier Communications Corp.	165,844	671,668
JDS Uniphase Corp.(a)	32,523	467,681
Sprint Nextel Corp.(a)	479,365	3,365,142
Verizon Communications, Inc.	454,666	22,887,887
Windstream Corp.	99,213	764,932

		65,337,254

Utilities – 3.2%
AES Corp.	103,195	1,237,308
AGL Resources, Inc.	18,100	775,766
Ameren Corp.	37,560	1,293,566
American Electric Power Co., Inc.	76,652	3,432,477
CenterPoint Energy, Inc.	66,311	1,557,645
CMS Energy Corp.	42,056	1,142,662
Consolidated Edison, Inc.	47,252	2,755,264
Dominion Resources, Inc.	90,862	5,162,779

		Market
	Shares	Value
DTE Energy Co.	27,484	$1,841,703
Duke Energy Corp.	112,183	7,572,353
Edison International	50,419	2,428,179
Entergy Corp.	27,698	1,929,997
Exelon Corp.	136,543	4,216,448
FirstEnergy Corp.	64,822	2,420,453
Integrys Energy Group, Inc.	11,616	679,884
NextEra Energy, Inc.	67,721	5,517,907
NiSource, Inc.	50,582	1,448,668
Northeast Utilities	50,060	2,103,521
NRG Energy, Inc.	49,000	1,308,300
Oneok, Inc.	32,200	1,330,182
Pepco Holdings, Inc.	41,200	830,592
PG&E Corp.	69,126	3,161,132
Pinnacle West Capital Corp.	17,860	990,694
PPL Corp.	92,275	2,792,242
Public Service Enterprise Group, Inc.	80,924	2,642,978
SCANA Corp.	21,000	1,031,100
Sempra Energy	35,286	2,884,983
Southern Co.	135,943	5,999,165
TECO Energy, Inc.	34,951	600,808
Wisconsin Energy Corp.	38,100	1,561,719
Xcel Energy, Inc.	75,951	2,152,451

		74,802,926

TOTAL COMMON STOCKS (Cost: $ 1,187,915,321)		2,274,278,762

	Par Amount
U.S. GOVERNMENT SECURITIES – 0.1%
U.S. Treasury Bill(b)(d)(e) 0% due 07/05/2013	$400,000	399,998
U.S. Treasury Bill(b)(d)(e) 0% due 08/08/2013	1,610,000	1,609,941
U.S. Treasury Bill(b)(d)(e) 0% due 09/12/2013	1,150,000	1,149,918

TOTAL U.S. GOVERNMENT SECURITIES (Cost: $ 3,159,857)		3,159,857

	Shares
MONEY MARKET FUND – 2.3%
State Street Institutional Liquid Reserves Fund(c)(f)	52,484,387	52,484,387

TOTAL MONEY MARKET FUND (Cost: $ 52,484,387)		52,484,387

TOTAL INVESTMENTS(g) – 100.1% (Cost $1,243,559,565)		2,329,923,006
Liabilities in Excess of Assets – (0.1)%		(1,565,448)

NET ASSETS – 100.0%		$2,328,357,558

(a)	Non-income producing security.
(b)	All or part of this security has been designated as collateral for futures contracts.
(c)	Affiliated issuer. See table that follows for more information.
(d)	Rate represents annualized yield at date of purchase.

See Notes to Financial Statements.

31

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

June 30, 2013 (Unaudited)

(e)	Value determined based on Level 2 inputs. (Note 2)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the Securities of the Portfolio are determined based on Level 1 inputs. (Note 2)
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Schedule of Futures Contracts

	Number of	Notional	Unrealized
	Contracts	Value	Depreciation
S&P 500 Financial Futures Contracts (long) Expiration Date 09/2013	678	$55,153,271	$(937,001)

Total unrealized depreciation on open futures contracts purchased			$(937,001)

Affiliates Table

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The Portfolio also invested in the State Street Institutional Liquid Reserves Fund. Transactions in all affiliates for the period ending June 30, 2013 were as follows:

Security Description	Number of shares held at 12/31/12	Shares purchased for the six months ended 06/30/13	Shares sold for the six months ended 06/30/13	Number of shares held at 06/30/13	Value at 06/30/13	Income earned for the six months ended 06/30/13	Realized gain on shares sold
State Street Corp.	72,725	—	—	72,725	$4,742,397	$37,817	$—
State Street Institutional Liquid Reserves Fund	25,053,183	163,572,583	136,141,379	52,484,387	52,484,387	26,120	—

See Notes to Financial Statements.

32

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

State Street
Equity 500
Index Portfolio
Assets
Investments in unaffiliated issuers at market value (identified cost $1,188,685,404)	$2,272,696,222
Investments in non-controlled affiliates at market value (identified cost $54,874,161) (Note 4)	57,226,784

Total investments at market value (identified cost $1,243,559,565)	2,329,923,006
Receivable for investment securities sold	319,501
Daily variation margin on futures contracts	689,529
Dividends and interest receivable	2,828,988
Dividend recievable from non-controlled affiliates (Note 4)	18,909

Total assets	2,333,779,933
Liabilities
Daily variation margin on futures contracts	937,001
Payable for withdrawals from portfolio	4,436,729
Management fees payable (Note 3)	48,645

Total liabilities	5,422,375

Net Assets	$2,328,357,558

See Notes to Financial Statements.

33

State Street Equity 500 Index Portfolio

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

State Street
Equity 500
Index Portfolio
Investment Income
Dividend income – unaffiliated issuers (net of foreign taxes withheld of $51,801 )	$23,529,979
Dividend income – non-controlled affiliated issuer	63,937
Interest	937

Total investment income	23,594,853

Expenses
Management fees (Note 3)	503,913

Total expenses	503,913

Net Investment Income	$23,090,940

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments – unaffiliated issuers	$8,925,269
Futures contracts	6,612,377

15,537,646
Net change in net unrealized appreciation (depreciation) on:
Investments	246,037,907
Futures contracts	(1,006,170)

245,031,737

Net realized and unrealized gain	260,569,383

Net Increase in Net Assets Resulting from Operations	$283,660,323

See Notes to Financial Statements.

34

State Street Equity 500 Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended	For the
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012
Increase (Decrease) in Net Assets From Operations:
Net investment income	$23,090,940	$44,258,364
Net realized gain on investments and futures contracts	15,537,646	59,782,429
Net change in net unrealized appreciation on investments and futures contracts	245,031,737	177,710,661

Net increase in net assets from operations	283,660,323	281,751,454

Capital Transactions
Contributions	115,590,455	262,981,954
Withdrawals	(126,134,606)	(315,020,063)

Net decrease in net assets from capital transactions	(10,544,151)	(52,038,109)

Net Increase in Net Assets	273,116,172	229,713,345
Net Assets
Beginning of period	2,055,241,386	1,825,528,041

End of period	$2,328,357,558	$2,055,241,386

See Notes to Financial Statements.

35

State Street Equity 500 Index Portfolio

Financial Highlights

The following table includes selected supplemental data and ratios to average net assets:

	Six Months Ended
	6/30/13		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Supplemental Data and Ratios:
Net assets, end of period (in thousands)	2,328,358		2,055,241	1,825,528	2,098,137	1,893,386	1,522,208
Ratios to average net assets:
Operating expenses	0.045	%*	0.045%	0.045%	0.045%	0.045%	0.045%
Net investment income	2.06	%*	2.26%	2.04%	1.99%	2.28%	2.30%
Portfolio turnover rate(a)	2%		9%	15%	12%	19%	14%
Total return(b)	13.84%		15.97%	2.03%	15.08%	26.50%	(37.02)%

(a)	The portfolio turnover rate excludes in-kind security transactions.
(b)	Results represent past performance and are not indicative of future results.
*	Annualized.

See Notes to Financial Statements.

36

State Street Equity 500 Index Portfolio

Notes to Financial Statements

June 30, 2013 (Unaudited)

1. Organization

State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises ten investment portfolios: State Street Equity 500 Index Portfolio, State Street Equity 400 Index Portfolio, State Street Equity 2000 Index Portfolio, State Street Aggregate Bond Index Portfolio, State Street Money Market Portfolio, State Street Tax Free Money Market Portfolio, State Street Limited Duration Bond Portfolio, State Street Treasury Money Market Portfolio, State Street Treasury Plus Money Market Portfolio and State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”).

At June 30, 2013, the following Portfolios were operational: the Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street U.S. Government Money Market Portfolio, the State Street Treasury Money Market Portfolio and the State Street Treasury Plus Money Market Portfolio. The Portfolio is authorized to issue an unlimited number of nontransferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation – The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

The Portfolio adopted provisions surrounding fair value measurements and disclosures that defines fair value, establish a framework for measuring fair value in generally accepted accounting principles and expand disclosures about fair value measurements. These provisions apply to fair value measurements that are already required or permitted by other accounting standards and are intended to increase the

37

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

June 30, 2013 (Unaudited)

consistency of those measurements and apply broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments.

The three tier hierarchy of inputs is summarized below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of June 30, 2013, in valuing the Portfolio’s assets carried at fair value:

	Quoted Prices in	Significant Other	Significant
	Active Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
ASSETS:
INVESTMENTS:
Common Stocks	$2,274,278,762	$—	$—	$2,274,278,762
U.S. Government Securities	—	3,159,857	—	3,159,857
Money Market Fund	52,484,387	—	—	52,484,387

TOTAL INVESTMENTS	2,326,763,149	3,159,857	—	2,329,923,006
OTHER ASSETS:
Futures contracts	(937,001)	—	—	(937,001)

TOTAL ASSETS	$2,325,826,148	$3,159,857	$—	$2,328,986,005

The type of inputs used to value each security under the provisions surrounding fair value measurements and disclosures is identified in the Portfolio of Investments, which also includes a breakdown of the Portfolio’s investments by category.

For the six months ended June 30, 2013, there were no transfers between levels.

Securities transactions, investment income and expenses – Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and foreign currency transactions on the Statement of Operations.

38

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

June 30, 2013 (Unaudited)

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio on a daily basis based on each partner’s daily ownership percentage.

Federal income taxes – The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio has reviewed the tax positions for open years as of and during the year ended December 31, 2012, and determined it did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of June 30, 2013, tax years 2009 through 2012 remain subject to examination by the Portfolio’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

At June 30, 2013, the tax cost of investments was $1,243,559,565 on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $ 1,110,681,006 and $ 24,317,565 respectively, resulting in net appreciation of $1,086,363,441 for all securities as computed on a federal income tax basis.

Futures – The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio, which is recorded on the Statement of Assets and Liabilities. The Portfolio recognizes a realized gain or loss when the contract is closed, which is recorded on the Statement of Operations. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The Portfolio adopted provisions surrounding Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. To the extent permitted by the investment objective, restrictions and policies set forth in the Portfolio’s Prospectus and Statement of Additional Information, the Portfolio may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Portfolio’s use of derivatives includes futures. These instruments offer unique characteristics and risks that assist the Portfolio in meeting its investment objective. The Portfolio typically uses derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Portfolio through the use of options

39

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

June 30, 2013 (Unaudited)

and futures to earn “market-like” returns with the Portfolio’s excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Portfolio. By purchasing certain instruments, the Portfolio may more effectively achieve the desired portfolio characteristics that assist in meeting the Portfolio’s investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

The following table, grouped into appropriate risk categories, discloses the amounts related to the Portfolio’s use of derivative instruments and hedging activities at June 30, 2013:

Asset Derivatives(1) (amounts in thousands)

	Equity Contracts Risk	Total
Futures Contracts	$(937,001)	$(937,001)

(1)	Portfolio of Investments: Unrealized appreciation of futures contracts. Only unsettled receivable/payable for variation margin is reported within Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Realized Gain (Loss)(2) (amounts in thousands)

	Equity Contracts Risk	Total
Futures Contracts	$6,612,377	$6,612,377

Change in Appreciation (Depreciation)(3) (amounts in thousands)

	Equity Contracts Risk	Total
Futures Contracts	$1,006,170	$1,006,170

(2)	Statement of Operations location: Net realized gain (loss) on: Futures contracts
(3)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on: Futures contracts

The average notional of futures outstanding during the six months ended June 30, 2013 was $44,035,248.

At June 30, 2013, the fund sold the following exchange traded futures contracts:

Financial Exchange Traded Futures Contracts

		Number of		Notional	Unrealized
Issue	Exchange	Contracts	Expiration Date	Value	Depreciation
S&P 500 Financial Futures	Chicago Mercantile Exchange	678	September 2013	$55,153,271	$(937,001)

Use of estimates – The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates. Actual results could differ from those estimates. It is reasonably possible that these differences could be material.

40

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

June 30, 2013 (Unaudited)

Subsequent events – Management has determined that there are no subsequent events or transactions that would have materially impacted the Fund’s financial statements as presented.

3. Securities Transactions

For the six months ended June 30, 2013, purchases and sales of investment securities, excluding short-term investments, and futures contracts, aggregated to $40,249,683 and $45,700,068, respectively.

4. Related Party Fees and Transactions

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corporation, the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at June 30, 2013 is listed in the Portfolio of Investments.

5. Trustees’ Fees

Each Independent Trustee receives for his or her services a $100,000 retainer in addition to $5,000 for each in-person meeting and $1,250 for each telephonic meeting from the Trust. The Chairman receives an additional $30,000 annual retainer and the Audit Committee Chair receives an additional $10,000 annual retainer.

6. Indemnifications

The Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust. Management does not expect any significant claims.

41

State Street Equity 500 Index Portfolio

General Information

June 30, 2013 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available without charge, upon request, (i) by calling (877) 521-4083 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 without charge, upon request, (i) by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

42

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

Quantitative Master Series LLC

•	Master International Index Series

•	Master Small Cap Index Series

Not FDIC Insured • May Lose Value • No Bank Guarantee

Series Portfolio Information as of June 30, 2013	Quantitative Master Series LLC

Master International Index Series

Percent of
Ten Largest Holdings	Long-Term Investments
Nestlé SA, Registered Shares	2%
HSBC Holdings Plc	2
Roche Holding AG	2
Toyota Motor Corp.	1
Novartis AG, Registered Shares	1
Vodafone Group Plc	1
BP Plc	1
Sanofi	1
GlaxoSmithKline Plc	1
Royal Dutch Shell Plc, Class A	1

Percent of
Geographic Allocation	Long-Term Investments
Japan	23%
United Kingdom	21
Switzerland	10
France	9
Germany	9
Australia	8
Hong Kong	3
Netherlands	3
Spain	3
Sweden	3
Italy	2
Singapore	2
Other[1]	4

[1]	Other includes a 1% or less investment in each of the following countries: Belgium, Denmark, Finland, Norway, Ireland, Israel, Austria, Bermuda, Cayman Islands, Greece, Mexico, New Zealand and Portugal.

Master Small Cap Index Series

Percent of
Ten Largest Holdings	Long-Term Investments
CoStar Group, Inc.	0.3%
CommVault Systems, Inc.	0.2
FirstMerit Corp.	0.2
Ultimate Software Group, Inc.	0.2
Acuity Brands, Inc.	0.2
Middleby Corp.	0.2
Prosperity Bancshares, Inc.	0.2
athenahealth, Inc.	0.2
Isis Pharmaceuticals, Inc.	0.2
Lufkin Industries, Inc.	0.2

Percent of
Sector Allocation	Long-Term Investments
Financials	23%
Information Technology	17
Consumer Discretionary	15
Industrials	14
Health Care	12
Energy	6
Materials	5
Consumer Staples	4
Utilities	3
Telecommunication Services	1

For Series compliance purposes, the Series’ sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Series management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments

Master International Index Series and Master Small Cap Index Series (the “Series”) may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Series’

ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Series to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Series can realize on an investment or may cause the Series to hold an investment that it might otherwise sell. The Series’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

44	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	Master International Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 7.8%
AGL Energy Ltd.	38,553	$510,137
ALS Ltd.	24,392	212,340
Alumina Ltd. (a)	173,063	154,021
Amcor Ltd.	89,410	826,319
AMP Ltd.	214,946	831,284
APA Group	57,688	316,127
Asciano Ltd.	68,460	313,118
ASX Ltd.	13,607	410,329
Aurizon Holdings Ltd.	145,234	551,675
Australia & New Zealand Banking Group Ltd.	198,218	5,145,609
Bendigo and Adelaide Bank Ltd.	29,133	267,143
BGP Holdings Plc (a)	783,183	10
BHP Billiton Ltd.	232,004	6,677,728
Boral Ltd.	54,919	210,139
Brambles Ltd.	114,474	975,103
Caltex Australia Ltd.	9,654	158,791
CFS Retail Property Trust	155,701	283,869
Coca-Cola Amatil Ltd.	40,499	469,224
Cochlear Ltd.	4,105	230,389
Commonwealth Bank of Australia	116,242	7,316,979
Computershare Ltd.	34,173	320,407
Crown Ltd.	28,521	314,413
CSL Ltd.	36,159	2,036,402
Dexus Property Group	358,954	350,051
Echo Entertainment Group Ltd.	52,974	148,485
Federation Centres Ltd.	98,111	212,638
Flight Centre Ltd.	3,947	141,333
Fortescue Metals Group Ltd.	111,508	306,964
Goodman Group	120,840	537,251
GPT Group	126,577	444,452
Harvey Norman Holdings Ltd.	38,809	90,067
Iluka Resources Ltd.	29,539	266,208
Incitec Pivot Ltd.	114,484	298,076
Insurance Australia Group Ltd.	147,200	730,656
Leighton Holdings Ltd.	12,216	171,194
Lend Lease Group	39,211	298,954
Macquarie Group Ltd.	22,908	873,731
Metcash Ltd.	63,088	202,386
Mirvac Group	262,207	383,870
National Australia Bank Ltd.	169,231	4,577,690
Newcrest Mining Ltd.	54,223	500,543
Orica Ltd.	25,710	484,645
Origin Energy Ltd.	80,493	922,399
Qantas Airways Ltd. (a)	77,541	95,243
QBE Insurance Group Ltd.	87,070	1,205,527
Ramsay Health Care Ltd.	9,527	311,395
Rio Tinto Ltd.	31,420	1,505,813
Santos Ltd.	70,736	805,546
Seek Ltd.	23,033	190,662
Sonic Healthcare Ltd.	26,295	357,224
SP AusNet	124,539	133,615
Stockland	156,183	496,953
Suncorp Group Ltd.	94,284	1,024,026
Sydney Airport	13,793	42,560
Tabcorp Holdings Ltd.	52,333	145,744
Tatts Group Ltd.	100,334	289,832
Telstra Corp. Ltd.	314,123	1,365,640
Toll Holdings Ltd.	49,469	239,424
Transurban Group	100,658	621,617

Common Stocks	Shares	Value
Australia (concluded)
Treasury Wine Estates Ltd.	46,594	$247,588
Wesfarmers Ltd.	72,972	2,640,571
Westfield Group	154,715	1,620,427
Westfield Retail Trust	218,418	617,705
Westpac Banking Corp.	224,222	5,886,918
Whitehaven Coal Ltd.	34,376	72,327
Woodside Petroleum Ltd.	47,481	1,512,170
Woolworths Ltd.	89,981	2,695,528
WorleyParsons Ltd.	14,832	262,753

		64,859,957

Austria — 0.3%
Andritz AG	5,118	262,592
Erste Group Bank AG	16,936	451,408
Immoeast AG NPV (a)	30,711	—
IMMOFINANZ AG	67,515	251,931
OMV AG	11,072	499,470
Raiffeisen Bank International AG	3,624	105,508
Telekom Austria AG	15,806	100,024
Verbund AG	4,748	90,053
Vienna Insurance Group AG	2,602	120,705
Voestalpine AG	7,832	276,966

		2,158,657

Belgium — 1.1%
Ageas	16,408	575,731
Anheuser-Busch InBev NV	58,042	5,225,702
Belgacom SA	10,971	245,642
Colruyt SA	5,505	289,667
Delhaize Group	7,266	449,201
Groupe Bruxelles Lambert SA	5,740	432,330
KBC Groep NV	16,247	605,678
Solvay SA	4,180	547,325
Telenet Group Holding NV	3,551	162,977
UCB SA	7,684	412,483
Umicore SA	8,215	341,126

		9,287,862

Denmark — 1.1%
A.P. Moller - Maersk A/S, Class A	40	269,318
A.P. Moller - Maersk A/S, Class B	97	693,900
Carlsberg A/S, Class B	7,937	709,695
Coloplast A/S, Class B	8,045	450,472
Danske Bank A/S (a)	48,471	826,864
DSV A/S	13,109	319,336
Novo-Nordisk A/S, Class B	29,425	4,574,480
Novozymes A/S, Class B	17,373	556,461
TDC A/S	53,149	430,750
Tryg A/S	1,678	138,243
William Demant Holding A/S (a)	1,914	158,138

		9,127,657

Finland — 0.8%
Elisa Oyj	10,481	204,651
Fortum Oyj	31,478	589,688
Kesko Oyj, Class B	4,450	123,617
Kone Oyj, Class B	11,449	908,128
Metso Oyj	9,209	311,935
Neste Oil Oyj	8,875	129,508
Nokia Oyj (a)	273,582	1,019,896

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	GBP	British Pound
	AUD	Australian Dollar	REIT	Real Estate Investment Trust
	EUR	Euro	USD	US Dollar

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	45

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Finland (concluded)
Nokian Renkaat Oyj	8,076	$328,622
Orion Oyj, Class B	6,857	160,673
Pohjola Bank Plc, Class A	10,148	149,117
Sampo Oyj, Class A	30,753	1,197,516
Stora Enso Oyj, Class R	40,003	267,871
UPM-Kymmene Oyj	37,340	365,967
Wartsila Oyj	12,697	551,621

		6,308,810

France — 8.9%
Accor SA	11,498	404,163
Aeroports de Paris	2,172	211,140
Air Liquide SA	22,614	2,792,825
Alstom SA	15,320	502,553
ArcelorMittal	73,772	825,680
Arkema	4,407	403,969
Atos	3,901	289,915
AXA SA	129,803	2,558,768
BNP Paribas SA	71,811	3,931,295
Bouygues SA	13,613	346,884
Bureau Veritas SA	15,756	408,007
Cap Gemini SA	10,847	526,750
Carrefour SA	44,260	1,215,675
Casino Guichard-Perrachon SA	3,937	368,920
Christian Dior SA	4,061	656,068
Cie Generale de Geophysique-Veritas (a)	11,523	255,315
Cie Generale des Etablissements Michelin, Class B	13,297	1,188,963
CNP Assurances	10,999	157,924
Compagnie de Saint-Gobain	29,088	1,178,659
Credit Agricole SA (a)	70,732	608,778
Danone SA	41,427	3,118,142
Dassault Systemes SA	4,378	535,110
Edenred	14,550	445,516
EDF SA	17,318	401,892
Essilor International SA	14,585	1,553,854
Eurazeo	2,296	123,116
Eutelsat Communications SA	10,266	291,257
Fonciere Des Regions	1,928	144,504
France Telecom SA	133,668	1,265,755
GDF Suez	95,262	1,868,547
Gecina SA	1,582	174,850
Groupe Eurotunnel SA	40,461	307,664
ICADE	1,743	143,776
Iliad SA	1,652	356,911
Imerys SA	2,500	153,499
JC Decaux SA	4,659	126,818
Kering	5,532	1,125,691
Klepierre	7,240	285,324
L’Oreal SA	17,470	2,871,795
Lafarge SA	13,810	847,976
Lagardere S.C.A.	8,569	239,091
Legrand SA	17,886	829,288
LVMH Moet Hennessy Louis Vuitton SA	18,353	2,979,689
Natixis	64,590	271,196
Pernod Ricard SA	15,262	1,693,988
Publicis Groupe SA	13,081	931,617
Remy Cointreau SA	1,965	208,507
Renault SA	14,139	952,367
Rexel SA	10,866	244,819
Safran SA	17,884	933,659
Sanofi	86,223	8,913,778
Schneider Electric SA	38,187	2,773,395
Scor SE	11,565	354,958
SES SA	21,454	614,691
Societe BIC SA	1,967	197,327
Societe Generale SA	50,416	1,735,090
Sodexo	7,042	586,638

Common Stocks	Shares	Value
France (concluded)
Suez Environnement Co.	19,381	$250,489
Technip SA	7,503	762,547
Thales SA	6,399	298,602
Total SA	153,813	7,512,713
Unibail-Rodamco SE	6,941	1,616,594
Vallourec SA	7,450	378,061
Veolia Environnement SA	24,529	280,052
Vinci SA	33,911	1,700,995
Vivendi SA	89,242	1,691,280
Wendel SA	2,277	234,826
Zodiac Aerospace	2,370	313,816

		74,474,321

Germany — 8.4%
Adidas AG	15,073	1,629,373
Allianz SE, Registered Shares	32,942	4,808,256
Axel Springer AG	2,723	115,876
BASF SE	66,352	5,918,165
Bayer AG, Registered Shares	59,738	6,360,336
Bayerische Motoren Werke AG	23,745	2,072,374
Bayerische Motoren Werke AG, Preference Shares	3,839	262,190
Beiersdorf AG	7,148	622,654
Brenntag AG	3,673	558,269
Celesio AG	5,979	129,791
Commerzbank AG (a)	69,176	600,949
Continental AG	8,073	1,076,203
Daimler AG, Registered Shares	69,430	4,191,410
Deutsche Bank AG, Registered Shares	73,677	3,089,483
Deutsche Boerse AG	14,222	935,214
Deutsche Lufthansa AG, Registered Shares (a)	16,225	328,676
Deutsche Post AG, Registered Shares	65,239	1,619,102
Deutsche Telekom AG, Registered Shares	204,368	2,380,998
E.ON AG	129,142	2,116,463
Fraport AG Frankfurt Airport Services Worldwide	2,725	164,666
Fresenius Medical Care AG & Co. KGaA	15,483	1,097,454
Fresenius SE & Co. KGaA	9,111	1,121,387
GEA Group AG	13,451	476,263
Hannover Rueckversicherung SE, Registered Shares	4,279	307,691
HeidelbergCement AG	10,001	670,075
Henkel AG & Co. KGaA	9,631	754,299
Henkel AG & Co. KGaA, Preference Shares	12,831	1,204,955
Hochtief AG	2,160	140,709
Hugo Boss AG	2,272	249,827
Infineon Technologies AG	76,345	639,077
K+S AG	12,062	445,777
Kabel Deutschland Holding AG	6,304	692,187
Lanxess AG	5,866	353,263
Linde AG	13,442	2,504,881
MAN SE	2,937	320,193
Merck KGaA	4,576	695,917
Metro AG	9,325	294,651
Muenchener Rueckversicherungs AG, Registered Shares	13,043	2,396,163
Porsche Automobil Holding SE, Preference Shares	11,308	873,233
ProSieben SAT.1 Media AG, Preference Shares	7,550	323,821
RWE AG	35,317	1,125,836
RWE AG, Non-Voting Preference Shares	2,740	84,572
SAP AG	66,568	4,860,993
Siemens AG, Registered Shares	57,395	5,812,019
Suedzucker AG	5,905	182,815
Telefonica Deutschland Holding AG	20,099	145,415
ThyssenKrupp AG (a)	28,878	566,075
United Internet AG	7,797	219,798
Volkswagen AG	2,096	407,515
Volkswagen AG, Preference Shares	10,371	2,094,772

		70,042,081

See Notes to Financial Statements.

46	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Greece — 0.0%
Hellenic Telecommunications Organization SA (a)	17,634	$137,922
OPAP SA	15,543	130,072

		267,994

Hong Kong — 3.0%
AAC Technologies Holdings, Inc.	52,500	294,550
AIA Group Ltd.	870,200	3,666,151
ASM Pacific Technology Ltd.	17,304	189,959
Bank of East Asia Ltd.	84,932	303,999
BOC Hong Kong Holdings Ltd.	273,900	837,884
Cathay Pacific Airways Ltd.	87,263	151,850
Cheung Kong Holdings Ltd.	100,835	1,359,702
Cheung Kong Infrastructure Holdings Ltd.	44,500	296,519
CLP Holdings Ltd.	130,687	1,056,451
First Pacific Co. Ltd.	154,000	164,625
Galaxy Entertainment Group Ltd. (a)	153,000	743,187
Hang Lung Properties Ltd.	158,000	547,285
Hang Seng Bank Ltd.	56,653	834,307
Henderson Land Development Co. Ltd.	74,240	440,902
HKT Trust/HKT Ltd.	156,000	149,132
Hong Kong & China Gas Ltd.	423,324	1,032,935
Hong Kong Exchanges and Clearing Ltd.	76,627	1,150,889
Hopewell Holdings Ltd.	41,349	137,235
Hutchison Whampoa Ltd.	155,176	1,623,491
Hysan Development Co. Ltd.	45,791	197,686
Kerry Properties Ltd.	52,500	204,668
Li & Fung Ltd.	437,980	596,962
The Link REIT	168,914	828,976
MGM China Holdings Ltd.	68,000	180,449
MTR Corp.	103,500	380,344
New World Development Co. Ltd.	264,226	362,935
NWS Holdings Ltd.	100,500	154,076
Orient Overseas International Ltd.	15,057	96,449
PCCW Ltd.	276,000	128,811
Power Assets Holdings Ltd.	102,500	882,320
Sands China Ltd.	178,600	834,610
Shangri-La Asia Ltd.	105,905	182,057
Sino Land Co. Ltd.	211,263	295,382
SJM Holdings Ltd.	137,000	332,473
Sun Hung Kai Properties Ltd.	116,324	1,493,837
Swire Pacific Ltd., Class A	48,077	579,245
Swire Properties Ltd.	83,000	244,356
Wharf Holdings Ltd.	112,357	937,778
Wheelock & Co. Ltd.	64,000	319,319
Wynn Macau Ltd.	108,800	292,647
Yue Yuen Industrial Holdings Ltd.	54,285	140,287

		24,646,720

Ireland — 0.5%
Bank of Ireland (a)	1,510,671	308,054
CRH Plc	53,112	1,074,598
Elan Corp. Plc (a)	34,358	482,149
Experian Plc	72,668	1,262,952
Irish Bank Resolution Corp. Ltd. (a)	62,641	1
James Hardie Industries SE	31,042	266,554
Kerry Group Plc	10,628	586,559
Ryanair Holdings Plc	10,891	100,917

		4,081,784

Israel — 0.5%
Bank Hapoalim BM (a)	74,133	334,561
Bank Leumi Le-Israel (a)	88,217	291,420
Bezeq The Israeli Telecommunication Corp. Ltd.	133,123	176,991
Delek Group Ltd.	355	91,644
Israel Chemicals Ltd.	31,321	307,585
The Israel Corp. Ltd. (a)	206	122,819
Mellanox Technologies Ltd. (a)	2,589	128,716
Mizrahi Tefahot Bank Ltd. (a)	8,935	89,456

Common Stocks	Shares	Value
Israel (concluded)
Nice Systems Ltd.	4,090	$150,384
Teva Pharmaceutical Industries Ltd.	61,564	2,409,479

		4,103,055

Italy — 1.9%
Assicurazioni Generali SpA	83,991	1,468,136
Atlantia SpA	23,169	377,892
Banca Monte dei Paschi di Siena SpA (a)	447,785	113,436
Enel Green Power SpA	121,571	252,305
Enel SpA	473,472	1,485,739
Eni SpA	183,824	3,772,798
Exor SpA	4,458	132,025
Fiat Industrial SpA	63,618	708,187
Fiat SpA (a)	63,071	439,859
Finmeccanica SpA (a)	29,559	147,883
Intesa Sanpaolo SpA	830,586	1,329,386
Luxottica Group SpA	11,720	592,977
Mediobanca SpA	37,921	197,218
Pirelli & C SpA	16,831	194,569
Prysmian SpA	14,595	272,268
Saipem SpA	18,607	302,011
Snam SpA	145,095	660,667
Telecom Italia SpA	719,770	501,680
Telecom Italia SpA, Non-Convertible Savings Shares	434,224	242,083
Tenaris SA	33,336	667,667
Terna SpA	107,886	448,305
UniCredit SpA	317,577	1,484,636
Unione di Banche Italiane ScpA	62,528	226,123

		16,017,850

Japan — 22.1%
ABC-Mart, Inc.	2,000	77,951
Acom Co. Ltd. (a)	2,980	94,802
Advantest Corp.	10,200	168,063
Aeon Co. Ltd.	43,000	565,074
Aeon Credit Financial Co. Ltd.	4,500	127,473
Aeon Mall Co. Ltd.	7,500	186,060
Air Water, Inc.	10,000	140,578
Aisin Seiki Co. Ltd.	13,600	519,281
Ajinomoto Co., Inc.	45,000	660,116
Alfresa Holdings Corp.	2,900	155,281
All Nippon Airways Co. Ltd.	81,000	168,427
Amada Co. Ltd.	24,000	158,007
Aozora Bank Ltd. (a)	77,000	240,477
Asahi Glass Co. Ltd.	71,100	460,856
Asahi Group Holdings Ltd.	27,600	683,700
Asahi Kasei Corp.	90,000	593,831
Asics Corp.	11,000	173,356
Astellas Pharma, Inc.	32,200	1,749,235
The Bank of Kyoto Ltd.	23,000	191,544
The Bank of Yokohama Ltd.	87,000	448,803
Benesse Holdings, Inc.	5,600	202,031
Bridgestone Corp.	46,900	1,599,300
Brother Industries Ltd.	17,100	191,880
Calbee, Inc.	1,500	142,363
Canon, Inc.	82,200	2,693,963
Casio Computer Co. Ltd.	15,800	139,162
Central Japan Railway Co.	10,600	1,291,928
The Chiba Bank Ltd.	53,000	361,615
Chiyoda Corp.	10,000	117,938
Chubu Electric Power Co., Inc.	45,700	647,341
Chugai Pharmaceutical Co. Ltd.	15,900	329,119
The Chugoku Bank Ltd.	13,000	182,162
The Chugoku Electric Power Co., Inc.	21,600	338,692
Citizen Holdings Co. Ltd.	19,000	105,977
Coca-Cola West Co. Ltd.	3,900	69,161
Cosmo Oil Co. Ltd. (a)	38,000	69,887

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	47

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Credit Saison Co. Ltd.	11,000	$276,398
Dai Nippon Printing Co. Ltd.	40,000	364,991
The Dai-ichi Life Insurance Co. Ltd.	627	900,086
Daicel Corp.	21,000	183,539
Daido Steel Co. Ltd.	21,000	106,012
Daihatsu Motor Co. Ltd.	15,000	284,111
Daiichi Sankyo Co. Ltd.	47,700	794,911
Daikin Industries Ltd.	16,700	675,010
Dainippon Sumitomo Pharma Co. Ltd.	11,000	145,480
Daito Trust Construction Co. Ltd.	5,100	480,520
Daiwa House Industry Co. Ltd.	37,000	689,200
Daiwa Securities Group, Inc.	123,000	1,030,115
Dena Co. Ltd.	7,400	144,877
Denso Corp.	34,900	1,640,759
Dentsu, Inc.	12,813	443,260
Don Quijote Co. Ltd.	3,700	179,615
East Japan Railway Co.	24,349	1,895,144
Eisai Co. Ltd.	18,700	762,102
Electric Power Development Co. Ltd.	8,400	262,623
FamilyMart Co. Ltd.	4,000	170,674
FANUC Corp.	13,900	2,011,704
Fast Retailing Co. Ltd.	3,800	1,282,517
Fuji Electric Co. Ltd.	40,800	143,456
Fuji Heavy Industries Ltd.	42,000	1,037,158
FUJIFILM Holdings Corp.	34,400	756,581
Fujitsu Ltd.	139,000	575,042
Fukuoka Financial Group, Inc.	54,000	229,671
Furukawa Electric Co. Ltd.	46,000	106,420
Gree, Inc.	6,400	56,786
GungHo Online Entertainment, Inc. (a)	240	262,206
The Gunma Bank Ltd.	27,000	149,283
The Hachijuni Bank Ltd.	28,000	163,369
Hakuhodo DY Holdings, Inc.	1,640	114,863
Hamamatsu Photonics KK	4,900	176,955
Hankyu Hanshin Holdings, Inc.	81,000	461,018
Hino Motors Ltd.	18,000	264,131
Hirose Electric Co. Ltd.	2,100	276,591
The Hiroshima Bank Ltd.	35,000	148,973
Hisamitsu Pharmaceutical Co., Inc.	4,400	223,278
Hitachi Chemical Co. Ltd.	7,400	115,846
Hitachi Construction Machinery Co. Ltd.	7,300	147,240
Hitachi High-Technologies Corp.	4,400	106,109
Hitachi Ltd.	351,000	2,249,031
Hitachi Metals Ltd.	16,000	179,210
Hokkaido Electric Power Co., Inc. (a)	12,900	176,044
Hokuhoku Financial Group, Inc.	85,000	173,567
Hokuriku Electric Power Co.	11,700	183,589
Honda Motor Co. Ltd.	117,700	4,372,488
Hoya Corp.	30,700	631,444
Hulic Co. Ltd.	18,200	195,256
Ibiden Co. Ltd.	8,400	130,744
Idemitsu Kosan Co. Ltd.	1,500	114,985
IHI Corp.	94,000	355,651
Inpex Corp.	163	677,461
Isetan Mitsukoshi Holdings Ltd.	25,205	334,688
Isuzu Motors Ltd.	87,000	594,727
ITOCHU Corp.	108,400	1,253,525
Itochu Techno-Solutions Corp.	1,700	70,373
The Iyo Bank Ltd.	19,000	181,595
J. Front Retailing Co. Ltd.	34,600	275,923
Japan Airlines Co. Ltd.	4,340	223,426
Japan Exchange Group, Inc.	3,500	353,524
Japan Petroleum Exploration Co.	2,000	80,980
Japan Prime Realty Investment Corp.	53	162,179
Japan Real Estate Investment Corp.	42	469,172
Japan Retail Fund Investment Corp.	147	307,104
The Japan Steel Works Ltd.	24,000	131,700

Common Stocks	Shares	Value
Japan (continued)
Japan Tobacco, Inc.	79,800	$2,816,742
JFE Holdings, Inc.	36,200	793,068
JGC Corp.	15,000	540,187
The Joyo Bank Ltd.	51,000	278,534
JSR Corp.	12,500	252,920
JTEKT Corp.	15,100	169,254
JX Holdings, Inc.	166,160	802,289
Kajima Corp.	57,800	191,627
Kamigumi Co. Ltd.	17,000	136,818
Kaneka Corp.	20,000	131,872
The Kansai Electric Power Co., Inc. (a)	53,500	732,324
Kansai Paint Co. Ltd.	18,000	229,773
Kao Corp.	38,300	1,303,790
Kawasaki Heavy Industries Ltd.	99,000	303,830
KDDI Corp.	38,800	2,020,450
Keikyu Corp.	32,000	274,720
Keio Corp.	41,000	281,689
Keisei Electric Railway Co. Ltd.	20,000	187,373
Keyence Corp.	3,292	1,048,866
Kikkoman Corp.	12,000	199,617
Kinden Corp.	10,000	86,053
Kintetsu Corp.	116,000	509,239
Kirin Holdings Co. Ltd.	62,000	971,186
Kobe Steel Ltd. (a)	179,000	221,365
Koito Manufacturing Co. Ltd.	7,000	133,440
Komatsu Ltd.	67,300	1,550,049
Konami Corp.	6,800	144,359
Konica Minolta Holdings, Inc.	33,000	248,382
Kubota Corp.	78,000	1,135,162
Kuraray Co. Ltd.	24,400	341,971
Kurita Water Industries Ltd.	8,200	173,563
Kyocera Corp.	11,600	1,180,252
Kyowa Hakko Kirin Co. Ltd.	19,000	214,764
Kyushu Electric Power Co., Inc. (a)	29,800	449,120
Lawson, Inc.	4,700	358,654
LIXIL Group Corp.	20,100	489,449
M3, Inc.	57	127,849
Mabuchi Motor Co. Ltd.	1,800	96,018
Makita Corp.	8,000	430,098
Marubeni Corp.	123,000	822,052
Marui Group Co. Ltd.	15,700	156,397
Maruichi Steel Tube Ltd.	3,400	86,876
Mazda Motor Corp. (a)	197,400	780,408
McDonald’s Holdings Co. Japan Ltd.	4,500	124,874
Medipal Holdings Corp.	10,100	136,933
Meiji Holdings Co. Ltd.	4,393	210,961
Miraca Holdings, Inc.	4,100	188,407
Mitsubishi Chemical Holdings Corp.	97,500	456,954
Mitsubishi Corp.	101,100	1,727,161
Mitsubishi Electric Corp.	141,000	1,317,518
Mitsubishi Estate Co. Ltd.	91,000	2,422,773
Mitsubishi Gas Chemical Co., Inc.	27,000	197,953
Mitsubishi Heavy Industries Ltd.	218,200	1,213,095
Mitsubishi Logistics Corp.	9,000	125,586
Mitsubishi Materials Corp.	77,000	271,085
Mitsubishi Motors Corp. (a)	301,000	412,007
Mitsubishi Tanabe Pharma Corp.	16,000	207,013
Mitsubishi UFJ Financial Group, Inc.	920,574	5,685,344
Mitsubishi UFJ Lease & Finance Co. Ltd.	41,900	198,796
Mitsui & Co. Ltd.	125,200	1,570,033
Mitsui Chemicals, Inc.	63,000	141,819
Mitsui Fudosan Co. Ltd.	60,000	1,764,001
Mitsui OSK Lines Ltd. (a)	76,000	295,346
Mizuho Financial Group, Inc.	1,655,564	3,438,098
MS&AD Insurance Group Holdings, Inc.	37,370	946,589
Murata Manufacturing Co. Ltd.	14,900	1,133,367
Nabtesco Corp.	7,300	151,568

See Notes to Financial Statements.

48	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Namco Bandai Holdings, Inc.	13,000	$210,697
NEC Corp.	157,000	343,807
Nexon Co. Ltd. (a)	7,300	80,629
NGK Insulators Ltd.	19,000	234,794
NGK Spark Plug Co. Ltd.	13,000	260,193
NHK Spring Co. Ltd.	10,700	123,540
Nidec Corp.	7,600	531,712
Nikon Corp.	24,000	560,736
Nintendo Co. Ltd.	7,900	930,138
Nippon Building Fund, Inc.	51	590,657
Nippon Electric Glass Co. Ltd.	26,500	128,999
Nippon Express Co. Ltd.	60,000	284,916
Nippon Meat Packers, Inc.	14,000	214,147
Nippon Prologis REIT, Inc.	18	156,190
Nippon Steel & Sumitomo Metal Corp.	547,265	1,474,469
Nippon Telegraph & Telephone Corp.	31,376	1,635,345
Nippon Yusen KK	112,000	296,338
The Nishi-Nippon City Bank Ltd.	48,000	125,166
Nissan Motor Co. Ltd.	178,700	1,791,040
Nisshin Seifun Group, Inc.	14,000	167,760
Nissin Foods Holdings Co. Ltd.	4,300	173,895
Nitori Holdings Co. Ltd.	2,300	185,171
Nitto Denko Corp.	11,710	751,028
NKSJ Holdings, Inc.	26,575	631,545
NOK Corp.	7,100	112,568
Nomura Holdings, Inc.	260,700	1,918,952
Nomura Real Estate Holdings, Inc.	8,800	194,389
Nomura Real Estate Office Fund, Inc.	19	83,321
Nomura Research Institute Ltd.	6,900	224,088
NSK Ltd.	36,000	343,435
NTT Data Corp.	91	324,138
NTT DoCoMo, Inc.	1,102	1,714,386
NTT Urban Development Corp.	84	103,102
Obayashi Corp.	46,000	238,514
Odakyu Electric Railway Co. Ltd.	44,000	429,689
OJI Paper Co. Ltd.	57,000	229,756
Olympus Corp. (a)	15,000	455,811
Omron Corp.	14,400	429,307
Ono Pharmaceutical Co. Ltd.	5,800	394,805
Oracle Corp. Japan	2,600	107,690
Oriental Land Co. Ltd.	3,600	557,121
ORIX Corp.	78,800	1,075,361
Osaka Gas Co. Ltd.	134,000	565,803
Otsuka Corp.	1,100	122,683
Otsuka Holdings Co. Ltd.	26,700	881,605
Panasonic Corp. (a)	161,100	1,297,185
Park24 Co. Ltd.	7,000	126,994
Rakuten, Inc.	53,700	635,002
Resona Holdings, Inc.	134,056	652,878
Ricoh Co. Ltd.	48,000	568,815
Rinnai Corp.	2,900	206,206
Rohm Co. Ltd.	6,900	280,218
Sankyo Co. Ltd.	3,600	170,112
Sanrio Co. Ltd.	3,200	148,441
Santen Pharmaceutical Co. Ltd.	5,200	225,029
SBI Holdings, Inc.	15,540	170,846
Secom Co. Ltd.	14,900	810,121
Sega Sammy Holdings, Inc.	14,332	359,133
Sekisui Chemical Co. Ltd.	32,000	339,792
Sekisui House Ltd.	41,000	592,388
Seven & I Holdings Co. Ltd.	54,200	1,984,984
Seven Bank Ltd.	39,600	143,553
Sharp Corp. (a)	75,000	301,985
Shikoku Electric Power Co., Inc. (a)	12,200	220,309
Shimadzu Corp.	16,000	128,793
Shimamura Co. Ltd.	1,600	194,227
Shimano, Inc.	5,600	477,035

Common Stocks	Shares	Value
Japan (continued)
Shimizu Corp.	41,000	$164,818
Shin-Etsu Chemical Co. Ltd.	29,500	1,952,465
Shinsei Bank Ltd.	123,000	279,314
Shionogi & Co. Ltd.	20,900	435,836
Shiseido Co. Ltd.	26,000	386,849
The Shizuoka Bank Ltd.	41,000	442,217
Showa Denko KK	101,000	133,202
Showa Shell Sekiyu KK	13,200	108,298
SMC Corp.	3,900	781,855
Softbank Corp.	68,500	3,987,380
Sojitz Corp.	87,100	144,514
Sony Corp.	74,000	1,563,339
Sony Financial Holdings, Inc.	12,300	193,658
Stanley Electric Co. Ltd.	9,700	188,452
Sumco Corp.	8,600	94,203
Sumitomo Chemical Co. Ltd.	106,000	332,467
Sumitomo Corp.	82,900	1,033,232
Sumitomo Electric Industries Ltd.	53,500	636,866
Sumitomo Heavy Industries Ltd.	38,000	159,567
Sumitomo Metal Mining Co. Ltd.	39,000	434,408
Sumitomo Mitsui Financial Group, Inc.	92,850	4,250,024
Sumitomo Mitsui Trust Holdings, Inc.	239,820	1,118,966
Sumitomo Realty & Development Co. Ltd.	27,000	1,076,060
Sumitomo Rubber Industries Ltd.	11,800	192,624
Suruga Bank Ltd.	13,000	235,748
Suzuken Co. Ltd.	4,900	164,910
Suzuki Motor Corp.	27,300	629,274
Sysmex Corp.	5,100	334,027
T&D Holdings, Inc.	41,100	549,777
Taiheiyo Cement Corp.	82,000	261,678
Taisei Corp.	73,000	263,528
Taisho Pharmaceutical Holdings Co. Ltd.	2,400	170,343
Taiyo Nippon Sanso Corp.	18,000	124,128
Takashimaya Co. Ltd.	19,000	192,571
Takeda Pharmaceutical Co. Ltd.	57,400	2,588,394
TDK Corp.	8,900	306,695
Teijin Ltd.	63,000	138,000
Terumo Corp.	10,900	541,805
THK Co. Ltd.	8,200	172,061
Tobu Railway Co. Ltd.	72,000	371,060
Toho Co. Ltd.	7,800	160,430
Toho Gas Co. Ltd.	30,000	155,141
Tohoku Electric Power Co., Inc. (a)	32,300	403,295
Tokio Marine Holdings, Inc.	49,900	1,574,592
The Tokyo Electric Power Co., Inc. (a)	103,700	535,337
Tokyo Electron Ltd.	12,200	616,826
Tokyo Gas Co. Ltd.	174,000	959,967
Tokyo Tatemono Co. Ltd.	29,000	241,311
Tokyu Corp.	81,000	530,368
Tokyu Land Corp.	33,000	302,080
TonenGeneral Sekiyu KK	19,000	183,853
Toppan Printing Co. Ltd.	39,000	270,548
Toray Industries, Inc.	103,700	670,072
Toshiba Corp.	293,000	1,404,516
Toto Ltd.	20,000	203,361
Toyo Seikan Kaisha Ltd.	12,400	190,871
Toyo Suisan Kaisha Ltd.	6,000	199,636
Toyoda Gosei Co. Ltd.	4,900	119,803
Toyota Boshoku Corp.	5,000	71,893
Toyota Industries Corp.	11,700	477,804
Toyota Motor Corp.	199,200	12,015,309
Toyota Tsusho Corp.	14,900	383,122
Trend Micro, Inc.	7,500	238,446
Tsumura & Co.	4,100	120,829
Ube Industries Ltd.	68,000	125,805
Uni-charm Corp.	8,000	452,467
United Urban Investment Corp.	164	221,401

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	49

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
USS Co. Ltd.	1,610	$204,108
West Japan Railway Co.	12,500	530,128
Yahoo! Japan Corp.	1,092	537,717
Yakult Honsha Co. Ltd.	6,700	277,827
Yamada Denki Co. Ltd.	6,800	275,327
Yamaguchi Financial Group, Inc.	14,000	137,749
Yamaha Corp.	10,800	123,741
Yamaha Motor Co. Ltd.	19,800	256,449
Yamato Holdings Co. Ltd.	26,500	558,096
Yamato Kogyo Co. Ltd.	2,900	88,575
Yamazaki Baking Co. Ltd.	8,000	93,889
Yaskawa Electric Corp.	15,000	182,049
Yokogawa Electric Corp.	16,400	196,058
The Yokohama Rubber Co., Ltd.	14,000	140,577

		183,891,642

Mexico — 0.0%
Fresnillo Plc	12,548	169,408

Netherlands — 2.9%
Aegon NV	126,672	849,850
Akzo Nobel NV	17,486	986,665
ASML Holding NV	25,685	2,027,592
Corio NV	4,942	196,683
DE Master Blenders 1753 NV (a)	35,714	571,791
Delta Lloyd NV	12,841	257,334
European Aeronautic Defence and Space Co. NV	42,226	2,259,121
Fugro NV CVA	5,455	296,405
Gemalto NV	5,615	508,397
Heineken Holding NV	7,264	407,123
Heineken NV	16,618	1,057,761
ING Groep NV - CVA (a)	278,265	2,543,086
Koninklijke Ahold NV	74,163	1,103,022
Koninklijke Boskalis Westminster NV	5,261	191,652
Koninklijke DSM NV	11,433	745,356
Koninklijke KPN NV	231,621	480,566
Koninklijke Philips Electronics NV	68,736	1,873,818
Koninklijke Vopak NV	4,966	293,110
QIAGEN NV (a)	16,630	325,407
Randstad Holding NV	8,471	348,229
Reed Elsevier NV	50,983	849,096
STMicroelectronics NV	44,821	402,799
TNT Express NV	26,340	197,348
Unilever NV CVA	117,696	4,633,017
Wolters Kluwer NV	21,091	446,738
Ziggo NV	12,168	488,754

		24,340,720

New Zealand — 0.1%
Auckland International Airport Ltd.	80,989	186,272
Contact Energy Ltd.	25,128	99,446
Fletcher Building Ltd.	49,552	322,709
SKYCITY Entertainment Group Ltd.	39,554	133,442
Telecom Corp. of New Zealand Ltd.	133,880	233,130

		974,999

Norway — 0.8%
Aker Solutions ASA	12,065	164,712
DnB NOR ASA	71,593	1,038,575
Gjensidige Forsikring ASA	14,091	207,591
Norsk Hydro ASA	67,655	271,292
Orkla ASA	54,841	449,012
Seadrill Ltd.	26,827	1,080,494
Statoil ASA	80,275	1,658,326
Subsea 7 SA (a)	19,972	350,164
Telenor ASA	51,536	1,023,660
Yara International ASA	13,150	524,409

		6,768,235

Common Stocks	Shares	Value
Portugal — 0.2%
Banco Espirito Santo SA, Registered Shares (a)	140,243	$112,432
EDP - Energias de Portugal SA	145,550	469,510
Galp Energia SGPS SA	19,001	281,671
Jeronimo Martins SGPS SA	18,024	379,883
Portugal Telecom SGPS SA, Registered Shares	44,559	173,353

		1,416,849

Singapore — 1.6%
Ascendas Real Estate Investment Trust	153,962	269,816
CapitaCommercial Trust	138,000	159,197
CapitaLand Ltd.	180,749	436,686
CapitaMall Trust	166,700	261,588
CapitaMalls Asia Ltd.	100,000	143,425
City Developments Ltd.	35,535	298,946
ComfortDelGro Corp. Ltd.	135,816	195,182
DBS Group Holdings Ltd.	123,407	1,501,604
Genting Singapore Plc	433,227	449,231
Global Logistic Properties Ltd.	221,000	478,038
Golden Agri-Resources Ltd.	511,251	225,070
Hutchison Port Holdings Trust	371,000	271,683
Jardine Cycle & Carriage Ltd.	7,721	258,144
Keppel Corp. Ltd.	106,577	871,729
Keppel Land Ltd.	56,000	147,260
Keppel REIT	400	408
Noble Group Ltd.	317,840	241,728
Olam International Ltd.	108,900	140,173
Oversea-Chinese Banking Corp.	185,914	1,461,494
SembCorp Industries Ltd.	70,590	274,630
Sembcorp Marine Ltd.	59,197	200,603
Singapore Airlines Ltd.	38,009	303,385
Singapore Exchange Ltd.	60,000	331,644
Singapore Press Holdings Ltd.	99,985	328,626
Singapore Technologies Engineering Ltd.	107,213	353,176
Singapore Telecommunications Ltd.	573,132	1,697,511
StarHub Ltd.	44,157	145,188
United Overseas Bank Ltd.	93,572	1,461,230
UOL Group Ltd.	32,457	171,580
Wilmar International Ltd.	138,670	342,964
Yangzijiang Shipbuilding Holdings Ltd.	135,183	88,232

		13,510,171

Spain — 2.8%
Abertis Infraestructuras SA	25,784	449,250
Acciona SA	1,866	98,380
ACS Actividades de Construccion y Servicios SA	9,798	259,198
Amadeus IT Holding SA, Class A	27,197	870,444
Banco Bilbao Vizcaya Argentaria SA	399,792	3,359,797
Banco de Sabadell SA	197,472	327,598
Banco Popular Espanol SA (a)	90,331	276,536
Banco Santander SA	780,960	4,997,551
Bankia SA (a)	289,400	223,758
Caixa Bank	81,589	250,606
Distribuidora Internacional de Alimentacion SA	44,107	333,196
Enagas SA	13,781	340,612
Ferrovial SA	28,157	449,527
Gas Natural SDG SA	26,300	529,880
Grifols SA	10,747	394,837
Iberdrola SA	338,695	1,789,868
Inditex SA	15,670	1,932,820
International Consolidated Airlines Group SA (a)	65,894	264,555
Mapfre SA	56,128	182,618
Red Electrica Corp. SA	7,798	428,791
Repsol YPF SA	60,687	1,280,797
Telefonica SA (a)	295,967	3,807,732
Zardoya Otis SA	11,354	160,788

		23,009,139

See Notes to Financial Statements.

50	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Sweden — 3.1%
Alfa Laval AB	23,860	$487,348
Assa Abloy AB, Class B	24,584	960,786
Atlas Copco AB, Class A	48,403	1,166,600
Atlas Copco AB, Class B	27,485	588,199
Boliden AB	19,708	244,287
Electrolux AB, Class B	17,162	433,079
Elekta AB, B Shares	26,558	403,643
Getinge AB, Class B	14,243	432,431
Hennes & Mauritz AB, Class B	69,095	2,273,319
Hexagon AB, Class B	17,064	456,144
Husqvarna AB, Class B	29,922	158,023
Industrivarden AB, Class C	8,006	133,687
Investor AB, Class B	33,592	901,638
Investment AB Kinnevik, Class B	14,676	376,250
Lundin Petroleum AB (a)	15,784	312,187
Millicom International Cellular SA	4,433	319,275
Nordea Bank AB	191,920	2,143,221
Ratos AB, Class B	13,092	101,532
Sandvik AB	76,199	910,069
Scania AB, Class B	22,750	455,157
Securitas AB, Class B	22,513	196,814
Skandinaviska Enskilda Banken AB, Class A	108,549	1,036,317
Skanska AB, Class B	27,380	453,747
SKF AB, Class B	29,127	682,362
Svenska Cellulosa AB, B Shares	42,590	1,068,103
Svenska Handelsbanken AB, Class A	35,783	1,433,626
Swedbank AB, Class A	66,307	1,518,732
Swedish Match AB	14,574	517,297
Tele2 AB, Class B	22,260	261,322
Telefonaktiebolaget LM Ericsson, Class B	220,945	2,505,478
TeliaSonera AB	170,183	1,109,034
Volvo AB, Class B	108,284	1,444,990

		25,484,697

Switzerland — 9.0%
ABB Ltd., Registered Shares	158,911	3,442,322
Actelion Ltd., Registered Shares	7,553	454,975
Adecco SA, Registered Shares	9,385	534,494
Aryzta AG	6,071	340,785
Baloise Holding AG, Registered Shares	3,370	327,312
Banque Cantonale Vaudoise	218	108,062
Barry Callebaut AG	177	161,997
Cie Financiere Richemont SA, Class A	37,723	3,326,724
Coca-Cola HBC AG ADR	14,579	340,857
Credit Suisse Group AG	108,346	2,868,360
EMS-Chemie Holding AG	575	170,307
Geberit AG, Registered Shares	2,776	687,680
Givaudan SA, Registered Shares	588	757,682
Holcim Ltd., Registered Shares	16,494	1,148,086
Julius Baer Group Ltd.	16,007	624,727
Kuehne & Nagel International AG, Registered Shares	3,836	420,867
Lindt & Spruengli AG	62	232,733
Lindt & Spruengli AG, Registered Shares	7	304,577
Lonza Group AG, Registered Shares	3,867	290,557
Nestle SA, Registered Shares	232,905	15,283,312
Novartis AG, Registered Shares	166,141	11,767,858
Pargesa Holding SA	2,037	135,727
Partners Group Holding AG	1,231	333,206
Roche Holding AG	50,743	12,594,266
Schindler Holding AG, Participation Certificates	3,448	479,749
Schindler Holding AG, Registered Shares	1,514	205,048
SGS SA, Registered Shares	404	867,356
Sika AG	150	387,861
Sonova Holding AG, Registered Shares	3,539	374,411
Sulzer AG	1,732	276,571
The Swatch Group AG, Bearer Shares	2,220	1,212,650
The Swatch Group AG, Registered Shares	3,151	296,302

Common Stocks	Shares	Value
Switzerland (concluded)
Swiss Life Holding, Registered Shares AG	2,361	$383,242
Swiss Prime Site AG	3,878	285,087
Swiss Re AG	25,325	1,884,201
Swisscom AG, Registered Shares	1,732	758,219
Syngenta AG, Registered Shares	6,758	2,635,342
Transocean Ltd.	25,870	1,242,201
UBS AG, Registered Shares	263,291	4,469,056
Zurich Insurance Group AG	10,735	2,782,608

		75,197,377

United Kingdom — 21.1%
3i Group Plc	70,365	361,304
Aberdeen Asset Management Plc	68,601	399,233
Admiral Group Plc	14,498	292,047
Aggreko Plc	19,053	476,220
AMEC Plc	21,713	332,083
Anglo American Plc	101,409	1,954,213
Antofagasta Plc	27,589	334,298
ARM Holdings Plc	99,770	1,206,925
Associated British Foods Plc	25,171	664,012
AstraZeneca Plc	90,183	4,263,744
Aviva Plc	214,939	1,107,826
Babcock International Group Plc	25,142	422,157
BAE Systems Plc	234,263	1,364,227
Barclays Plc	872,171	3,714,350
BG Group Plc	245,841	4,177,832
BHP Billiton Plc	152,553	3,889,769
BP Plc	1,384,313	9,607,054
British American Tobacco Plc	139,404	7,149,965
British Land Co. Plc	67,021	577,358
British Sky Broadcasting Group Plc	75,685	911,773
BT Group Plc	571,208	2,681,677
Bunzl Plc	23,887	465,894
Burberry Group Plc	32,909	677,020
The Capita Group Plc	46,492	683,386
Capital Shopping Centres Group Plc	47,929	227,834
Carnival Plc	13,771	478,678
Centrica Plc	372,818	2,039,206
Cobham Plc	76,587	305,356
Compass Group Plc	132,913	1,698,306
Croda International Plc	9,750	367,673
Diageo Plc	181,297	5,198,925
Direct Line Insurance Group Plc	59,281	210,081
easyJet Plc	11,381	224,330
G4S Plc	98,515	347,363
GKN Plc	116,331	532,493
GlaxoSmithKline Plc	354,401	8,858,685
Glencore International Plc	729,061	3,017,932
Hammerson Plc	50,178	372,053
Hargreaves Lansdown Plc	16,520	223,141
HSBC Holdings Plc	1,335,034	13,820,458
ICAP Plc	39,581	218,540
IMI Plc	23,015	433,798
Imperial Tobacco Group Plc	70,888	2,458,013
Inmarsat Plc	31,730	324,948
InterContinental Hotels Group Plc	19,268	529,527
Intertek Group Plc	11,411	507,237
Invensys Plc	47,023	294,458
Investec Plc	39,244	246,967
ITV Plc	264,488	563,902
J. Sainsbury Plc	87,633	473,643
Johnson Matthey Plc	14,590	582,942
Kingfisher Plc	174,636	910,520
Land Securities Group Plc	57,804	776,350
Legal & General Group Plc	432,596	1,127,497
Lloyds Banking Group Plc (a)	3,304,421	3,173,271
London Stock Exchange Group Plc	12,540	254,888

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	51

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (continued)
Marks & Spencer Group Plc	119,053	$778,991
Meggitt Plc	56,373	444,145
Melrose Industries Plc	94,506	358,201
National Grid Plc	264,918	3,003,009
Next Plc	11,423	791,273
Old Mutual Plc	359,759	987,577
Pearson Plc	59,851	1,064,407
Persimmon Plc (a)	21,689	389,337
Petrofac Ltd.	18,345	333,940
Prudential Plc	184,874	3,017,656
Randgold Resources Ltd.	6,128	388,310
Reckitt Benckiser Group Plc	46,722	3,304,951
Reed Elsevier Plc	85,336	970,456
Resolution Ltd.	101,525	439,772
Rexam Plc	56,334	408,828
Rio Tinto Plc	92,677	3,769,076
Rolls-Royce Holdings Plc	136,313	2,347,090
Royal Bank of Scotland Group Plc (a)	151,160	627,281
Royal Dutch Shell Plc, Class A	272,487	8,704,324
Royal Dutch Shell Plc, Class B	188,844	6,254,311
RSA Insurance Group Plc	269,916	489,680
SABMiller Plc	69,248	3,319,980
The Sage Group Plc	81,163	419,468
Schroders Plc	7,939	263,550
Segro Plc	52,071	220,900
Serco Group Plc	36,071	339,214
Severn Trent Plc	17,021	431,002
Shire Plc	40,686	1,289,346
Smith & Nephew Plc	66,763	747,736
Smiths Group Plc	27,823	553,532
SSE Plc	69,035	1,598,682
Standard Chartered Plc	174,364	3,785,507
Standard Life Plc	173,557	913,373
Tate & Lyle Plc	32,559	408,507
Tesco Plc	582,273	2,932,218
Travis Perkins Plc	17,536	388,287
Tui Travel Plc	31,441	170,466
Tullow Oil Plc	66,532	1,012,803
Unilever Plc	92,744	3,754,478
United Utilities Group Plc	48,256	502,064
Vedanta Resources Plc	7,455	115,872

Common Stocks	Shares	Value
United Kingdom (concluded)
Vodafone Group Plc	3,534,373	$10,128,362
The Weir Group Plc	15,152	495,452
Whitbread Plc	12,637	587,869
William Hill Plc	61,775	414,255
WM Morrison Supermarkets Plc	158,518	630,973
Wolseley Plc	20,170	930,634
WPP Plc	90,903	1,553,788

		175,294,315

Total Common Stocks — 98.0%		815,434,300

Preferred Stocks — 0.0%
Germany — 0.0%
Fuchs Petrolub AG, Preference Shares	2,547	201,931

Rights
Bermuda — 0.0%
First Pacific Co. Ltd. (Expires 7/03/13)	19,250	521

Hong Kong — 0.0%
New World Development Co. Ltd. (Expires 8/30/13)	3,302	—

Spain — 0.0%
Repsol SA (a) (Expires 7/10/13)	58,989	32,863

Total Rights — 0.0%		33,384

Total Long-Term Investments (Cost — $654,241,039) — 98.0%		815,669,615

Short-Term Securities
BlackRock Liquidity Funds, TempCash, Institutional Class, 0.06% (b)(c)	4,365,311	4,365,311

Total Short-Term Securities (Cost — $4,365,311) — 0.5%		4,365,311

Total Investments (Cost — $658,606,350*) — 98.5%		820,034,926
Other Assets Less Liabilities — 1.5%		12,302,414

Net Assets — 100.0%		$832,337,340

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$700,610,351

Gross unrealized appreciation	$201,007,021
Gross unrealized depreciation	(81,582,446)

Net unrealized appreciation	$119,424,575

(a)	Non-income producing security.
(b)	Investments in issuers considered to be an affiliate of the Series during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity		Shares Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempCash, Institutional Class	—	4,365,311	[1]	4,365,311	$1,102

[1]	Represents net shares purchased.

See Notes to Financial Statements.

52	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Schedule of Investments (continued)	Master International Index Series

(c)	Represents the current yield as of report date.

•	Financial futures contracts as of June 30, 2013 were as follows:

					Unrealized
Contracts				Notional	Appreciation
Purchased	Issue	Exchange	Expiration	Value	(Depreciation)
119	DJ Euro Stoxx 50 Index	Eurex	September 2013	$4,024,205	$(92,969)
44	FTSE 100 Index	Euronext LIFFE	September 2013	$4,123,386	(30,950)
41	Nikkei 225 Index	Singapore Exchange	September 2013	$2,816,218	73,369
14	SPI 200 Index	Australian Securities Exchange	September 2013	$1,526,521	8,106

Total					$(42,444)

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency	Currency			Settlement	Unrealized
Purchased	Sold		Counterparty	Date	Depreciation
AUD 646,343	USD	600,000	Deutsche Bank AG	7/01/13	$(8,887)
EUR 766,754	USD	1,000,000	Deutsche Bank AG	7/01/13	(1,956)
GBP 327,890	USD	500,000	Deutsche Bank AG	7/01/13	(1,295)

Total					$(12,138)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$2,036,412	$62,823,545	—	$64,859,957
Austria	—	2,158,657	—	2,158,657
Belgium	162,977	9,124,885	—	9,287,862
Denmark	430,750	8,696,907	—	9,127,657
Finland	—	6,308,810	—	6,308,810
France	586,638	73,887,683	—	74,474,321
Germany	—	70,042,081	—	70,042,081
Greece	—	267,994	—	267,994
Hong Kong	—	24,646,720	—	24,646,720
Ireland	586,560	3,495,224	—	4,081,784
Israel	—	4,103,055	—	4,103,055
Italy	—	16,017,850	—	16,017,850
Japan	56,786	183,834,856	—	183,891,642
Mexico	—	169,408	—	169,408
Netherlands	1,080,188	23,260,532	—	24,340,720
New Zealand	—	974,999	—	974,999
Norway	350,164	6,418,071	—	6,768,235
Portugal	—	1,416,849	—	1,416,849

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	53

Schedule of Investments (concluded)	Master International Index Series

	Level 1	Level 2	Level 3	Total
Common Stocks (concluded):
Singapore	—	$13,510,171	—	$13,510,171
Spain	$223,758	22,785,381	—	23,009,139
Sweden	—	25,484,697	—	25,484,697
Switzerland	340,857	74,856,520	—	75,197,377
United Kingdom	210,081	175,084,234	—	175,294,315
Preferred Securities	—	201,931	—	201,931
Rights:
Bermuda	521	—	—	521
Spain	32,863	—	—	32,863
Short-Term Securities	4,365,311			4,365,311

Total	$10,463,866	$809,571,060	—	$820,034,926

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$81,475	—	—	$81,475
Liabilities:
Equity contracts	(123,919)	—	—	(123,919)
Foreign currency exchange contracts	—	$(12,138)	—	(12,138)

Total	$(42,444)	$(12,138)	—	$(54,582)

[1]	Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Series’ assets are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$840,000	—	—	$840,000
Foreign currency at value	5,547,756	—	—	5,547,756

Total	$6,387,756	—	—	$6,387,756

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

54	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Advertising Agencies — 0.6%
Arbitron, Inc.	12,238	$568,455
Constant Contact, Inc. (a)	14,003	225,028
Digital Generation, Inc. (a)	11,029	81,284
Harte-Hanks, Inc.	19,696	169,386
Marchex, Inc., Class B	10,326	62,162
Marin Software, Inc. (a)	4,152	42,516
Marketo, Inc. (a)	3,150	78,340
MDC Partners, Inc., Class A	11,544	208,254
National CineMedia, Inc.	25,974	438,701
QuinStreet, Inc. (a)(b)	14,323	123,607
ReachLocal, Inc. (a)	4,733	58,027
Travelzoo, Inc. (a)(b)	3,607	98,327
Valassis Communications, Inc.	17,706	435,391
ValueClick, Inc. (a)(b)	34,732	857,186
Viad Corp.	9,258	227,006

		3,673,670

Aerospace — 1.3%
AAR Corp.	18,120	398,278
AeroVironment, Inc. (a)	8,377	169,048
API Technologies Corp. (a)	14,894	41,703
Astronics Corp. (a)	5,720	233,776
Cubic Corp.	9,015	433,622
Curtiss-Wright Corp.	21,331	790,527
Ducommun, Inc. (a)	4,782	101,665
Erickson Air-Crane, Inc. (a)	1,723	32,410
Esterline Technologies Corp. (a)	14,246	1,029,843
GenCorp, Inc. (a)	27,638	449,394
Heico Corp.	24,184	1,218,148
Kaman Corp., Class A	12,324	425,917
Kratos Defense & Security Solutions, Inc. (a)	19,861	128,699
LMI Aerospace, Inc. (a)	4,670	87,516
Moog, Inc., Class A (a)(b)	20,640	1,063,579
Orbital Sciences Corp. (a)	27,345	474,983
Teledyne Technologies, Inc. (a)	17,021	1,316,574

		8,395,682

Agriculture, Fishing & Ranching — 0.5%
Alico, Inc.	1,345	53,948
The Andersons, Inc.	8,507	452,487
Cal-Maine Foods, Inc.	6,754	314,129
Calavo Growers, Inc.	5,589	151,965
Fresh Del Monte Produce, Inc.	17,227	480,289
Limoneira Co.	4,532	93,948
Pilgrims Pride Corp. (a)	27,670	413,390
Sanderson Farms, Inc.	10,491	696,812
Seaboard Corp.	134	362,872

		3,019,840

Air Transport — 1.0%
Air Transport Services Group, Inc. (a)	23,730	156,855
Allegiant Travel Co.	6,844	725,396
Atlas Air Worldwide Holdings, Inc. (a)	11,759	514,574
Bristow Group, Inc.	16,465	1,075,494
Era Group, Inc. (a)	9,115	238,357
Hawaiian Holdings, Inc. (a)	23,632	144,391
JetBlue Airways Corp. (a)	105,962	667,561
PHI, Inc. (a)	5,744	197,019
Republic Airways Holdings, Inc. (a)	22,396	253,747
SkyWest, Inc.	23,633	319,991
Spirit Airlines, Inc. (a)	27,464	872,531
US Airways Group, Inc. (a)	74,621	1,225,277

		6,391,193

Alternative Energy — 0.1%
Ameresco, Inc., Class A (a)	8,900	80,189
Amyris, Inc. (a)	12,184	35,212
EnerNOC, Inc. (a)	11,996	159,067

Common Stocks	Shares	Value
Alternative Energy (concluded)
Green Plains Renewable Energy, Inc. (a)	11,523	$153,486
Rex American Resources Corp. (a)	2,495	71,781
Solazyme, Inc. (a)(b)	21,925	256,961

		756,696

Aluminum — 0.1%
Century Aluminum Co. (a)	23,451	217,625
Kaiser Aluminum Corp.	8,593	532,250
Noranda Aluminum Holding Corp.	15,286	49,374

		799,249

Asset Management & Custodian — 1.2%
Apollo Investment Corp.	102,486	793,242
Arlington Asset Investment Corp.	6,742	180,281
Calamos Asset Management, Inc., Class A	9,076	95,298
Capital Southwest Corp.	1,516	208,950
CIFC Corp. (a)	3,068	23,163
Cohen & Steers, Inc.	8,597	292,126
Cowen Group, Inc., Class A (a)	44,072	127,809
Diamond Hill Investments Group, Inc.	1,276	108,524
Fifth Street Finance Corp.	55,139	576,203
Financial Engines, Inc.	22,292	1,016,292
GAMCO Investors, Inc., Class A	2,749	152,322
Golub Capital BDC, Inc.	15,676	274,330
GSV Capital Corp. (a)	8,776	68,979
Horizon Technology Finance Corp.	3,633	49,917
JMP Group, Inc.	7,232	48,021
KCAP Financial, Inc.	12,867	144,882
Manning & Napier, Inc.	6,222	110,503
MCG Capital Corp.	32,684	170,284
Medley Capital Corp.	13,195	179,188
MVC Capital, Inc.	10,877	136,941
National Financial Partners Corp. (a)	18,297	463,097
New Mountain Finance Corp. (a)	14,169	200,633
NGP Capital Resources Co.	9,623	58,989
Oppenheimer Holdings, Inc.	4,496	85,604
Pzena Investment Management, Inc., Class A	5,122	33,396
Resource America, Inc., Class A	5,628	47,838
Solar Capital Ltd.	20,510	473,576
Solar Senior Capital Ltd.	5,256	96,763
TCP Capital Corp.	11,679	195,857
THL Credit, Inc.	11,854	180,062
TICC Capital Corp.	24,061	231,467
Virtus Investment Partners, Inc. (a)	2,646	466,410
Westwood Holdings Group, Inc.	3,154	135,370
WhiteHorse Finance, Inc.	3,049	48,022
WisdomTree Investments, Inc. (a)	45,730	529,096

		8,003,435

Auto Parts — 0.8%
American Axle & Manufacturing Holdings, Inc. (a)	30,651	571,028
Dana Holding Corp.	66,909	1,288,668
Dorman Products, Inc.	11,491	524,334
Federal-Mogul Corp., Class A (a)	8,408	85,846
Fuel Systems Solutions, Inc. (a)	6,399	114,478
Gentherm, Inc. (a)	15,188	282,041
Meritor, Inc. (a)	44,476	313,556
Remy International, Inc.	6,200	115,134
Standard Motor Products, Inc.	9,050	310,777
Stoneridge, Inc. (a)	12,988	151,180
Superior Industries International, Inc.	10,583	182,134
Tenneco, Inc. (a)	27,711	1,254,754
Tower International, Inc. (a)	2,785	55,115

		5,249,045

Auto Services — 0.2%
Cooper Tire & Rubber Co.	28,858	957,220

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	55

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Back Office Support, HR & Consulting — 2.1%
The Advisory Board Co. (a)(b)	16,160	$883,144
Angie’s List, Inc. (a)	19,244	510,928
Barrett Business Services, Inc.	3,225	168,377
CBIZ, Inc. (a)	17,268	115,868
CDI Corp.	6,361	90,072
Convergys Corp.	47,878	834,513
The Corporate Executive Board Co.	15,318	968,404
CoStar Group, Inc. (a)(b)	12,999	1,677,781
CRA International, Inc. (a)	4,625	85,424
Dice Holdings, Inc. (a)(b)	18,571	171,039
ExlService Holdings, Inc. (a)	14,814	437,902
Forrester Research, Inc.	5,725	210,050
FTI Consulting, Inc. (a)	18,360	603,860
GP Strategies Corp. (a)	6,712	159,880
The Hackett Group, Inc.	11,769	61,081
Heidrick & Struggles International, Inc.	8,233	137,656
Huron Consulting Group, Inc. (a)	10,600	490,144
ICF International, Inc. (a)	8,978	282,897
Innovative Solutions & Support, Inc.	5,524	35,354
Insperity, Inc.	10,237	310,181
Kelly Services, Inc., Class A	12,222	213,518
Kforce, Inc.	12,358	180,427
Korn/Ferry International (a)	22,181	415,672
Liquidity Services, Inc. (a)(b)	11,314	392,256
MAXIMUS, Inc.	15,561	1,158,983
Monster Worldwide, Inc. (a)(b)	53,139	260,912
Navigant Consulting, Inc. (a)	22,978	275,736
On Assignment, Inc. (a)	20,818	556,257
PRGX Global, Inc. (a)	12,885	70,739
Resources Connection, Inc.	18,595	215,702
RPX Corp. (a)	14,696	246,893
ServiceSource International, Inc. (a)	27,782	258,928
SYKES Enterprises, Inc. (a)	17,864	281,537
TeleTech Holdings, Inc. (a)(b)	9,083	212,815
TrueBlue, Inc. (a)	18,559	390,667
WageWorks, Inc. (a)	11,359	391,318

		13,756,915

Banks: Diversified — 7.2%
1st Source Corp.	6,991	166,106
1st United Bancorp, Inc.	13,813	92,823
Access National Corp.	3,424	44,444
Ambac Financial Group, Inc. (a)	20,505	488,634
American National BankShares, Inc.	3,679	85,500
Ameris Bancorp (a)	10,989	185,165
Ames National Corp.	4,224	96,138
Arrow Financial Corp.	4,881	120,805
Bancfirst Corp.	3,235	150,589
Banco Latinoamericana De Comercio Exterior SA	13,339	298,660
The Bancorp, Inc. (a)	15,074	225,959
BancorpSouth, Inc.	43,477	769,543
Bank of Kentucky Financial Corp.	2,826	80,371
Bank of Marin Bancorp	2,514	100,560
Bank of the Ozarks, Inc.	14,209	615,676
Banner Corp.	8,914	301,204
Bar Harbor Bankshares	1,825	66,704
BBCN Bancorp, Inc.	36,117	513,584
BBX Capital Corp. (a)	3,240	41,828
BNC Bancorp	8,047	91,897
Boston Private Financial Holdings, Inc.	36,489	388,243
Bridge Bancorp, Inc.	4,130	92,925
Bridge Capital Holdings (a)	4,387	69,578
Bryn Mawr Bank Corp.	6,139	146,906
C&F Financial Corp.	1,525	84,988
Camden National Corp.	3,545	125,741
Capital City Bank Group, Inc. (a)	5,624	64,845
Capitol Federal Financial, Inc.	67,391	818,127

Common Stocks	Shares	Value
Banks: Diversified (continued)
Cardinal Financial Corp.	13,801	$202,047
Cascade Bancorp (a)	3,048	18,928
Cathay General Bancorp	36,034	733,292
Center Bancorp, Inc.	5,598	71,039
Centerstate Banks, Inc.	13,926	120,878
Central Pacific Financial Corp. (a)	10,041	180,738
Century Bancorp, Inc., Class A	1,584	55,440
Charter Financial Corp.	10,198	102,796
Chemical Financial Corp.	12,668	329,241
Chemung Financial Corp.	1,521	50,938
Citizens & Northern Corp.	5,753	111,148
City Holding Co.	7,233	281,725
CNB Financial Corp.	5,862	99,302
CoBiz Financial, Inc.	16,409	136,195
Columbia Banking System, Inc.	23,355	556,083
Community Bank System, Inc.	18,334	565,604
Community Trust Bancorp, Inc.	6,490	231,174
CommunityOne Bancorp (a)	4,799	38,920
Crescent Financial Bancshares, Inc. (a)	5,192	22,741
CU Bancorp (a)	4,171	65,902
Customers Bancorp, Inc. (a)	9,000	146,250
CVB Financial Corp.	41,943	493,250
Eagle Bancorp, Inc. (a)	10,191	228,070
Enterprise Bancorp, Inc.	3,231	59,741
Enterprise Financial Services Corp.	8,351	133,282
EverBank Financial Corp.	36,538	605,069
Farmers Capital Bank Corp. (a)	3,346	72,575
Fidelity Southern Corp. (a)	4,745	58,696
Financial Institutions, Inc.	6,392	117,677
First Bancorp, Inc.	4,452	77,821
First Bancorp, North Carolina	8,950	126,195
First Bancorp, Puerto Rico (a)	33,028	233,838
First Busey Corp.	33,632	151,344
First Commonwealth Financial Corp.	44,985	331,539
First Community Bancshares, Inc.	8,283	129,877
First Connecticut Bancorp, Inc.	7,834	109,049
First Financial Bancorp	26,623	396,683
First Financial Bankshares, Inc.	14,436	803,508
First Financial Corp.	5,207	161,365
First Interstate Bancsystem, Inc.	7,949	164,783
First M&F Corp.	3,715	58,734
First Merchants Corp.	13,223	226,774
First Midwest Bancorp, Inc.	34,344	471,200
First NBC Bank Holding Co.	1,885	45,994
The First of Long Island Corp.	3,673	121,907
First Security Group, Inc. (a)	28,323	61,461
FirstMerit Corp.	75,660	1,515,470
Flagstar Bancorp, Inc. (a)	8,965	125,151
FNB Corp.	66,158	799,189
German American Bancorp, Inc.	5,909	133,071
Glacier Bancorp, Inc.	32,940	730,939
Guaranty Bancorp	6,877	78,054
Hampton Roads Bankshares, Inc. (a)	14,526	18,739
Hancock Holding Co.	38,677	1,163,017
Hanmi Financial Corp. (a)	14,480	255,862
Heartland Financial USA, Inc.	6,827	187,674
Heritage Commerce Corp. (a)	9,712	67,984
Heritage Oaks Bancorp (a)	9,523	58,757
Home Bancshares, Inc.	20,694	537,423
Horizon Bancorp	3,902	79,640
Hudson Valley Holding Corp.	7,521	127,707
IBERIABANK Corp.	13,564	727,166
Independent Bank Corp. (b)	10,461	360,904
Independent Bank Group, Inc. (a)	1,703	51,771
International Bancshares Corp.	24,432	551,675
Intervest Bancshares Corp. (a)	7,962	53,186
Investors Bancorp, Inc.	21,161	446,074

See Notes to Financial Statements.

56	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Banks: Diversified (continued)
Janus Capital Group, Inc.	67,784	$576,842
Lakeland Bancorp, Inc.	13,847	144,424
Lakeland Financial Corp.	7,585	210,484
LCNB Corp.	2,586	57,823
Macatawa Bank Corp. (a)	10,602	53,434
MainSource Financial Group, Inc.	9,409	126,363
MB Financial, Inc.	25,044	671,179
Mercantile Bank Corp.	4,015	72,150
Merchants Bancshares, Inc.	2,559	75,670
Meridian Interstate Bancorp, Inc. (a)	3,846	72,420
Metro Bancorp, Inc. (a)	6,516	130,515
MetroCorp Bancshares, Inc.	7,377	72,000
Middleburg Financial Corp.	2,525	48,228
Midsouth Bancorp, Inc.	3,879	60,241
NASB Financial, Inc. (a)	1,906	49,880
National Bank Holdings Corp. Class A	23,747	467,816
National Bankshares, Inc.	3,272	116,254
National Penn Bancshares, Inc.	53,611	544,688
NBT Bancorp, Inc.	20,108	425,686
Newbridge Bancorp (a)	11,274	67,531
Northrim Bancorp, Inc.	3,043	73,610
OFG Bancorp	20,885	378,227
Old National Bancorp	46,368	641,269
Pacific Continental Corp.	8,345	98,471
Pacific Premier Bancorp, Inc. (a)	6,817	83,304
PacWest Bancorp	17,374	532,513
Palmetto Bancshares, Inc. (a)	2,000	26,000
Park National Corp.	5,297	364,381
Park Sterling Corp. (a)	20,640	121,982
Peapack-Gladstone Financial Corp.	4,203	73,552
Penns Woods Bancorp, Inc.	1,811	75,808
Peoples Bancorp, Inc.	5,004	105,484
Pinnacle Financial Partners, Inc. (a)(b)	16,026	412,028
Preferred Bank (a)	5,405	89,074
PrivateBancorp, Inc.	29,630	628,452
Prosperity Bancshares, Inc.	27,483	1,423,345
Provident Financial Services, Inc.	27,263	430,210
Renasant Corp.	11,605	282,466
Republic Bancorp, Inc., Class A	4,546	99,648
Rockville Financial, Inc.	12,594	164,730
Roma Financial Corp.	3,414	61,998
S&T Bancorp, Inc.	13,592	266,403
Sandy Spring Bancorp, Inc.	11,395	246,360
SCBT Financial Corp.	7,781	392,085
Seacoast Banking Corp. of Florida (a)	34,002	74,804
Sierra Bancorp	5,669	83,901
Simmons First National Corp., Class A	7,639	199,302
Southside Bancshares, Inc.	8,245	196,891
Southwest Bancorp, Inc. (a)	9,069	119,711
State Bank Financial Corp.	14,650	220,189
StellarOne Corp.	10,460	205,539
Stellus Capital Investment Corp.	5,408	81,390
Sterling Bancorp	14,328	166,491
Sterling Financial Corp.	15,508	368,780
Suffolk Bancorp (a)	5,209	85,115
Sun Bancorp, Inc. (a)	18,630	63,156
Susquehanna Bancshares, Inc.	85,141	1,094,062
SY Bancorp, Inc.	6,343	155,594
Taylor Capital Group, Inc. (a)(b)	7,873	132,975
Texas Capital Bancshares, Inc. (a)	18,624	826,161
Tompkins Trustco, Inc.	6,563	296,582
Towne Bank	12,145	178,774
Trico Bancshares	7,403	157,906
Tristate Capital Holdings, Inc. (a)	2,932	40,315
TrustCo Bank Corp. NY	43,592	237,140
Trustmark Corp.	30,756	755,982

Common Stocks	Shares	Value
Banks: Diversified (concluded)
UMB Financial Corp.	14,846	$826,477
Umpqua Holdings Corp.	51,142	767,641
Union First Market Bankshares Corp.	9,325	192,002
United Bankshares, Inc.	10,792	285,448
United Community Banks, Inc. (a)	19,699	244,662
United Community Financial Corp. (a)	17,501	81,380
Univest Corp. of Pennsylvania	7,765	148,079
Virginia Commerce Bancorp, Inc. (a)	12,448	173,774
Washington Banking Co.	7,124	101,161
Washington Trust Bancorp, Inc.	6,700	191,084
Webster Financial Corp.	41,129	1,056,193
WesBanco, Inc.	11,911	314,808
West Bancorp., Inc.	7,360	86,480
Westamerica Bancorp	12,386	565,916
Western Alliance Bancorp (a)	33,861	536,020
Wilshire Bancorp, Inc. (b)	28,484	188,564
Wintrust Financial Corp.	16,905	647,123
Yadkin Financial Corp. (a)	6,409	89,982

		47,310,391

Banks: Savings, Thrift & Mortgage Lending — 1.1%
Apollo Residential Mortgage, Inc.	14,591	240,460
Astoria Financial Corp.	40,240	433,787
Bank Mutual Corp.	21,466	121,068
BankFinancial Corp.	9,720	82,620
Beneficial Mutual Bancorp, Inc. (a)	14,641	122,984
Berkshire Hills Bancorp, Inc.	11,493	319,046
BofI Holding, Inc. (a)	5,510	252,468
Brookline Bancorp, Inc.	32,027	277,994
Clifton Savings Bancorp, Inc.	4,083	48,384
Dime Community Bancshares, Inc.	14,562	223,090
Doral Financial Corp. (a)	58,890	48,879
ESB Financial Corp.	5,892	71,470
ESSA Bancorp, Inc.	4,059	44,487
First Defiance Financial Corp.	4,473	100,866
First Federal Bancshares of Arkansas, Inc. (a)	1,552	12,261
First Financial Holdings, Inc.	7,580	160,772
First Financial Northwest, Inc.	7,567	78,016
First Pactrust Bancorp, Inc.	4,975	67,561
Flushing Financial Corp.	14,096	231,879
Fox Chase Bancorp, Inc.	5,688	96,696
Franklin Financial Corp.	4,928	88,753
Great Southern Bancorp, Inc.	4,772	128,653
Heritage Financial Corp.	7,092	103,898
Hingham Institution for Savings	570	38,692
Home Bancorp, Inc. (a)	3,036	56,166
Home Federal Bancorp, Inc.	6,694	85,282
Home Loan Servicing Solutions Ltd. (b)	25,901	620,847
HomeStreet, Inc.	5,830	125,053
Kearny Financial Corp. (a)	6,664	69,905
Northfield Bancorp, Inc.	26,275	307,943
Northwest Bancshares, Inc.	42,795	578,160
OceanFirst Financial Corp.	6,319	98,260
OmniAmerican Bancorp, Inc. (a)	5,259	115,856
Oritani Financial Corp.	20,748	325,329
Provident Financial Holdings, Inc.	4,188	66,505
Provident New York Bancorp	20,126	187,977
Territorial Bancorp, Inc.	4,851	109,681
United Financial Bancorp, Inc.	9,019	136,638
ViewPoint Financial Group, Inc.	18,090	376,453
Waterstone Financial, Inc. (a)	3,377	34,310
Westfield Financial, Inc.	8,863	62,041
WSFS Financial Corp.	3,567	186,875

		6,938,065

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	57

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Beverage: Brewers & Distillers — 0.1%
The Boston Beer Co., Inc., Class A (a)(b)	3,749	$639,729
Craft Brew Alliance, Inc. (a)	4,757	39,198

		678,927

Beverage: Soft Drinks — 0.0%
Coca-Cola Bottling Co. Consolidated	2,108	128,904
Farmer Bros. Co. (a)	2,762	38,834
National Beverage Corp.	5,226	91,298

		259,036

Biotechnology — 3.6%
Accelrys, Inc. (a)	25,485	214,074
Acorda Therapeutics, Inc. (a)	18,476	609,523
Aegerion Pharmaceuticals, Inc. (a)	13,136	832,034
Albany Molecular Research, Inc. (a)	10,527	124,956
Alimera Sciences, Inc. (a)	7,659	37,376
Alnylam Pharmaceuticals, Inc. (a)	26,468	820,773
AMAG Pharmaceuticals, Inc. (a)	9,845	219,051
Amicus Therapeutics, Inc. (a)	13,682	31,879
Arena Pharmaceuticals, Inc. (a)(b)	99,258	764,287
ArQule, Inc. (a)	27,072	62,807
Array Biopharma, Inc. (a)	53,301	241,987
Astex Pharmaceuticals (a)	43,225	177,655
AVEO Pharmaceuticals, Inc. (a)	23,467	58,668
BioDelivery Sciences International, Inc. (a)	13,550	55,013
BioTime, Inc. (a)(b)	16,754	66,346
Cell Therapeutics, Inc. (a)	50,899	53,444
Celldex Therapeutics, Inc. (a)(b)	36,869	575,525
Cepheid, Inc. (a)	30,570	1,052,219
Chelsea Therapeutics International, Inc. (a)	30,405	69,932
ChemoCentryx, Inc. (a)(b)	11,060	156,388
Clovis Oncology, Inc. (a)	6,336	424,385
Cornerstone Therapeutics, Inc. (a)	3,918	31,344
Coronado Biosciences, Inc. (a)	10,029	86,249
Curis, Inc. (a)	36,670	116,977
Cytokinetics, Inc. (a)	11,220	129,815
Cytori Therapeutics, Inc. (a)	28,521	65,598
Dendreon Corp. (a)(b)	71,857	296,051
Durata Therapeutics, Inc. (a)	5,997	43,178
Dyax Corp. (a)(b)	49,886	172,606
Dynavax Technologies Corp. (a)	83,850	92,235
Emergent Biosolutions, Inc. (a)	12,383	178,563
Enzon Pharmaceuticals, Inc.	17,325	34,650
Epizyme, Inc. (a)	2,661	74,854
Exact Sciences Corp. (a)(b)	29,226	406,534
Exelixis, Inc. (a)	83,785	380,384
Fibrocell Science, Inc. (a)	7,438	45,521
Furiex Pharmaceuticals, Inc. (a)	3,048	103,845
Galena Biopharma, Inc. (a)	37,733	83,767
GenMark Diagnostics, Inc. (a)	13,161	136,085
Genomic Health, Inc. (a)	7,596	240,869
Geron Corp. (a)	59,665	89,498
GTx, Inc. (a)	12,035	79,431
Halozyme Therapeutics, Inc. (a)(b)	40,553	321,991
Harvard Bioscience, Inc. (a)	11,576	54,754
Horizon Pharma, Inc. (a)	23,205	57,084
Hyperion Therapeutics, Inc. (a)	3,789	83,358
Idenix Pharmaceuticals, Inc. (a)	45,341	163,681
ImmunoGen, Inc. (a)	38,572	639,910
Immunomedics, Inc. (a)	33,441	181,919
Insmed, Inc. (a)	12,816	153,279
Insys Therapeutics, Inc. (a)	2,306	31,915
Intercept Pharmaceuticals, Inc. (a)	2,842	127,435
InterMune, Inc. (a)	37,223	358,085
KaloBios Pharmaceuticals, Inc. (a)	4,083	23,110
Keryx Biopharmaceuticals, Inc. (a)	37,319	278,773
Lexicon Pharmaceuticals, Inc. (a)(b)	103,334	224,235

Common Stocks	Shares	Value
Biotechnology (concluded)
Ligand Pharmaceuticals, Inc. (a)	8,121	$303,888
MannKind Corp. (a)(b)	67,789	440,629
Merrimack Pharmaceuticals, Inc. (a)	41,146	276,913
Momenta Pharmaceuticals, Inc. (a)	21,511	323,956
Nanosphere, Inc. (a)	19,034	58,434
Nektar Therapeutics (a)(b)	52,648	608,084
Neurocrine Biosciences, Inc. (a)	30,438	407,260
NewLink Genetics Corp. (a)	7,668	151,213
Novavax, Inc. (a)	61,745	126,577
NPS Pharmaceuticals, Inc. (a)(b)	45,682	689,798
Omeros Corp. (a)(b)	13,553	68,307
OncoGenex Pharmaceutical, Inc. (a)	6,739	66,042
Opko Health, Inc. (a)(b)	64,668	459,143
Orexigen Therapeutics, Inc. (a)	43,075	251,989
Osiris Therapeutics, Inc. (a)	7,599	76,522
Pacific Biosciences of California, Inc. (a)	20,195	50,891
PDL BioPharma, Inc.	63,861	493,007
Peregrine Pharmaceuticals, Inc. (a)	62,245	80,296
Peregrine Semiconductor Corp. (a)	11,910	129,938
Progenics Pharmaceuticals, Inc. (a)	23,123	103,129
Prothena Corp. Plc (a)	5,293	68,333
Puma Biotechnology, Inc. (a)	10,070	446,806
Raptor Pharmaceutical Corp. (a)	25,297	236,527
Regulus Therapeutics, Inc. (a)	4,137	40,584
Repligen Corp. (a)	14,293	117,774
Repros Therapeutics, Inc. (a)	8,519	157,176
Rigel Pharmaceuticals, Inc. (a)(b)	39,648	132,424
Rockwell Medical, Inc. (a)	17,954	64,814
RTI Surgical, Inc. (a)	25,682	96,564
Sangamo Biosciences, Inc. (a)	24,505	191,384
Sarepta Therapeutics, Inc. (a)	14,536	553,095
Sequenom, Inc. (a)(b)	52,587	221,391
Stemline Therapeutics, Inc. (a)	4,138	98,650
Sucampo Pharmaceuticals, Inc., Class A (a)	6,171	40,605
Sunesis Pharmaceuticals, Inc. (a)	14,720	76,691
Symmetry Medical, Inc. (a)	16,994	143,089
Synageva BioPharma Corp. (a)(b)	7,756	325,752
Synergy Pharmaceuticals, Inc. (a)	36,502	157,689
Synta Pharmaceuticals Corp. (a)	18,683	93,228
Targacept, Inc. (a)	12,674	54,118
TESARO, Inc. (a)	6,087	199,288
Threshold Pharmaceuticals, Inc. (a)	21,454	112,848
Trius Therapeutics, Inc. (a)(b)	16,895	137,187
Vanda Pharmaceuticals, Inc. (a)	12,995	105,000
Verastem, Inc. (a)	6,414	89,026
ViroPharma, Inc. (a)(b)	29,752	852,395
West Pharmaceutical Services, Inc.	15,752	1,106,736
Wright Medical Group, Inc. (a)	18,405	482,395
XOMA Corp. (a)	28,758	104,392
ZIOPHARM Oncology, Inc. (a)(b)	31,123	65,358

		23,973,240

Building Materials — 1.0%
Acuity Brands, Inc.	19,523	1,474,377
BlueLinx Holdings, Inc. (a)	15,573	33,482
Builders FirstSource, Inc. (a)	20,498	122,578
Gibraltar Industries, Inc. (a)	13,981	203,563
Griffon Corp.	20,355	228,994
Headwaters, Inc. (a)	33,482	295,981
Louisiana-Pacific Corp. (a)	63,453	938,470
LSI Industries, Inc.	9,619	77,818
NCI Building Systems, Inc. (a)	9,424	144,093
Patrick Industries, Inc. (a)	3,016	62,702
PGT, Inc. (a)	15,100	130,917
Quanex Building Products Corp.	16,919	284,916
Revolution Lighting Technologies, Inc. (a)	13,528	54,112
Simpson Manufacturing Co., Inc.	18,469	543,358

See Notes to Financial Statements.

58	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Building Materials (concluded)
Texas Industries, Inc. (a)	9,928	$646,710
Trex Co., Inc. (a)(b)	7,831	371,894
Watsco, Inc.	11,718	983,843

		6,597,808

Building: Climate Control — 0.1%
Aaon, Inc.	8,550	282,834
Comfort Systems USA, Inc.	17,005	253,715
Nortek, Inc. (a)	4,072	262,359

		798,908

Building: Roofing, Wallboard & Plumbing — 0.3%
Beacon Roofing Supply, Inc. (a)(b)	22,173	839,913
USG Corp. (a)	34,661	798,936

		1,638,849

Casinos & Gambling — 0.4%
Ameristar Casinos, Inc.	15,032	395,191
Boyd Gaming Corp. (a)	25,801	291,551
Caesars Entertainment Corp. (a)	16,851	230,859
Isle of Capri Casinos, Inc. (a)	9,686	72,645
Monarch Casino & Resort, Inc. (a)	3,914	65,990
Multimedia Games Holding Co., Inc. (a)	13,174	343,446
Pinnacle Entertainment, Inc. (a)	26,595	523,124
Scientific Games Corp., Class A (a)(b)	21,801	245,261
WMS Industries, Inc. (a)	24,947	636,398

		2,804,465

Cement — 0.0%
US Concrete, Inc. (a)	6,041	99,193

Chemicals: Diversified — 1.2%
Aceto Corp.	12,497	174,083
American Vanguard Corp.	13,017	304,988
Axiall Corp.	31,801	1,354,087
Chemtura Corp. (a)	44,796	909,359
Hawkins, Inc.	4,288	168,904
Innophos Holdings, Inc.	9,997	471,559
KMG Chemicals, Inc.	3,665	77,332
Landec Corp. (a)	11,837	156,367
LSB Industries, Inc. (a)	8,708	264,810
Olin Corp.	36,596	875,376
OM Group, Inc. (a)	14,563	450,288
Omnova Solutions, Inc. (a)	21,445	171,774
Penford Corp. (a)	4,144	55,488
PolyOne Corp.	45,292	1,122,336
Sensient Technologies Corp.	22,813	923,242
Taminco Corp. (a)	7,157	145,931

		7,625,924

Chemicals: Specialty — 0.6%
Balchem Corp.	13,525	605,244
Calgon Carbon Corp. (a)(b)	24,663	411,379
FutureFuel Corp.	9,827	139,248
GSE Holding, Inc. (a)	3,446	19,952
Innospec, Inc.	10,720	430,729
Kraton Performance Polymers, Inc. (a)	14,808	313,930
Polypore International, Inc. (a)	21,226	855,408
Quaker Chemical Corp.	5,994	371,688
Stepan Co.	8,567	476,411
Zep, Inc.	10,311	163,223

		3,787,212

Coal — 0.2%
Arch Coal, Inc.	96,640	365,299
Cloud Peak Energy, Inc. (a)(b)	27,693	456,381
Hallador Energy Co.	3,797	30,566
KiOR, Inc., Class A (a)	19,657	112,241
L&L Energy, Inc. (a)	13,453	48,162

Common Stocks	Shares	Value
Coal (concluded)
Walter Energy, Inc.	28,438	$295,755
Westmoreland Coal Co. (a)	5,285	59,351

		1,367,755

Commercial Banks — 0.0%
HomeTrust Bancshares, Inc. (a)	9,619	163,138

Commercial Finance & Mortgage Companies — 0.2%
Capital Bank Financial Corp., Class A (a)	11,227	213,201
Federal Agricultural Mortgage Corp., Class B	4,656	134,465
Garrison Capital, Inc.	2,592	39,969
Medallion Financial Corp.	8,474	117,873
Meta Financial Group, Inc.	2,379	62,520
NewStar Financial, Inc. (a)(b)	12,017	160,066
PennantPark Floating Rate Capital Ltd.	4,512	63,800
PennyMac Financial Services, Inc. (a)(c)	5,696	121,154
Walker & Dunlop, Inc. (a)	7,461	130,568

		1,043,616

Commercial Services & Supplies — 0.1%
ARC Document Solutions, Inc. (a)	17,203	68,812
LifeLock, Inc. (a)	27,572	322,868
National Research Corp. (a)	3,826	68,868
National Research Corp. Class B	588	20,545
National Technical Systems, Inc. (a)	2,999	41,956
Performant Financial Corp. (a)	10,098	117,036

		640,085

Commercial Services: Rental & Leasing — 0.5%
Aircastle Ltd.	31,086	497,065
CAI International, Inc. (a)	7,782	183,422
Electro Rent Corp.	8,593	144,277
H&E Equipment Services, Inc.	13,543	285,351
Marlin Business Services, Inc.	3,784	86,200
McGrath RentCorp	11,488	392,430
Mobile Mini, Inc. (a)	17,489	579,760
PHH Corp. (a)	25,993	529,737
TAL International Group, Inc.	15,402	671,065

		3,369,307

Commercial Vehicles & Parts — 0.2%
Accuride Corp. (a)(b)	18,342	92,811
Commercial Vehicle Group, Inc. (a)	10,936	81,583
Miller Industries, Inc.	5,103	78,484
Modine Manufacturing Co. (a)	21,529	234,235
Rush Enterprises, Inc., Class A (a)	15,739	389,540
Spartan Motors, Inc.	15,593	95,429
Wabash National Corp. (a)	31,244	318,064

		1,290,146

Communications Equipment — 0.0%
Ruckus Wireless, Inc. (a)	19,792	253,536

Communications Technology — 2.3%
Adtran, Inc.	27,009	664,692
Alliance Fiber Optic Products, Inc.	2,598	51,934
Anaren, Inc. (a)	5,310	121,811
Anixter International, Inc. (a)	12,346	935,950
Aruba Networks, Inc. (a)(b)	51,936	797,737
Aviat Networks, Inc. (a)	27,927	73,169
Bel Fuse, Inc.	4,511	60,673
Black Box Corp.	7,350	186,102
Calix, Inc. (a)	18,284	184,668
Ciena Corp. (a)(b)	46,258	898,330
Comtech Telecommunications Corp.	7,649	205,682
Cyan, Inc. (a)	3,561	37,213
Datalink Corp. (a)	7,176	76,353
Digi International, Inc. (a)	11,778	110,360
DigitalGlobe, Inc. (a)	33,914	1,051,673

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	59

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Technology (concluded)
Emulex Corp. (a)	41,239	$268,878
Extreme Networks, Inc. (a)	42,445	146,435
Finisar Corp. (a)	42,558	721,358
General Cable Corp.	22,590	694,643
Globecomm Systems, Inc. (a)	10,771	136,146
GSI Technology, Inc. (a)	9,394	59,370
Harmonic, Inc. (a)	51,538	327,266
Infinera Corp. (a)	52,826	563,653
InterDigital, Inc.	18,759	837,589
Ixia (a)	25,691	472,714
KVH Industries, Inc. (a)	7,073	94,142
Loral Space & Communications Ltd.	5,935	355,981
NeoPhotonics Corp. (a)	9,187	79,835
Net Element International, Inc. (a)	900	4,671
NETGEAR, Inc. (a)	17,543	535,763
Numerex Corp., Class A (a)	6,270	69,973
Oplink Communications, Inc. (a)	8,673	150,650
ParkerVision, Inc. (a)	40,287	183,306
PC-Tel, Inc.	8,438	71,554
Plantronics, Inc.	19,723	866,234
Procera Networks, Inc. (a)	9,390	128,925
QLogic Corp. (a)	40,578	387,926
SeaChange International, Inc. (a)	14,825	173,601
Shoretel, Inc. (a)	26,502	106,803
Sonus Networks, Inc. (a)	98,538	296,599
TeleNav, Inc. (a)	7,936	41,505
Tellabs, Inc.	162,122	321,002
Viasat, Inc. (a)	18,017	1,287,495
Westell Technologies, Inc., Class A (a)	20,358	48,656

		14,889,020

Computer Services Software & Systems — 5.9%
ACI Worldwide, Inc. (a)(d)	18,150	843,612
The Active Network, Inc. (a)	24,478	185,298
Actuate Corp. (a)	21,674	143,915
Acxiom Corp. (a)	33,692	764,135
American Software, Inc., Class A	11,086	96,337
Aspen Technology, Inc. (a)	42,704	1,229,448
AVG Technologies NV (a)	10,883	211,674
Avid Technology, Inc. (a)	14,039	82,549
Bankrate, Inc. (a)	21,088	302,824
Bazaarvoice, Inc. (a)	21,777	205,139
Blackbaud, Inc.	20,803	677,554
Blucora, Inc. (a)	18,663	346,012
Bottomline Technologies, Inc. (a)	17,254	436,354
Brightcove, Inc. (a)	12,738	111,585
BroadSoft, Inc. (a)	12,786	352,894
CACI International, Inc., Class A (a)	10,497	666,455
Callidus Software, Inc. (a)	17,152	113,032
Ciber, Inc. (a)	33,825	112,976
CommVault Systems, Inc. (a)	21,171	1,606,667
Computer Task Group, Inc.	7,077	162,559
ComScore, Inc. (a)	16,279	397,045
Cornerstone OnDemand, Inc. (a)(b)	18,380	795,670
CSG Systems International, Inc. (b)	15,438	335,005
DealerTrack Technologies, Inc. (a)(b)	19,830	702,577
Demand Media, Inc. (a)	16,283	97,698
Demandware, Inc. (a)	7,301	309,635
Digimarc Corp.	2,911	60,461
Digital River, Inc. (a)	16,077	301,765
EarthLink, Inc.	46,915	291,342
Ebix, Inc.	14,108	130,640
Envestnet, Inc. (a)(b)	10,297	253,306
EPAM Systems, Inc. (a)	9,934	270,006
EPIQ Systems, Inc.	14,350	193,295
ePlus, Inc.	1,715	102,711
ExactTarget, Inc. (a)	19,478	656,798

Common Stocks	Shares	Value
Computer Services Software & Systems (continued)
Guidance Software, Inc. (a)	7,560	$66,074
Guidewire Software, Inc. (a)	19,093	802,861
ICG Group, Inc. (a)	17,337	197,642
iGate Corp. (a)	15,808	259,567
Imperva, Inc. (a)	9,182	413,557
Infoblox, Inc. (a)	22,790	666,835
Interactive Intelligence Group, Inc. (a)(b)	7,056	364,090
Internap Network Services Corp. (a)	24,450	202,202
IntraLinks Holdings, Inc. (a)	17,372	126,121
Jive Software, Inc. (a)	18,013	327,296
Keynote Systems, Inc.	7,411	146,441
The KEYW Holding Corp. (a)	14,451	191,476
Limelight Networks, Inc. (a)	24,482	55,085
Lionbridge Technologies, Inc. (a)	26,409	76,586
LivePerson, Inc. (a)(b)	25,146	225,182
LogMeIn, Inc. (a)	11,061	270,552
Manhattan Associates, Inc. (a)(b)	8,874	684,718
Mantech International Corp., Class A	10,760	281,051
Mentor Graphics Corp.	43,447	849,389
Mercury Systems, Inc. (a)(b)	14,715	135,672
MicroStrategy, Inc., Class A (a)	4,116	357,927
Millennial Media, Inc. (a)	16,026	139,586
Mitek Systems, Inc. (a)	10,116	58,471
Moduslink Global Solutions, Inc. (a)	16,791	53,395
Monotype Imaging Holdings, Inc.	17,398	442,083
NetScout Systems, Inc. (a)	16,513	385,413
NIC, Inc.	29,586	489,057
OpenTable, Inc. (a)	10,385	664,121
PDF Solutions, Inc. (a)	11,442	210,876
Pegasystems, Inc.	7,936	262,840
Perficient, Inc. (a)	15,201	202,781
Progress Software Corp. (a)	25,135	578,356
Proofpoint, Inc. (a)	9,914	240,216
PROS Holdings, Inc. (a)	10,263	307,377
PTC, Inc. (a)	54,499	1,336,861
QAD, Inc., Class A	2,721	31,237
QLIK Technologies, Inc. (a)	39,651	1,120,934
RealNetworks, Inc. (a)	10,319	78,012
RealPage, Inc. (a)(b)	21,154	387,964
Reis, Inc. (a)	3,679	68,025
Responsys, Inc. (a)(b)	16,802	240,437
Sapiens International Corp. NV	7,602	43,636
Sapient Corp. (a)	50,326	657,258
SciQuest, Inc. (a)	10,339	258,992
Shutterstock, Inc. (a)(b)	3,370	187,979
Sourcefire, Inc. (a)(b)	14,195	788,532
Spark Networks, Inc. (a)	7,918	66,907
SPS Commerce, Inc. (a)	6,825	375,375
SS&C Technologies Holdings, Inc. (a)	26,497	871,751
Support.com, Inc. (a)	22,899	104,648
Synchronoss Technologies, Inc. (a)(b)	13,266	409,521
SYNNEX Corp. (a)(b)	11,991	506,980
Syntel, Inc.	7,032	442,102
Tangoe, Inc. (a)	14,091	217,424
TechTarget, Inc. (a)	6,576	29,395
TeleCommunication Systems, Inc., Class A (a)	21,028	48,995
Tyler Technologies, Inc. (a)	14,351	983,761
Ultimate Software Group, Inc. (a)(b)	12,597	1,477,502
Unisys Corp. (a)	20,134	444,357
United Online, Inc.	42,229	320,096
Unwired Planet, Inc. (a)	28,985	56,521
VASCO Data Security International, Inc. (a)	13,274	110,307
Verint Systems, Inc. (a)	23,975	850,393
VirnetX Holding Corp. (a)(b)	19,252	384,848
Virtusa Corp. (a)	9,287	205,800
Web.com Group, Inc. (a)(b)	19,075	488,320
Yelp, Inc. (a)	13,551	471,168

See Notes to Financial Statements.

60	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Computer Services Software & Systems (concluded)
Zillow, Inc. (a)	9,481	$533,780
Zix Corp. (a)	28,298	119,701

		39,003,388

Computer Technology — 0.4%
Cray, Inc. (a)(b)	18,069	354,875
Imation Corp. (a)	15,176	64,195
Immersion Corp. (a)	12,775	169,269
Insight Enterprises, Inc. (a)(b)	19,803	351,305
Intermec, Inc. (a)	27,591	271,220
PC Connection, Inc.	4,160	64,272
Quantum Corp. (a)	97,252	133,235
Radisys Corp. (a)	10,491	50,462
Safeguard Scientifics, Inc. (a)	9,553	153,326
Silicon Graphics International Corp. (a)	15,448	206,694
STEC, Inc. (a)	15,364	103,246
Super Micro Computer, Inc. (a)	14,421	153,439
Synaptics, Inc. (a)	14,809	571,035

		2,646,573

Construction — 0.5%
Aegion Corp. (a)(b)	17,843	401,646
EMCOR Group, Inc.	30,582	1,243,158
Granite Construction, Inc.	17,694	526,574
Great Lakes Dredge & Dock Corp.	27,177	212,524
Orion Marine Group, Inc. (a)	12,479	150,871
Primoris Services Corp.	16,049	316,486
Sterling Construction Co., Inc. (a)	7,440	67,407
Tutor Perini Corp. (a)	16,833	304,509

		3,223,175

Consumer Electronics — 0.2%
RealD, Inc. (a)	18,496	257,094
Skullcandy, Inc. (a)	8,075	44,090
TiVo, Inc. (a)	57,723	637,839
Universal Electronics, Inc. (a)	6,841	192,437
VOXX International Corp. (a)	8,528	104,639
XO Group, Inc. (a)	12,287	137,614
Zagg, Inc. (a)	13,937	74,563

		1,448,276

Consumer Lending — 0.9%
Cash America International, Inc.	13,007	591,298
Credit Acceptance Corp. (a)	3,249	341,307
Encore Capital Group, Inc. (a)	10,630	351,966
Ezcorp, Inc. (a)	23,198	391,582
First Cash Financial Services, Inc. (a)(b)	13,314	655,182
The First Marblehead Corp. (a)	40,932	48,300
Imperial Holdings, Inc. (a)	7,767	53,204
MGIC Investment Corp. (a)	147,867	897,553
MoneyGram International, Inc. (a)	9,812	222,242
Nelnet, Inc., Class A	10,452	377,213
Netspend Holdings, Inc. (a)	16,016	255,775
Nicholas Financial, Inc.	4,680	70,762
Portfolio Recovery Associates, Inc. (a)(b)	7,708	1,184,180
Regional Management Corp. (a)	2,421	60,525
Tree.com, Inc.	2,968	50,872
World Acceptance Corp. (a)	4,245	369,060

		5,921,021

Consumer Services: Miscellaneous — 0.6%
Chuy’s Holdings, Inc. (a)	7,362	282,259
Core-Mark Holdings Co., Inc.	5,219	331,407
Del Frisco’s Restaurant Group, Inc. (a)	4,813	103,046
Move, Inc. (a)	18,202	233,350
NutriSystem, Inc.	13,105	154,377
Sotheby’s	31,107	1,179,266

Common Stocks	Shares	Value
Consumer Services: Miscellaneous (concluded)
Steiner Leisure Ltd. (a)	6,678	$352,999
WEX, Inc. (a)(b)	17,675	1,355,672

		3,992,376

Containers & Packaging — 0.3%
AEP Industries, Inc. (a)	1,973	146,771
Berry Plastics Group, Inc. (a)	25,164	555,370
Graphic Packaging Holding Co. (a)	95,257	737,289
Myers Industries, Inc.	12,893	193,524
UFP Technologies, Inc. (a)	2,503	49,009

		1,681,963

Cosmetics — 0.1%
Elizabeth Arden, Inc. (a)	11,671	526,012
Inter Parfums, Inc.	7,482	213,387
Revlon, Inc., Class A (a)	5,191	114,513

		853,912

Diversified Financial Services — 0.7%
Blackhawk Network Holdings, Inc. (a)	5,193	120,478
California First National Bancorp	1,117	18,430
ConnectOne Bancorp, Inc. (a)	789	24,254
DFC Global Corp. (a)	18,469	255,057
Evercore Partners, Inc., Class A	14,401	565,671
FBR & Co. (a)	4,000	101,040
Fidus Investment Corp.	6,259	117,106
Greenhill & Co., Inc.	12,862	588,308
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	6,645	78,943
Intersections, Inc.	4,262	37,378
JTH Holding, Inc. Class A (a)	1,983	32,224
Main Street Capital Corp.	15,800	437,502
MidwestOne Financial Group, Inc.	3,156	75,933
Outerwall, Inc. (a)	12,809	751,504
Piper Jaffray Cos. (a)	7,863	248,549
Planet Payment, Inc. (a)	19,100	52,716
Stifel Financial Corp. (a)(b)	28,934	1,032,076
Triangle Capital Corp.	12,592	346,406

		4,883,575

Diversified Manufacturing Operations — 0.5%
A.M. Castle & Co. (a)	7,927	124,930
Barnes Group, Inc.	24,497	734,665
Federal Signal Corp. (a)	28,507	249,436
Lydall, Inc. (a)	7,769	113,427
OSI Systems, Inc. (a)	9,082	585,062
Raven Industries, Inc.	16,570	496,769
Standex International Corp.	5,790	305,423
Trimas Corp. (a)	18,057	673,165

		3,282,877

Diversified Materials & Processing — 0.6%
Belden, Inc.	20,055	1,001,346
Cabot Microelectronics Corp. (a)	10,607	350,137
Clarcor, Inc.	22,631	1,181,565
Encore Wire Corp.	9,339	318,460
Harbinger Group, Inc. (a)	15,036	113,371
Insteel Industries, Inc.	8,240	144,365
Koppers Holdings, Inc.	9,424	359,808
NL Industries, Inc.	3,107	35,109
Tredegar Corp.	11,229	288,585
Uranium Energy Corp. (a)(b)	39,174	70,122

		3,862,868

Diversified Media — 0.1%
Belo Corp., Class A	47,293	659,738
EW Scripps Co. (a)	14,209	221,376
Hemisphere Media Group, Inc. (a)	3,826	52,416

		933,530

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	61

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Diversified Retail — 0.5%
The Bon-Ton Stores, Inc.	6,165	$111,278
Fred’s, Inc., Class A	16,707	258,791
Gordmans Stores, Inc. (a)	3,950	53,759
HSN, Inc.	15,417	828,201
Overstock.com, Inc. (a)	5,118	144,328
PriceSmart, Inc.	8,602	753,793
Saks, Inc. (a)	47,628	649,646
Tuesday Morning Corp. (a)	19,507	202,288
ValueVision Media, Inc., Class A (a)	17,808	90,999
Winmark Corp.	1,017	65,973

		3,159,056

Drug & Grocery Store Chains — 0.8%
Arden Group, Inc., Class A	538	59,390
Casey’s General Stores, Inc.	17,483	1,051,777
Harris Teeter Supermarkets	22,533	1,055,896
Ingles Markets, Inc., Class A	5,741	144,960
Nash Finch Co.	5,572	122,640
The Pantry, Inc. (a)	10,718	130,545
PetMed Express, Inc.	9,236	116,374
Rite Aid Corp. (a)	332,588	951,202
Spartan Stores, Inc.	9,951	183,497
SUPERVALU, Inc.	92,618	576,084
Susser Holdings Corp. (a)(b)	8,210	393,095
Village Super Market, Inc., Class A	2,935	97,119
Weis Markets, Inc.	5,033	226,837

		5,109,416

Education Services — 0.5%
American Public Education, Inc. (a)(b)	8,034	298,544
Bridgepoint Education, Inc. (a)	8,300	101,094
Bright Horizons Family Solutions, Inc. (a)	5,414	187,920
Capella Education Co. (a)	5,048	210,249
Career Education Corp. (a)	24,835	72,022
Corinthian Colleges, Inc. (a)	36,300	81,312
Education Management Corp. (a)	11,123	62,511
Franklin Covey Co. (a)	4,224	56,855
Grand Canyon Education, Inc. (a)(b)	20,669	666,162
HealthStream, Inc. (a)	9,168	232,134
ITT Educational Services, Inc. (a)	10,611	258,908
K12, Inc. (a)	12,385	325,354
Lincoln Educational Services Corp.	11,059	58,281
Rosetta Stone, Inc. (a)	5,297	78,078
Strayer Education, Inc.	4,939	241,171
Universal Technical Institute, Inc.	9,728	100,490

		3,031,085

Electronic Components — 0.6%
Acacia Research Corp.	22,414	500,953
Checkpoint Systems, Inc. (a)	18,706	265,438
InvenSense, Inc. (a)	25,849	397,558
Kemet Corp. (a)	20,479	84,169
Methode Electronics, Inc.	16,918	287,775
Multi-Fineline Electronix, Inc. (a)	3,972	58,825
Neonode, Inc. (a)	11,373	67,669
NVE Corp. (a)	2,212	103,566
Park Electrochemical Corp.	9,499	228,071
Rogers Corp. (a)(b)	7,753	366,872
Sanmina Corp. (a)	37,698	540,966
ScanSource, Inc. (a)	12,679	405,728
Sparton Corp. (a)	4,581	78,976
TTM Technologies, Inc. (a)	24,106	202,490
Universal Display Corp. (a)	18,332	515,313
Viasystems Group, Inc. (a)	1,673	19,290

		4,123,659

Common Stocks	Shares	Value
Electronic Entertainment — 0.1%
DTS, Inc. (a)(b)	8,332	$171,473
Glu Mobile, Inc. (a)(b)	26,021	57,246
Take-Two Interactive Software, Inc. (a)	36,871	551,959

		780,678

Electronics — 0.4%
Agilysys, Inc. (a)	6,517	73,577
American Science & Engineering, Inc.	3,717	208,152
Coherent, Inc.	11,074	609,845
Daktronics, Inc.	16,738	171,732
II-VI, Inc. (a)	23,255	378,126
iRobot Corp. (a)(b)	12,875	512,039
Newport Corp. (a)	17,800	247,954
Richardson Electronics Ltd.	5,510	64,687
Rofin-Sinar Technologies, Inc. (a)(b)	12,886	321,377

		2,587,489

Energy Equipment — 0.4%
C&J Energy Services, Inc. (a)	20,502	397,124
Capstone Turbine Corp. (a)	138,450	161,986
Dynegy, Inc. (a)	45,393	1,023,612
Enphase Energy, Inc. (a)	7,224	55,842
FuelCell Energy, Inc. (a)	72,536	92,121
Matador Resources Co. (a)	22,409	268,460
PowerSecure International, Inc. (a)	8,573	128,852
Silver Spring Networks, Inc. (a)	2,672	66,640
SunPower Corp. (a)	18,795	389,056
Uni-Pixel, Inc. (a)	4,608	67,784

		2,651,477

Energy Equipment & Services — 0.1%
Geospace Technologies Corp. (a)(b)	5,888	406,743
Pioneer Energy Services Corp. (a)	28,310	187,412

		594,155

Engineering & Contracting Services — 0.5%
Argan, Inc.	6,294	98,186
Dycom Industries, Inc. (a)	15,091	349,206
Engility Holdings, Inc. (a)	7,765	220,681
Exponent, Inc.	6,006	355,015
Furmanite Corp. (a)	17,136	114,640
Layne Christensen Co. (a)(b)	9,011	175,805
Mastec, Inc. (a)(b)	27,065	890,438
Michael Baker Corp.	3,928	106,488
Mistras Group, Inc. (a)	7,248	127,420
MYR Group, Inc. (a)	9,534	185,436
Power Solutions International, Inc. (a)	900	30,231
Tetra Tech, Inc. (a)(b)	29,564	695,050
VSE Corp.	1,841	75,610

		3,424,206

Entertainment — 0.4%
Ascent Capital Group, Inc., Class A (a)	6,437	502,537
Carmike Cinemas, Inc. (a)	8,159	157,958
Live Nation Entertainment, Inc. (a)	64,151	994,340
Navarre Corp. (a)	17,876	49,338
Reading International, Inc., Class A (a)	7,742	49,239
Rentrak Corp. (a)	4,731	94,951
SHFL Entertainment, Inc. (a)	25,686	454,899
Trans World Entertainment Corp.	4,419	21,476
World Wrestling Entertainment, Inc.	12,973	133,752

		2,458,490

Environmental, Maintenance, & Security Service — 0.7%
ABM Industries, Inc.	24,871	609,588
The Brink’s Co.	21,833	556,960
G&K Services, Inc., Class A	8,896	423,449
The Geo Group, Inc.	32,626	1,107,653

See Notes to Financial Statements.

62	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Environmental, Maintenance, & Security Service (concluded)
Healthcare Services Group, Inc.	31,181	$764,558
Mac-Gray Corp.	5,559	78,938
Nuverra Environmental Solutions, Inc. (a)(b)	65,164	188,976
Standard Parking Corp. (a)(b)	7,003	150,284
Swisher Hygiene, Inc. (a)	53,444	45,956
Unifirst Corp.	6,667	608,364

		4,534,726

Fertilizers — 0.1%
Intrepid Potash, Inc.	24,842	473,240
Rentech, Inc.	68,542	143,938

		617,178

Financial Data & Systems — 0.7%
Advent Software, Inc. (a)	14,867	521,237
Cardtronics, Inc. (a)	20,436	564,034
Cass Information Systems, Inc.	4,699	216,624
Consumer Portfolio Services, Inc. (a)	7,663	56,246
Euronet Worldwide, Inc. (a)	22,715	723,700
EVERTEC, Inc. (a)	13,422	294,881
Fair Isaac Corp.	16,322	748,037
Global Cash Access, Inc. (a)	30,288	189,603
Green Dot Corp., Class A (a)	11,742	234,253
Heartland Payment Systems, Inc.	16,554	616,636
Higher One Holdings, Inc. (a)	14,220	165,521
Xoom Corp. (a)	3,342	76,599

		4,407,371

Food & Staples Retailing — 0.0%
Fairway Group Holdings Corp. (a)	7,146	172,719
Natural Grocers by Vitamin Cottage, Inc. (a)	4,025	124,775

		297,494

Foods — 1.4%
Annie’s, Inc. (a)	6,216	265,672
B&G Foods, Inc., Class A	24,110	820,945
Boulder Brands, Inc. (a)	27,176	327,471
The Chefs’ Warehouse, Inc. (a)	6,299	108,343
Chiquita Brands International, Inc. (a)	21,189	231,384
Diamond Foods, Inc. (a)(b)	10,133	210,260
Dole Food Co., Inc. (a)	23,311	297,215
The Hain Celestial Group, Inc. (a)	17,499	1,136,910
Inventure Foods, Inc. (a)	6,249	52,242
J&J Snack Foods Corp.	6,816	530,285
John B. Sanfilippo & Son, Inc.	3,680	74,189
Lancaster Colony Corp.	8,444	658,548
Lifeway Foods, Inc.	2,129	36,959
Medifast, Inc. (a)	6,294	162,133
Natures Sunshine Products, Inc.	4,992	81,619
Nutraceutical International Corp.	3,885	79,409
Omega Protein Corp. (a)	9,164	82,293
Post Holdings, Inc. (a)	14,853	648,482
Roundy’s, Inc.	11,435	95,254
Seneca Foods Corp. (a)	3,713	113,915
Snyders-Lance, Inc.	21,618	614,167
Synutra International, Inc. (a)	8,100	41,229
Tootsie Roll Industries, Inc.	8,991	285,734
TreeHouse Foods, Inc. (a)	16,509	1,082,000
United Natural Foods, Inc. (a)	22,463	1,212,777

		9,249,435

Forest Products — 0.1%
Boise Cascade Co. (a)	6,124	155,611
Deltic Timber Corp.	5,043	291,586
Universal Forest Products, Inc.	8,989	358,841

		806,038

Common Stocks	Shares	Value
Forms & Bulk Printing Services — 0.3%
Consolidated Graphics, Inc. (a)	3,308	$155,509
Deluxe Corp.	23,193	803,637
Ennis, Inc.	11,940	206,443
Innerworkings, Inc. (a)	20,111	218,204
Multi-Color Corp.	5,605	170,056
Quad/Graphics, Inc.	11,368	273,969
Schawk, Inc.	6,017	79,003

		1,906,821

Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	7,210	122,209
Hillenbrand, Inc.	25,063	594,244
Matthews International Corp., Class A	12,569	473,851
Stewart Enterprises, Inc., Class A	33,097	433,240

		1,623,544

Gas Pipeline — 0.2%
Crosstex Energy, Inc.	21,818	431,124
SemGroup Corp., Class A	19,282	1,038,528

		1,469,652

Glass — 0.1%
Apogee Enterprises, Inc.	13,131	315,144

Gold — 0.2%
Allied Nevada Gold Corp. (a)	46,131	298,929
Coeur Mining, Inc. (a)	45,098	599,804
Gold Resource Corp.	13,751	119,771
Midway Gold Corp. (a)	59,116	55,746

		1,074,250

Health Care Facilities — 0.7%
Amsurg Corp. (a)(b)	14,570	511,407
Assisted Living Concepts, Inc. Class A (a)	8,976	107,353
Capital Senior Living Corp. (a)	13,085	312,731
Emeritus Corp. (a)	18,342	425,168
The Ensign Group, Inc.	8,825	310,816
Five Star Quality Care, Inc. (a)	19,552	109,687
Hanger, Inc. (a)	15,793	499,533
HealthSouth Corp. (a)	39,761	1,145,117
Kindred Healthcare, Inc. (a)	24,635	323,458
National Healthcare Corp.	4,899	234,172
Select Medical Holdings Corp.	22,002	180,416
Skilled Healthcare Group, Inc., Class A (a)	8,984	60,013
US Physical Therapy, Inc.	5,531	152,877
Usmd Holding, Inc. (a)	455	13,463
Vanguard Health Systems, Inc. (a)	15,393	319,251

		4,705,462

Health Care Management Services — 0.7%
Bioscript, Inc. (a)	26,553	438,125
Centene Corp. (a)(b)	24,779	1,299,906
Computer Programs & Systems, Inc.	5,060	248,648
Magellan Health Services, Inc. (a)	12,324	691,130
Molina Healthcare, Inc. (a)	12,918	480,291
Triple-S Management Corp. (a)	10,680	229,300
Universal American Corp.	17,567	156,171
WellCare Health Plans, Inc. (a)	19,795	1,099,612

		4,643,183

Health Care Services — 1.9%
Acadia Healthcare Co., Inc. (a)(b)	16,131	533,452
Accelerate Diagnostics, Inc. (a)	4,669	37,912
Accretive Health, Inc. (a)	26,744	289,103
Addus HomeCare Corp. (a)	2,474	48,837
Air Methods Corp.	17,724	600,489
Alliance HealthCare Services, Inc. (a)	2,235	34,955
Almost Family, Inc.	3,728	70,832
Amedisys, Inc. (a)	14,252	165,608

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	63

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Services (concluded)
AMN Healthcare Services, Inc. (a)	20,955	$300,076
athenahealth, Inc. (a)	16,735	1,417,789
Chemed Corp.	8,602	623,043
Chindex International, Inc. (a)	5,430	88,075
Corvel Corp. (a)	5,762	168,654
Cross Country Healthcare, Inc. (a)	12,334	63,643
ExamWorks Group, Inc. (a)(b)	13,775	292,443
Gentiva Health Services, Inc. (a)	14,251	141,940
Globus Medical, Inc., Class A (a)	24,812	418,330
Greenway Medical Technologies (a)	6,475	79,902
Healthways, Inc. (a)	15,588	270,919
HMS Holdings Corp. (a)(b)	39,949	930,812
IPC The Hospitalist Co., Inc. (a)(b)	7,647	392,750
LHC Group, Inc. (a)	5,537	108,415
Medidata Solutions, Inc. (a)(b)	12,108	937,765
MiMedx Group, Inc. (a)	38,149	269,332
MWI Veterinary Supply, Inc. (a)	5,826	717,996
NeoGenomics, Inc. (a)	14,623	58,200
Omnicell, Inc. (a)	15,648	321,566
OvaScience, Inc. (a)	3,983	54,687
PharMerica Corp. (a)	13,529	187,512
Quality Systems, Inc.	18,206	340,634
Ryman Hospitality Properties	20,109	784,452
Team Health Holdings, Inc. (a)	31,260	1,283,848
TearLab Corp. (a)	11,627	123,479
Tetraphase Pharmaceuticals, Inc. (a)	5,066	35,614
WebMD Health Corp. (a)	16,020	470,507

		12,663,571

Health Care: Miscellaneous — 0.1%
MedAssets, Inc. (a)	27,708	491,540
The Providence Service Corp. (a)	4,857	141,290

		632,830

Home Building — 0.7%
Beazer Homes USA, Inc. (a)	11,461	200,797
Hovnanian Enterprises, Inc., Class A (a)	49,147	275,715
KB Home	38,113	748,158
M/I Homes, Inc. (a)(b)	11,042	253,524
MDC Holdings, Inc.	17,827	579,556
Meritage Homes Corp. (a)	16,463	713,836
Ryland Group, Inc.	21,020	842,902
Standard-Pacific Corp. (a)	67,524	562,475
Tile Shop Holdings, Inc. (a)	8,374	242,511
TRI Pointe Homes, Inc. (a)	6,787	112,528
William Lyon Homes Class A (a)	6,236	157,209

		4,689,211

Hotel/Motel — 0.2%
Bloomin’ Brands, Inc. (a)	25,151	625,757
Marcus Corp.	8,459	107,599
Morgans Hotel Group Co. (a)	12,062	97,220
Orient Express Hotels Ltd., Class A (a)	43,634	530,589

		1,361,165

Household Appliances — 0.0%
National Presto Industries, Inc.	2,190	157,746

Household Equipment & Products — 0.2%
American Greetings Corp., Class A	14,530	264,737
Blyth, Inc.	4,244	59,246
Central Garden & Pet Co., Class A (a)	18,945	130,720
CSS Industries, Inc.	3,799	94,709
Helen of Troy Ltd. (a)	14,515	556,941
Libbey, Inc. (a)	9,551	228,937
Sears Hometown and Outlet Stores, Inc. (a)	3,932	171,907

		1,507,197

Common Stocks	Shares	Value
Household Furnishings — 0.3%
American Woodmark Corp. (a)	4,542	$157,607
Bassett Furniture Industries, Inc.	4,960	77,029
Ethan Allen Interiors, Inc.	11,316	325,901
Everyware Global, Inc. (a)	4,453	54,059
Flexsteel Industries, Inc.	2,191	53,417
Hooker Furniture Corp.	4,914	79,902
Kirkland’s, Inc. (a)	6,315	108,934
La-Z-Boy, Inc.	23,868	483,804
Lifetime Brands, Inc.	4,574	62,115
Select Comfort Corp. (a)	25,366	635,672

		2,038,440

Insurance: Life — 0.6%
American Equity Investment Life Holding Co.	29,156	457,749
Citizens, Inc. (a)(b)	19,594	117,172
CNO Financial Group, Inc.	101,119	1,310,502
FBL Financial Group, Inc., Class A	4,061	176,694
Health Insurance Innovations, Inc. (a)	2,025	21,303
Independence Holding Co.	3,607	42,635
Kansas City Life Insurance Co.	1,787	68,388
National Western Life Insurance Co., Class A	987	187,382
The Phoenix Cos., Inc. (a)	2,640	113,520
Primerica, Inc.	25,913	970,183
Symetra Financial Corp.	36,915	590,271

		4,055,799

Insurance: Multi-Line — 0.3%
Crawford & Co., Class B	12,040	67,665
Eastern Insurance Holdings, Inc.	3,040	57,000
eHealth, Inc. (a)	8,907	202,367
Fortegra Financial Corp. (a)	2,890	19,854
Horace Mann Educators Corp.	18,148	442,448
Maiden Holdings Ltd.	22,960	257,611
Pico Holdings, Inc. (a)	10,398	217,942
Platinum Underwriters Holdings Ltd.	14,540	831,979

		2,096,866

Insurance: Property-Casualty — 1.5%
American Safety Insurance Holdings Ltd. (a)	4,368	126,454
Amerisafe, Inc.	8,453	273,793
AmTrust Financial Services, Inc.	12,903	460,637
Argo Group International Holdings Ltd. (b)	12,448	527,679
Baldwin & Lyons, Inc., Class B	4,319	104,865
Donegal Group, Inc., Class A	3,524	49,230
EMC Insurance Group, Inc.	2,160	56,722
Employers Holdings, Inc.	10,430	255,013
Enstar Group Ltd. (a)	4,332	576,069
First American Financial Corp.	49,401	1,088,798
Global Indemnity Plc (a)	4,332	102,019
Greenlight Capital Re Ltd. (a)(b)	12,930	317,173
Hallmark Financial Services, Inc. (a)	6,587	60,205
HCI Group, Inc.	4,228	129,884
Hilltop Holdings, Inc. (a)	28,292	463,989
Infinity Property & Casualty Corp.	5,295	316,429
Investors Title Co.	604	42,848
Meadowbrook Insurance Group, Inc.	22,946	184,256
Montpelier Re Holdings Ltd.	21,207	530,387
National Interstate Corp.	3,052	89,271
Navigators Group, Inc. (a)	4,726	269,571
OneBeacon Insurance Group Ltd.	10,424	150,940
Radian Group, Inc.	78,870	916,469
RLI Corp.	9,766	746,220
Safety Insurance Group, Inc.	5,959	289,071
Selective Insurance Group, Inc.	25,439	585,606
State Auto Financial Corp.	6,963	126,518
Stewart Information Services Corp.	9,752	255,405
Tower Group International Ltd.	26,172	536,788

See Notes to Financial Statements.

64	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance: Property-Casualty (concluded)
United Fire Group, Inc.	9,442	$234,445
Universal Insurance Holdings, Inc.	13,486	95,481

		9,962,235

International Trade & Diversified Logistic — 0.0%
Global Sources Ltd. (a)	8,567	57,485

Internet & Catalog Retail — 0.0%
Vitacost.com, Inc. (a)	10,071	85,100

Internet Software & Services — 0.0%
ChannelAdvisor Corp. (a)	2,695	42,392
E2open, Inc. (a)	6,647	116,323
eGain Corp. (a)	5,836	56,142
Global Eagle Entertainment, Inc. (a)	9,700	97,582

		312,439

Leisure Time — 1.0%
Black Diamond, Inc. (a)	10,178	95,673
Callaway Golf Co.	32,193	211,830
Churchill Downs, Inc.	6,247	492,576
International Speedway Corp., Class A	12,684	399,165
Interval Leisure Group, Inc.	17,955	357,664
Johnson Outdoors, Inc. (a)	2,262	56,324
Life Time Fitness, Inc. (a)	19,606	982,457
Marriott Vacations Worldwide Corp. (a)	13,236	572,325
Nautilus, Inc. (a)	14,092	122,459
Orbitz Worldwide, Inc. (a)	11,023	88,515
Pool Corp.	21,228	1,112,559
Smith & Wesson Holding Corp. (a)	29,263	292,045
Speedway Motorsports, Inc.	5,293	92,098
Steinway Musical Instruments, Inc. (a)	3,151	95,885
Sturm Ruger & Co., Inc.	8,827	424,049
Town Sports International Holdings, Inc.	10,847	116,822
Vail Resorts, Inc.	16,358	1,006,344
West Marine, Inc. (a)	7,550	83,050

		6,601,840

Luxury Items — 0.0%
Movado Group, Inc.	8,067	272,907

Machinery: Agricultural — 0.2%
Alamo Group, Inc.	3,212	131,114
Lindsay Corp.	5,861	439,458
Titan International, Inc.	24,397	411,577
Titan Machinery, Inc. (a)	7,810	153,310

		1,135,459

Machinery: Construction & Handling — 0.1%
Astec Industries, Inc.	9,278	318,143
Douglas Dynamics, Inc.	10,162	131,903
NACCO Industries, Inc., Class A	2,270	130,025

		580,071

Machinery: Engines — 0.1%
Briggs & Stratton Corp.	21,968	434,966

Machinery: Industrial — 1.5%
Actuant Corp., Class A	33,335	1,099,055
Altra Holdings, Inc.	12,324	337,431
Applied Industrial Technologies, Inc.	19,201	927,984
Chart Industries, Inc. (a)	13,814	1,299,759
Columbus McKinnon Corp. (a)	8,885	189,428
DXP Enterprises, Inc. (a)(b)	4,308	286,913
EnPro Industries, Inc. (a)	9,501	482,271
The ExOne Co. (a)(b)	2,782	171,705
Flow International Corp. (a)	22,249	82,099
Graham Corp.	4,575	137,387
Hardinge, Inc.	5,356	79,162
Hyster-Yale Materials Handling, Inc.	4,800	301,392

Common Stocks	Shares	Value
Machinery: Industrial (concluded)
John Bean Technologies Corp.	13,207	$277,479
Kadant, Inc.	5,109	154,139
Manitex International, Inc. (a)	5,473	59,929
Middleby Corp. (a)(b)	8,562	1,456,311
MTS Systems Corp.	7,210	408,086
Omega Flex, Inc.	1,265	18,811
Proto Labs, Inc. (a)	7,765	504,492
Tecumseh Products Co., Class A (a)	8,179	89,396
Tennant Co.	8,390	404,985
Twin Disc, Inc.	3,817	90,463
Woodward, Inc.	31,320	1,252,800

		10,111,477

Machinery: Specialty — 0.1%
Albany International Corp., Class A	12,742	420,231
Hurco Cos., Inc.	2,931	84,325
Xerium Technologies, Inc. (a)	4,894	49,821

		554,377

Manufactured Housing — 0.0%
Cavco Industries, Inc. (a)	3,174	160,128

Medical & Dental Instruments & Supplies — 2.0%
Abiomed, Inc. (a)	17,627	380,038
Align Technology, Inc. (a)(b)	33,327	1,234,432
Alphatec Holdings, Inc. (a)	27,748	56,883
AngioDynamics, Inc. (a)	11,184	126,156
Anika Therapeutics, Inc. (a)	5,505	93,585
Antares Pharma, Inc. (a)	51,262	213,250
AtriCure, Inc. (a)	9,473	89,994
Atrion Corp.	713	155,940
Biolase Inc. (a)	14,365	51,427
Cantel Medical Corp.	9,939	336,634
Cardiovascular Systems, Inc. (a)	9,511	201,633
Cerus Corp. (a)	31,905	141,020
CONMED Corp.	12,634	394,686
CryoLife, Inc.	12,616	78,976
Cutera, Inc. (a)	6,568	57,798
Derma Sciences, Inc. (a)	6,180	82,503
Endologix, Inc. (a)(b)	28,555	379,210
Exactech, Inc. (a)	4,163	82,219
Heartware International, Inc. (a)	7,444	707,999
ICU Medical, Inc. (a)(b)	5,891	424,506
Insulet Corp. (a)(b)	24,329	764,174
Integra LifeSciences Holdings Corp. (a)	9,092	333,040
Invacare Corp.	14,553	208,981
Landauer, Inc.	4,343	209,810
MAKO Surgical Corp. (a)	19,136	230,589
Medical Action Industries, Inc. (a)	6,458	49,727
Meridian Bioscience, Inc.	18,922	406,823
Merit Medical Systems, Inc. (a)	19,370	215,976
Navidea Biopharmaceuticals, Inc. (a)(b)	54,285	144,941
Neogen Corp. (a)	10,897	605,437
NuVasive, Inc. (a)	20,156	499,667
OraSure Technologies, Inc. (a)	25,466	98,808
Orthofix International NV (a)	8,830	237,527
Owens & Minor, Inc.	28,824	975,116
Quidel Corp. (a)	12,814	327,141
Rochester Medical Corp. (a)	4,982	73,385
Staar Surgical Co. (a)	16,802	170,540
Steris Corp.	26,863	1,151,885
SurModics, Inc. (a)	6,567	131,406
Tornier NV (a)	11,755	205,713
Unilife Corp. (a)(b)	41,923	132,896
Utah Medical Products, Inc.	1,508	81,884
Vascular Solutions, Inc. (a)	7,531	110,781
Volcano Corp. (a)(b)	24,861	450,730

		13,105,866

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	65

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Medical Equipment — 1.1%
Abaxis, Inc.	10,076	$478,711
Accuray, Inc. (a)	33,772	193,851
Affymetrix, Inc. (a)	32,391	143,816
Analogic Corp.	5,576	406,100
ArthroCare Corp. (a)	12,843	443,469
Cyberonics, Inc. (a)	12,594	654,384
Cynosure, Inc., Class A (a)	8,273	214,934
DexCom, Inc. (a)(b)	32,207	723,047
Fluidigm Corp. (a)(b)	11,535	201,401
Greatbatch, Inc. (a)(b)	10,891	357,116
Haemonetics Corp. (a)	23,257	961,677
Luminex Corp. (a)(b)	17,033	351,050
Masimo Corp.	22,203	470,704
Merge Healthcare, Inc. (a)	29,628	106,661
Natus Medical, Inc. (a)	13,803	188,411
NxStage Medical, Inc. (a)	27,162	387,873
Solta Medical, Inc. (a)	32,228	73,480
Spectranetic Corp. (a)	18,424	344,160
Thoratec Corp. (a)	26,075	816,408
Zeltiq Aesthetics, Inc. (a)	8,017	51,229

		7,568,482

Medical Services — 0.2%
Bio-Reference Labs, Inc. (a)(b)	11,165	320,994
Parexel International Corp. (a)(b)	25,900	1,189,846

		1,510,840

Metal Fabricating — 0.7%
Ampco-Pittsburgh Corp.	3,846	72,189
Compx International, Inc.	465	6,491
Dynamic Materials Corp.	6,217	102,643
Global Brass & Copper Holdings, Inc. (a)	3,529	46,724
Haynes International, Inc.	5,615	268,790
Kaydon Corp.	14,712	405,316
L.B. Foster Co., Class A	4,592	198,237
Mueller Industries, Inc.	12,759	643,436
Mueller Water Products, Inc., Series A	72,085	498,107
NN, Inc.	7,808	89,089
Northwest Pipe Co. (a)	4,280	119,412
RBC Bearings, Inc. (a)	10,444	542,566
Rexnord Corp. (a)	13,740	231,519
RTI International Metals, Inc. (a)(b)	14,233	394,397
Worthington Industries, Inc.	24,101	764,243

		4,383,159

Metals & Minerals: Diversified — 0.7%
Alpha Natural Resources, Inc. (a)	100,362	525,897
AMCOL International Corp.	12,610	399,611
Commercial Metals Co.	53,019	783,091
General Moly, Inc. (a)	26,549	49,647
Globe Specialty Metals, Inc.	29,230	317,730
Hecla Mining Co.	148,044	441,171
Materion Corp.	9,357	253,481
Minerals Technologies, Inc.	15,874	656,231
Molycorp, Inc. (a)	56,376	349,531
Oil-Dri Corp. of America	2,188	60,104
Paramount Gold and Silver Corp. (a)(b)	56,487	67,220
SunCoke Energy, Inc. (a)	31,845	446,467
United States Lime & Minerals, Inc. (a)	853	44,569
Ur-Energy, Inc. (a)	54,424	72,928
US Silica Holdings, Inc.	9,768	202,979

		4,670,657

Miscellaneous Consumer Staples — 0.1%
Spectrum Brands Holdings, Inc.	9,801	557,383

Common Stocks	Shares	Value
Office Supplies & Equipment — 0.6%
ACCO Brands Corp. (a)	51,749	$329,123
AT Cross Co., Class A (a)	4,326	73,326
Electronics for Imaging, Inc. (a)	21,154	598,447
Herman Miller, Inc.	26,710	723,040
HNI Corp.	20,730	747,731
Kimball International, Inc., Class B	14,765	143,368
Knoll, Inc.	21,982	312,364
Steelcase, Inc., Class A	38,350	559,143
United Stationers, Inc.	18,420	617,991

		4,104,533

Offshore Drilling & Other Services — 0.1%
Hercules Offshore, Inc. (a)	72,706	511,850
Vantage Drilling Co. (a)	91,091	185,826

		697,676

Oil Well Equipment & Services — 1.4%
Basic Energy Services, Inc. (a)	13,644	164,956
Bolt Technology Corp.	3,955	67,551
Cal Dive International, Inc. (a)(b)	44,398	83,468
Dawson Geophysical Co. (a)	3,668	135,202
Edgen Group, Inc. (a)	7,430	47,403
Exterran Holdings, Inc. (a)	26,242	737,925
Flotek Industries, Inc. (a)	21,787	390,859
Forum Energy Technologies, Inc. (a)	17,864	543,602
Global Geophysical Services, Inc. (a)	10,217	48,224
Gulf Island Fabrication, Inc.	6,577	125,950
Helix Energy Solutions Group, Inc. (a)	48,269	1,112,118
Hornbeck Offshore Services, Inc. (a)(b)	16,307	872,425
ION Geophysical Corp. (a)	60,724	365,558
Key Energy Services, Inc. (a)	69,384	412,835
Lufkin Industries, Inc.	15,456	1,367,392
Matrix Service Co. (a)	11,910	185,558
Mitcham Industries, Inc. (a)	5,844	98,062
Natural Gas Services Group, Inc. (a)	5,650	132,719
Newpark Resources, Inc. (a)	39,334	432,281
Parker Drilling Co. (a)	54,260	270,215
RigNet, Inc. (a)	5,419	138,076
SEACOR Holdings, Inc.	9,103	756,004
Tesco Corp. (a)	13,768	182,426
Tetra Technologies, Inc. (a)(b)	35,706	366,344
TGC Industries, Inc.	6,956	57,178
Willbros Group, Inc. (a)(b)	18,278	112,227

		9,206,558

Oil, Gas & Consumable Fuels — 0.3%
CARBO Ceramics, Inc.	8,996	606,600
Emerald Oil, Inc. (a)	16,597	113,855
EPL Oil & Gas, Inc. (a)	13,610	399,590
Equal Energy Ltd.	15,721	63,513
EXCO Resources, Inc.	61,744	471,724

		1,655,282

Oil: Crude Producers — 1.9%
Abraxas Petroleum Corp. (a)	37,649	79,063
Apco Oil and Gas International, Inc. (a)	4,164	48,011
Approach Resources, Inc. (a)	15,853	389,508
Berry Petroleum Co., Class A	23,994	1,015,426
Bill Barrett Corp. (a)	22,215	449,187
Bonanza Creek Energy, Inc. (a)	13,393	474,916
BPZ Resources, Inc. (a)	53,512	95,786
Callon Petroleum Co. (a)	18,232	61,442
Carrizo Oil & Gas, Inc. (a)	18,393	521,074
Clayton Williams Energy, Inc. (a)	2,678	116,493
Comstock Resources, Inc.	22,006	346,154
Contango Oil & Gas Co.	5,915	199,631
Crimson Exploration, Inc. (a)	9,983	28,152
Diamondback Energy, Inc. (a)	8,118	270,492

See Notes to Financial Statements.

66	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil: Crude Producers (concluded)
Endeavour International Corp. (a)(b)	21,552	$82,760
Energy XXI Bermuda Ltd.	36,156	801,940
Evolution Petroleum Corp. (a)	7,746	84,509
Forest Oil Corp. (a)(b)	54,452	222,709
FX Energy, Inc. (a)	24,427	78,411
Gastar Exploration Ltd. (a)	27,827	74,298
Goodrich Petroleum Corp. (a)	12,053	154,278
Halcon Resources Corp. (a)(b)	94,194	534,080
Isramco, Inc. (a)	433	40,347
Kodiak Oil & Gas Corp. (a)	120,958	1,075,317
Magnum Hunter Resources Corp. (a)	78,268	285,678
Midstates Petroleum Co., Inc. (a)	14,978	81,031
Northern Oil and Gas, Inc. (a)	29,073	387,834
Panhandle Oil & Gas, Inc.	3,191	90,943
PDC Energy, Inc. (a)	13,829	711,917
Penn Virginia Corp.	25,185	118,369
Petroquest Energy, Inc. (a)	26,106	103,380
Quicksilver Resources, Inc. (a)(b)	56,812	95,444
Resolute Energy Corp. (a)(b)	30,716	245,114
Rex Energy Corp. (a)	20,569	361,603
Rosetta Resources, Inc. (a)	27,832	1,183,417
Sanchez Energy Corp. (a)(b)	12,913	296,482
Stone Energy Corp. (a)	22,766	501,535
Swift Energy Co. (a)	19,732	236,587
Synergy Resources Corp. (a)	18,591	136,086
Triangle Petroleum Corp. (a)	21,010	147,280
Vaalco Energy, Inc. (a)	26,458	151,340
W&T Offshore, Inc.	15,873	226,825
Warren Resources, Inc. (a)	33,144	84,517
ZaZa Energy Corp. (a)	16,434	19,721

		12,709,087

Oil: Integrated — 0.1%
Targa Resources, Inc.	14,965	962,698

Oil: Refining & Marketing — 0.3%
Adams Resources & Energy, Inc.	995	68,546
Alon USA Energy, Inc.	10,704	154,780
Arabian American Development Co. (a)	9,365	81,475
Clean Energy Fuels Corp. (a)	31,259	412,619
Delek US Holdings, Inc.	16,983	488,771
Miller Energy Resources, Inc. (a)	14,001	56,004
Renewable Energy Group, Inc. (a)	9,723	138,358
Western Refining, Inc.	24,832	697,034

		2,097,587

Paints & Coatings — 0.2%
Chase Corp.	2,946	65,872
Ferro Corp. (a)	33,100	230,045
H.B. Fuller Co.	22,918	866,530

		1,162,447

Paper — 0.7%
Boise, Inc.	45,856	391,610
Buckeye Technologies, Inc.	18,497	685,129
Clearwater Paper Corp. (a)	10,083	474,506
Kapstone Paper and Packaging Corp.	18,571	746,183
Neenah Paper, Inc.	7,232	229,761
P.H. Glatfelter Co.	19,483	489,023
Resolute Forest Products (a)	31,656	416,910
Schweitzer-Mauduit International, Inc.	14,263	711,438
Wausau Paper Corp.	22,298	254,197

		4,398,757

Personal Care — 0.1%
Female Health Co.	9,841	97,032
Orchids Paper Products Co.	2,675	70,219
PhotoMedex, Inc. (a)	6,295	100,343

Common Stocks	Shares	Value
Personal Care (concluded)
USANA Health Sciences, Inc. (a)(b)	2,732	$197,742
WD-40 Co.	7,048	383,975

		849,311

Pharmaceuticals — 1.8%
Acadia Pharmaceuticals, Inc. (a)	31,928	579,493
AcelRx Pharmaceuticals, Inc. (a)	9,488	87,954
Achillion Pharmaceuticals, Inc. (a)	43,886	358,987
Akorn, Inc. (a)(b)	26,547	358,915
American Pacific Corp. (a)	2,648	75,071
Ampio Pharmaceuticals, Inc. (a)(b)	12,532	72,310
Anacor Pharmaceuticals, Inc. (a)	11,483	64,190
Auxilium Pharmaceuticals, Inc. (a)	22,457	373,460
Avanir Pharmaceuticals, Inc. (a)	66,191	304,479
Cadence Pharmaceuticals, Inc. (a)	28,239	192,590
Cambrex Corp. (a)	13,723	191,710
Cempra, Inc. (a)	6,549	51,279
Chimerix, Inc. (a)	3,788	91,821
Corcept Therapeutics, Inc. (a)	23,799	41,172
Depomed, Inc. (a)	25,809	144,788
Enanta Pharmaceuticals, Inc. (a)	1,597	28,283
Endocyte, Inc. (a)(b)	13,883	182,284
Hi-Tech Pharmacal Co., Inc.	5,053	167,760
Impax Laboratories, Inc. (a)(b)	31,197	622,380
Infinity Pharmaceuticals, Inc. (a)	21,799	354,234
Ironwood Pharmaceuticals, Inc. (a)	42,335	421,233
Isis Pharmaceuticals, Inc. (a)(b)	51,166	1,374,830
Lannett Co., Inc. (a)	7,507	89,408
Lifevantage Corp. (a)	48,066	111,513
The Medicines Co. (a)	25,506	784,565
MEI Pharma, Inc. (a)	4,282	30,531
Omthera Pharmaceuticals, Inc. (a)	2,674	35,564
Optimer Pharmaceuticals, Inc. (a)	22,172	320,829
Pacira Pharmaceuticals, Inc. (a)	12,546	363,834
Pernix Therapeutics Holdings, Inc. (a)	7,665	27,671
Portola Pharmaceuticals, Inc. (a)	4,380	107,617
Pozen, Inc. (a)	12,439	62,319
Prestige Brands Holdings, Inc. (a)	23,302	679,020
Questcor Pharmaceuticals, Inc.	23,645	1,074,902
Receptos, Inc. (a)	2,576	51,237
Sagent Pharmaceuticals, Inc. (a)	7,527	157,916
Santarus, Inc. (a)	25,273	531,997
Sciclone Pharmaceuticals, Inc. (a)	24,713	122,576
SIGA Technologies, Inc. (a)(b)	16,693	47,408
Spectrum Pharmaceuticals, Inc.	27,378	204,240
Supernus Pharmaceuticals, Inc. (a)(b)	6,743	43,357
T.G. Theraputics, Inc. (a)	5,687	36,340
TherapeuticsMD, Inc. (a)	35,300	106,959
Vical, Inc. (a)	34,707	108,633
Vivus, Inc. (a)(b)	45,881	577,183
Xenoport, Inc. (a)(b)	19,814	98,079
Zogenix, Inc. (a)	32,415	55,430

		11,968,351

Plastics — 0.1%
A. Schulman, Inc.	13,408	359,603
Ply Gem Holdings, Inc. (a)	7,171	143,850

		503,453

Power Transmission Equipment — 0.3%
Advanced Energy Industries, Inc. (a)	17,900	311,639
Generac Holdings, Inc.	23,486	869,217
Global Power Equipment Group, Inc.	7,739	124,753
Maxwell Technologies, Inc. (a)	13,340	95,381
Powell Industries, Inc. (a)	4,188	216,310
Power-One, Inc. (a)	30,509	192,817
Vicor Corp. (a)	8,107	55,533

		1,865,650

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	67

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Precious Metals & Minerals — 0.1%
Horsehead Holding Corp. (a)(b)	20,096	$257,430
Stillwater Mining Co. (a)	53,831	578,145

		835,575

Printing & Copying Services — 0.1%
Casella Waste Systems, Inc. (a)	17,609	75,895
Cenveo, Inc. (a)	24,389	51,949
VistaPrint NV (a)(b)	14,885	734,872

		862,716

Producer Durables: Miscellaneous — 0.1%
Blount International, Inc. (a)	22,427	265,087
Park-Ohio Holdings Corp. (a)	3,958	130,535

		395,622

Production Technology Equipment — 1.0%
ATMI, Inc. (a)	14,540	343,871
Axcelis Technologies, Inc. (a)	49,144	89,442
Brooks Automation, Inc.	30,338	295,189
Cognex Corp.	19,803	895,492
Cohu, Inc.	11,270	140,875
Electro Scientific Industries, Inc.	10,743	115,595
Entegris, Inc. (a)	63,519	596,443
FEI Co.	17,569	1,282,361
GSI Group, Inc. (a)	13,682	110,003
LTX-Credence Corp. (a)	21,695	129,953
MKS Instruments, Inc.	24,140	640,676
Nanometrics, Inc. (a)(b)	10,531	154,490
Photronics, Inc. (a)	27,716	223,391
Rudolph Technologies, Inc. (a)	14,895	166,824
Tessera Technologies, Inc.	24,049	500,219
Ultra Clean Holdings, Inc. (a)	10,908	65,993
Ultratech, Inc. (a)(b)	12,638	464,067
Veeco Instruments, Inc. (a)	17,845	632,070

		6,846,954

Publishing — 0.4%
AH Belo Corp.	8,361	57,356
Courier Corp.	5,097	72,785
Daily Journal Corp. (a)	417	47,121
Dex Media, Inc. (a)	7,796	136,976
Journal Communications, Inc., Class A (a)	20,004	149,830
Martha Stewart Living Omnimedia, Inc., Class A (a)	13,345	32,161
McClatchy Co., Class A (a)	27,400	62,472
Media General, Inc., Class A (a)	8,861	97,737
Meredith Corp.	16,285	776,794
The New York Times Co., Class A (a)	58,845	650,826
Scholastic Corp.	12,040	352,652

		2,436,710

Radio & TV Broadcasters — 0.4%
Beasley Broadcasting Group, Inc., Class A	1,845	15,461
Central European Media Enterprises Ltd. (a)	34,663	114,734
Crown Media Holdings, Inc., Class A (a)	16,080	39,718
Cumulus Media, Inc., Class A (a)	34,148	115,762
Entercom Communications Corp. (a)(b)	10,951	103,377
Entravision Communications Corp., Class A	25,159	154,728
Fisher Communications, Inc.	4,075	167,401
Gray Television, Inc. (a)	22,856	164,563
Lin TV Corp., Class A (a)	13,013	199,099
Nexstar Broadcasting Group, Inc., Class A	13,373	474,207
Saga Communications, Inc.	2,212	101,553
Salem Communications Corp., Class A	4,676	35,023
Sinclair Broadcast Group, Inc., Class A	31,185	916,215

		2,601,841

Common Stocks	Shares	Value
Railroad Equipment — 0.1%
American Railcar Industries, Inc.	4,318	$144,696
Freightcar America, Inc.	5,442	92,459
Greenbrier Cos., Inc. (a)(b)	11,110	270,751

		507,906

Real Estate — 0.2%
AV Homes, Inc. (a)	4,333	76,824
Consolidated-Tomoka Land Co.	2,615	99,788
Forestar Group, Inc. (a)	15,814	317,229
Griffin Land & Nurseries, Inc.	1,205	34,367
HFF, Inc., Class A	15,142	269,073
Kennedy-Wilson Holdings, Inc.	23,831	396,548
Market Leader, Inc. (a)	10,894	116,566
Tejon Ranch Co. (a)	6,243	177,863
Thomas Properties Group, Inc.	13,933	73,845

		1,562,103

Real Estate Investment Trusts (REITs) — 7.8%
Acadia Realty Trust (b)	25,053	618,559
AG Mortgage Investment Trust, Inc.	12,642	237,796
Agree Realty Corp.	6,083	179,570
Alexander & Baldwin, Inc. (a)	19,492	774,807
Alexander’s, Inc. (b)	960	281,962
Altisource Residential Corp. (a)	11,266	188,030
American Assets Trust, Inc.	15,316	472,652
American Capital Mortgage Investment Corp.	26,964	484,543
American Realty Capital Properties, Inc.	70,104	1,069,787
American Residential Properties, Inc. (a)	6,123	105,316
AmREIT, Inc., Class B	7,206	139,364
Anworth Mortgage Asset Corp.	66,450	372,120
Apollo Commercial Real Estate Finance, Inc.	16,616	263,862
Ares Commercial Real Estate Corp.	3,179	40,723
Armada Hoffler Properties, Inc.	8,446	99,494
ARMOUR Residential REIT, Inc.	170,678	803,893
Ashford Hospitality Trust, Inc.	23,830	272,853
Associated Estates Realty Corp.	23,019	370,146
Aviv REIT, Inc.	5,188	131,205
Campus Crest Communities, Inc.	29,509	340,534
CapLease, Inc.	40,651	343,094
Capstead Mortgage Corp.	43,674	528,455
Cedar Realty Trust, Inc.	28,186	146,003
Chambers Street Properties	113,071	1,130,710
Chatham Lodging Trust	7,989	137,251
Chesapeake Lodging Trust	22,153	460,561
Colonial Properties Trust	40,409	974,665
Colony Financial, Inc.	29,442	585,601
Coresite Realty Corp.	9,468	301,177
Cousins Properties, Inc.	48,771	492,587
CubeSmart (b)	60,759	970,929
CyrusOne, Inc.	8,725	180,957
CYS Investments, Inc.	79,685	733,899
DCT Industrial Trust, Inc.	132,315	946,052
DiamondRock Hospitality Co. (b)	88,852	828,101
DuPont Fabros Technology, Inc.	28,466	687,454
Dynex Capital Corp.	25,166	256,442
Eastgroup Properties, Inc. (b)	13,802	776,639
Education Realty Trust, Inc.	52,051	532,482
Ellington Residential Mortgage REIT	2,823	50,391
EPR Properties (b)	21,452	1,078,392
Equity One, Inc. (b)	27,339	618,682
Excel Trust, Inc.	21,808	279,360
FelCor Lodging Trust, Inc. (a)	56,703	335,115
First Industrial Realty Trust, Inc. (b)	49,027	743,740
First Potomac Realty Trust	26,641	347,931
Franklin Street Properties Corp.	40,952	540,566
Getty Realty Corp. (b)	11,742	242,472
Gladstone Commercial Corp.	5,613	104,626

See Notes to Financial Statements.

68	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Glimcher Realty Trust (b)	65,773	$718,241
Government Properties Income Trust (b)	24,824	626,061
Gramercy Property Trust, Inc. (a)	27,071	121,820
Healthcare Realty Trust, Inc. (b)	41,159	1,049,554
Hersha Hospitality Trust	92,020	518,993
Highwoods Properties, Inc. (b)	37,407	1,332,063
Hudson Pacific Properties, Inc.	19,754	420,365
Inland Real Estate Corp.	38,723	395,749
InvesCo. Mortgage Capital, Inc.	61,707	1,021,868
Investors Real Estate Trust	45,956	395,222
iStar Financial, Inc. (a)	38,808	438,142
JAVELIN Mortgage Investment Corp.	6,078	85,639
Kite Realty Group Trust	41,353	249,359
KYTHERA Biopharmaceuticals, Inc. (a)	4,611	124,728
LaSalle Hotel Properties (b)	43,550	1,075,685
Lexington Realty Trust (b)	76,830	897,374
LTC Properties, Inc.	15,864	619,489
Medical Properties Trust, Inc.	68,520	981,206
Monmouth Real Estate Investment Corp., Class A	19,229	189,790
MPG Office Trust, Inc. (a)	26,072	81,866
National Health Investors, Inc. (b)	11,240	672,826
New Residential Investment Corp.	114,833	773,974
New York Mortgage Trust, Inc.	29,088	196,926
NorthStar Realty Finance Corp.	90,473	823,304
One Liberty Properties, Inc.	5,379	118,123
Parkway Properties, Inc.	19,766	331,278
Pebblebrook Hotel Trust	27,963	722,844
Pennsylvania Real Estate Investment Trust	31,051	586,243
PennyMac Mortgage Investment Trust (c)	28,588	601,777
Potlatch Corp.	18,500	748,140
PS Business Parks, Inc.	8,322	600,599
RAIT Financial Trust	31,976	240,460
Ramco-Gershenson Properties Trust	27,299	423,953
Redwood Trust, Inc.	37,398	635,766
Resource Capital Corp. (b)	58,108	357,364
Retail Opportunity Investments Corp.	30,332	421,615
RLJ Lodging Trust	56,380	1,267,986
Rouse Properties, Inc.	10,275	201,596
Sabra Healthcare REIT, Inc.	17,081	445,985
Saul Centers, Inc.	3,522	156,588
Select Income REIT	7,732	216,805
Silver Bay Realty Trust Corp.	7,005	116,003
Sovran Self Storage, Inc.	14,304	926,756
Spirit Realty Capital, Inc.	26,162	463,591
STAG Industrial, Inc.	19,013	379,309
Strategic Hotel Capital, Inc. (a)	82,701	732,731
Summit Hotel Properties, Inc.	29,785	281,468
Sun Communities, Inc.	16,372	814,671
Sunstone Hotel Investors, Inc. (a)	74,226	896,650
Terreno Realty Corp.	8,748	162,100
UMH Properties, Inc.	6,646	68,254
Universal Health Realty Income Trust	5,453	235,188
Urstadt Biddle Properties, Inc., Class A	11,450	230,946
Walter Investment Management Corp. (a)	16,805	568,177
Washington Real Estate Investment Trust (b)	30,345	816,584
Western Asset Mortgage Capital Corp.	10,999	192,043
Whitestone REIT	7,601	119,792
Winthrop Realty Trust	13,334	160,408
ZAIS Financial Corp.	2,535	46,061

		51,699,648

Recreational Vehicles & Boats — 0.4%
Arctic Cat, Inc.	5,996	269,700
Brunswick Corp.	41,216	1,316,851
Drew Industries, Inc.	10,410	409,321

Common Stocks	Shares	Value
Recreational Vehicles & Boats (concluded)
Marine Products Corp.	5,046	$40,469
Winnebago Industries, Inc. (a)	12,822	269,134

		2,305,475

Rental & Leasing Services: Consumer — 0.2%
Rent-A-Center, Inc.	26,321	988,354

Restaurants — 1.6%
AFC Enterprises, Inc. (a)	10,893	391,494
Biglari Holdings, Inc. (a)	549	225,310
BJ’s Restaurants, Inc. (a)	11,236	416,856
Bob Evans Farms, Inc.	12,698	596,552
Bravo Brio Restaurant Group, Inc. (a)	8,924	159,026
Buffalo Wild Wings, Inc. (a)	8,545	838,777
Carrols Restaurant Group, Inc. (a)	10,590	68,411
CEC Entertainment, Inc.	8,113	332,958
The Cheesecake Factory, Inc.	24,296	1,017,760
Cracker Barrel Old Country Store, Inc.	8,949	847,112
Denny’s Corp. (a)	41,938	235,692
DineEquity, Inc.	7,520	517,902
Diversified Restaurant Holdings, Inc. (a)	4,700	37,412
Einstein Noah Restaurant Group, Inc.	2,873	40,797
Ellie Mae, Inc. (a)	11,983	276,568
Fiesta Restaurant Group, Inc. (a)	9,029	310,507
Ignite Restaurant Group, Inc. (a)	3,241	61,158
Jack in the Box, Inc. (a)	20,257	795,898
Jamba, Inc. (a)	7,653	114,259
Krispy Kreme Doughnuts, Inc. (a)	29,845	520,795
Luby’s, Inc. (a)	9,132	77,165
Nathan’s Famous, Inc. (a)	1,242	64,895
Papa John’s International, Inc. (a)	7,298	477,070
Red Robin Gourmet Burgers, Inc. (a)	6,455	356,187
Ruby Tuesday, Inc. (a)	27,797	256,566
Ruth’s Hospitality Group, Inc.	16,374	197,634
Sonic Corp. (a)(b)	25,615	372,954
Texas Roadhouse, Inc., Class A	28,455	711,944

		10,319,659

Scientific Instruments: Control & Filter — 0.5%
Brady Corp.	21,046	646,744
CIRCOR International, Inc.	8,003	407,033
Energy Recovery, Inc. (a)	20,282	83,765
ESCO Technologies, Inc.	12,038	389,790
The Gorman-Rupp Co.	6,882	219,123
Mine Safety Appliances Co.	12,917	601,286
PMFG, Inc. (a)	9,476	65,574
Sun Hydraulics, Inc.	9,762	305,355
Thermon Group Holdings, Inc. (a)	12,276	250,430
Watts Water Technologies, Inc., Class A	12,996	589,239

		3,558,339

Scientific Instruments: Electrical — 0.6%
American Superconductor Corp. (a)	20,039	52,903
AZZ, Inc.	11,609	447,643
Coleman Cable, Inc.	3,927	70,922
EnerSys	21,921	1,075,006
Franklin Electric Co., Inc.	21,600	726,840
GrafTech International Ltd. (a)	52,987	385,745
Houston Wire & Cable Co.	8,168	113,045
Littelfuse, Inc.	10,067	751,099
Preformed Line Products Co.	1,156	76,654
Taser International, Inc. (a)	23,464	199,913

		3,899,770

Scientific Instruments: Gauges & Meters — 0.3%
Badger Meter, Inc.	6,555	292,025
Faro Technologies, Inc. (a)	7,786	263,322
Itron, Inc. (a)	17,958	761,958

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	69

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Scientific Instruments: Gauges & Meters (concluded)
Measurement Specialties, Inc. (a)	7,051	$328,083
Mesa Laboratories, Inc.	1,185	64,144
Vishay Precision Group, Inc. (a)	5,592	84,663
Zygo Corp. (a)	7,533	119,097

		1,913,292

Scientific Instruments: Pollution Control — 0.3%
ADA-ES, Inc. (a)	4,582	192,994
Ceco Environmental Corp.	4,543	55,879
Darling International, Inc. (a)	53,879	1,005,382
Heritage-Crystal Clean, Inc. (a)	3,918	57,242
Met-Pro Corp.	6,748	90,693
Team, Inc. (a)(b)	9,367	354,541
TRC Cos., Inc. (a)	7,277	50,939
US Ecology, Inc.	8,420	231,045

		2,038,715

Securities Brokerage & Services — 0.4%
BGC Partners, Inc.	57,817	340,542
FXCM, Inc.	16,591	272,258
Gain Capital Holdings, Inc.	5,224	32,964
GFI Group, Inc.	31,905	124,749
Gladstone Investment Corp.	12,189	89,589
International FCStone, Inc. (a)(b)	6,311	110,127
Investment Technology Group, Inc. (a)	16,985	237,450
Knight Capital Group, Inc., Class A (a)	85,286	306,177
Ladenburg Thalmann Financial Services, Inc. (a)	47,161	77,816
MarketAxess Holdings, Inc.	17,099	799,378
SWS Group, Inc. (a)	13,154	71,689

		2,462,739

Semiconductors & Components — 2.3%
Aeroflex Holding Corp. (a)	8,981	70,860
Alpha & Omega Semiconductor Ltd. (a)	7,846	59,943
Amkor Technology, Inc. (a)	29,180	122,848
Anadigics, Inc. (a)	37,661	82,854
Applied Micro Circuits Corp. (a)	30,834	271,339
Audience, Inc. (a)	4,310	56,935
Cavium, Inc. (a)(b)	23,376	826,809
Ceva, Inc. (a)(b)	10,094	195,420
Cirrus Logic, Inc. (a)	28,889	501,513
Cypress Semiconductor Corp.	66,874	717,558
Diodes, Inc. (a)	16,352	424,661
DSP Group, Inc. (a)	9,061	75,297
Entropic Communications, Inc. (a)	40,866	174,498
Exar Corp. (a)	17,429	187,710
Formfactor, Inc. (a)	24,418	164,822
GT Advanced Technologies, Inc. (a)	54,521	226,262
Hittite Microwave Corp. (a)	14,353	832,474
Inphi Corp. (a)	11,815	129,965
Integrated Device Technology, Inc. (a)	60,112	477,289
Integrated Silicon Solutions, Inc. (a)	12,802	140,310
Intermolecular, Inc. (a)	7,730	56,197
International Rectifier Corp. (a)	31,629	662,311
Intersil Corp., Class A	57,993	453,505
IXYS Corp.	11,055	122,268
Kopin Corp. (a)	30,346	112,584
Lattice Semiconductor Corp. (a)	52,779	267,590
M/A-COM Technology Solutions Holdings, Inc. (a)	4,714	68,824
MaxLinear, Inc., Class A (a)	10,479	73,353
Micrel, Inc.	21,297	210,414
Microsemi Corp. (a)	42,273	961,711
Mindspeed Technologies, Inc. (a)	19,567	63,397
Monolithic Power Systems, Inc.	16,719	403,095
MoSys, Inc. (a)	21,228	85,337
Omnivision Technologies, Inc. (a)	24,574	458,305
Pericom Semiconductor Corp. (a)	10,405	74,084

Common Stocks	Shares	Value
Semiconductors & Components (concluded)
PLX Technology, Inc. (a)	20,657	$98,327
PMC-Sierra, Inc. (a)	92,674	588,480
Power Integrations, Inc.	13,202	535,473
Rambus, Inc. (a)	50,911	437,326
RF Micro Devices, Inc. (a)	128,200	685,870
Rubicon Technology, Inc. (a)(b)	8,094	64,833
Semtech Corp. (a)	30,674	1,074,510
Sigma Designs, Inc. (a)	13,970	70,549
Silicon Image, Inc. (a)	35,267	206,312
Spansion, Inc., Class A (a)	21,549	269,794
SunEdison, Inc. (a)(b)	105,654	863,193
Supertex, Inc.	4,508	107,786
TriQuint Semiconductor, Inc. (a)	74,421	515,738
Volterra Semiconductor Corp. (a)	11,406	161,053

		15,491,586

Semiconductors & Semiconductor Equipment — 0.0%
Ambarella, Inc. (a)	8,403	141,422

Shipping — 0.5%
Frontline Ltd. (a)(b)	23,906	42,314
GasLog Ltd.	11,967	153,178
Gulfmark Offshore, Inc., Class A	12,164	548,475
International Shipholding Corp.	2,471	57,648
Knightsbridge Tankers Ltd.	11,211	82,513
Matson, Inc.	19,365	484,125
Nordic American Tankers Ltd.	29,991	227,032
Scorpio Tankers, Inc.	73,907	663,685
Ship Finance International Ltd.	23,274	345,386
Teekay Tankers Ltd., Class A	28,493	74,936
Ultrapetrol Bahamas Ltd. (a)	9,342	26,625
UTI Worldwide, Inc.	41,179	678,218

		3,384,135

Software — 0.3%
Comverse, Inc. (a)	10,123	301,260
FleetMatics Group Plc (a)	7,428	246,832
Fusion-io, Inc. (a)	34,618	492,960
Model N, Inc. (a)	3,657	85,427
Qualys, Inc. (a)	6,747	108,762
Rally Software Development Corp. (a)	3,119	77,414
Trulia, Inc. (a)	10,908	339,130
Vringo, Inc. (a)	30,410	96,400

		1,748,185

Specialty Retail — 3.4%
1-800-FLOWERS.COM, Inc., Class A (a)	11,769	72,850
America’s Car-Mart, Inc. (a)(b)	3,663	158,388
ANN, Inc. (a)	21,495	713,634
Asbury Automotive Group, Inc. (a)(b)	14,180	568,618
Aéropostale, Inc. (a)	35,770	493,626
Barnes & Noble, Inc. (a)	18,377	293,297
bebe Stores, Inc.	15,899	89,193
Big 5 Sporting Goods Corp.	7,687	168,730
Blue Nile, Inc. (a)(b)	5,651	213,495
Body Central Corp. (a)	7,452	99,261
Brown Shoe Co., Inc.	19,715	424,464
The Buckle, Inc.	12,743	662,891
The Cato Corp., Class A	12,566	313,647
The Children’s Place Retail Stores, Inc. (a)	10,523	576,660
Christopher & Banks Corp. (a)	16,435	110,772
Citi Trends, Inc. (a)	6,996	101,652
Conn’s, Inc. (a)	10,223	529,142
Destination Maternity Corp.	6,181	152,053
Destination XL Group, Inc. (a)(b)	19,233	121,937
Express, Inc. (a)	38,901	815,754
The Finish Line, Inc., Class A	22,433	490,385
Five Below, Inc. (a)	14,924	548,606

See Notes to Financial Statements.

70	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail (concluded)
Francesca’s Holdings Corp. (a)	20,042	$556,967
Genesco, Inc. (a)	10,936	732,603
Group 1 Automotive, Inc.	9,899	636,803
Haverty Furniture Cos., Inc.	9,005	207,205
hhgregg, Inc. (a)	5,856	93,520
Hibbett Sports, Inc. (a)	11,837	656,953
Jos. A. Bank Clothiers, Inc. (a)	12,733	526,128
Lithia Motors, Inc., Class A	10,105	538,698
Lumber Liquidators Holdings, Inc. (a)	12,521	975,010
MarineMax, Inc. (a)	10,588	119,962
Mattress Firm Holding Corp. (a)	6,106	246,072
The Men’s Wearhouse, Inc.	22,903	866,879
Monro Muffler Brake, Inc.	14,253	684,857
New York & Co. (a)	13,122	83,325
Office Depot, Inc. (a)	112,184	434,152
OfficeMax, Inc.	39,652	405,640
Pacific Sunwear of California, Inc. (a)	20,814	75,971
Penske Automotive Group, Inc.	19,231	587,315
The Pep Boys—Manny, Moe & Jack (a)	24,221	280,479
Pier 1 Imports, Inc.	43,201	1,014,791
RadioShack Corp. (b)	45,456	143,641
Regis Corp.	21,642	355,362
Restoration Hardware Holdings, Inc. (a)	8,051	603,825
Rue21, Inc. (a)	6,689	278,329
Shoe Carnival, Inc.	6,798	163,220
Shutterfly, Inc. (a)	17,304	965,390
Sonic Automotive, Inc.	17,745	375,129
Stage Stores, Inc.	14,914	350,479
Stamps.com, Inc. (a)	5,966	235,001
Stein Mart, Inc.	12,667	172,905
Systemax, Inc.	4,911	46,212
Tilly’s, Inc., Class A (a)	4,434	70,944
Vitamin Shoppe, Inc. (a)(b)	13,814	619,420
The Wet Seal, Inc., Class A (a)	40,663	191,523
Zale Corp. (a)	14,750	134,225
Zumiez, Inc. (a)(b)	9,632	276,920

		22,424,910

Steel — 0.1%
AK Steel Holding Corp. (b)	62,223	189,158
Carbonite, Inc. (a)	5,453	67,563
Handy & Harman Ltd. (a)	2,444	43,699
Olympic Steel, Inc.	4,109	100,670
Schnitzer Steel Industries, Inc., Class A	11,664	272,704
Shiloh Industries, Inc.	2,791	29,138
TMS International Corp., Class A	6,398	94,882
Universal Stainless & Alloy Products, Inc. (a)	3,127	92,184

		889,998

Synthetic Fibers & Chemicals — 0.0%
Zoltek Cos., Inc. (a)	12,558	162,124

Technology: Miscellaneous — 0.3%
Acorn Energy, Inc. (b)	8,237	69,520
Benchmark Electronics, Inc. (a)	24,733	497,134
CTS Corp.	15,294	208,610
Fabrinet (a)	12,837	179,718
Hutchinson Technology, Inc. (a)	10,603	50,152
Pendrell Corp. (a)	73,904	193,629
Plexus Corp. (a)	15,526	464,072
Vocus, Inc. (a)	8,587	90,335

		1,753,170

Telecommunications Equipment — 0.2%
ARRIS Group, Inc. (a)	53,016	760,779
CalAmp Corp. (a)	16,013	233,790
Inteliquent, Inc.	14,839	85,324
Symmetricom, Inc. (a)	18,663	83,797

Common Stocks	Shares	Value
Telecommunications Equipment (concluded)
Tessco Technologies, Inc.	2,487	$65,657
Ubiquiti Networks, Inc.	5,721	100,346
Vocera Communications, Inc. (a)	9,558	140,503

		1,470,196

Textile Products — 0.1%
Culp, Inc.	3,739	65,021
Interface, Inc.	27,036	458,801
Unifi, Inc. (a)	6,763	139,791

		663,613

Textiles Apparel & Shoes — 1.3%
American Apparel, Inc. (a)	26,122	50,154
Columbia Sportswear Co.	5,853	366,691
Crocs, Inc. (a)	40,154	662,541
Fifth & Pacific Cos., Inc. (a)(b)	54,660	1,221,104
G-III Apparel Group Ltd. (a)	7,645	367,877
Iconix Brand Group, Inc. (a)	25,971	763,807
The Jones Group, Inc.	36,489	501,724
Maidenform Brands, Inc. (a)	10,589	183,507
Oxford Industries, Inc.	6,137	382,949
Perry Ellis International, Inc.	5,602	113,777
Quiksilver, Inc. (a)(b)	60,464	389,388
R.G. Barry Corp.	4,416	71,716
Skechers U.S.A., Inc., Class A (a)	17,601	422,600
Steven Madden Ltd. (a)	18,264	883,612
True Religion Apparel, Inc.	11,891	376,469
Tumi Holdings, Inc. (a)	21,753	522,072
Vera Bradley, Inc. (a)	9,818	212,658
Weyco Group, Inc.	2,938	74,038
Wolverine World Wide, Inc.	22,836	1,247,074

		8,813,758

Tobacco — 0.2%
Alliance One International, Inc. (a)	39,751	151,054
Star Scientific, Inc. (a)(b)	75,625	105,119
Universal Corp.	10,622	614,483
Vector Group Ltd.	27,371	443,957

		1,314,613

Toys — 0.1%
Jakks Pacific, Inc.	8,765	98,606
Leapfrog Enterprises, Inc. (a)	28,964	285,006

		383,612

Transportation Miscellaneous — 0.3%
Echo Global Logistics, Inc. (a)(b)	8,033	156,563
HUB Group, Inc., Class A (a)(b)	16,835	613,131
Odyssey Marine Exploration, Inc. (a)	36,335	107,552
Pacer International, Inc. (a)	16,108	101,641
Textainer Group Holdings Ltd.	9,669	371,676
Wesco Aircraft Holdings, Inc. (a)(b)	18,674	346,776
XPO Logistics, Inc. (a)(b)	8,250	149,243

		1,846,582

Truckers — 0.6%
Arkansas Best Corp.	11,729	269,181
Celadon Group, Inc.	9,175	167,444
Forward Air Corp.	13,725	525,393
Heartland Express, Inc.	21,075	292,310
Knight Transportation, Inc.	26,799	450,759
Marten Transport Ltd.	10,718	167,943
Patriot Transportation Holding, Inc. (a)	2,955	88,768
Quality Distribution, Inc. (a)(b)	9,627	85,103
Roadrunner Transportation Systems, Inc. (a)	8,005	222,859
Saia, Inc. (a)	11,083	332,142
Swift Transportation Co. (a)	38,179	631,481
Universal Truckload Services, Inc. (a)	2,481	59,817

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	71

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Truckers (concluded)
Werner Enterprises, Inc.	20,790	$502,494
YRC Worldwide, Inc. (a)	4,281	123,079

		3,918,773

Utilities: Electrical — 1.8%
Allete, Inc.	18,149	904,728
Atlantic Power Corp.	54,660	215,360
Avista Corp.	27,296	737,538
Black Hills Corp.	20,272	988,260
Cleco Corp.	27,555	1,279,379
El Paso Electric Co.	18,339	647,550
The Empire District Electric Co.	19,479	434,576
Genie Energy Ltd.	5,984	54,754
IDACORP, Inc.	22,887	1,093,083
MGE Energy, Inc.	10,546	577,499
NorthWestern Corp.	17,217	686,958
Otter Tail Corp.	16,551	470,048
Pike Electric Corp.	11,791	145,029
PNM Resources, Inc.	36,296	805,408
Portland General Electric Co.	34,489	1,055,019
UIL Holdings Corp.	23,118	884,264
Unitil Corp.	6,318	182,464
UNS Energy Corp.	18,870	844,055

		12,005,972

Utilities: Gas Distributors — 1.0%
Chesapeake Utilities Corp.	4,403	226,711
Delta Natural Gas Co., Inc.	3,149	66,916
The Laclede Group, Inc.	14,894	680,060
New Jersey Resources Corp.	19,057	791,437
Northwest Natural Gas Co.	12,281	521,697
Piedmont Natural Gas Co.	34,460	1,162,681
South Jersey Industries, Inc.	14,585	837,325
Southwest Gas Corp.	21,118	988,111
WGL Holdings, Inc.	23,574	1,018,868

		6,293,806

Utilities: Miscellaneous — 0.0%
Ormat Technologies, Inc.	8,046	189,242

Utilities: Telecommunications — 0.9%
8x8, Inc. (a)	32,946	271,475
Atlantic Tele-Network, Inc.	4,227	209,913
Boingo Wireless, Inc. (a)	8,322	51,680
Cbeyond, Inc. (a)	12,536	98,282
Cincinnati Bell, Inc. (a)(b)	95,363	291,811
Cogent Communications Group, Inc.	21,521	605,816
Consolidated Communications Holdings, Inc.	18,637	324,470
Fairpoint Communications, Inc. (a)(b)	9,769	81,571
General Communication, Inc., Class A (a)	14,721	115,265
Hawaiian Telcom HoldCo, Inc. (a)(b)	4,835	121,649
HickoryTech Corp.	6,620	70,371
IDT Corp., Class B	7,132	133,297
inContact, Inc. (a)	24,448	200,963
Iridium Communications, Inc. (a)	29,004	225,071
j2 Global, Inc.	20,906	888,714
Leap Wireless International, Inc. (a)	24,615	165,659
Lumos Networks Corp.	7,179	122,761
magicJack VocalTec Ltd. (a)(b)	8,444	119,820
NII Holdings, Inc. (a)	78,247	521,907
NTELOS Holdings Corp.	7,167	117,969
ORBCOMM, Inc. (a)	16,529	74,215
Premiere Global Services, Inc. (a)	21,965	265,117
Primus Telecommunications Group, Inc. (a)	5,606	66,936
Shenandoah Telecom Co.	11,067	184,598
Towerstream Corp. (a)	30,020	76,551
USA Mobility, Inc.	10,022	135,998

Common Stocks	Shares	Value
Utilities: Telecommunications (concluded)
Vonage Holdings Corp. (a)	49,566	$140,272
West Corp.	9,655	213,762

		5,895,913

Utilities: Water — 0.3%
American States Water Co.	8,800	472,296
Artesian Resources Corp., Class A	3,484	77,624
California Water Service Group	21,826	425,825
Connecticut Water Service, Inc.	4,948	142,008
Consolidated Water Co., Inc.	6,763	77,301
Middlesex Water Co.	7,260	144,619
Pure Cycle Corp. (a)	7,618	42,585
SJW Corp.	7,052	184,762
York Water Co.	5,972	113,647

		1,680,667

Total Common Stocks — 97.2%		640,991,890

Investment Companies
Asset Management & Custodian — 0.3%
BlackRock Kelso Capital Corp. (c)	33,896	317,267
Firsthand Technology Value Fund, Inc. (a)	3,888	77,216
Gladstone Capital Corp.	9,667	78,979
Hercules Technology Growth Capital, Inc.	28,135	392,202
Pennantpark Investment Corp.	30,391	335,820
Prospect Capital Corp.	110,764	1,196,251

Total Investment Companies — 0.3%		2,397,735

Other Interests (e) — 0.0%
Machinery: Industrial — 0.0%
Gerber Scientific, Inc.	12,866	—

Rights — 0.0%
Auto Parts — 0.0%
Federal-Mogul Corp. (Expires 12/27/14) (a)	8,695	1,478

Warrants (f) — 0.0%
Oil: Crude Producers — 0.0%
Magnum Hunter Resources Corp. (Issued 8/31/12, 1 share for 1 warrant, Expires 10/14/13, Strike Price $10.50)	5,700	—

Total Long-Term Investments (Cost – $464,231,976) — 97.5%		643,391,103

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (c)(g)	22,342,449	22,342,449

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.21% (c)(g)(h)	$76,754	76,754,416

Total Short-Term Securities (Cost — $99,096,865) — 15.0%		99,096,865

Total Investments (Cost — $563,328,841*) — 112.5%		742,487,968
Liabilities in Excess of Other Assets —(12.5)%		(82,237,050)

Net Assets — 100.0%		$660,250,918

See Notes to Financial Statements.

72	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Schedule of Investments (continued)	Master Small Cap Index Series

Notes to Schedule of investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$581,429,921

Gross unrealized appreciation	$193,754,726
Gross unrealized depreciation	(32,696,679)

Net unrealized appreciation	$161,058,047

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in issuers considered to be an affiliate of the Series during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/				Shares/
	Beneficial	Shares/			Beneficial
	Interest Held	Beneficial			Interest Held	Value
	at December 31,	Interest		Shares	at June 30,	at June 30,		Realized
Affiliate	2012	Purchased		Sold	2013	2013	Income	Loss
BlackRock Kelso Capital Corp.	24,999	10,688		(1,791)	33,896	$317,267	$15,490	$(1,010)
BlackRock Liquidity Funds, Temp Fund, Institutional Class	20,512,415	1,830,034	[1]	—	22,342,449	$22,342,449	$9,180	—
BlackRock Liquidity Series LLC, Money Market Series	$36,877,998	$39,876,418	[1]	—	$76,754,416	$76,754,416	$510,502	—
PennyMac Financial Services, Inc.	—	5,696		—	5,696	$121,154	—	—
PennyMac Mortgage Investment Trust	27,689	899		—	28,588	$601,777	$32,592	—

[1]	Represents net shares/beneficial interest purchased.
(d)	All or a portion of security has been pledged in connection with open financial futures contracts.
(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(f)	Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.
(g)	Represents the current yield as of report date.
(h)	Security was purchased with the cash collateral from loaned securities. The Series may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
179	Russell 2000 E-Mini	ICE Futures US Indices	September 2013	$17,447,130	$111,576

•	For Series compliance purposes, the Series’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Series management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	73

Schedule of Investments (concluded)	Master Small Cap Index Series

The following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$643,391,103	—	—	$643,391,103
Short-Term Securities	22,342,449	$76,754,416	—	99,096,865

Total	$665,733,552	$76,754,416	—	$742,487,968

[1]	See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$111,576	—	—	$111,576

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Series’ assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$638,202	—	—	$638,202
Cash pledged for financial futures contracts	886,000	—	—	886,000
Liabilities:
Collateral on securities loaned at value	—	$(76,754,416)	—	(76,754,416)

Total	$1,524,202	$(76,754,416)	—	$(75,230,214)

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

74	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Statements of Assets and Liabilities

	Master	Master
	International	Small Cap
June 30, 2013 (Unaudited)	Index Series	Index Series
Assets
Investments at value — unaffiliated[1,2]	$815,669,615	$642,350,905
Investments at value — affiliated[3]	4,365,311	100,137,063
Cash	—	638,202
Cash pledged for financial futures contracts	840,000	886,000
Foreign currency at value[4]	5,547,756	—
Dividends receivable	5,320,486	845,993
Investments sold receivable	38,326	58,170,380
Contributions receivable from investors	462,432	—
Variation margin receivable	185,038	—
Securities lending income receivable — affiliated	—	62,683
Prepaid expenses	965	814

Total assets	832,429,929	803,092,040

Liabilities
Collateral on securities loaned at value	—	76,754,416
Investments purchased payable	—	57,713,478
Unrealized depreciation on foreign currency exchange contracts	12,138	—
Other affiliates payable	7,083	5,236
Investment advisory fees payable	6,827	4,368
Directors’ fees payable	5,288	357
Variation margin payable	—	43,736
Withdrawals payable to investors	—	8,168,415
Other accrued expenses payable	61,253	151,116

Total liabilities	92,589	142,841,122

Net Assets	$832,337,340	$660,250,918

Net Assets Consist of
Investors’ capital	$671,062,911	$480,980,215
Net unrealized appreciation/depreciation	161,274,429	179,270,703

Net Assets	$832,337,340	$660,250,918

[1] Investments at cost — unaffiliated	$654,241,039	$463,238,753
[2] Securities loaned at value	—	$74,337,068
[3] Investments at cost — affiliated	$4,365,311	$100,090,088
[4] Foreign currency at cost	$5,699,287	—

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	75

Statements of Operations

	Master	Master
	International	Small Cap
Six Months Ended June 30, 2013 (Unaudited)	Index Series	Index Series
Investment Income
Dividends — unaffiliated	$19,017,063	$3,967,275
Foreign taxes withheld	(1,511,921)	(6,078)
Securities lending — affiliated — net	—	510,502
Dividends — affiliated	1,102	57,262

Total income	17,506,244	4,528,961

Expenses
Investment advisory	41,730	32,538
Accounting services	73,605	60,185
Custodian	52,216	73,515
Professional	29,866	31,745
Directors	13,738	8,642
Printing	2,352	1,671
Miscellaneous	5,146	3,681

Total expenses	218,653	211,977
Less fees waived and/or reimbursed by Manager	(894)	(7,827)

Total expenses after fees waived and/or reimbursed	217,759	204,150

Net investment income	17,288,485	4,324,811

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(4,442,906)	21,663,604
Investments — affiliated	—	(1,010)
Financial futures contracts	636,951	3,396,796
Foreign currency transactions	(768,351)	(127)

	(4,574,306)	25,059,263

Net change in unrealized appreciation/depreciation on:
Investments	14,038,018	65,332,033
Financial futures contracts	(161,546)	(306,471)
Foreign currency translations	(300,486)	5

	13,575,986	65,025,567

Total realized and unrealized gain	9,001,680	90,084,830

Net Increase in Net Assets Resulting from Operations	$26,290,165	$94,409,641

See Notes to Financial Statements.

76	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Statements of Changes in Net Assets

	Master International Index Series		Master Small Cap Index Series
	Six Months Ended		Six Months Ended
	June 30,	Year Ended	June 30,	Year Ended
	2013	December 31,	2013	December 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2012	(Unaudited)	2012
Operations
Net investment income	$17,288,485	$22,971,640	$4,324,811	$10,865,791
Net realized gain (loss)	(4,574,306)	(61,304,658)	25,059,263	7,464,862
Net change in unrealized appreciation/depreciation	13,575,986	182,573,315	65,025,567	65,437,618

Net increase in net assets resulting from operations	26,290,165	144,240,297	94,409,641	83,768,271

Capital Transactions
Proceeds from contributions	133,752,779	279,030,661	107,183,969	389,096,894
Value of withdrawals	(85,849,233)	(520,908,247)	(123,113,984)	(420,147,450)

Net increase (decrease) in net assets derived from capital transactions	47,903,546	(241,877,586)	(15,930,015)	(31,050,556)

Net Assets
Total increase (decrease) in net assets	74,193,711	(97,637,289)	78,479,626	52,717,715
Beginning of period	758,143,629	855,780,918	581,771,292	529,053,577

End of period	$832,337,340	$758,143,629	$660,250,918	$581,771,292

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	77

Financial Highlights	Master International Index Series

	Six Months Ended June 30, 2013 (Unaudited)

		Year Ended December 31,
		2012	2011	2010	2009	2008
Total Investment Return
Total investment return	3.42%[1]	19.01%	(12.34)%	7.66%	28.99%	(41.94)%

Ratios to Average Net Assets
Total expenses	0.05%[2]	0.06%	0.08%	0.11%	0.09%	0.11%

Total expenses after fees waived and/or reimbursed	0.05%[2]	0.06%	0.08%	0.10%	0.09%	0.10%

Net investment income	4.15%[2]	3.36%	3.38%	2.73%	2.98%	3.54%

Supplemental Data
Net assets, end of period (000)	$832,337	$758,144	$855,781	$922,700	$749,280	$706,119

Portfolio turnover	3%	21%	6%	8%	30%	30%

Master Small Cap Index Series

	Six Months Ended June 30, 2013 (Unaudited)

		Year Ended December 31,
		2012	2011	2010	2009	2008
Total Investment Return
Total investment return	15.99%[1]	16.52%	(4.30)%	27.19%	27.37%	(33.57)%

Ratios to Average Net Assets
Total expenses	0.07%[2]	0.14%	0.09%	0.12%	0.09%	0.08%

Total expenses after fees waived and/or reimbursed and fees paid indirectly	0.06%[2]	0.08%	0.07%	0.08%	0.07%	0.07%

Net investment income	1.33%[2]	2.13%	1.46%	1.27%	1.27%	1.60%

Supplemental Data
Net assets, end of period (000)	$660,251	$581,771	$529,054	$338,172	$229,637	$344,720

Portfolio turnover	18%	68%	31%	42%	43%	42%

[1]	Aggregate total investment return.
[2]	Annualized.

See Notes to Financial Statements.

78	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Notes to Financial Statements (Unaudited)	Quantitative Master Series LLC

1. Organization:

Master International Index Series (“Master International Index”) and Master Small Cap Index Series (“Master Small Cap Index”) (collectively, the “Series” or individually, a “Series”) are non-diversified and diversified, respectively, open-end management investment companies. Each is a series of Quantitative Master Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

2. Significant Accounting Policies:

The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Series:

Valuation: US GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Black-Rock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Series for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Master Small Cap Index values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	79

Notes to Financial Statements (continued)	Quantitative Master Series LLC

all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.

Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Series’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/ or policies approved by the Board. Each business day, the Series use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Series’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Series’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Series do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Series report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Series either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts and foreign currency exchange contracts), the Series will, consistent with SEC rules and/ or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Series engaging in such transactions may have requirements to deliver/deposit securities to/ with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Income Taxes: The Series are classified as partnerships for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Series have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: Master Small Cap Index may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by Master Small Cap Index should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of Master Small Cap Index and any additional required collateral is delivered to Master Small Cap Index on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral,

80	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Notes to Financial Statements (continued)	Quantitative Master Series LLC

net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, Master Small Cap Index earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by Master Small Cap Index Series under Master Securities Lending Agreements (“MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, Master Small Cap Index, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, Master Small Cap Index can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The following table is a summary of Master Small Cap Index’s open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

	Securities	Cash
	Loaned at	Collateral	Net
Counterparty	Value	Received[1]	Amount
Barclays Capital, Inc.	$746,900	$(746,900)	—
BNP Paribas S.A.	147,974	(147,974)	—
Citigroup Global Markets, Inc.	1,078,035	(1,078,035)	—
Credit Suisse Securities (USA) LLC	20,211,469	(20,211,469)	—
Deutsche Bank Securities, Inc.	727,372	(727,372)	—
Goldman Sachs & Co.	1,285,768	(1,285,768)	—
J.P. Morgan Securities LLC	1,349,789	(1,349,789)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,488,545	(1,488,545)	—
Morgan Stanley	46,228,255	(46,228,255)	—
SG Americas Securities LLC	301,629	(301,629)	—
UBS Securities LLC	771,332	(771,332)	—

Total	$74,337,068	$(74,337,068)	—

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $76,754,416 has been received in connection with securities lending transactions.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Series engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to economically hedge, their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Series purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Series are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized appreciation or depreciation. When the contract is closed, the Series record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Series enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Series, help to manage the overall exposure to the currencies in which some of the investments held by the Series are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	81

Notes to Financial Statements (continued)	Quantitative Master Series LLC

value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Series’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013

Derivative Assets
Statements of Assets and
	Liabilities Location	Value
		Master	Master
		International	Small
		Index	Cap Index
Equity contracts	Net unrealized appreciation/ depreciation[1]	$81,475	$111,576

	Derivative Liabilities
	Statement of Assets and
	Liabilities Location	Value
		Master
		International
		Index
Equity contracts	Net unrealized appreciation/ depreciation[1]	$(123,919)
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	(12,138)

Total		$(136,057)

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations

Six Months Ended June 30, 2013

	Net Realized Gain (Loss) From
	Master	Master
	International	Small Cap
	Index	Index
Equity contracts:
Financial futures contracts	$636,951	$3,396,796
Foreign currency exchange contracts:
Foreign currency transactions	(159,238)	(29)

Total	$(477,713)	$3,396,767

	Net Change in Unrealized
	Appreciation/
	Depreciation on
	Master	Master
	International	Small Cap
	Index	Index
Equity contracts:
Financial futures contracts	$(161,546)	$(306,471)
Foreign currency exchange contracts:
Foreign currency translations	(12,923)	—

Total	$(174,469)	$(306,471)

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Master	Master
	International	Small Cap
	Index	Index
Financial futures contracts:
Average number of contracts purchased	187	171
Average notional value of contracts purchased	$10,742,299	$16,409,655
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	2	—
Average number of contracts – US dollars sold	2	—
Average US dollar amounts purchased	$155,235	—
Average US dollar amounts sold	$1,050,000	—

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Series.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net

82	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Notes to Financial Statements (continued)	Quantitative Master Series LLC

payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Series’ net assets decline by a stated percentage or the Series fails to meet the terms of its ISDA Master Agreements, which would cause the Series to accelerate payment of any net liability owed to the counter-party.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Series and the counterparty.

Cash collateral that has been pledged to cover obligations of the Series and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Series, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer is required, which is determined at the close of business of the Series and additional required collateral is delivered to/pledged by the Series on the next business day. To the extent amounts due to the Series from its counterparties are not fully collateralized, contractually or otherwise, the Series bears the risk of loss from counterparty non-performance. The Series attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Series do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At June 30, 2013, the Funds’ derivative assets and liabilities (by type) on a gross basis are as follows:

	Master		Master
	International		Small Cap
	Index		Index
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$185,038	—	—	$43,736
Foreign currency exchange contracts	—	$12,138	—	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	185,038	12,138	—	43,736

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	185,038	12,138	—	43,736

Total assets and liabilities subject to a MNA	—	—	—	—

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Series’ investment advisor, an indirect, wholly owned subsidiary of Black-Rock, to provide investment advisory and administration services. The Manager is responsible for the management of the Series’ portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pay the Manager a monthly fee at an annual rate of 0.01% of the Series’ average daily net assets.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is 0.12% for Master International Index and 0.08% for Master Small Cap Index.

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2014 unless approved by the Board, including a majority of the Independent Directors. For the six months ended June 30, 2013, Master Small Cap Index, waived $387, which is included in fees waived and/or reimbursed by Manager in the Statements of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pay to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Series’ investment in other affiliated investment companies, if any. These amounts are included in fees waived and/or reimbursed by Manager in the Statements of Operations. For the six months ended June 30, 2013, the amounts waived for Master International Index and Master Small Cap Index, were $894 and $7,440, respectively.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager, with respect to each Series. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

For the six months ended June 30, 2013, Master International Index and Master Small Cap Index reimbursed the Manager $2,538 and $1,703, respectively, for certain accounting services, which are included in accounting services in the Statements of Operations.

The Master LLC, on behalf of Master Small Cap Index, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained

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Notes to Financial Statements (continued)	Quantitative Master Series LLC

BIM as the securities lending agent. BIM may, on behalf of the Series, invest cash collateral received by the Series for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Series retain 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The Series benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Series is shown as securities lending — affiliated – net in the Statements of Operations. For the six months ended June 30, 2013, BIM received $278,382 in securities lending agent fees related to securities lending activities for the Series.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2013, were as follows:

	Purchases	Sales
Master International Index	$100,184,181	$28,165,619
Master Small Cap Index	$111,056,215	$112,689,040

7. Bank Borrowings:

The Series, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Series may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Series did not borrow under the credit agreement during the six months ended June 30, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Series invest in securities and enter into transactions where risks exist due to fluctuations in the market

(market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counter-party credit risk, or the risk that an entity with which the Series have unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counter-parties. The extent of the Series’ exposure to market, issuer and counter-party credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Series.

Master International Index invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Series concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

Master International Index invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several Euro-pean countries, including Greece, Ireland, Italy, Portugal and Spain. As of June 30, 2013, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Series’ investments.

As of June 30, 2013, Master Small Cap Index invested a significant portion of its assets in securities in the Financials sector. Changes in economic conditions affecting the Financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

84	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Notes to Financial Statements (concluded)	Quantitative Master Series LLC

As of June 30, 2013, the Series had the following industry classifications:

Master International Index

Percent of
Industry	Long-Term Investments
Commercial Banks	13%
Pharmaceuticals	9%
Oil, Gas & Consumable Fuels	6%
Insurance	5%
Other[1]	67%

Master Small Cap Index

Percent of
Industry	Long-Term Investments
Real Estate Investment Trusts (“REITs”)	8%
Banks: Diversified	7%
Computer Services Software & Systems	6%
Other[1]	79%

[1]	All other industries held were less than 5% of long-term investments.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	85

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement	Master International Index Series

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of Quantitative Master Series LLC (the “Master LLC”) met in person on April 11, 2013 (the “April Meeting”) and May 21-22, 2013 (the “May Meeting”) to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, on behalf of Master International Index Series (the “Master Portfolio”), a series of the Master LLC. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Master Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master LLC as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Portfolio and its interest holders. Among the matters the Board considered were: (a) investment performance of an affiliated feeder fund that invests all of its investable assets in the Master Portfolio (the

“representative feeder fund”) for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or under-performance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s investment objective, policies and restrictions; (e) the Master LLC’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) Black-Rock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) Black-Rock’s implementation of the Master LLC’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Master Portfolio by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the representative feeder fund, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the representative feeder fund as compared

86	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)	Master International Index Series

with a peer group of funds as determined by Lipper,1 as well as the gross investment performance of the representative feeder fund as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio to Black-Rock; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio; (d) the representative feeder fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Master Portfolio. Throughout the year, the Board compared the representative feeder fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the performance of the Master Portfolio and the representative feeder fund and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio. BlackRock and its affiliates provide the Master Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of Black-Rock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio. The Board noted that the representative feeder fund’s investment results correspond

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	87

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)	Master International Index Series

directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the representative feeder fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the representative feeder fund as compared to other funds in its applicable Lipper category and the gross investment performance of the representative feeder fund as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the representative feeder fund, as applicable, throughout the year.

The Board noted that the representative feeder fund’s gross performance (before expenses and fees), as agreed upon by the Board, was within tolerance of its benchmark during the one-year period reported and exceeded its benchmark during the three- and five-year periods reported. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the representative feeder fund.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s/ representative feeder fund’s contractual management fee rate compared with the other funds in the representative feeder fund’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the representative feeder fund’s total net operating expense ratio, as well as the Master Portfolio’s/representative feeder fund’s actual management fee rate, to those of other funds in the representative feeder fund’s Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Portfolio’s/representative feeder fund’s contractual management fee rate ranked in the first quartile relative to the representative feeder fund’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the Master Portfolio’s total net operating expenses as a percentage of the Master Portfolio’s average daily net assets.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In its consideration, the Board took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive

88	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)	Master International Index Series

from their respective relationships with the Master Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio for a one-year term ending June 30, 2014 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its interest holders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement	Master Small Cap Index Series

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of Quantitative Master Series LLC (the “Master LLC”) met in person on April 11, 2013 (the “April Meeting”) and May 21-22, 2013 (the “May Meeting”) to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, on behalf of Master Small Cap Index Series (the “Master Portfolio”), a series of the Master LLC. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Master Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master LLC as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Portfolio and its interest holders. Among the matters the Board considered were: (a) investment performance of an affiliated feeder fund that invests all of its investable assets in the Master Portfolio (the

“representative feeder fund”) for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or under-performance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s investment objective, policies and restrictions; (e) the Master LLC’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) Black-Rock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) Black-Rock’s implementation of the Master LLC’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Master Portfolio by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the representative feeder fund, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the representative feeder fund as compared

90	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)	Master Small Cap Index Series

with a peer group of funds as determined by Lipper,1 as well as the gross investment performance of the representative feeder fund as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio to Black-Rock; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio; (d) the representative feeder fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Master Portfolio. Throughout the year, the Board compared the representative feeder fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the performance of the Master Portfolio and the representative feeder fund and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio. BlackRock and its affiliates provide the Master Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of Black-Rock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio. The Board noted that the representative feeder fund’s investment results correspond

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)	Master Small Cap Index Series

directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the representative feeder fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the representative feeder fund as compared to other funds in its applicable Lipper category and the gross investment performance of the representative feeder fund as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the representative feeder fund, as applicable, throughout the year.

The Board noted that the representative feeder fund’s gross performance (before expenses and fees), as agreed upon by the Board, was within tolerance of its benchmark during each of the one-, three- and five-year periods reported. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the representative feeder fund.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s/ representative feeder fund’s contractual management fee rate compared with the other funds in the representative feeder fund’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the representative feeder fund’s total net operating expense ratio, as well as the Master Portfolio’s/representative feeder fund’s actual management fee rate, to those of other funds in the representative feeder fund’s Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Portfolio’s/representative feeder fund’s contractual management fee rate ranked in the second quartile relative to the representative feeder fund’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the Master Portfolio’s total net operating expenses as a percentage of the Master Portfolio’s average daily net assets.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In its consideration, the Board took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive

92	QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)	Master Small Cap Index Series

from their respective relationships with the Master Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio for a one-year term ending June 30, 2014 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its interest holders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

QUANTITATIVE MASTER SERIES LLC	JUNE 30, 2013	93

Officers and Directors

Ronald W. Forbes, Co-Chairman of the Board and Director

Rodney D. Johnson, Co-Chairman of the Board and Director

Paul L. Audet, Director

David O. Beim, Director

Henry Gabbay, Director

Dr. Matina S. Horner, Director

Herbert I. London, Director

Ian A. MacKinnon, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Toby Rosenblatt, Director

Kenneth L. Urish, Director

Frederick W. Winter, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money

    Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Princeton, NJ 08540

Custodians

JPMorgan Chase Bank, N.A.1

Brooklyn, NY 11245

State Street Bank and Trust Company2

Boston, MA 02110

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

[1]	For Master International Index Series.
[2]	For Master Small Cap Index Series.

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Delivery of Documents

eDelivery is NOW AVAILABLE- Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, each Fund files a complete schedule of its portfolio holdings with the
Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at
www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public
Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information
regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available in each Fund’s Statement of
Additional Information, which may be obtained free of charge on
www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the
SEC’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The
Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The
Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Small Cap Index Fund, and American Beacon International Equity Index Fund are service marks of American Beacon Advisors, Inc.

SAR 6/13

American Beacon® FUNDS

2013 SEMI-ANNUAL REPORT

JUNE 30, 2013

TREASURY INFLATION PROTECTED SECURITIES FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. In a period of sustained deflation, the inflation-indexed securities may not pay any income and may suffer a loss. A security backed by the U.S. Treasury is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate risk. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2013

Dear Shareholders,

With economic conditions showing signs of improvement during the first six months of 2013, the market turned its attention to the possibility of rising inflation. That’s one reason why many investors have continued to turn to Treasury Inflation-Protected Securities (TIPS) to help protect their portfolios against inflation. The American Beacon Treasury Inflation Protected Securities Fund blends different maturities of these popular instruments to take this inflation protection strategy a step further.

•	For the six-month period ended June 30, 2013, the American Beacon Treasury Inflation Protected Securities Fund (Institutional Class) returned -5.29%, outperforming the Lipper Treasury Inflation Protected Securities Index by 160 basis points (1.60%).

American Beacon’s roots as a pension fund manager make us acutely aware of the importance of protecting our shareholders against inflation. Although we are known primarily for our actively managed equity funds, we bring that same level of expertise to a Fund designed more for inflation protection.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr. President American Beacon Funds

1

American Beacon Treasury Inflation Protected Securities FundSM

Performance Overview

June 30, 2013 (Unaudited)

The Investor Class of the American Beacon Treasury Inflation Protected Securities Fund (the “Fund”) returned -5.41% for the six months ended June 30, 2013, trailing the Barclays Capital 1-10 Year U.S. TIPS Index (the “Index”) return of -5.21%, but outperforming the Lipper TIPS Index return of -6.89%.

Total Returns for the Period ended 6/30/13

	6 Months*	1 Year	5 Years	Since Inception 6/30/04
Institutional Class(1,7,8)	-5.29%	-3.25%	3.17%	4.39%
Y Class (1,3,7,8)	-5.35%	-3.48%	2.95%	4.26%
Investor Class(1,2,7,8)	-5.41%	-3.58%	2.81%	4.18%
A Class without sales load (1,4,7,8)	-5.58%	-3.81%	2.60%	4.06%
A Class with sales load (1,4,7,8)	-10.10%	-8.40%	1.60%	3.50%
C Class without sales load (1,5,7,8)	-5.94%	-4.61%	2.17%	3.82%
C Class with sales load (1,5,7,8)	-6.94%	-5.61%	2.17%	3.82%
Barclays Capital 1-10 Yr. U.S. TIPS Index(6)	-5.21%	-3.14%	3.32%	4.68%
Barclays Capital U.S. TIPS Index(6)	-7.39%	-4.78%	4.41%	5.34%
Lipper TIPS Index(6)	-6.89%	-4.42%	3.95%	4.89%

*	Not annualized
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class up to 3/2/09, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/04.
3.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/04.

4.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 6/30/04 through 3/1/09, and the Investor Class from 3/2/09 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/04. The maximum sales charge for A Class is 4.75%.
5.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 6/30/04 through 3/1/09, and the Investor Class from 3/2/09 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/04. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The Barclays Capital 1-10 Yr. U.S. TIPS Index is an unmanaged market index comprising U.S. Treasury inflation-indexed securities with maturities between one and ten years while the Barclays Capital U.S. TIPS Index includes all maturities. The Lipper TIPS Index tracks the results of the 30 largest mutual funds in the Lipper TIPS category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
7.	A portion of the fees charged to the Investor Class of the Fund was waived from its inception. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2005. A portion of the fees charged to the Y, A, and C Classes has been waived since 2012. Performance prior to waiving fees was lower than the actual returns shown.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.37%, 0.62%, 0.77%, 1.07%, and 1.79% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund produced negative absolute returns for the six-month time period, particularly in May and June as the bond market responded to the U.S. Federal Reserve’s comments about the anticipated tapering of its asset purchase program.

From a yield curve positioning standpoint, the Fund benefited from underweighting the 6-7 year maturity range (down 6.4%), but the Fund’s relative underperformance stemmed from overweighting the 8-9 year and the 9-10 year maturity ranges (down 8.8% and 9.4%, respectively). Individual security selections within the 4-5 year maturity range also detracted from relative performance.

2

American Beacon Treasury Inflation Protected Securities FundSM

Performance Overview

June 30, 2013 (Unaudited)

From a duration perspective, a tactical short duration position in place during the second quarter added value to the Fund’s relative performance.

The Fund remains focused on investing in TIPS to provide inflation protection and income to its shareholders.

Top Ten Holdings (% Net Assets)

U.S. Treasury Inflation Indexed Security, 0.625%, Due 7/15/2021	11.4
U.S. Treasury Inflation Indexed Security, 0.125%, Due 4/15/2017	11.2
U.S. Treasury Inflation Indexed Security, 0.125%, Due 1/15/2022	11.0
U.S. Treasury Inflation Indexed Security, 0.125%, Due 4/15/2016	10.5
U.S. Treasury Inflation Indexed Security, 1.375%, Due 1/15/2020	8.9
U.S. Treasury Inflation Indexed Security, 1.625%, Due 1/15/2015	6.6
U.S. Treasury Inflation Indexed Security, 0.125%, Due 7/15/2022	6.6
U.S. Treasury Inflation Indexed Security, 2.125%, Due 1/15/2019	6.0
U.S. Treasury Inflation Indexed Security, 0.125%, Due 4/15/2018	5.7
U.S. Treasury Inflation Indexed Security, 2.00%, Due 1/15/2016	3.9
Total Fund Holdings	18

Portfolio Statistics

Effective Maturity (years)	5.3
Effective Duration (years)	5.2
3-Year Standard Deviation	3.7

Security Type (% of Total Investments)

U.S. Treasuries	99.4
Short-Term Investments	0.6

3

American Beacon Treasury Inflation Protected Securities FundSM

Fund Expenses

June 30, 2013 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The “Actual” line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If you account was subject to a custodial IRA fee during the period, your cost would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13
Institutional Class
Actual	$1,000.00	$947.13	$1.40
Hypothetical **	$1,000.00	$1,023.36	$1.45
Y Class
Actual	$1,000.00	$946.51	$2.94
Hypothetical **	$1,000.00	$1,021.77	$3.06
Investor Class
Actual	$1,000.00	$945.87	$3.33
Hypothetical **	$1,000.00	$1,021.37	$3.46
A Class
Actual	$1,000.00	$944.19	$4.82
Hypothetical **	$1,000.00	$1,019.84	$5.01
C Class
Actual	$1,000.00	$940.58	$8.56
Hypothetical **	$1,000.00	$1,015.97	$8.90

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.29%, 0.61%, 0.69%, 1.00% and 1.78% for the Institutional, Y, Investor, A and C Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

4

American Beacon Treasury Inflation Protected Securities FundSM

Schedule of Investments

June 30, 2013 (Unaudited)

	Par Amount	Fair Value
	(000’s)	(000’s)
U.S. TREASURY INFLATION PROTECTED SECURITY OBLIGATIONS - 99.16%
1.25%, Due 4/15/2014A	$1,797	$1,821
2.00%, Due 7/15/2014A	7,586	7,831
1.625%, Due 1/15/2015A	14,221	14,786
0.50%, Due 4/15/2015A	6,996	7,171
2.00%, Due 1/15/2016A	8,043	8,638
0.125%, Due 4/15/2016A	23,003	23,594
2.50%, Due 7/15/2016A	2,228	2,463
2.375%, Due 1/15/2017A	3,073	3,406
0.125%, Due 4/15/2017A	24,372	25,006
0.125%, Due 4/15/2018A	12,489	12,811
1.375%, Due 7/15/2018A	3,284	3,586
2.125%, Due 1/15/2019A	11,968	13,534
1.875%, Due 7/15/2019A	4,422	4,985
1.375%, Due 1/15/2020A	18,340	19,982
0.625%, Due 7/15/2021A	24,643	25,434
0.125%, Due 1/15/2022A	25,043	24,529
0.125%, Due 7/15/2022A	15,021	14,682
0.125%, Due 1/15/2023A	7,803	7,565

Total U.S. Treasury Obligations (Cost $231,590)		221,824

	Shares
SHORT-TERM INVESTMENTS - 0.55% (Cost $1,236)
JPMorgan U.S. Government Money Market Fund, Capital Class	1,235,612	1,236

TOTAL INVESTMENTS - 99.71% (Cost $232,826)		223,060
OTHER ASSETS, NET OF LIABILITIES - 0.29%		646

TOTAL NET ASSETS - 100.00%		$223,706

Percentages are stated as a percent of net assets.

A	Inflation-Indexed.

See accompanying notes

5

American Beacon Treasury Inflation Protected Securities FundSM

Statement of Assets and Liabilities

June 30, 2013 (Unaudited) (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair valueA	$223,060
Dividends and interest receivable	729
Receivable for fund shares sold	254
Receivable for expense reimbursement (Note 2)	19
Prepaid expenses	73

Total assets	224,135

Liabilities:
Payable for fund shares redeemed	301
Management and investment advisory fees payable	44
Administrative service and service fees payable	33
Transfer agent fees payable	10
Custody and fund accounting fees payable	3
Professional fees payable	26
Prospectus and shareholder reports fees payable	10
Trustee fees payable	2

Total liabilities	429

Net assets	$223,706

Analysis of Net Assets:
Paid-in-capital	234,011
Undistributed net investment income	(310)
Accumulated net realized loss	(229)
Unrealized depreciation of investments	(9,766)

Net assets	$223,706

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	19,815,180

Y Class	83,546

Investor Class	1,519,579

A Class	79,969

C Class	40,103

Net assets (not in thousands):
Institutional Class	$205,939,755

Y Class	$871,947

Investor Class	$15,662,551

A Class	$825,386

C Class	$406,081

Net asset value, offering and redemption price per share:
Institutional Class	$10.39

Y Class	$10.44

Investor Class	$10.31

A Class (offering price $10.83)	$10.32

C Class	$10.13

A Cost of investments in unaffiliated securities	$232,826

See accompanying notes

6

American Beacon Treasury Inflation Protected Securities FundSM

Statement of Operations

For the Six Months ended June 30, 2013 (Unaudited) (in thousands)

Investment Income:
Interest income	$56

Total investment income	56

Expenses:
Management and investment advisory fees (Note 2)	113
Administrative service fees (Note 2):
Institutional Class	151
Y Class	2
Investor Class	27
A Class	2
C Class	1
Transfer agent fees:
Institutional Class	20
Investor Class	2
Custody and fund accounting fees	17
Professional fees	24
Registration fees and expenses	40
Service fees (Note 2):
Investor Class	22
A Class	1
Distribution fees (Note 2):
A Class	1
C Class	2
Prospectus and shareholder report expenses	20
Insurance fees	3
Trustee fees	9
Other expenses	6

Total expenses	463

Net fees waived and expenses reimbursed (Note 2)	(97)

Net expenses	366

Net investment income	(310)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	38
Change in net unrealized appreciation or (depreciation) from:
Investments	(12,384)

Net loss on investments	(12,346)

Net decrease in net assets resulting from operations	$(12,656)

See accompanying notes

7

American Beacon Treasury Inflation Protected Securities FundSM

Statement of Changes of Net Assets (in thousands)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$(310)	$1,804
Net realized gain from investments	38	11,031
Change in net unrealized depreciation from investments	(12,384)	(1,096)

Net increase (decrease) in net assets resulting from operations	(12,656)	11,739

Distributions to Shareholders:
Net investment income:
Institutional Class	—	(1,723)
Y Class	—	(4)
Investor Class	—	(76)
A Class	—	(1)
Net realized gain on investments:
Institutional Class	—	(9,136)
Y Class	—	(45)
Investor Class	—	(853)
A Class	—	(35)
C Class	—	(13)
Tax Return of Capital:
Institutional Class	—	(2,844)
Y Class	—	(15)
Investor Class	—	(274)
A Class	—	(12)
C Class	—	(4)

Net distributions to shareholders	—	(15,035)

Net increase (decrease) in net assets from capital share transactions	12,551	(1,299)

Net (decrease) in net assets	(105)	(4,595)

Net Assets:
Beginning of period	223,811	228,406

End of Period *	$223,706	$223,811

* Includes undistributed net investment (loss) of	$(310)	$—

See accompanying notes

8

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) which is comprised of twenty-four Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Treasury Inflation Protected Securities Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and portfolio management services. Investment assets of the Fund may be managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the six months ended June 30, 2013 were as follows:

Management Fee Rate	Management Fee	Amounts paid to Investment Sub-Advisors	Net Amount Retained by Manager
0.10%	$113,455	$58,096	$55,359

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.15% of the

9

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

average daily net assets of the Institutional Class, 0.30% of the average daily net assets of the Y and Investor Classes and 0.40% of the average daily net assets of the A and C Classes of the Fund.

Distribution Plans

The Trust, except for the A Class of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

A separate Distribution Plan (the “Distribution Plan”) has been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Classes of the Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Services Plan

The Manager and the Trust entered into a Service Plan which obligates the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund. Service fees for the Y and C Classes for the six months ended June 30, 2013 were less than $500.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. For the six months ended June 30, 2013, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse a portion of its Administrative Service fee for the Institutional Class and other expenses of the Y, Investor, A, and C Classes. Of these amounts $18,619 was receivable from the Manager at June 30, 2013. For the six months ended June 30, 2013, the Manager reimbursed expenses as follows:

	Expense Cap and Limits
Class	4/27/12 to 5/1/13	5/2/13 to 4/30/14	Waived or Reimbursed Expenses	Expiration
Institutional	0.10%*	0.10%*	$89,425	2016
Y	0.61%	0.61%	17	2016
Investor	0.69%	0.69%	7,772	2016
A	1.00%	1.00%	151	2016
C	1.78%	1.78%	8	2016

*	Expense reduction.

10

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability is $195,591, $238,084 and $246,503 will expire in 2013, 2014, and 2015 respectively. The Fund has not recorded a liability for these potential reimbursements, due to the current assessment that reimbursements are unlikely.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the six months ended June 30, 2013, Foreside collected $2,560 from the sale of Class A Shares.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. For the period ended June 30, 2013, CDSC fees were not collected for the Treasury Inflation Protected Securities Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the “Board”).

Valuation Inputs

Various inputs may be used to determine the value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 –	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

11

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, U.S. government agencies, and U.S. treasury obligations, are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all significant transfers between any levels to be disclosed. During the six months ended June 30, 2013, there were no transfers between levels. As of June 30, 2013, the investments were classified as described below (in thousands):

	Level 1	Level 2	Level 3	Total
U.S. Treasury Inflation Protection Security Obligations	$—	$221,824	$—	$221,824
Short-Term Investments – Money Markets	1,236	—	—	1,236

Total Investments	$1,236	$221,824	$—	$223,060

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income is recorded on the ex-dividend date. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least semi-annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based up on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

12

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

Treasury Inflation Protected Securities

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expense” on the Statement of Operations.

13

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows (in thousands):

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
	(unaudited)
Distributions paid from:
Ordinary income:*
Institutional Class	$—	$1,723
Y Class	—	4
Investor Class	—	76
A Class	—	1
C Class	—	—
Long-Term Capital Gain:
Institutional Class	—	9,136
Y Class	—	45
Investor Class	—	853
A Class	—	35
C Class	—	13
Tax return of capital:
Institutional Class	—	2,844
Y Class	—	15
Investor Class	—	274
A Class	—	12
C Class	—	4

Total distributions paid	$—	$15,035

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

As of June 30, 2013, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$233,669
Unrealized appreciation	6
Unrealized depreciation	(10,615)

Net unrealized appreciation or (depreciation)	(10,609)
Undistributed ordinary income	(310)
Undistributed long-term gain or (loss)	614
Other temporary differences	—

Distributable earnings or (deficits)	$(10,305)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of losses from wash sales.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-

14

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

As of June 30, 2013, the Fund did not have capital loss carryforward positions.

6. Investment Transactions

Purchases and proceeds from sales of investments for the six months ended June 30, 2013, excluding short-term investments, were $310,311,929 and $300,223,208, respectively. These amounts also represent purchases and sales of U.S. Government securities.

7. Capital Share Transactions

The tables below summarize the activity in capital shares (dollars and shares in thousands):

For the Six Months Ended June 30, 2013

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,928	$64,738	30	$336	206	$2,212
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	(4,548)	(49,507)	(42)	(455)	(469)	(5,030)

Net increase (decrease) in shares outstanding	1,380	$15,231	(12)	$(119)	(263)	$(2,818)

	A Class		C Class
	Shares	Amount	Shares	Amount
Shares sold	30	$328	12	$132
Reinvestment of dividends	—	—	—	—
Shares redeemed	(18)	(196)	—	(7)

Net increase in shares outstanding	12	$132	12	$125

15

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

June 30, 2013 (Unaudited)

For the Year Ended December 31, 2012

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	21,592	$247,304	53	$609	729	$8,264
Reinvestment of dividends	1,136	12,544	6	64	102	1,113
Shares redeemed	(22,834)	(261,530)	(8)	(97)	(840)	(9,525)

Net increase (decrease) in shares outstanding	(106)	$(1,682)	51	$576	(9)	$(148)

	A Class		C Class
	Shares	Amount	Shares	Amount
Shares sold	28	$326	3	$32
Reinvestment of dividends	3	32	1	17
Shares redeemed	(40)	(452)	—	—

Net increase (decrease) in shares outstanding	(9)	$(94)	4	$49

16

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17

American Beacon Treasury Inflation Protected Securities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class									Y Class
	Six									Six
	Months									Months
	Ended									Ended		Year Ended
	June 30,		Year Ended December 31,							June 30,		Dec. 31,
	2013		2012		2011		2010	2009A	2008	2013		2012
	(unaudited)									(unaudited)
Net asset value, beginning of period	$10 .97		$11.16		$10.51		$10.16	$9.20	$10.18	$11.03		$11.24

Income from investment operations:
Net investment income (loss)	(0 .01)		0.04		0.28		0.16	0.06	0.80	(0.04)		0.09
Net gains (losses) from investments (both realized and unrealized)	(0 .57)		0.49		0.67		0.35	0.95	(0.98)	(0.55)		0.41

Total income (loss) from investment operations	(0 .58)		0.53		0.95		0.51	1.01	(0.18)	(0.59)		0.50

Less distributions:
Dividends from net investment income	—		(0.07)		(0.29)		(0.16)	(0.05)	(0.80)	—		(0.06)
Distributions from net realized gains on securities	—		(0.49)		—		—	—	—	—		(0.49)
Tax return of capital	—		(0 .16	)B	(0 .01	)B	—	—	—	—		(0.16	)B

Total distributions	—		(0.72)		(0.30)		(0.16)	(0.05)	(0.80)	—		(0.71)

Net asset value, end of period	$10 .39		$10.97		$11.16		$10.51	$10.16	$9.20	$10.44		$11.03

Total return C	(5.29	)%D	4.80%		9.14%		5.03%	11.00%	(2.09)%	(5.35	)%D	4.42%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$205,940		$202,274		$206,864		$157,195	$155,833	$140,189	$872		$1,051
Ratios to average net assets (annualized):
Expenses, before reimbursements	0 .38	%E	0.37%		0.36%		0.35%	0.36%	0.29%	0.61	%E	0.62%
Expenses, net of reimbursements	0 .29	%E	0.27%		0.26%		0.25%	0.26%	0.25%	0.61	%E	0.61%
Net investment income (loss), before reimbursements	(0.31	)%E	0.64%		2.24%		1.40%	0.59%	5.15%	(0.68	)%E	0.81%
Net investment income (loss), net of reimbursements	(0.22	)%E	0.74%		2.34%		1.50%	0.69%	5.19%	(0.67	)%E	0.82%
Portfolio turnover rate	136	%D	286%		381%		214%	180%	128%	136	%D	286%

A	Standish Mellon Asset Management Company, LLC was added as an investment advisor on December 11, 2009.
B	The tax return of capital is calculated based on outstanding shares at the time of distribution.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from January 1 through December 31, 2010.
G	Portfolio turnover rate is for the period from January 1 through December 31, 2009.

18

American Beacon Treasury Inflation Protected Securities FundSM

Financial Highlights

(For a share outstanding throughout the period)

				Investor Class									A Class
				Six									Six
		Mar. 1		Months							Mar. 2		Months						May 17
		to		Ended							to		Ended		Year Ended				to
		Dec. 31,		June 30,		Year Ended December 31,					Dec. 31,		June 30,		December 31,				Dec. 31,
2011		2010		2013		2012		2011		2010	2009A		2013		2012		2011		2010
				(unaudited)									(unaudited)
$10.60		$10.25		$10 .90		$11.12		$10.48		$10.13	$9 .25		$10.93		$11.15		$10.54		$10.35

0.26		0.05		(0.05)		0.06		0.24		0.06	0.14		(0.02)		0.00		0.10		0 .04
0.65		0.35		(0.54)		0.42		0.66		0.41	0.79		(0.59)		0.45		0.76		0 .19

0.91		0.40		(0.59)		0.48		0.90		0.47	0.93		(0.61)		0.45		0.86		0 .23

(0.26)		(0 .05)		—		(0.05)		(0.25)		(0.12)	(0.05)		—		(0.02)		(0.24)		(0 .04)
—		—		—		(0.49)		—		—	—		—		(0.49)		—		—
(0.01	)B	—		—		(0 .16	)B	(0 .01	)B	—	—		—		(0.16	)B	(0.01	)B	—

(0.27)		(0 .05)		—		(0.70)		(0.26)		(0.12)	(0.05)		—		(0.67)		(0.25)		(0.04)

$11.24		$10.60		$10 .31		$10.90		$11.12		$10.48	$10.13		$10.32		$10.93		$11.15		$10.54

8.66%		3.89	%D	(5.41	)%D	4.32%		8.67%		4.62%	10.05	%D	(5.58	)%D	4.07%		8.17%		2.23	%D

$501		$365		$15,663		$19,438		$19,920		$15,262	$5,868		$825		$741		$855		$155
1.04%		0.60	%E	0 .78	%E	0.77%		0.77%		0.75%	0.81	%E	1.04	%E	1.07%		1.32%		0.99	%E
0.63%		0.60	%E	0 .69	%E	0.69%		0.68%		0.64%	0.65	%E	1.00	%E	1.01%		1.03%		0.99	%E
1.80%		0.85	%E	(0.93	)%E	0.44%		2.24%		1.06%	3.04	%E	(0.89	)%E	0.07%		0.88%		0.55	%E
2.21%		0.85	%E	(0.84	)%E	0.53%		2.32%		1.17%	3.20	%E	(0.85	)%E	0.13%		1.17%		0.55	%E
381%		214	%F	136	%D	286%		381%		214%	180	%G	136	%D	286%		381%		214	%F

19

American Beacon Treasury Inflation Protected Securities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six
	Months						Sept. 1
	Ended		Year Ended				to
	June 30,		December 31,				Dec. 31,
	2013		2012		2011		2010
	(unaudited)
Net asset value, beginning of period	$10.77		$11.06		$10.46		$10.38

Income from investment operations:
Net investment income (loss)	(0 .06)		(0.05)		0.13		0 .00
Net gains (losses) from investments (both realized and unrealized)	(0 .58)		0.41		0.65		0 .08

Total income (loss) from investment operations	(0 .64)		0.36		0.78		0 .08

Less distributions:
Dividends from net investment income	—		—		(0.17)		—
Distributions from net realized gains on securities	—		(0.49)		—		—
Tax return of capital	—		(0.16	)B	(0.01	)B	—

Total distributions	—		(0.65)		(0.18)		—

Net asset value, end of period	$10.13		$10.77		$11.06		$10.46

Total return C	(5.94	)%D	3.26%		7.47%		0.77	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$406		$307		$266		$153
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.78	%E	1.79%		2.62%		1.77	%E
Expenses, net of reimbursements	1.78	%E	1.77%		1.79%		1.77	%E
Net investment income (loss), before reimbursements	(1.73	)%E	(0.61)%		0.25%		(0.05	)%E
Net investment income (loss), net of reimbursements	(1.73	)%E	(0.59)%		1.08%		(0.05	)%E
Portfolio turnover rate	136	%D	286%		381%		214	%F

A	Standish Mellon Asset Management Company, LLC was added as an investment advisor on December 11, 2009.
B	The tax return of capital is calculated based on outstanding shares at the time of distribution.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from January 1 through December 31, 2010.
G	Portfolio turnover rate is for the period from January 1 through December 31, 2009.

20

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

At its May 29, 2013 meeting, the Board of Trustees (“Board”) considered the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) on behalf of each of their series (collectively, the “Funds”) and the renewal of each investment advisory agreement between the Manager and a subadvisor (each an “Investment Advisory Agreement”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board’s consideration to renew and approve these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee, for the benefit of all Trustees, sponsored a separate meeting on May 10, 2013 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested by the Board included, among other information, the following materials. For various reasons, a subadvisor may not have provided responses to each requested item. In these instances, the Board considered the materials that were received from such subadvisor. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•	a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•	a comparison of the performance of that portion of Fund assets managed or to be managed by each firm with the performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any actual or potential remedial measures if the firm’s longer-term performance was materially below that of the peer group;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an analysis of compensation, including a comparison with fee rates charged to other clients for which similar services are provided, any proposed changes to the fee rate schedule, if applicable, and the effect of any fee waivers;

•	a description of any payments made or to be made by the subadvisors to the Manager to support a Fund’s marketing efforts;

•	a copy of the firm’s proxy voting policies and procedures and, if applicable, the name of the third-party voting service used by the firm;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•	a description of the scope of portfolio management services provided or to be provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•	a description of the personnel who are or will be assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•	a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a description of the firm’s practices in monitoring the quality of portfolio holdings and in reviewing portfolio valuation, including any fair value determinations;

•	a description of the firm’s use of derivatives, short positions, leveraged trading strategies or other similar trading strategies for the Funds;

•	a discussion regarding the firm’s participation in third-party and/or proprietary “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions;

•	a discussion of the firm’s methodology for obtaining best execution, including any plans to improve the quality of execution in the upcoming year, and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

21

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

•	a description of the firm’s criteria for assessing counterparties and counterparty risk to the extent the firm enters into transactions with counterparties on a Fund’s behalf;

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm utilizes “commission recapture” or “directed brokerage” arrangements for the benefit of the Funds or “step-out” transactions;

•	a discussion of whether the firm receives, or anticipates receiving, other compensation, including any payment for electronic communication network liquidity rebates with respect to the Funds;

•	a certification by the firm regarding the reasonable design of its compliance program;

•	a summary of the results of the firm’s most recent annual review of its compliance program and a discussion of any material compliance problems encountered by a subadvisor since the most recent annual review;

•	confirmation that the firm is prepared to provide to the Manager, directly or in summary form, any regulatory review comments that could have a material impact on services provided to the Funds;

•	a discussion of whether, due to the firm’s trading activities on behalf of the Funds, the firm would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendments to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the firm would so register or be exempt;

•	information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

•	In addition, the Manager provided the following information specific to the renewal of the Management Agreement:

•	a comparison of the performance of a share class of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fee rates and expense ratios for comparable mutual funds;

•	a profit/loss analysis of the Manager;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a discussion of whether the Manager provides different types or levels of administrative and accounting related services to certain Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of arrangements pursuant to which certain firms may make any direct or indirect payments to partially reimburse the Manager for its marketing or other expenses on behalf of the Funds;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate for each Fund and, as applicable, each subadvisor to a Fund;

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated; and

•	confirmation that the Manager complies with applicable CFTC and National Futures Association rules and requirements for applicable Funds and a discussion regarding whether, due to the Manager’s trading activities on behalf of other Funds, the Manager would need to register, or qualify for exclusion from registration, as a commodity pool operator or commodity trading advisor pursuant to the recent amendment to Rule 4.5 under the Commodity Exchange Act with respect to the Funds and, if so, whether the firm would so register or be exempt.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fee rate versus comparable mutual funds. For certain Funds, the Board also considered information regarding the performance of the Manager and individual subadvisors with respect to their allocated portions of a Fund’s portfolio, net of management or subadvisory fees, as applicable, but not other Fund expenses. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the

22

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

class with the longest performance history, which in most cases was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 10, 2013 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 29, 2013 meeting at which the Board considered the renewal of the Management Agreement and Investment Advisory Agreements.

The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 29, 2013 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (5) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staff levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es). The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for each Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year. The Board further considered that with respect to each Fund, the Management

23

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager plus the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the cost of services for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and, those that do, likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current management and administration fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended December 31, 2012.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to each Fund. The performance comparisons below were made versus each Fund’s Lipper performance universe median, Lipper performance group median and/or benchmark index. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe median and Lipper expense group median. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

24

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreements and Investment Advisory Agreements of the Funds (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Treasury Inflation Protected Securities Fund. In considering the renewal of the Management Agreement for the American Beacon Treasury Inflation Protected Securities Fund, the Trustees considered the following additional factors: (1) the American Beacon Treasury Inflation Protected Securities Fund underperformed the Lipper performance universe median and Lipper performance group median for the one-, three- and five-year periods ended March 31, 2013; (2) the Manager’s representation that the Fund’s performance relative to its benchmark index may be more appropriate as compared to the peer universe because the peer universe funds generally have longer duration and invest in Treasury Inflation Protection Securities (“TIPS”), nominal Treasuries and foreign inflation-linked bonds, whereas the American Beacon Treasury Inflation Protected Securities Fund may invest only in U.S. TIPS; (3) the Fund underperformed its benchmark index for the one-, three- and five-year periods ended March 31, 2013; (4) the expense ratio of the Institutional Class of Fund shares was lower than the median of its Lipper expense universe and Lipper expense group; and (5) the Institutional Class of the Fund was categorized by Morningstar as having a low expense ratio.

In considering the renewal of the Investment Advisory Agreement with NISA Investment Advisors LLC (“NISA”) and Standish Mellon Asset Management LLC (“Standish”), the Trustees considered the following additional factors: (1) NISA underperformed the Lipper performance universe median for the one-, three- and five-year periods ended March 31, 2013; (2) Standish underperformed the Lipper performance universe median for the one- and three-year periods ended March 31, 2013; (3) the Manager’s explanation that NISA’s and Standish’s underperformance was due in part to their focus on shorter duration TIPS; (4) NISA outperformed its applicable benchmark index for the one-, three- and five-year periods ended March 31, 2013; (5) Standish outperformed its applicable benchmark index for the three-year period ended March 31, 2013, but underperformed its benchmark index for the one-year period; (6) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; and (7) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon Treasury Inflation Protected Securities Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Treasury Inflation Protected Securities Fund.

25

Delivery of Documents

eDelivery is NOW AVAILABLE- Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the
Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at
www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public
Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information
regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com, approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of
Additional Information, is available free of charge on the Fund’s website
www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The
Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The
Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Treasury Inflation Protected Securities Fund are service marks of American Beacon Advisors, Inc.

SAR 6/13

ITEM 2. CODE OF ETHICS.

The Trust did not amend the code of ethics that applies to its principal executive and financial officers (the “Code”) nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not Applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President

Date: September 6, 2013

By	/s/ Melinda G. Heika
Melinda G. Heika Treasurer

Date: September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President

Date: September 6, 2013

By	/s/ Melinda G. Heika
Melinda G. Heika Treasurer

Date: September 6, 2013